                                                                   Exhibit 10(b)

================================================================================

                 REVOLVING CREDIT LOAN, ACQUISITION / TERM LOAN
                      AND F/X LINE OF CREDIT LOAN AGREEMENT

                              executed by and among

                   CANTEL MEDICAL CORP. AND MEDIVATORS, INC.,
                               as the US Borrowers

                                       AND

                 OTHER US BORROWERS HEREAFTER SIGNATORY HERETO,
                        each as an additional US Borrower

                                       AND

                               CARSEN GROUP INC.,
                            as the Canadian Borrower

                                       AND

                                  SUMMIT BANK,
     as the Administrative Agent, as the US Collateral Agent and as a Lender

                                       AND

                        MELLON BANK, N.A., CANADA BRANCH,
                as the Canadian Collateral Agent and as a Lender

                                       AND

                               MELLON BANK, N.A.,
                                   as a Lender

                                       AND

                    OTHER LENDERS HEREAFTER SIGNATORY HERETO,
                          each as an additional Lender

                            DATED: FEBRUARY 23, 2001

================================================================================

                                TABLE OF CONTENTS

PREAMBLE AND RECITALS                                                          1

                                    ARTICLE I

             DEFINITIONS; RULES OF INTERPRETATION AND CONSTRUCTION;
                            AND ACCOUNTING PRINCIPLES

Section 1.01  Definitions                                                      5
Section 1.02  Rules of Interpretation and Construction                        46
Section 1.03  Accounting Principles                                           48

                                   ARTICLE II

                    AMOUNTS AND TERMS OF THE LOAN FACILITIES

Section 2.01  US Revolving Credit Loan Facility                               50
Section 2.02  Canadian Revolving Credit Loan Facility                         59
Section 2.03  Acquisition/Term Loan Facility                                  70
Section 2.04  F/X Line of Credit Facility                                     71
Section 2.05  Interest on the Loan Facilities                                 74
Section 2.06  Canadian Bankers Acceptances                                    79
Section 2.07  Fees                                                            84
Section 2.08  Prepayments                                                     86
Section 2.09  Payments; Collection of Accounts                                88
Section 2.10  Special Provisions Governing Eurodollar Rate Loans              90
Section 2.11  Increased Capital                                               94
Section 2.12  Authorized Officers of the Borrowers                            95
Section 2.13  Taxes                                                           96
Section 2.14  Security for the Loan Facilities                                99
Section 2.15  Currency Fluctuations                                           99
Section 2.16  Joint and Several Liability                                    100

                                   ARTICLE III

                   CONDITIONS PRECEDENT TO THE LOAN FACILITIES

Section 3.01  Conditions Precedent to the Effectiveness of this
              Loan Agreement                                                 101
Section 3.02  Conditions Precedent to All Loans and Letters of Credit        104

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

Section 4.01  Representations and Warranties on the Closing Date             106
Section 4.02  Subsequent Funding Representations and Warranties              115

                                    ARTICLE V

                               REPORTING COVENANTS

Section 5.01  Statement of Accounting                                        116
Section 5.02  Reporting and Information Requirements                         116
Section 5.03  Environmental Notices                                          120
Section 5.04  Notice of Name Changes and Location Changes                    121
Section 5.05  Semi-Annual Collateral Audit                                   121

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

Section 6.01  Corporate Existence, etc.                                      122
Section 6.02  Corporate Powers, etc.                                         122
Section 6.03  Compliance with Laws, etc.                                     122
Section 6.04  Payment of Taxes and Claims                                    122
Section 6.05  Maintenance of Properties; Insurance                           122
Section 6.06  Inspection of Property; Books and Records; Discussions         123
Section 6.07  Litigation, Claims, etc.                                       124
Section 6.08  Labor Disputes                                                 124
Section 6.09  Maintenance of Licenses, Permits, etc.                         124
Section 6.10  Use of Proceeds                                                124
Section 6.11  Continuation of or Change in Business                          124
Section 6.12  Additional US Borrowers and Additional Corporate Guarantors    124
Section 6.13  Minimum Required Interest Rate Hedge Protection                125
Section 6.14  Bank of Account for Borrowers                                  125
Section 6.15  Landlord Subordination and Waiver Agreements                   126
Section 6.16  Ownership of Subsidiaries                                      126
Section 6.17  Inactive Subsidiaries                                          126

                                   ARTICLE VII

                               NEGATIVE COVENANTS

Section 7.01  Consolidated Debt                                              127
Section 7.02  Sales of Assets; Liens.                                        127
Section 7.03  Loans, Advances and Investments                                128
Section 7.04  Restricted Junior Payments                                     129
Section 7.05  Restriction on Fundamental Changes                             129
Section 7.06  ERISA                                                          130
Section 7.07  Amendment of Certificate or Articles of Incorporation,
              Memorandum and Articles of Association and/or By-Laws          130
Section 7.08  Margin Regulations                                             130
Section 7.09  Cancellation of Consolidated Debt; Prepayments                 130
Section 7.10  Environmental Liabilities                                      131
Section 7.11  Guaranties                                                     131
Section 7.12  No Negative Pledges to Other Person                            131
Section 7.13  Operating Leases                                               132
Section 7.14  Sales and Leasebacks                                           132
Section 7.15  Fiscal Years                                                   132

                                  ARTICLE VIII

                               FINANCIAL COVENANTS

Section 8.01  Minimum Consolidated Tangible Net Worth                        132
Section 8.02  Maximum Consolidated Funded Debt Leverage Ratio                133
Section 8.03  Minimum Consolidated Interest Coverage Ratio                   134
Section 8.04  Minimum Consolidated Fixed Charge Coverage Ratio               134
Section 8.05  Maximum Capital Expenditures                                   134

                                   ARTICLE IX

                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES

Section 9.01  Events of Default                                              134
Section 9.02  Rights and Remedies                                            137
Section 9.03  Application of Proceeds                                        138
Section 9.04  No Notices                                                     142
Section 9.05  Agreement to Pay Attorneys' Fees and Expenses                  142
Section 9.06  No Additional Waiver Implied by One Waiver                     142

Section 9.07  Failure to Exercise Rights                                     142
Section 9.08  Waiver of Jury Trial                                           143
Section 9.09  Remedies Cumulative                                            143

                                    ARTICLE X

            THE ADMINISTRATIVE AGENT; THE US COLLATERAL AGENT AND THE
                            CANADIAN COLLATERAL AGENT

Section 10.01  Appointment                                                   144
Section 10.02  General Nature of the Agents' Duties                          144
Section 10.03  Exercise of Powers                                            145
Section 10.04  General Exculpatory Provisions                                146
Section 10.05  Administration by the Agents                                  146
Section 10.06  Each Lender Not Relying on Agents or Any Other Lenders        147
Section 10.07  Indemnification                                               148
Section 10.08  Agents in their Individual Capacities                         148
Section 10.09  Holders of Notes                                              148
Section 10.10  Successor Agents                                              148
Section 10.11  Additional Agents                                             149
Section 10.12  Calculations                                                  149

                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.01  Concerning the Collateral and the Collateral Documents        150
Section 11.02  Assignments and Participations                                150
Section 11.03  Expenses                                                      153
Section 11.04  Indemnity                                                     154
Section 11.05  Ratable Sharing                                               155
Section 11.06  Amendments and Waivers                                        156
Section 11.07  Independence of Covenants                                     158
Section 11.08  Notices                                                       158
Section 11.09  Survival of Warranties and Agreements                         158
Section 11.10  Marshalling; Recourse to Security; Payments Set Aside         158
Section 11.11  Severability                                                  158
Section 11.12  Governing Law                                                 159
Section 11.13  Successors and Assigns                                        159
Section 11.14  Consent to Jurisdiction and Service of Process                159
Section 11.15  Counterparts; Effectiveness; Inconsistencies                  160

Section 11.16  Construction                                                  160
Section 11.17  Entire Agreement / Integration Clause                         160
Section 11.18  Process Agent                                                 160
Section 11.19  Judgment Currency                                             160
Section 11.20  Credit Support Document                                       161
Section 11.21  Interest Savings Clause                                       161
Section 11.22  Replacement of Lost Promissory Notes or Collateral Documents  161
Section 11.23  Yearly Rate Statements                                        161

                             EXHIBITS AND SCHEDULES

                                    EXHIBITS

Exhibit "A"       Form of Acquisition/Term Loan Note
Exhibit "B"       Form of Assignment and Acceptance Agreement
Exhibit "C-1"     Form of US Borrowing Base Certificate
Exhibit "C-2"     Form of Canadian Borrowing Base Certificate
Exhibit "D"       Form of Canadian Revolving Credit Loan Note
Exhibit "E-1      Form of Landlord Subordination and Waiver Agreement - US
                  Locations
Exhibit "E-2      Form of Landlord Subordination and Waiver Agreement - Canadian
                  Locations
Exhibit "F"       Form of Letters of Credit Reimbursement Agreement
Exhibit "G-1"     Form of US Notice of Borrowing
Exhibit "G-2"     Form of Canadian Notice of Borrowing and Form of Canadian
                  Bankers Acceptance Notice
Exhibit "H"       Form of Notice of Conversion/Continuation
Exhibit "I"       Form of Officer's Certificate
Exhibit "J"       Form of Master Agreement
Exhibit "K"       Form of US Revolving Credit Loan Note
Exhibit "L"       Form of Foreign Exchange Confirmation
Exhibit "M"       Form of Non-Bank Compliance Certificate
Exhibit "N"       Form of Opinion Letters

                                    SCHEDULES

Schedule 1.01-A         List of Leased Properties
Schedule 1.01-B         Customary Permitted Liens
Schedule 1.01-C         Eurodollar Affiliates
Schedule 1.01-D         Permitted Encumbrances
Schedule 2.07 (ii)      Letter of Credit Fees
Schedule 4.01 (iii)     Ownership of Capital Stock
Schedule 4.01 (vii)     Pending or Threatened Litigation

Schedule 4.01 (xv)      Environmental Matters
Schedule 4.01 (xvi)     ERISA
Schedule 4.01 (xx)      Joint Venture/Partnership
Schedule 4.01 (xxi)     Insurance Policies, Programs and Claims
Schedule 4.01 (xxv)     List of Undisclosed Liabilities
Schedule 4.01 (xxvii)   Labor Matters
Schedule 4.01 (xxx)     Business Names
Schedule 4.01 (xxxi)    Location of Collateral
Schedule 6.05           Schedule of Insurance Policies and Programs
Schedule 7.01(iii)      Permitted Existing Debt
Schedule 7.03           Existing Loans, Advances, Investments
Schedule 7.11(i)        Existing Guaranties

                REVOLVING CREDIT LOAN, ACQUISITION/TERM LOAN AND
                        F/X LINE OF CREDIT LOAN AGREEMENT

      THIS REVOLVING CREDIT LOAN, ACQUISITION/TERM LOAN AND F/X LINE OF CREDIT LOAN AGREEMENT (hereinafter, as it may be from time to time amended, modified, extended, refinanced, renewed and/or supplemented, referred to as this "Loan Agreement"), is made this 23rd day of February, 2001, by and among

      CANTEL MEDICAL CORP., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 150 Clove Road, 9th Floor, Overlook at Great Notch, Little Falls, New Jersey 07424 (hereinafter sometimes referred to as "Cantel Medical" and sometimes referred to as a "US Borrower"),

      AND

      CARSEN GROUP INC., a company duly organized, validly existing and in good standing under the laws of the Province of Ontario, Canada, having its principal office and chief executive office located at 151 Telson Road, Markham, Ontario L3R 1E7 (hereinafter sometimes referred to as "Carsen Group" and sometimes referred to as the "Canadian Borrower"),

      AND

      MEDIVATORS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, having its principal office located at 2995 Lone Oak Circle, Suite 10, Eagan, Minnesota 55121 (hereinafter sometimes referred to as "MediVators" and sometimes referred to as a "US Borrower"),

      AND

      OTHER DOMESTIC SUBSIDIARIES OF CANTEL MEDICAL, who from time to time may hereafter become a "US Borrower" pursuant to the terms, conditions and provisions of SECTION 6.12 of this Loan Agreement (hereinafter, together with Cantel Medical and MediVators, collectively referred to as the "US Borrowers" and individually referred to as a "US Borrower"),

      AND

      SUMMIT BANK, a state banking corporation duly organized and validly existing under the laws of the State of New Jersey, having an office located at 250 Moore Street, Hackensack, New Jersey 07602, in its capacity as a lender hereunder (hereinafter sometimes referred to individually as "Summit Bank" and/or as a "US Lender"),

      AND

      MELLON BANK, N.A., CANADA BRANCH, a Schedule III bank under the BANK ACT (Canada), duly authorized by the Minister of Finance to operate as an authorized foreign bank and to carry on business in Canada, having an office located at Royal Trust Tower, 32nd Floor, Toronto Dominion Center, Toronto, Ontario M5K 1K2, in its capacity as a lender hereunder (hereinafter sometimes referred to as "Mellon Canada" and/or as a "Canadian Lender"),

      AND

      MELLON BANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19101, in its capacity as a lender hereunder (hereinafter sometimes referred to as "Mellon US" and/or as a "US Lender"),

      AND

      OTHER FINANCIAL INSTITUTIONS, that are either signatories to this Loan Agreement or who from time to time may hereafter become a lender under this Loan Agreement pursuant to SECTION 11.02 hereof (hereinafter, together with Summit Bank, Mellon Canada and Mellon US, collectively referred to as the "Lenders" and individually referred to as a "Lender"),

      AND

      SUMMIT BANK, a state banking corporation duly organized and validly existing under the laws of the State of New Jersey, having an office located at 250 Moore Street, Hackensack, New Jersey 07602, in its capacity as the agent with respect to collateral hereunder located in the United States of America (hereinafter referred to as the "US Collateral Agent"),

      AND

      MELLON BANK, N.A., CANADA BRANCH, a Schedule III bank under the BANK ACT (Canada), duly authorized by the Minister of Finance to operate as an authorized foreign bank and to carry on business in Canada, duly organized and validly existing under the laws of Canada, having an office located at Royal Trust Tower, 32nd Floor, Toronto Dominion Center, Toronto, Ontario M5K 1K2, in its capacity as the agent with respect to collateral hereunder located in Canada (hereinafter referred to as the "Canadian Collateral Agent"),

      AND

      SUMMIT BANK, a state banking corporation duly organized and validly existing under the laws of the State of New Jersey, having an office located at 250 Moore Street, Hackensack, New Jersey 07602, in its capacity as the administrative agent hereunder (hereinafter referred to as the "Administrative Agent"),

                              W I T N E S S E T H :

      WHEREAS, the US Borrowers are engaged in the business of manufacturing and servicing infection prevention and control products in the United States which are distributed worldwide, and the Canadian Borrower is engaged in the business of marketing, distributing and servicing medical and scientific products in Canada; and

      WHEREAS, defined terms used but not expressly defined in these recitals shall have the same meanings when used in these recitals as set forth in SECTION
1.01 below; and

      WHEREAS, the US Borrowers and the Canadian Borrower have requested that
(i) Summit Bank and the other "US Lenders" (as such term is defined in SECTION
1.01 below) holding a US Revolving Credit Commitment, make available to the US Borrowers, ON A JOINT AND SEVERAL BASIS, a secured recourse revolving credit loan in the aggregate principal amount of up to Two Million Five Hundred Thousand and 00/100 (US$2,500,000.00) Dollars (hereinafter, as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented, referred to as the "US Revolving Credit Loan Facility") for the purposes of financing (a) a portion of the US Borrowers' working capital requirements with a sublimit of up to Five Hundred Thousand and 00/100 (US$500,000.00) Dollars to provide for the issuance of documentary and standby letters of credit and (b) a portion of the US Borrowers' requirements for "Capital Expenditures" (as such term is defined in SECTION 1.01 below), (ii) Mellon Canada and the other "Canadian Lenders" (as such term is defined in SECTION 1.01 below) holding a Canadian Revolving Credit Commitment, make available to the Canadian Borrower, ON A SEVERAL BASIS (AND NOT ON A JOINT OR JOINT AND SEVERAL BASIS) WITH ANY OTHER BORROWER, a secured recourse revolving credit loan in the aggregate principal amount of up to Five Million and 00/100 (US$5,000,000.00) Dollars, or the Canadian Dollar Equivalent thereof (hereinafter, as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented, referred to as the "Canadian Revolving Credit Loan Facility") for the purposes of financing (a) a portion of the Canadian Borrower's working capital requirements with a sublimit of up to One Million and 00/100 (US$1,000,000.00) Dollars to provide for the issuance of documentary and standby letters of credit and (b) a portion of the Canadian Borrower's requirements for Capital Expenditures; (iii) Summit Bank, Mellon US and the other US Lenders holding an Acquisition/Term Loan Commitment, make available to the US Borrowers, ON A JOINT AND SEVERAL BASIS, a secured recourse acquisition/term loan facility in the aggregate principal amount of up to Twelve Million Five Hundred Thousand and 00/100 (US$12,500,000.00) Dollars (hereinafter, as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented, referred to as the "Acquisition/Term Loan Facility") for the purposes of financing a portion of certain "Permitted Acquisitions" (as such term is defined in SECTION 1.01 below); and (iv) Summit Bank and Mellon US make available to the Canadian Borrower a secured recourse line of credit facility in connection with the Canadian Borrower's purchase of "Foreign Exchange Contracts" (as such term is defined in SECTION 1.01 below) in an aggregate amount, based upon the face amount of such Foreign Exchange Contracts, of up to Fifteen Million and 00/100 (US$15,000,000.00) Dollars (hereinafter, as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented, referred to as the "F/X Line of Credit Facility"); and

      WHEREAS, for the purposes of this Loan Agreement, the US Revolving Credit Loan Facility, the Canadian Revolving Credit Loan Facility, the Acquisition/Term Loan Facility and the F/X Line of Credit Facility shall be collectively referred to as the "Loan Facilities"; and

      WHEREAS, the Lenders have agreed to make their applicable Loan Facilities available to the applicable US Borrowers and the Canadian Borrower, subject to the terms, conditions and provisions hereinafter set forth; and

      WHEREAS, the US Borrowers, the Canadian Borrower, the Administrative Agent, the Canadian Collateral Agent, the US Collateral Agent and the Lenders anticipate and contemplate that the Lenders may sell, assign and transfer at times after the date hereof, a portion of their respective interests in the Loan Facilities (EXCEPT for the F/X Line of Credit Facility) to other financial institutions described in the definition of "Eligible Assignee" set forth in
SECTION 1.01 of this Loan Agreement, and any such additional lenders shall hereinafter be included as "Lenders" under this Loan Agreement; and

      WHEREAS, the Lenders have requested and agreed that (i) the Administrative Agent act as administrative agent for the Lenders in connection with the Loan Facilities, (ii) the US Collateral Agent act as collateral agent for the Lenders in connection with any and all Collateral located in the United States of America and (iii) the Canadian Collateral Agent act as the administrative and collateral agent with respect to the administration and funding of Canadian Bankers Acceptances, Canadian Revolving Credit Loans and Canadian Letters of Credit, the establishment of the Base Rate for relevant Canadian Revolving Credit Loans, the acceptance and distribution of payments made in respect of Canadian Revolving Credit Loans, Canadian Letter of Credit Obligations and Canadian Bankers Acceptances and the administration of the Canadian Lenders' rights and/or remedies with respect to any Collateral located in Canada (including, without limitation, Collateral held under the BANK ACT (Canada)), and the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent, respectively, have agreed to accept such responsibilities and duties, subject to the terms, conditions and provisions hereinafter set forth.

      NOW, THEREFORE, in consideration of these premises and the mutual representations, covenants and agreements of the US Borrowers, the Canadian Borrower, the Lenders, the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent, each party, binding itself and its respective successors and assigns, hereby promises, covenants and agrees as follows:

                                    ARTICLE I

                    DEFINITIONS; RULES OF INTERPRETATION AND
                     CONSTRUCTION; AND ACCOUNTING PRINCIPLES

      SECTION 1.01 DEFINITIONS. The following terms, as used in this Loan Agreement, shall have the following meanings, unless the context clearly indicates and requires otherwise:

      "ACCEPTANCE FEE" means the fee payable at the time of the acceptance of a Canadian Bankers Acceptance established by multiplying the face amount of such Canadian Bankers Acceptance by the BA Margin as of the date of issue and acceptance of such Canadian Bankers Acceptance and by multiplying the product so obtained by a fraction having a numerator equal to the number of days in the term of such Canadian Bankers Acceptance and a denominator of 365.

      "ACCOUNTS" or "ACCOUNT RECEIVABLE" or "ACCOUNTS RECEIVABLE" shall mean (i) any "account", as such term is defined in Section 9-106 of the Uniform Commercial Code of each State where applicable (or any successor section of the Uniform Commercial Code) and (ii) any "account", as such term is defined in subsection 1(1) of the Personal Property Security Act (Ontario) (or any successor section of the Personal Property Security Act (Ontario)), whether now owned or hereafter acquired by any of the Borrowers and/or any of their Subsidiaries, and in any event, includes, without limitation, all accounts, contracts, contract rights, chattel paper, general intangibles, notes, drafts, acceptances, chattel mortgages, conditional sale contracts, bailment leases, security agreements, contribution rights and other forms of obligations now or hereafter arising out of or acquired in the course of or in connection with any business of the Borrowers and/or their Subsidiaries, together with any and all liens, guaranties, securities, rights, remedies and privileges pertaining to any of the foregoing, whether now existing or hereafter created or arising, and all rights with respect to returned and repossessed items of inventory.

      "ACQUIRING PERSON" shall mean any Person who or which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of more than thirty percent (30%) of the Common Shares then authorized, issued and outstanding, but shall not include (i) Cantel Medical, (ii) Charles M. Diker, an individual who owns approximately thirty percent (30%) of Cantel Medical as of the Closing Date, or (iii) any such Person who has become such a Beneficial Owner SOLELY because (a) of a change in the aggregate number of Common Shares outstanding since the last date on which such Person acquired Beneficial Ownership of any Common Shares or (b) such Person acquired such Beneficial Ownership in the good faith belief that such acquisition would not cause such Beneficial Ownership to exceed thirty percent (30%) of the Common Shares then outstanding and such Person relied in good faith in computing the percentage of its Beneficial Ownership on publicly filed reports or documents of Cantel Medical which are inaccurate or out-of-date. Notwithstanding anything contained in CLAUSE (III) of the prior sentence to the contrary, if any Person that is an Acquiring Person due to such CLAUSE (III) does not reduce its percentage of Beneficial Ownership of Common Shares to thirty percent (30%) or less by the Close of Business on the fifth Business Day after notice from the

Administrative Agent (the date of notice being the first day) that such Person's Beneficial Ownership of Common Shares so exceeds thirty percent (30%), then such Person shall, at the end of such five Business Day period, become an Acquiring Person (and such CLAUSE (III) shall no longer apply to such Person). For purposes of this definition, the determination as to whether any Person acted in "good faith" shall be conclusively determined by the Administrative Agent.

      "ACQUISITION/TERM LOAN" and "ACQUISITION/TERM LOANS" shall have the meaning ascribed and assigned to such term in SECTION 2.03(i)(a) of this Loan Agreement.

      "ACQUISITION/TERM LOAN COMMITMENT" shall mean, with respect to any US Lender, as of any date of determination, such US Lender's Pro Rata Share of the amount of the Acquisition/Term Loan Facility, if any, as of such date, which percentage and amount shall be set forth on the signature pages to this Loan Agreement and/or in any Assignment and Acceptance Agreement.

      "ACQUISITION/TERM LOAN FACILITY" shall have the meaning assigned and ascribed to such term as set forth in the second recital of this Loan Agreement.

      "ACQUISITION/TERM LOAN MATURITY DATE" shall mean the earlier to occur of
(i) February 22, 2008 or (ii) the date of termination of the Acquisition/Term Loan Facility pursuant to SECTION 9.02 of this Loan Agreement.

      "ACQUISITION/TERM LOAN NOTES" shall mean a collective reference to any and all acquisition/term loan notes in substantially the form attached hereto as EXHIBIT "A" with all requisite blanks appropriately filled, each such note payable to the order of a US Lender and in a face amount equal to such US Lender's Pro Rata Share of the particular Acquisition/Term Loan made available to the US Borrowers pursuant to such acquisition/term loan note, all such acquisition/term loan notes representing Acquisition/Term Loans made available by the US Lenders to the US Borrowers pursuant to the terms, conditions and provisions of SECTION 2.03 of this Loan Agreement.

      "ACQUISITION/TERM LOAN PERIOD" shall mean, with respect to the Acquisition/Term Loan Facility, the period commencing on the Closing Date and ending on the Acquisition/Term Loan Termination Date.

      "ACQUISITION/TERM LOAN TERM PERIOD" shall mean the period commencing on the Acquisition/Term Loan Termination Date and ending on the Acquisition/Term Loan Maturity Date.

      "ACQUISITION/TERM LOAN TERMINATION DATE" shall mean the earlier to occur of (i) February 22, 2003 or (ii) the date of termination of the Acquisition/Term Loan Facility pursuant to SECTION 9.02 of this Loan Agreement.

      "ADMINISTRATIVE AGENT" shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement; PROVIDED, HOWEVER, pursuant to the terms, conditions and provisions of SECTION 10.11 of this Loan Agreement, the Administrative Agent and the Lenders hereby designate
(i) Summit Bank to act as the US Collateral Agent with respect to the administration of the US Lenders' rights and/or remedies with respect to any US Collateral and (ii) Mellon Canada to act as the Canadian Collateral Agent with respect to the administration and funding of Canadian Bankers Acceptances, Canadian Revolving Credit Loans and Canadian Letters of Credit, the establishment of the Base Rate for relevant Canadian Revolving Credit Loans, the acceptance and distribution of payments made in respect of Canadian Revolving Credit Loans, Canadian Letter of Credit Obligations and Canadian Bankers Acceptances and the administration and enforcement of the Canadian Lender's rights and/or remedies with respect to any Canadian Collateral (including, without limitation, Collateral held under the BANK ACT (Canada)).

      "ADMINISTRATIVE AGENT'S OFFICE" shall mean the Administrative Agent's principal office located at 750 Walnut Avenue, Cranford, New Jersey 07016, or at such office or offices of the Administrative Agent or branch, subsidiary or affiliate thereof, as may be designated in writing from time to time by the Administrative Agent to the Borrowers, the other Agents and the Lenders.

      "ADVANCE LIMIT" shall mean (i) with respect to the US Revolving Credit Loan Facility, the Dollar Equivalent of the aggregate amount of the US Revolving Credit Loan Facility which the US Lenders then holding a US Revolving Credit Commitment may from time to time advance to the US Borrowers in the form of either US Revolving Credit Loans and/or US Letters of Credit, and which amount shall not in the aggregate at any time outstanding exceed the lesser of (a) US$2,500,000.00 or (b) the sum of (1) eighty-five percent (85%) of all Qualified US Accounts Receivable, as of any date of determination, PLUS (2) fifty (50%) of all Qualified US Inventory, as of such date of determination, and (ii) with respect to the Canadian Revolving Credit Loan Facility, the Dollar Equivalent of the aggregate amount of the Canadian Revolving Credit Loan Facility which the Canadian Lenders then holding a Canadian Revolving Credit Commitment may from time to time advance to the Canadian Borrower in the form of either Canadian Revolving Credit Loans, Canadian Letters of Credit and/or Canadian Bankers Acceptances, and which amount shall not in the aggregate at any time outstanding exceed the lesser of (a) US$5,000,000.00 or (b) the sum of (1) eighty-five percent (85%) of all Qualified Canadian Accounts Receivable, as of any date of determination, PLUS (2) fifty (50%) of all Qualified Canadian Inventory, as of such date of determination.

      "AFFILIATES AND ASSOCIATES" when used with reference to any Person shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act, as in effect on the date of this Loan Agreement.

      "AGENT" and/or "AGENTS" shall mean a reference to any one or more of (i) the

Administrative Agent, (ii) the US Collateral Agent and (iii) the Canadian Collateral Agent, as applicable in the given context.

      "AGREEMENT OF GUARANTY" and "AGREEMENTS OF GUARANTY" shall mean a reference to one or more of (i) the Agreement of Guaranty #1, (ii) the Agreement of Guaranty #2, (iii) the Agreement of Guaranty #3, (iv) any and all additional agreements of guaranty, in form and substance satisfactory to the Administrative Agent, in its sole and absolute discretion, for the benefit of Summit Bank and Mellon US, executed, made and/or entered into subsequent to the Closing Date for the purposes of adding domestic Subsidiaries of the US Borrowers as guarantors, ON A JOINT AND SEVERAL BASIS with all of the other Corporate Guarantors, of the payment and performance of all of the Obligations of the Canadian Borrower in connection with the F/X Line of Credit Facility, as provided for in and required by SECTION 6.12 of this Loan Agreement and (v) any and all additional agreements of guaranty, in form and substance satisfactory to the Administrative Agent, in its sole and absolute discretion, for the benefit of the Canadian Lenders, executed, made and/or entered into subsequent to the Closing Date for the purposes of adding domestic Subsidiaries of the US Borrowers as guarantors, ON A JOINT AND SEVERAL BASIS with all of the other Corporate Guarantors, of the payment and performance of all of the Obligations of the Canadian Borrower in connection with the Canadian Revolving Credit Loan Facility, as provided for in and required by SECTION 6.12 of this Loan Agreement, as any of said agreements of guaranty may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented.

      "AGREEMENT OF GUARANTY #1" shall mean that certain Agreement of Guaranty #1 dated of even date herewith, executed by Cantel Medical and MediVators in favor of the Administrative Agent, for the benefit of Summit Bank and Mellon US, pursuant to which Cantel Medical and MediVators have agreed to guaranty, ON A JOINT AND SEVERAL BASIS, all of the obligations of the Canadian Borrower in connection with the F/X Line of Credit Facility, as said Agreement of Guaranty #1 may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented.

      "AGREEMENT OF GUARANTY #2" shall mean that certain Agreement of Guaranty #2 dated of even date herewith, executed by Cantel Medical and MediVators in favor of the Administrative Agent, for the benefit of the Canadian Lenders, pursuant to which Cantel Medical and MediVators have agreed to guaranty, ON A JOINT AND SEVERAL BASIS, all of the obligations of the Canadian Borrower in connection with the Canadian Revolving Credit Loan Facility, as said Agreement of Guaranty #2 may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented.

      "AGREEMENT OF GUARANTY #3" shall mean that certain Agreement of Guaranty #3 dated of even date herewith, executed by Wellspring, Inc., a Delaware corporation (hereinafter referred to as "Wellspring"), in favor of the Administrative Agent, for the benefit of all of the Lenders, pursuant to which Wellspring has agreed to guaranty all of the obligations of the Borrowers in connection with the Loan Facilities, as said Agreement of Guaranty #3 may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented.

      "AGREEMENTS OF LEASE" shall mean a collective reference to those certain lease agreements between any one or more of the Borrowers, as tenants, and various owners, as landlords (all as more fully set forth and described on SCHEDULE 1.01-A hereto), pursuant to which such Borrowers have agreed to lease certain real property from their respective landlords.

      "APPLICABLE CANADIAN PENSION LEGISLATION" shall mean, at any time, any pension legislation applicable to the Canadian Borrower, including, without limitation, the Pension Benefits Act (Ontario) and the Pension Benefits Standards Act, 1985 (Canada), and all regulations promulgated thereunder, as amended and/or modified from time to time.

      "APPLICABLE MARGIN" shall have the meaning set forth in SECTION 2.05(i)(c) of this Loan Agreement.

      "ASSIGNMENT AND ACCEPTANCE AGREEMENT" shall mean an Assignment and Acceptance Agreement in the form of EXHIBIT "B" attached hereto and made a part hereof (with all blanks noted therein appropriately filled in), delivered to the Administrative Agent in connection with an assignment to an Eligible Assignee of all or a portion of a Lender's interests under this Loan Agreement pursuant to the terms, conditions and provisions of SECTION 11.02 hereof.

      "AUTHORIZED OFFICER" shall mean those officers of the Borrowers whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to an Officer's Certificate delivered on the Closing Date or any other form of resolution or certification delivered to and approved by the Administrative Agent after the Closing Date.

      "BA MARGIN" shall mean the applicable percentage set forth in the Leverage Matrix under the heading "BA MARGIN".

      "BANK ACT SECURITY" shall mean a collective reference to (i) the Notice of Intention to Give Security under the BANK ACT (Canada), which notice of intention is dated February 19, 2001, (ii) the Application for Credit and Promise to Give Security, which application is dated the date of this Loan Agreement, (iii) the Agreement as to Loans and Advances, which agreement is dated the date of this Loan Agreement and (iv) the Security under Section 427 of the BANK ACT (Canada), which security is dated the date of this Loan Agreement, all executed and delivered by the Canadian Borrower to and in favor of Mellon Bank, N.A., Canada Branch.

      "BANKRUPTCY ACT" shall mean the Bankruptcy and Insolvency Act (Canada) as amended from time to time, or any successor statute.

      "BANKRUPTCY CODE" shall mean Title 11 of the United States Bankruptcy Code (11 U.S.C. Section 101 ET SEQ.), as amended from time to time, or any successor statute.

      "BASE RATE" shall mean (i) with respect to the US Revolving Credit Loan Facility and the Acquisition/Term Loan Facility, the fluctuating rate per annum announced from time to time by the Administrative Agent as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Administrative Agent to any particular class or category of customers of the Administrative Agent and (ii) with respect to the Canadian Revolving Credit Loan Facility, the fluctuating rate per annum announced from time to time by the Canadian Collateral Agent as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the Canadian Collateral Agent to any particular class or category of customers of the Canadian Collateral Agent.

      "BASE RATE LOANS" shall mean all Revolving Credit Loans and
Acquisition/Term Loans outstanding from time to time which bear interest at a rate determined by reference to the Base Rate as provided for in SECTION 2.05(I) of this Loan Agreement.

      "BASE RATE OPTION" shall mean one of the two interest rates available to the Borrowers as provided for and described in SECTION 2.05(i)(a)(1) and SECTION 2.05(i)(b)(1) of this Loan Agreement.

      "BASE RATE PORTION" of any Borrowing or Borrowings shall mean at any time the portion, which may include the whole of such Borrowing or Borrowings, of such Borrowing or Borrowings bearing interest at such time under the Base Rate Option. If no Borrowing is or if no Borrowings are specified, all references in this Loan Agreement to "Base Rate Portion" shall refer to the Base Rate Portion of all Borrowings outstanding at such time.

      "BENEFICIAL OWNER" and "BENEFICIAL OWNERSHIP" - a Person shall be deemed to be the "Beneficial Owner" of, and shall be deemed to "beneficially own", and shall be deemed to have "Beneficial Ownership" of, any Securities:

            (i) which such Person or any of such Person's Affiliates or Associates is deemed to "beneficially own" within the meaning of Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act, as in effect on the date of this Loan Agreement; and/or

            (ii) which such Person or any of such Person's Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, or to have Beneficial Ownership of, Securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered Securities are accepted for purchase or exchange thereunder, or (b) the right to vote pursuant to any agreement, arrangement or understanding (written or oral); PROVIDED, HOWEVER, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any Security if (1) the agreement, arrangement or understanding (written or oral) to vote such Security arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Securities Exchange Act, and (2) the beneficial ownership of such Security is not also then reportable on Schedule 13D under the Securities Exchange Act (or any comparable or successor report); and/or

            (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in CLAUSE (ii)(b) of this definition above) or disposing of any Securities of Cantel Medical,

PROVIDED, HOWEVER, that, notwithstanding the foregoing, nothing contained in this definition shall cause a Person ordinarily engaged in business as an underwriter of Securities to be the "Beneficial Owner" of, or to "beneficially own", any Securities acquired in a bona fide firm commitment underwriting pursuant to an underwriting agreement with Cantel Medical.

      "BENEFIT PLAN" shall mean a defined benefit plan as defined in Section 3
(35) of ERISA (other than a Multiemployer Plan) in respect of which any of the Borrowers or an ERISA Affiliate of any Borrower is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

      "BIG FIVE ACCOUNTING FIRM" shall mean any of Arthur Andersen & Co., KPMG Peat Marwick, Ernst & Young LLP, Deloitte & Touche and Pricewaterhouse Coopers or any of their respective successors, including, without limitation, any of their respective successors by merger.

      "BORROWER" and "BORROWERS" shall mean a collective reference to (i) the US Borrowers and (ii) the Canadian Borrower.

      "BORROWING" and/or "BORROWINGS" shall mean a borrowing consisting of (i) US Revolving Credit Loans and/or Acquisition/Term Loans, as applicable, made on the same day by all or some of the US Lenders, as applicable, and (ii) Canadian Revolving Credit Loans made on the same day by the Canadian Lenders.

      "BORROWING BASE CERTIFICATE" shall mean (i) with respect to the US Revolving Credit Loan Facility, a certificate duly executed by an Authorized Officer of the US Borrowers in the form of EXHIBIT "C-1" attached hereto and made a part hereof, setting forth the US Borrowers' calculations of the Advance Limit for purposes of determining the availability of a Borrowing under the US Revolving Credit Loan Facility and (ii) with respect to the Canadian Revolving Credit Loan Facility, a certificate duly executed by an Authorized Officer of the Canadian

Borrower in the form of EXHIBIT "C-2" attached hereto and made a part hereof, setting forth the Canadian Borrower's calculations of the Advance Limit for purposes of determining the availability of a Borrowing under the Canadian Revolving Credit Loan Facility.

      "BORROWING DATE" shall mean, with respect to (i) any US Revolving Credit Loan, any Business Day specified in any Notice of Borrowing delivered to the Administrative Agent by the US Borrowers in accordance with the provisions of
SECTION 2.01(ii) of this Loan Agreement, as the date upon which the US Borrowers request the US Lenders then holding a US Revolving Credit Commitment to make available a US Revolving Credit Loan hereunder (including a conversion or rollover of credit) and upon which such US Revolving Credit Loan is made, (ii) any Canadian Revolving Credit Loan, any Business Day specified in any Notice of Borrowing delivered to the Canadian Collateral Agent by the Canadian Borrower in accordance with the provisions of SECTION 2.02(ii) of this Loan Agreement, as the date upon which the Canadian Borrower requests the Canadian Lenders to make available a Canadian Revolving Credit Loan hereunder (including a conversion or rollover of credit) and upon which such Canadian Revolving Credit Loan is made and (iii) any Acquisition/Term Loan, any Business Day specified in any Notice of Borrowing delivered to the Administrative Agent by the US Borrowers in accordance with the provisions of SECTION 2.03(ii) of this Loan Agreement, as the date upon which the US Borrowers request the US Lenders then holding an Acquisition/Term Loan Commitment to make available an Acquisition/Term Loan hereunder and upon which such Acquisition/Term Loan is made.

      "BUSINESS DAY" shall mean (i) for all purposes (other than as covered by CLAUSES (ii) and (iii) below), any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New Jersey and/or the laws of the Province of Ontario (Canada) or is a day upon which banking institutions located in such state or province are required or authorized by law or other governmental action to close, (ii) with respect to all notices, determination, fundings and payments in connection with the Eurodollar Rate, any day which is a Business Day described in CLAUSE (i) above and which is also a day for trading by and between banks in the London interbank eurodollar market and (iii) when such term is used in respect of a day on which a Canadian Revolving Credit Loan is to be made or an interest rate with respect thereto is to be set, a payment is to be made in respect of a Canadian Revolving Credit Loan, an Exchange Rate is to be set in respect of Canadian Dollars or any other dealing in Canadian Dollars is to be carried out pursuant to this Agreement, such term shall mean a day on which banks in Toronto, Ontario are open for general banking business, other than a Saturday, Sunday or other day on which commercial banks in Toronto, Ontario are authorized or required by law to close.

      "CALCULATION DATE" shall have the meaning ascribed and assigned to such term as set forth in SECTION 2.15(i) of this Loan Agreement.

      "CANADIAN BANKERS ACCEPTANCE" and "CANADIAN BANKERS ACCEPTANCES" shall mean a non-interest bearing bill of exchange denominated in Canadian Dollars, drawn and endorsed by or on behalf of the Canadian Borrower and accepted by a Canadian Lender pursuant to this Agreement, having a term of one (1) month, two (2) months or three (3) months, and maturing on a Business Day no later than five (5) days prior to the Canadian Revolving Credit Termination Date, as the case may be, which may be issued in the form of a "depository bill" and deposited with a "clearing house" as each such term is defined in the DEPOSITORY BILLS AND NOTES ACT (Canada) and in respect of which each Canadian Lender purchasing any such bill of exchange shall make the net proceeds available to the Canadian Borrower as a Canadian Revolving Credit Loan after deducting the Acceptance Fee and the amount resulting from the application of the Discount Rate.

      "CANADIAN BANKERS ACCEPTANCE NOTICE" shall have the meaning ascribed and assigned to such term as set forth in SECTION 2.06(i)(a) of this Loan Agreement.

      "CANADIAN BORROWER" shall have the meaning assigned and ascribed to such term as set forth in the preamble to this Loan Agreement.

      "CANADIAN COLLATERAL" shall mean all of the Collateral which is now or hereafter located in Canada.

      "CANADIAN COLLATERAL AGENT" shall have the meaning assigned and ascribed to such term as set forth in the preamble of this Loan Agreement.

      "CANADIAN DOLLAR", "CANADIAN DOLLARS" and the symbol "C$" shall mean lawful money of Canada.

      "CANADIAN DOLLAR EQUIVALENT" shall mean, with respect to the amount of any US Dollars on any date, the equivalent amount in Canadian Dollars that may be purchased with such amount of US Dollars, as determined by the Canadian Collateral Agent using the Exchange Rate.

      "CANADIAN LENDER" and "CANADIAN LENDERS" shall mean a collective reference to (i) Mellon Canada and (ii) any other Lender holding a Canadian Revolving Credit Commitment.

      "CANADIAN LETTER OF CREDIT" and "CANADIAN LETTERS OF CREDIT" shall mean a reference to any sight commercial/documentary or standby letter of credit issued for the account of the Canadian Borrower by an Issuing Bank pursuant to SECTION 2.02(vi) of this Loan Agreement and denominated in Canadian Dollars or in US Dollars, as selected by the Canadian Borrower.

      "CANADIAN LETTER OF CREDIT OBLIGATIONS" shall mean, at any time, the sum of (i) Canadian Reimbursement Obligations at such time for Canadian Letters of Credit and (ii) the Dollar Equivalent of the aggregate maximum amount then available for drawing under the outstanding Canadian Letters of Credit.

      "CANADIAN LETTER OF CREDIT SUBLIMIT" shall mean, as of any date of determination, the lesser of (i) the difference between (a) the Advance Limit with respect to the Canadian Revolving

Credit Loan Facility as of such date of determination MINUS (b) the aggregate outstanding principal amount of all Canadian Revolving Credit Loans as of such date of determination or (ii) the difference between (a) US$1,000,000.00 MINUS
(b) the aggregate outstanding principal amount of all Canadian Revolving Credit Loans in excess of US$4,000,000.00 as of such date of determination.

      "CANADIAN REIMBURSEMENT OBLIGATIONS" shall mean the Dollar Equivalent of the unpaid reimbursement or repayment obligations of the Canadian Borrower to all Issuing Banks pursuant to all Letter of Credit Reimbursement Agreements for amounts paid out under Canadian Letters of Credit.

      "CANADIAN REVOLVING CREDIT ACCOMMODATIONS" shall mean, at any time, the sum of (i) all Canadian Revolving Credit Loans outstanding at such time and (ii) all Canadian Letter of Credit Obligations outstanding at such time.

      "CANADIAN REVOLVING CREDIT COMMITMENT" shall mean, with respect to each Canadian Lender, as of any date of determination, such Canadian Lender's Pro Rata Share of the amount of the Canadian Revolving Credit Loan Facility, as of such date, which percentage and amount shall be set forth on the signature pages to this Loan Agreement and/or in any Assignment and Acceptance Agreement.

      "CANADIAN REVOLVING CREDIT COMMITMENTS" shall mean, as of any date of determination, collectively, the aggregate amount of the Canadian Revolving Credit Commitment of all of the Canadian Lenders as of such date.

      "CANADIAN REVOLVING CREDIT EXPOSURE" shall have the meaning ascribed and assigned to such term as set forth in SECTION 11.02(i)(g) of this Loan Agreement.

      "CANADIAN REVOLVING CREDIT LOAN" and "CANADIAN REVOLVING CREDIT LOANS" shall have the meaning ascribed and assigned to such term in SECTION 2.02(i)(a) of this Loan Agreement, and which shall specifically include, Canadian Bankers Acceptances.

      "CANADIAN REVOLVING CREDIT LOAN FACILITY" shall have the meaning ascribed and assigned to such term in the second recital of this Loan Agreement.

      "CANADIAN REVOLVING CREDIT LOAN NOTE" and "CANADIAN REVOLVING CREDIT LOAN NOTES" shall mean those Canadian Revolving Credit Loan Notes in substantially the form attached hereto as EXHIBIT "D" with all requisite blanks appropriately filled, each such note payable to the order of a Canadian Lender, in a face amount equal to such Canadian Lender's Pro Rata Share of the Canadian Revolving Credit Commitments.

      "CANADIAN REVOLVING CREDIT TERMINATION DATE" shall mean the earliest to occur of (i) February 22, 2004, (ii) the date of the permanent termination of the Canadian Revolving Credit

Commitments pursuant to SECTION 2.02(v) of this Loan Agreement or (iii) the date of termination of the Canadian Revolving Credit Commitments pursuant to SECTION
9.02 of this Loan Agreement.

      "CAPITAL EXPENDITURES" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities during such period) of each of the Borrowers and/or each of their respective Subsidiaries, which would be properly classified as capital expenditures in accordance with Generally Accepted Accounting Principles (including, without limitation, expenditures for maintenance and repairs which are capitalized, and Capitalized Leases to the extent an asset is recorded in connection therewith in accordance with Generally Accepted Accounting Principles).

      "CAPITALIZED LEASE" and "CAPITALIZED LEASES" shall mean at any time any lease which is, or is required under Generally Accepted Accounting Principles to be, capitalized on the balance sheet of the lessee at such time.

      "CAPITALIZED LEASE OBLIGATION" and "CAPITALIZED LEASE OBLIGATIONS" shall mean all monetary obligations of any Person under any leasing or similar arrangement which, in accordance with Generally Accepted Accounting Principles, are or would be classified as Capitalized Leases.

      "CASH AND CASH EQUIVALENTS" with respect to any Person shall mean (i) all cash and cash equivalents owned by such Person and (ii) any of the following owned by such Person: (a) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year after the date of acquisition thereof;
(b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from any two (2) of Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff and Phelps or Fitch Investors (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services as may be acceptable to the Lender) and not listed for possible down-grade in Credit Watch published by Standard & Poor's Corporation; (c) commercial paper of a corporation having a net worth of not less than US$1,000,000,000.00, other than commercial paper issued by any of the Borrowers and/or any of their respective Subsidiaries, maturing no more than ninety (90) days after the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 or P-1 from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (d) domestic certificates of deposit or domestic time deposits or repurchase agreements maturing within one (1) year after the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having FDIC deposit insurance, and, in any case, having assets of not less than US$500,000,000.00; (e) any funds deposited or invested by any of the Borrowers and/or any of their respective

Subsidiaries in accounts maintained with the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or any of the Lenders and/or with any other commercial bank organized under the laws of (1) Canada having insurance with CDIC or (2) the United States of America or any state thereof or the District of Columbia having FDIC insurance, and, in either case, having assets of not less than US$500,000,000.00; and (f) money market funds having assets under management in excess of US$2,000,000,000.00.

      "CDIC" shall mean the Canada Deposit Insurance Corporation.

      "CERCLIS" shall mean the Comprehensive Environmental Response, Compensation and Liability Information System List, as the same may be amended from time to time.

      "CHANGE OF CONTROL" of Cantel Medical shall mean the earlier to occur of
(i) such time as the Administrative Agent and/or Cantel Medical learns that a Person has become an Acquiring Person, (ii) the Close of Business on such date, if any, as may be designated by the Administrative Agent following the commencement of, or the first public disclosure of, a tender or exchange offer by any Person (other than Cantel Medical) for outstanding Common Shares, if upon consummation of such tender or exchange offer such Person could be the Beneficial Owner of more than thirty percent (30%) of the then outstanding Common Shares or (iii) a change in a simple majority of the Persons who serve as directors on the Board of Directors of Cantel Medical, whether in a single action or in multiple actions; PROVIDED, HOWEVER, that, notwithstanding the limitation set forth in CLAUSE (iii) above, the members of the Board of Directors of Cantel Medical who are in place as of the Closing Date shall be permitted to appoint, approve or select new, substitute and/or replacement directors for the Board of Directors of Cantel Medical.

      "CLAIM" shall mean any claim or demand, by any Person, of whatsoever kind or nature for any alleged Liabilities and Costs, based in dispute whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, permit, ordinance or regulation, common law or otherwise, the consequences of which disputes are reasonably likely to have a Material Adverse Effect.

      "CLOSE OF BUSINESS" on any given date shall mean 5:00 P.M. (New York City, New York time), on such date; PROVIDED, HOWEVER, that, if such date is not a Business Day, the term "Close of Business" shall mean 5:00 P.M. (New York City, New York time), on the next succeeding Business Day.

      "CLOSING DATE" shall mean the date upon which this Loan Agreement is executed by the Lenders, the Borrowers, the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent, and the conditions set forth in SECTION 3.01 of this Loan Agreement have been completed and fulfilled to the satisfaction of the Administrative Agent.

      "CODE" means the Internal Revenue Code of 1986, as amended, any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

      "COLLATERAL" shall mean all now owned or hereafter acquired property, assets, contracts, interests and/or rights on or in which a Lien is granted to
(i) the Canadian Collateral Agent, with respect to the Canadian Collateral and
(ii) the US Collateral Agent, with respect to the US Collateral, in both cases on behalf of the applicable Lenders, pursuant to the terms, conditions and provisions of this Loan Agreement, the Pledge of Stock Agreements, the Security Agreements and/or any other Collateral Documents provided for herein or therein or delivered or to be delivered hereunder or thereunder, as any such Collateral Document may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms, conditions and provisions hereof or thereof.

      "COLLATERAL DOCUMENTS" shall mean the collective reference to the Security Agreements, the Pledge of Stock Agreements, the Agreements of Guaranty, the Bank Act Security and any other security agreements, mortgages, deeds of trust, collateral assignments, instruments, documents, certificates or agreements executed and delivered by, or on behalf of, the Borrowers and/or any other Person, to the US Collateral Agent and/or the Canadian Collateral Agent, in both cases on behalf of the Lenders, at any time pursuant to or in connection with the Loan Facilities to create, continue or evidence Liens to secure the Obligations (WHICH, HOWEVER, in the case of any Swap Obligations, all said Liens shall be subordinated to the senior and superior interests of the US Collateral Agent, the Canadian Collateral Agent and the Lenders in the Collateral securing the Obligations of the Borrowers under this Loan Agreement and the other Loan Documents, EXCLUSIVE of the Swap Obligations).

      "COMMITMENT PERCENTAGE" of any Lender at any time shall mean the percentages for such Lender set forth below its name on the signature pages to this Loan Agreement with respect to its Pro Rata Share of the applicable Loan Facilities, adjusted from time to time to give effect to any transfer by one Lender to another Lender (as an Eligible Assignee) of all or any portion of said Lender's Pro Rata Share, all as provided for in SECTION 11.02 of this Loan Agreement. A US Lender may have (but is not obligated to have) a Pro Rata Share of either or both of the US Revolving Credit Loan Facility and the Acquisition/Term Loan Facility. No Canadian Lender may have a Pro Rata Share of the US Revolving Credit Loan Facility and/or the Acquisition/Term Loan Facility. No US Lender may have a Pro Rata Share of the Canadian Revolving Credit Loan Facility.

      "COMMITMENTS" shall mean a collective reference to (i) one hundred percent (100%) of the US Revolving Credit Commitments, (ii) one hundred percent (100%) of the Acquisition/Term Loan Commitments and (iii) one hundred percent (100%) of the Canadian Revolving Credit Commitments.

      "COMMON SHARES" shall mean the shares of authorized, issued and outstanding voting capital stock of Cantel Medical or any other shares of capital stock of Cantel Medical into which such voting capital stock shall be reclassified or changed.

      "CONSOLIDATED DEBT" shall mean, with respect to any Person, the aggregate sum of the following items as such items may appear on a consolidated and consolidating balance sheet of Cantel Medical and its Subsidiaries in accordance with Generally Accepted Accounting Principles: (i) the unpaid principal balance of all indebtedness or liability for money borrowed by such Person owed to any other Person (other than to Cantel Medical and/or any of its Subsidiaries) from time to time (including any renewals, extensions and refundings thereof), whether or not the indebtedness or liability was heretofore or hereafter created, issued, incurred, assumed or guaranteed; (ii) the unpaid principal balance of all indebtedness of such Person or liability of such Person for the deferred purchase price of property or services incurred (excluding trade obligations, employee compensation, taxes payable and other accrued expenses);
(iii) all obligations of such Person as lessee under leases which have been or should be recorded as Capitalized Lease Obligations; (iv) all current obligations of such Person in respect of any unfunded vested benefits under any Plan covered by Title IV of ERISA; (v) all obligations of such Person, contingent or otherwise, relative to the face amount of all letters of credit issued for the account of any of the Borrowers and/or any of their respective Subsidiaries, whether or not drawn; (vi) all obligations of such Person arising under bankers' acceptance facilities issued for the account of any of the Borrowers and/or any of their respective Subsidiaries; (vii) all guaranties, endorsements and other contingent obligations of such Person to purchase, to provide funds for payments, to supply funds to invest in any of the Borrowers and/or any of their respective Subsidiaries or otherwise to assure a creditor against loss (except endorsements of negotiable instruments for deposit or collection in the ordinary course of business shall not constitute Consolidated
Debt); and (viii) all obligations of such Person secured by any mortgage, lien, pledge, or security interest or other charge or encumbrance on property, whether or not the obligations have been assumed.

      "CONSOLIDATED EBIT" shall mean, with respect to any Person, as of any date of determination thereof, for the period of four (4) consecutive Fiscal Quarters immediately preceding said date of determination taken together as one accounting period, the amount equal to the sum of (i) Consolidated Net Income for such Person for such test period, plus (ii) all gross interest expense on Consolidated Debt of such Person for such test period, PLUS (iii) all charges against income of such Person for foreign, federal, state and local income taxes for such test period, PLUS (iv) all other net non-cash charges (exclusive of depreciation and amortization) for such Person for such test period, after eliminating therefrom any (a) extraordinary items, (b) gains and losses from the sale of assets in connection with any sale/leaseback transaction or arrangement and (c) results of discontinued operations, all as determined in accordance with Generally Accepted Accounting Principles and all to the extent not previously eliminated in the calculation of Consolidated Net Income.

      "CONSOLIDATED EBITDA" shall mean, with respect to any Person, as of any date of determination thereof, for the period of four (4) consecutive Fiscal Quarters immediately preceding said date of determination taken together as one accounting period, the amount equal to the sum of (i) Consolidated Net Income for such Person for such test period, plus (ii) all gross interest expense on Consolidated Debt of such Person for such test period, PLUS (iii) all charges against income of such Person for foreign, federal, state and local income taxes for such test period, PLUS (iv) all depreciation expense for such Person for such test period, PLUS (v) all amortization expense for such Person for such test period PLUS (vi) all other net non-cash charges for such Person for such test period, after eliminating therefrom any (a) extraordinary items, (b) gains and losses from the sale of assets in connection with any sale/leaseback transaction or arrangement and (c) results of discontinued operations, all as determined in accordance with Generally Accepted Accounting Principles and all to the extent not previously eliminated in the calculation of Consolidated Net Income.

      "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" shall mean, with respect to any Person, as of any date of determination thereof, for the period of four (4) consecutive Fiscal Quarters immediately preceding said date of determination taken together as one accounting period, the ratio of (i) Consolidated EBITDA for such Person for such test period MINUS all Capital Expenditures of such Person paid or incurred by such Person during said test period DIVIDED BY (ii) the sum of (a) all interest expense on all Consolidated Debt of such Person outstanding during such test period PLUS (b) all principal payments due and payable on all Consolidated Debt of such Person outstanding during such test period PLUS (c) all charges against income of such Person for foreign, federal, state and local taxes for such test period, PLUS (d) all cash dividends, distributions and other payments paid by such Person, PLUS (e) all payments in respect of Capitalized Leases for such Person for such test period, all as calculated in accordance with Generally Accepted Accounting Principles, PLUS (f) all amounts paid by such Person in connection with any Stock Repurchase Program.

      "CONSOLIDATED FUNDED DEBT" shall mean, with respect to any Person, as of any date of determination thereof, all items which in accordance with Generally Accepted Accounting Principles would be Consolidated Debt of such Person, including, without limitation, all Consolidated Subordinated Debt of such Person, but exclusive of those items described in CLAUSES (IV) AND (VII) of the definition of Consolidated Debt.

      "CONSOLIDATED FUNDED DEBT LEVERAGE RATIO" shall mean, with respect to any Person, as of any date of determination thereof, the ratio of the Consolidated Funded Debt of such Person DIVIDED BY the Consolidated EBITDA of such Person.

      "CONSOLIDATED INTEREST COVERAGE RATIO" shall mean, with respect to any Person, as of any date of determination thereof, for the period of four (4) consecutive Fiscal Quarters immediately preceding said date of determination taken together as one accounting period, the ratio of (i) Consolidated EBIT of such Person DIVIDED BY (ii) all interest expense on all Consolidated Debt of such Person outstanding during such test period.

      "CONSOLIDATED NET INCOME" shall mean, with respect to any Person, as of any date of determination for any test period, all amounts which, in accordance with Generally Accepted

Accounting Principles, would be included under net income of such Person (after the provision for the payment of all foreign, federal, state, provincial and local taxes of such Person) on a consolidated and consolidating income statement of Cantel Medical and its Subsidiaries for such test period LESS "extraordinary items", as such term is defined by Generally Accepted Accounting Principles.

      "CONSOLIDATED SUBORDINATED DEBT" shall mean, with respect to any Person, as at any date of determination, any Consolidated Debt of such Person which, in accordance with the terms of the documentation evidencing said Consolidated Debt, is subordinated to the repayment of the Loan Facilities on terms satisfactory to the Requisite Lenders.

      "CONSOLIDATED TANGIBLE NET WORTH" shall mean, with respect to any Person, as at any date of determination, (i) all items which, in accordance with Generally Accepted Accounting Principles, would be included under such Person's shareholders' equity on a consolidated and consolidating balance sheet of Cantel Medical and its Subsidiaries at such date MINUS (ii) the book value of all intangible assets, goodwill and/or deferred charges of such Person.

      "CONTRACTUAL OBLIGATION" shall mean with respect to any Person, any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting such Person or any of its properties).

      "CORPORATE GUARANTOR" and "CORPORATE GUARANTORS" shall mean a reference to one or more of (i) Cantel Medical, in its capacity as a "Corporate Guarantor" under the Agreement of Guaranty #1 and the Agreement of Guaranty #2, (ii) MediVators, in its capacity as a "Corporate Guarantor" under the Agreement of Guaranty #1 and the Agreement of Guaranty #2, (iii) Wellspring, Inc., a Delaware corporation, in its capacity as a "Corporate Guarantor" under the Agreement of Guaranty #3 and (iv) any domestic Subsidiary of Cantel Medical which is purchased, acquired or formed during the term of the Loan Facilities and which is required to execute any Agreement of Guaranty pursuant to the terms, conditions and provisions of SECTION 6.12 of this Loan Agreement.

      "CUSTOMARY PERMITTED LIENS" shall mean:

            (i) Liens (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments, charges or claims of any Governmental Authority not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Generally Accepted Accounting Principles;

            (ii) statutory Liens of landlord and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) imposed by Law, including, without limitation, Liens in favor of any Governmental Authority securing progress payments made under government contracts created in the ordinary course of business and for amounts not yet due or which are being contested in good faith by appropriate proceedings which are sufficient to prevent imminent foreclosure of such Liens, are promptly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provision are being maintained in accordance with Generally Accepted Accounting Principles;

            (iii) Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits which have accrued but are not yet payable or due to be remitted or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Consolidated Debt), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

            (iv) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of real property or impair the use thereof;

            (v) Liens arising as a result of filing of any financing statement under the Uniform Commercial Code of a particular State, the Personal Property Security Act (Ontario) or any comparable Law of any jurisdiction covering consigned or leased goods which do not constitute assets of any of the Borrowers and/or their Subsidiaries and which consignment and/or lease is not intended as security;

            (vi) Liens in favor of customers arising out of and with respect to customer deposits made in the ordinary course of the Borrowers' and/or their Subsidiaries businesses;

            (vii) Liens, security interests and other encumbrances as listed on
SCHEDULE 1.01-B; and

            (viii) extensions, renewals or replacements of any Lien referred to in SUBPARAGRAPHS (i) THROUGH (vii) above, PROVIDED THAT (a) in the case of SUBPARAGRAPHS (i), (ii), (iii), (v), (vi) AND (vii) above, the principal amount of the obligation secured thereby is not increased and (b) any such extension, renewal or replacement is limited to the property originally encumbered thereby.

      "DEFAULT RATE" shall mean a rate of interest per annum equal to two hundred basis points (2.0%) above the applicable nondefault interest rate(s) then in effect with respect to any outstanding Loan or Loans.

      "DISCOUNT" shall mean, with respect to any issue of Canadian Bankers Acceptances, the amount by which the face value of such Canadian Bankers Acceptances exceeds the Discounted Proceeds of such Canadian Bankers Acceptances.

      "DISCOUNTED PROCEEDS" shall mean, with respect to any Canadian Bankers Acceptance to be purchased by a Canadian Lender, an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on the day of such purchase by multiplying (i) the face amount of such Canadian Bankers Acceptance times (ii) the quotient equal to (such quotient being rounded up or down to the nearest fifth decimal place and
 .000005 being rounded up) (a) one DIVIDED BY (b) the sum of (1) one PLUS (2) the product of (A) the Discount Rate (expressed as a decimal) applicable to such Canadian Bankers Acceptance TIMES (B) the quotient equal to (x) the term to maturity of such Canadian Bankers Acceptance DIVIDED BY (y) the number of days in the calendar year in which such Canadian Bankers Acceptance is to mature.

      "DISCOUNT RATE" as applicable to a Canadian Bankers Acceptance being purchased by any Canadian Lender on any day, the percentage discount rate (expressed to two decimal places and rounded upward, if necessary, to the nearest 1/100th of 1%) quoted by the Canadian Collateral Agent as the percentage discount rate at which the Canadian Collateral Agent would, in accordance with normal practice, at or about 9:30 A.M. (Toronto, Ontario time), on such day, be prepared to purchase Canadian Bankers Acceptances accepted by it in an amount and having a maturity date comparable to the amount and maturity date of such Canadian Bankers Acceptance.

      "DOL" shall mean the United States Department of Labor and any successor department or agency.

      "DOLLAR EQUIVALENT" means, with respect to (i) the amount of any Canadian Dollars on any date, the equivalent amount in US Dollars that may be purchased with such amount of Canadian Dollars, as determined by the Canadian Collateral Agent using the Exchange Rate and (ii) any amount in US Dollars, such amount.

      "ELIGIBLE ASSIGNEE" shall mean any Person(s), each of whom must be reasonably acceptable to the Administrative Agent and the Borrowers; PROVIDED, HOWEVER, in each such instance where said Person is a bank or other institutional lender, said Person must then be in compliance with all then applicable Laws regarding regulatory capital requirements after giving effect to any "phase-in" provisions thereof; PROVIDED, FURTHER, that in the event that such Person is purchasing and assuming a Canadian Revolving Credit Commitment, such Person shall be resident in Canada for purposes of the Income Tax Act (Canada) and qualified to conduct business in Canada under the BANK ACT (Canada) or a trust or loan company under the applicable Laws of Canada or any Province therein.

      "ENVIRONMENT" shall mean all air, surface water, water, vapor, groundwater, drinking water supply or land, including land surface or subsurface, and includes all fish, wildlife, biota and all other natural resources, whether located in the United States, Canada or elsewhere.

      "ENVIRONMENTAL APPROVAL" shall mean any Governmental Action pursuant to or required under any Environmental Law.

      "ENVIRONMENTAL CONCERN MATERIALS" shall mean (i) any flammable substance, explosive, radioactive material, hazardous material, hazardous waste, toxic substance, solid waste, pollution, contaminate or any related material, raw material, substance, product or by-product of any substance specified in or regulated or otherwise affected by any Environmental Law (including but not limited to any "hazardous substance" as defined in any Environmental Law), (ii) any toxic chemical or other substance from or related to industrial, commercial or institutional activities, and (iii) asbestos, gasoline, diesel fuel, motor oil, waste and used oil, heating oil and other petroleum products or compounds, polychlorinated biphenyls, radon and urea-formaldehyde.

      "ENVIRONMENTAL LAW" and "ENVIRONMENTAL LAWS" shall mean any Law, whether now existing or subsequently enacted or amended, relating to (i) pollution or protection of the Environment, (ii) exposure of Persons, including but not limited to employees, to Environmental Concern Materials, (iii) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Environmental Concern Materials and/or (iv) regulation of the manufacture, generation, use or introduction into commerce of Environmental Concern Materials including their manufacture, formulation, packaging, labeling, distribution, treatment, transportation, handling, storage or disposal. Without limitation, the defined term "Environmental Law" shall include (a) any Environmental Approval and the terms and conditions thereof; (b) any and all federal, state and local Laws including, without limitation, the following statutes: the Clean Air Act (42 U.S.C.A.ss.7401 ET SEQ.); the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C.ss.9601 ET SEQ.); the Federal Water Pollution Control Act (33 U.S.C. ss.1251 ET SEQ.), the Hazardous Material Transportation Act (49 U.S.C.ss.1801 ET SEQ.); the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.ss.136), the Resource Conservation and Recovery Act of 1976 (42 U.S.C.ss.6901 ET SEQ.) (including the Hazardous and Solid Waste Amendments of 1984), the Toxic Substance Control Act (15 U.S.C.ss.2601 ET SEQ.), the Federal Occupational Safety & Health Act of 1970 (29 U.S.C. ss.651 ET SEQ.) (includingss.3101 of the Omnibus Reconciliation Act of 1990); the New Jersey Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 ET SEQ.); the New Jersey Industrial Site Recovery Act formerly known as the New Jersey Environmental Cleanup Responsibility Act (N.J.S.A. 13:lK-6 ET SEQ.); and the New Jersey Leaking Underground Storage Tank Act (N.J.S.A. 58:l0A-21 ET SEQ.), and all regulations promulgated thereunder and all as amended from time to time; (c) the Environmental Protection Act (Ontario), the Water Resources Act (Ontario), the Canadian Environmental Protection Act (1999), The Transportation of Dangerous Goods Act (Canada), Dangerous Goods Transportation Act (Ontario), Pesticides Act (Ontario), Occupational Health and Safety Act (Ontario), Gasoline Handling Act (Ontario), Energy Act (Ontario), Sewer Use By-Laws, Fisheries Act (Canada), Pest Control Products Act

(Canada), Hazardous Products Act (Canada), Canada Labour Code and any and all regulations promulgated thereunder, all as may be from time to time amended and/or modified, and (d) any common law doctrine (including, without limitation, injunctive relief and tort, such as negligence, nuisance, trespass and strict liability) that may impose obligations or liabilities for personal injury or property damage due to, or threatened as a result of, the presence of or exposure to Environmental Concern Materials.

      "ENVIRONMENTAL LIEN" shall mean a Lien in favor of any Governmental Authority for (i) any liability currently due and payable under any Environmental Laws or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of any Environmental Concern Material into the Environment.

      "EQUIPMENT" of any Person, shall mean and include all of said Person's now owned and hereafter acquired (i) machinery, (ii) manufacturing, distribution, selling, data processing and office equipment and (iii) furniture, furnishings, appliances, fixtures and trade fixtures, tools, toolings, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description (other than Inventory).

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the regulations promulgated thereunder by the United States Treasury Department, the Department of Labor and/or the PBGC.

      "ERISA AFFILIATE" shall mean each trade or business (whether or not incorporated) which together with all or any of the Borrowers would be deemed to be a "single employer" within the meaning of Section 4001 of ERISA.

      "EURODOLLAR AFFILIATE" shall mean with respect to each Lender, the affiliate of such Lender, if any, including, without limitation, those affiliates set forth on SCHEDULE 1.01-C attached to this Loan Agreement.

      "EURODOLLAR INTEREST PAYMENT DATE" shall mean, with respect to any Eurodollar Rate Loan, the last day of each Eurodollar Interest Period applicable to such Eurodollar Rate Loan.

      "EURODOLLAR INTEREST PERIOD" shall mean one or more periods of time during which the Borrowers may select, convert to or continue a Eurodollar Rate Loan, such funding period to be either a one (1), two (2) or three (3) month period subject to availability, all as more fully subject to the provisions of SECTION
2.10 of this Loan Agreement.

      "EURODOLLAR INTEREST RATE DETERMINATION DATE" shall mean the date on which the Administrative Agent determines the Eurodollar Rate applicable to (i) a Borrowing of a Eurodollar Rate Loan or (ii) the continuation or conversion of Eurodollar Rate Loans. The Eurodollar Interest Rate Determination Date shall be the second Business Day prior to the first day of the Eurodollar Interest Period applicable to such Borrowing, continuation or conversion.

      "EURODOLLAR PORTION" of any Revolving Credit Loan and/or any Acquisition/Term Loan shall mean at any time the portion, including the whole, of such Revolving Credit Loan or such Acquisition/Term Loan which is bearing interest at any time under the Eurodollar Rate.

      "EURODOLLAR RATE" shall mean, with respect to any Eurodollar Interest Period applicable to a Borrowing of Eurodollar Rate Loans, an interest rate per annum determined by the Administrative Agent, for such Loans made by any US Lender, or as determined by the Canadian Collateral Agent, for such Loans made by any Canadian Lender, obtained by DIVIDING (i) the rate of interest determined by such Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average (rounded upward to the nearest whole multiple of one one-thousandth of one percent (1/1000 of 1%) per annum if such average is not such a multiple) of the rates per annum at which deposits in US Dollars are quoted to such Agent by the British Bankers' Association, or its appropriate successor, as set forth on Dow Jones Markets Service (formerly known as Telerate) display page 3750 (or such other display page on the Dow Jones Markets Service system as may replace display page 3750), or if British Banker's Association or its successor ceases to provide such quote, a comparable replacement rate determined by such Agent (which determination shall be conclusive absent manifest error), at approximately 11:00 A.M. (London time), on any applicable Eurodollar Interest Rate Determination Date and in an amount substantially equal to the amount of the Eurodollar Rate Loan to be made by the applicable Lenders and to be outstanding during such Eurodollar Interest Period BY (ii) a number equal to 1.00 MINUS the Eurodollar Reserve Percentage. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage. Additionally, the "Eurodollar Rate" shall in all circumstances mean the rate of interest which is customarily referred to as the "London Interbank Offered Rate".

      "EURODOLLAR RATE LOAN" and "EURODOLLAR RATE LOANS" shall mean a collective reference to all of those Revolving Credit Loans and Acquisition/Term Loans outstanding from time to time which bear interest at a rate determined by reference to the Eurodollar Rate as provided for in SECTION 2.05(I) of this Loan Agreement.

      "EURODOLLAR RATE OPTION" shall mean one of the interest rates available to the Borrowers as provided for and described in SECTION 2.05(i)(a)(2) and SECTION 2.05(i)(b)(2) of this Loan Agreement.

      "EURODOLLAR RATE TAXES" shall have the meaning ascribed and assigned to such term as set forth in SECTION 2.10(vii)(a) of this Loan Agreement.

      "EURODOLLAR RESERVE PERCENTAGE" shall mean for any date that percentage, if any, (expressed as a decimal, rounded upward to the nearest 1/100 of 1%), as determined in good faith by the Administrative Agent or the Canadian Collateral Agent, as applicable (which determination shall be conclusive, if made in good faith, absent manifest error) which is in effect on such date, as prescribed by the Federal Reserve Board, with respect to the US Lenders, or as administered by the Office of the Superintendent of Financial Institutions, with respect to the Canadian Lenders, for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System (or any successor thereto) or a Canadian bank or other financial institution (or successor thereto), respectively, in respect of "eurocurrency liabilities" having a term equal to the applicable Eurodollar Interest Period (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any bank to United States residents).

      "EVENT OF DEFAULT" or "EVENTS OF DEFAULT" shall mean any of the events of default as defined and described in SECTION 9.01 of this Loan Agreement.

      "EXCHANGE RATE" shall mean, on any day, (i) with respect to Canadian Dollars in relation to US Dollars, the spot rate as quoted by the Canadian Collateral Agent as its NOON (or as near thereto as may be practicable) spot rate at which US Dollars are offered on such day for Canadian Dollars and (ii) with respect to US Dollars in relation to Canadian Dollars, the spot rate as quoted by the Canadian Collateral Agent as its NOON (or as near thereto as may be practicable) spot rate at which Canadian Dollars are offered on such day for US Dollars.

      "EXCESS CASH FLOW" shall mean as of any date of determination thereof for the period of four (4) consecutive Fiscal Quarters immediately preceding said date of determination, taken together as one accounting period, Consolidated EBITDA of Cantel Medical and its domestic Subsidiaries MINUS the sum of, without duplication (i) interest expense on all Consolidated Debt of Cantel Medical and its domestic Subsidiaries paid for in cash for such test period, PLUS (ii) principal amortization payments due and payable on all Consolidated Debt of Cantel Medical and its domestic Subsidiaries paid in cash during such test period, PLUS (iii) the cost of Capital Expenditures permitted to have been made by Cantel Medical and its domestic Subsidiaries under SECTION 8.05 of this Loan Agreement and which were actually made during such test period, PLUS (iv) Restricted Junior Payments paid by Cantel Medical and its domestic Subsidiaries during such test period (which are permitted under SECTION 7.04 of this Loan Agreement), PLUS (v) all charges against income of Cantel Medical and its domestic Subsidiaries for foreign, federal, state and local taxes paid for such test period, all as calculated in accordance with Generally Accepted Accounting Principles and PLUS (vi) all voluntary prepayments of principal made on all Consolidated Debt of Cantel Medical and its domestic Subsidiaries during such test period.

      "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor thereto.

      "F/X LINE OF CREDIT FACILITY" shall have the meaning assigned and ascribed to such term as set forth in the second recital of this Loan Agreement.

      "F/X LINE OF CREDIT MATURITY DATE" shall mean the earlier to occur of (i) February 22, 2004 or (ii) the date of termination of the F/X Line of Credit Facility pursuant to SECTION 9.02 of this Loan Agreement.

      "F/X LINE OF CREDIT AGGREGATE MAXIMUM AMOUNT" shall mean an aggregate amount, based upon the face amount of such Foreign Exchange Contracts, of up to Fifteen Million and 00/100 (US$15,000,000.00) Dollars, as such amount may be reduced and/or terminated pursuant to the terms, conditions and provisions of this Loan Agreement.

      "FEDERAL FUNDS EFFECTIVE RATE" for any day shall mean the rate per annum (rounded upward to the nearest 1/100 of 1%) determined by the Administrative Agent (which determination shall be conclusive, if made in good faith, absent manifest error) to be the rate per annum announced by the Federal Reserve Bank of New York on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; PROVIDED THAT if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

      "FEDERAL RESERVE BOARD" shall mean the Board of Governors of the Federal Reserve System or any governmental authority succeeding to its functions.

      "FINANCIAL PROVISIONS" shall have the meaning assigned and ascribed to such term as set forth in SECTION 1.03(iv) of this Loan Agreement.

      "FISCAL QUARTER" shall mean the following three month periods of each Fiscal Year:

            BEGINNING ON:     ENDING ON:
            ------------      ---------
            August 1    -     October 31
            November 1  -     January 31
            February 1  -     April 30
            May 1       -     July 31

      "FISCAL YEAR" shall mean that period commencing on August 1 and ending on July 31 of each succeeding year or such other period as the Borrowers may designate and the Administrative Agent may approve in writing.

      "FOREIGN EXCHANGE CONTRACTS" shall mean those contracts purchased or provided by

Summit Bank and Mellon US for the Canadian Borrower for the future delivery of foreign currencies in various markets to cover Inventory purchases and other ordinary business purchases of assets and services (e.g., legal expenses paid by the Canadian Borrower in the United States of America) by the Canadian Borrower.

      "FUNDING SEGMENT" and "FUNDING SEGMENTS" shall mean with respect to an Eurodollar Rate Loan, the entire principal amount of such Eurodollar Portion to which, at the time in question, there is applicable a particular Eurodollar Interest Period beginning on a particular day and ending on a particular day. (By definition, each such Eurodollar Portion is at all times composed of an integral number of discrete Funding Segments and the sum of the principal amounts of all Funding Segments of any such Portion at any time equals the principal amount of such Portion at such time.)

      "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean generally accepted accounting principles in the United States of America, as in effect from time to time, as developed, modified and set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, or in such other statements by such other Person as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination, subject to the terms of SECTION 1.03 of this Loan Agreement.

      "GOVERNMENTAL ACTION" or "GOVERNMENTAL APPROVALS" shall mean any approval, order, consent, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with or notice to, any Governmental Authority.

      "GOVERNMENTAL ACTS" shall have the meaning ascribed and assigned to such term as set forth in SECTION 2.01(vii)(a) of this Loan Agreement.

      "GOVERNMENTAL AUTHORITY" shall mean any nation, federal government, provincial government, state government, local government or political subdivision thereof (whether state, provincial or otherwise) or any agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, including, without limitation, any of the foregoing located in the United States of America and/or Canada.

      "INDEMNIFIED MATTERS" shall have the meaning ascribed and assigned to such term as set forth in SECTION 11.04 of this Loan Agreement

      "INDEMNIFIED PARTY" and "INDEMNIFIED PARTIES" shall mean the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent, each Lender and the directors, officers, trustees, employees, agents, attorneys and controlling shareholders of the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and each Lender.

      "INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT" shall mean Ernst & Young LLP, and its successors and any other independent certified public accounting firm selected by the Borrowers and their Subsidiaries, which accounting firm is reasonably satisfactory to the Administrative Agent and the Requisite Lenders including, without limitation, any one of the Big Five Accounting Firms.

      "INVENTORY" shall mean all "inventory", as such term is defined in (i) the Uniform Commercial Code for each State in the United States in which the Borrowers and their Subsidiaries may now or hereafter have such inventory located and (ii) the Personal Property Security Act for each Province in Canada in which the Borrowers and their Subsidiaries may now or hereafter have such inventory located, whether now owned and hereafter acquired by the Borrowers and/or their Subsidiaries, and shall also mean and include all inventory, wherever located (whether in possession of the Borrowers and/or their Subsidiaries or of a bailee or other Person), now owned or hereafter acquired by any of the Borrowers and/or their Subsidiaries or in which any of the Borrowers and/or their Subsidiaries has or hereafter may acquire any rights, title or interests including, without limitation, all goods, materials, supplies, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials, work in process, finished goods and materials, parts and supplies of any kind, nature or description which are used or consumed in any of the Borrowers' and/or their Subsidiaries' respective businesses, all returned or repossessed goods now, or at any time or times hereafter, in the possession or under the control of any of the Borrowers and/or their Subsidiaries, and all documents of title or documents representing the same, but excluding all goods not owned by the Borrowers and/or their Subsidiaries which have been consigned by any of the Borrowers and/or their Subsidiaries to the extent included in the foregoing (together with all proceeds and products thereof).

      "IRS" shall mean the Internal Revenue Service and any Person succeeding to the functions thereof.

      "ISSUING BANK" and "ISSUING BANKS" shall mean (individually or collectively, as the context requires) any one or more of (i) Summit Bank and its successors, with respect to the issuance of US Letters of Credit and (ii) Mellon Canada and its successors, with respect to the issuance of Canadian Letters of Credit.

      "LANDLORD SUBORDINATION AND WAIVER AGREEMENT" shall mean a landlord subordination and waiver agreement in substantially the form as (i) with respect to the locations of the US Collateral, EXHIBIT "E-1" and (ii) with respect to the locations of the Canadian Collateral, EXHIBIT "E-2", both attached hereto and made a part hereof, with all requisite blanks appropriately filled in and completed.

      "LAW" or "LAWS" shall mean any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority, including, without limitation, the United States of America and

Canada.

      "LENDER" and "LENDERS" shall mean a reference to (i) all US Lenders, (ii) all Canadian Lenders and (iii) each financial or banking institution that has purchased and/or acquired, by way of assignment or participation, a portion of any US Lender's or Canadian Lender's rights and interests under this Loan Agreement, subject to the terms and conditions of SECTION 11.02 of this Loan Agreement.

      "LETTER OF CREDIT" and "LETTERS OF CREDIT" shall mean a collective reference to (i) all US Letters of Credit and (ii) all Canadian Letters of Credit.

      "LETTERS OF CREDIT REIMBURSEMENT AGREEMENT" shall mean, with respect to any Letter of Credit, such form of application therefor and form of continuing Letters of Credit Reimbursement Agreement therefor (in the form of a single document), as an Issuing Bank may employ in the ordinary course of business for its own account, all as more fully set forth in EXHIBIT "F" attached hereto and made a part hereof.

      "LEVERAGE MATRIX" shall mean the following matrix, upon which (i) the applicable interest rates described in SECTION 2.05 hereof, (ii) the applicable BA Margin described in SECTION 2.06 hereof, (iii) certain fees described in
SECTION 2.07 hereof and (iv) certain other amounts are determined on the basis of the Consolidated Funded Debt Leverage Ratio of Cantel Medical and its
Subsidiaries:

     Consolidated        Euro      Base       Unused       Letter of     Mandatory
     Funded Debt         dollar    Rate       Commitment   Credit        Prepayment    BA
     Leverage Ratio*     Spread    Spread     Fee Rate     Annual Fee    Percentage    Margin
     ---------------     ------    ------     --------     ----------    ----------    ------
     equal to or
I    less than 1.5       2.0%      0.25%      0.375%       2.0%          0%            2.0%

II   greater than
     1.5 but less
     than or equal
     to 2.0              2.5%      0.5%       0.5%         2.5%          25%           2.5%

III  greater than
     2.0 but less
     than or equal
     to 2.5              3.0%      0.75%      0.625%       2.75%         50%           2.75%

IV   greater than 2.5    **        **         **           **            50%           **

      * For purposes of this Leverage Matrix, the Consolidated Funded Debt Leverage

      Ratio used in this Leverage Matrix shall be the Consolidated Funded Debt Leverage of Cantel Medical and its Subsidiaries. For the period from the Closing Date up through and including the date upon which the first Officer's Certificate is received by the Administrative Agent pursuant to the terms, conditions and provisions of SECTION 5.02(iv) of this Loan Agreement, all amounts determined by or under the Leverage Matrix shall be deemed to be the amounts described at Level I on the Leverage Matrix. Thereafter, such amounts shall be set and established based upon the Consolidated Funded Debt Leverage Ratio of Cantel Medical and its Subsidiaries tested in accordance with the terms, conditions and provisions set forth in SECTION 8.02 hereof.

      Any adjustment to the interest rates as a result of a change to the Consolidated Funded Debt Leverage Ratio of Cantel Medical and its Subsidiaries shall take effect in accordance with the terms, conditions and provisions of SECTION 2.05(i)(c) of this Loan Agreement.

      ** Notwithstanding any term, condition or provision of this Loan Agreement to the contrary, in the event the Consolidated Funded Debt Leverage Ratio of Cantel Medical and its Subsidiaries is greater than 2.5 -to- 1.0, (a) the interest rate for all Loans shall be the Default Rate, (b) the Unused Commitment Fee Rate shall be equal to two hundred basis points (2.0%) above the applicable nondefault Unused Commitment Fee Rate then in effect,
      (c) the Letter of Credit Annual Fee shall be equal to two hundred basis points (2.0%) above the applicable nondefault Letter of Credit Annual Fee rate then in effect and (d) the BA Margin shall be equal to two hundred basis points (2.0%) above the applicable nondefault BA Margin then in effect.

      "LIABILITIES AND COSTS" shall mean all liabilities, obligations, responsibilities, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, attorneys', experts and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future, arising out of or relating to any actions, suit, proceeding or resolution or settlement thereof.

      "LIEN" shall mean any mortgage, charge, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise) or preference, priority, security interest, or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code, the Personal Property Security Act (Ontario) or comparable law of any jurisdiction).

      "LOAN ACCOUNT" shall have the meaning ascribed and assigned to such term as set forth in SECTION 2.09(V) of this Loan Agreement.

      "LOAN AGREEMENT" shall have the meaning ascribed and assigned to such term as set forth in the preamble of this Loan Agreement.

      "LOAN DOCUMENTS" shall mean any and all agreements, documents, certificates and instruments executed by any one or more of the Borrowers, the Corporate Guarantor and/or any other Person and delivered by them to any of the Lenders, the Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent pursuant to and in connection with the Loan Facilities, including, without limitation, this Loan Agreement, the Notes, the Agreements of Guaranty, the Collateral Documents and the Master Agreement, in each case as amended, supplemented, restated or otherwise modified from time to time in accordance with the provisions thereof.

      "LOAN FACILITIES" shall have the meaning ascribed and assigned to such term as set forth in the third recital of this Loan Agreement.

      "LOANS" shall mean a collective reference to any and all Revolving Credit Loans and all Acquisition/Term Loans outstanding from time to time.

      "MANDATORY PREPAYMENT PERCENTAGE" shall have the meaning assigned and ascribed to such term as set forth in the Leverage Matrix.

      "MARGIN STOCK" shall have the meaning ascribed and assigned to such term in Regulation U.

      "MASTER AGREEMENT" shall mean that certain ISDA Master Agreement entered into by and among the US Borrowers and the Administrative Agent subsequent to the Closing Date, in form and substance substantially similar to EXHIBIT "J" attached hereto and made a part hereof, as such form may be revised, amended and/or modified from time to time, including without limitation, all schedules, confirmations and other documents exchanged between the parties thereto in connection with confirming the transactions thereunder, pursuant to which the US Borrowers and the Administrative Agent may from time to time hereafter enter into certain transactions for the purposes of mitigating the interest rate risk in connection with the Acquisition/Term Loan Facility.

      "MATERIAL ADVERSE CHANGE" shall mean any one or more circumstances or events which, individually or collectively, could reasonably be expected to result in or to have a Material Adverse Effect.

      "MATERIAL ADVERSE EFFECT" shall mean (i) a material adverse effect upon the business, financial condition, financial performance, properties or operations of any one or more of the Borrowers and their Subsidiaries taken as a whole, (ii) a material adverse effect upon the ability of the Borrowers and/or their Subsidiaries to perform their Obligations under the Loan Documents or
(iii) a material impairment of the ability of any of the Agents and/or the Lenders to enforce the Obligations or to make use of any of the remedies available to any of the Agents and/or the Lenders under the terms, conditions and provisions of this Loan Agreement or any of the other Loan Documents. For the purposes of the definition of "Material Adverse Effect", a Material Adverse Effect shall include, without limitation, the termination or substantial reduction in the dollar amount of either of the Olympus Agreements.

      "MAXIMUM AMOUNT OF CANADIAN REVOLVING CREDIT LOANS" shall mean, with respect to the Canadian Revolving Credit Loan Facility, as of any date of determination, the lesser of (i) US$5,000,000.00 or (ii) the difference between
(a) the available Advance Limit (as determined by the calculations set forth in a current Borrowing Base Certificate) as of such date of determination MINUS (b) the Dollar Equivalent of the aggregate amount of the Canadian Letter of Credit Obligations outstanding as of such date of determination.

      "MAXIMUM AMOUNT OF US REVOLVING CREDIT LOANS" shall mean, with respect to the US Revolving Credit Loan Facility, as of any date of determination, the lesser of (i) US$2,500,000.00 or (ii) the difference between (a) the available Advance Limit (as determined by the calculations set forth in a current Borrowing Base Certificate) as of such date of determination MINUS (b) the aggregate amount of the US Letter of Credit Obligations outstanding as of such date of determination.

      "MAXIMUM CANADIAN EXPOSURE" shall have the meaning ascribed and assigned to such term as set forth in SECTION 2.15(iii) of this Loan Agreement.

      "MULTIEMPLOYER PLAN" shall mean an employee benefit plan defined in
Section 4001(a)(3) of ERISA which is, or within the immediately preceding six
(6) years was, contributed to by the Borrowers, their Subsidiaries or an ERISA Affiliate.

      "NOTE" or "NOTES" shall mean the reference to (i) the Revolving Credit Loan Notes and (ii) the Acquisition/Term Loan Notes, together with any and all amendments, modifications, extensions, renewals, refinancings, substitutions or refundings of any thereof, in whole or in part.

      "NOTICE OF BORROWING" shall mean with respect to a proposed Borrowing pursuant to SECTION 2.01(ii), SECTION 2.02(ii) and/or SECTION 2.03(ii) of this Loan Agreement, a written loan authorization and certificate duly executed by an Authorized Officer of the applicable Borrowers and delivered to the Administrative Agent and/or the Canadian Agent, as applicable, in the forms of EXHIBITS "G-1" AND "G-2" attached hereto and made a part hereof.

      "NOTICE OF CONVERSION/CONTINUATION" shall mean, with respect to a proposed conversion or continuation of a Revolving Credit Loan or an Acquisition/Term Loan as a Eurodollar Rate Loan or a Base Rate Loan, pursuant to the terms, conditions and provisions of SECTION 2.05(iii) of this Loan Agreement, a notice in the form of EXHIBIT "H" attached hereto and made a part hereof.

      "OBLIGATIONS" shall mean all present and future indebtedness and other liabilities of each of the Borrowers owing to the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent, any Lender or any other Person entitled to indemnification pursuant to SECTION 11.04 hereof, or any of their respective permitted successors, transferees or assigns, of every type and description, arising under or in connection with this Loan Agreement or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, including, without limitation, any and all obligations, liabilities, duties and other responsibilities owed by any Borrower to any Lender in connection with any interest or currency "swap agreement" (as such term is defined at 11 U.S.C. ss.
101), future, option, collar, cap, hedge, derivative or any other such agreement providing for the transfer or mitigation of interest risks entered into in connection with any of the Loan Facilities. The term includes, without limitation, all US Reimbursement Obligations, Canadian Reimbursement Obligations, Swap Obligations, any obligations owed by any of the Borrowers to any Lender in connection with any Foreign Exchange Contracts, all interest, charges, expenses, fees, attorneys' and/or solicitor's fees and disbursements and any other sum chargeable to the Borrowers under this Loan Agreement or any other Loan Document.

      "OECD" shall mean the Organization for Economic Cooperation and Development.

      "OFFICER'S CERTIFICATE" shall mean a certificate for the applicable Borrowers executed by any Authorized Officers of said Borrowers, including, without limitation, the president, any vice-president, the chief financial officer, the controller and the treasurer, in the form of EXHIBIT "I" attached hereto and made a part hereof.

      "OLYMPUS AGREEMENTS" shall mean a collective reference to (i) that certain Distribution Agreement executed by and between Olympus America Inc. and Carsen Group, dated as of April 1, 1994, as amended and modified by that certain First Amendment to Distribution Agreement executed by and between Olympus America Inc. and Carsen Group Inc., dated August 26, 1997, and as further amended and modified by that certain Second Amendment to Distribution Agreement executed by and between Olympus America Inc. and Carsen Group Inc., dated October 6, 2000, as it may be from time to time further amended, modified, extended, renewed, substituted, replaced and/or otherwise supplemented, and (ii) that certain Distributor Agreement executed by and between MediVators and Olympus America Inc. - Endoscope Division, dated August 1, 1999, as it may be from time to time amended, modified, extended, renewed, substituted, replaced and/or otherwise supplemented.

      "OPERATING LEASE" and "OPERATING LEASES" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which is not a Capitalized Lease.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions and duties under ERISA.

      "PENSION PLAN" shall mean any (i) "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (other than a Multiemployer Plan) covered by Title IV of ERISA by reason of Section 4021 of ERISA, of which the Borrowers or any ERISA Affiliate are or have been within the preceding five years a "contributing sponsor" within the meaning of Section 4001(a)(13) of ERISA, or which are or have been within the preceding five years maintained for employees of the Borrowers or any ERISA Affiliate or (ii) any such plan established under or pursuant to Applicable Canadian Pension Legislation.

      "PERMITS" shall mean any permit, approval, authorization, license, variance, or permission required from a Governmental Authority under an applicable Requirement of Law.

      "PERMITTED ACQUISITIONS" shall mean any merger, consolidation, joint venture, partnership or acquisition with or of any Person which complies with each of the following conditions: (i) said Person must be in the same line of business or in a complementary line of business as the Borrowers; (ii) all of the financial covenants set forth in ARTICLE VIII of this Loan Agreement must be complied with on both a pro forma combined basis for the then current period and on a projected basis and no other Event of Default or Potential Event of Default shall exist at the time of, or shall result or be caused by, such merger, consolidation, joint venture, partnership or acquisition; (iii) one of the Borrowers must be the surviving Person (or the surviving Person must be a wholly owned domestic Subsidiary of Cantel Medical); (iv) the Borrowers shall have first submitted to the Administrative Agent and the Lenders, as soon as practicable but in any event PRIOR to the execution of a contract, commitment letter or other similar document having the effect of binding any of the Borrowers to said merger, consolidation, joint venture, partnership or acquisition, (a) pro-forma financial statements for the proposed merged, consolidated and/or to be acquired Person showing the projected financial condition of said Person as of the last day of the then current Fiscal Year and as of the last day of the next three (3) subsequent Fiscal Years and (b) any and all third party and due diligence materials in connection with such proposed merger, acquisition and/or consolidation requested by the Administrative Agent, on behalf of the Lenders, including, without limitation and to the extent available, financial statements for the prior three (3) fiscal years of the Person being acquired, merged with or consolidated with or into, and the Administrative Agent and all of the Lenders shall have approved of such pro-forma financial statements and third party and due diligence materials; (v) the Borrowers shall furnish to the Administrative Agent and the Lenders a certified statement of the Borrowers executed by an Authorized Officer of the Borrowers (a) describing the financial, economic, structural and other details of the proposed merger, consolidation, joint venture, partnership or acquisition, all in detail reasonably satisfactory to the Administrative Agent and the Lenders and (b) stating that said Authorized Officer has reviewed the terms of all of the material documents to be executed and delivered by any Person in connection with such merger, consolidation, joint venture, partnership or acquisition and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transaction and of the condition, financial and otherwise, of the Borrowers, taken as a whole, on both a pro forma combined basis for the then current period and on a projected basis and no Event of Default or Potential Event of Default will result from such merger, consolidation, joint venture, partnership or acquisition; (vi) one hundred percent (100%) of the Lenders must approve, in writing and in advance, any such merger, consolidation, joint venture, partnership or acquisition, which approval will not be unreasonably withheld or delayed; (vii) said Person must be incorporated, formed or otherwise organized under the laws of the United States of America; (viii) substantially all of the assets of said Person must be located within the United States of America, as determined by the Administrative Agent; and (ix) Regulation U must be complied with to the satisfaction of the Administrative Agent, in its sole and absolute discretion.

      "PERMITTED ENCUMBRANCES" shall mean a collective reference to (i) any Customary Permitted Liens, (ii) any Liens created or contemplated by the Loan Documents and (iii) any Liens existing on the Closing Date, as described on
SCHEDULE 1.01-D attached hereto and made a part hereto which Liens are reasonably acceptable to the Lender.

      "PERSON" or "PERSONS" shall mean any natural person, employee, general partnership, limited partnership, limited liability partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, trust, bank or other organization, whether or not a legal entity or any other non-governmental entity, or any Governmental Authority.

      "PLAN" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Multiemployer Plan) of which any of the Borrowers or any ERISA Affiliate are, or within the preceding five years were, an "employer" as that term is defined in Section 3(5) of ERISA.

      "PLEDGE OF STOCK AGREEMENTS" shall mean a collective reference to (i) that certain Pledge of Stock Agreement #1, dated the date hereof, executed by Cantel Medical, as pledgor, pledging to the Administrative Agent, for the benefit of the US Lenders and the Canadian Lenders, one hundred percent (100%) of the authorized, issued and outstanding voting capital stock of MediVators, (ii) that certain Pledge of Stock Agreement #2, dated the date hereof, executed by Cantel Medical, as pledgor, pledging to the Administrative Agent, for the benefit of the US Lenders and the Canadian Lenders, at least, but not more than, sixty-five percent (65%) of the authorized, issued and outstanding voting capital stock of Carsen Group and (iii) any and all pledge of stock agreements, in form and substance satisfactory to the Administrative Agent in its sole and absolute discretion, executed, made and/or entered into subsequent to the Closing Date, including, without limitation, any and all such pledge of stock agreements which are consummated for the purposes of pledging one hundred percent (100%) of the authorized, issued and outstanding voting capital stock of any and all domestic Subsidiaries of the US Borrowers which are acquired or formed by the US Borrowers after the Closing Date, as such pledge of stock agreements may be from time to time hereafter amended, modified, extended, renewed, refinanced and/or supplemented.

      "POTENTIAL EVENT OF DEFAULT" shall mean an event, condition or situation which, with the giving of any required notice and/or the passage of any required grace or cure periods, or any combination of the foregoing, would constitute an Event of Default.

      "PROCESS AGENT" shall have the meaning ascribed and assigned to such term as set forth in SECTION 11.18 of this Loan Agreement.

      "PROPERTY" and "PROPERTIES" shall mean any real or personal property, plant, building, facility, structure, underground storage tank, Equipment, Inventory, Accounts or other assets now or hereafter owned, leased or operated by any of the Borrowers.

      "PRO RATA SHARE" for any Lender shall mean with respect to (i) the US Revolving Credit Loan Facility, (a) if the US Revolving Credit Commitments are then in effect, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's US Revolving Credit Commitment and the denominator of which shall be the aggregate amount of all of the Lenders' US Revolving Credit Commitments, as adjusted from time to time to give effect to any applicable Assignment and Acceptance Agreement and any reduction of the US Revolving Credit Loan Facility under SECTION 2.01(v) of this Loan Agreement and
(b) if the US Revolving Credit Commitments are not then in effect but there are Obligations then outstanding in connection with the US Revolving Credit Loan Facility, a fraction (expressed as a percentage), the numerator of which shall be the amount of such outstanding Obligations which are payable to such Lender and the denominator of which shall be the aggregate amount of all of such outstanding Obligations, (ii) the Canadian Revolving Credit Loan Facility, (a) if the Canadian Revolving Credit Commitments are then in effect, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Canadian Revolving Credit Commitment and the denominator of which shall be the aggregate amount of all of the Lenders' Canadian Revolving Credit Commitments, as adjusted from time to time to give effect to any applicable Assignment and Acceptance Agreement and any reduction of the Canadian Revolving Credit Loan Facility under SECTION 2.02(v) of this Loan Agreement and (b) if the Canadian Revolving Credit Commitments are not then in effect but there are Obligations then outstanding in connection with the Canadian Revolving Credit Loan Facility, a fraction (expressed as a percentage), the numerator of which shall be the amount of such outstanding Obligations which are payable to such Lender and the denominator of which shall be the aggregate amount of all of such outstanding Obligations and (iii) the Acquisition/Term Loan Facility, (a) if the Acquisition/Term Loan Commitments are then in effect, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Acquisition/Term Loan Commitment and the denominator of which shall be the aggregate amount of all of the Lenders' Acquisition/Term Loan Commitments, as adjusted from time to time to give effect to any applicable Assignment and Acceptance Agreement and (b) if the Acquisition/Term Loan Commitments are not then in effect but there are Obligations then outstanding in connection with the Acquisition/Term Loan Facility, a fraction (expressed as a percentage), the numerator of which shall be the amount of such outstanding Obligations which are payable to such Lender and the denominator of which shall be the aggregate amount of all of such outstanding Obligations. A US Lender may have a Pro Rata Share of (a) both the US Revolving Credit Loan Facility and the Acquisition/Term Loan Facility or (b) either the US Revolving Credit Loan Facility or the

Acquisition/Term Loan Facility, but not of the Canadian Revolving Credit Loan Facility. A Canadian Lender may ONLY have a Pro Rata Share of the Canadian Revolving Credit Loan Facility.

      "QUALIFIED CANADIAN ACCOUNT RECEIVABLE" and "QUALIFIED CANADIAN ACCOUNTS RECEIVABLE" shall mean an Account which has been identified by the Canadian Borrower to the Canadian Collateral Agent in a Borrowing Base Certificate and is represented by the Canadian Borrower (by its acceptance of Canadian Revolving Credit Loans and/or Canadian Letters of Credit hereunder) as meeting all of the following criteria on its origination date (except with respect to clause (xii) below, in which case the date shall be the date of submission of the Borrowing Base Certificate for the measurement at the end of the prior month) and thereafter until collected, and is in all other respects acceptable to the Canadian Collateral Agent, in its sole and absolute discretion: (i) the Canadian Borrower is the sole owner of the Account and has not sold, assigned or otherwise transferred it, and the Account is not subject to any claim, lien or security interest (other than any Lien granted to the Canadian Collateral Agent in connection with the Canadian Revolving Credit Loan Facility); (ii) the Account is bona fide and legally enforceable and owing to the Canadian Borrower for the sale of goods and performance of services in the ordinary course of the Canadian Borrower's business and the Account does not require any further act on the part of the Canadian Borrower to make it owing by the Account debtor, and the Canadian Borrower has delivered to the Canadian Collateral Agent (if required by such Agent) invoices, billings, shipping documents and other documents evidencing the obligation to pay the Account; (iii) the Account does not represent a conditional sale, consignment or other sale on a basis other than that of absolute sale, is not evidenced by any note, instrument, chattel paper or like document; (iv) the account is invoiced for payment promptly on or about the date Inventory or other goods represented thereby are shipped to the Account debtor, and said invoice has not remained unpaid more than ninety (90) days past its due date and not more than one hundred twenty (120) days past its invoice date; (v) the Account is not subject to any valid defense, offset, counterclaim, credit, allowance or adjustment except usual and customary prompt payment discounts, nor has the Account debtor returned the goods or indicated any dispute or complaint concerning them; (vi) the Canadian Borrower has not received any notice of, and does not have any knowledge of, any facts which materially adversely affect the creditworthiness of the applicable Account debtor, including, without limitation, the customer is not the subject of any bankruptcy or other insolvency proceeding; (vii) the Account debtor is not (a) one of the other Borrowers, (b) a Subsidiary of one of the Borrowers, (c) a director or officer of any of the Borrowers and/or (d) an affiliate of any such director or officer; (viii) the Account does not represent a contra account;
(ix) the Account is not subject to any unresolved dispute with an Account debtor; (x) the Account is not with (a) the United States of America or any department, agency or instrumentality thereof except in those circumstances where the Canadian Borrower has, with respect to such Account, complied with the Federal Assignment of Claims Act (31 U.S.C. ss.3727 ET SEQ.) or (b) the federal government of Canada or any provincial government or any department, agency or instrumentality thereof; (xi) the Account is not with a customer located in any State denying creditors access to said State's courts in the absence of a Notice of Business Activities Report or other similar filing, unless the Canadian

Borrower has either qualified as a foreign corporation authorized to transact business in such State or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year; (xii) the Account is not with an Account debtor to whom the Canadian Borrower owes any accounts payable or other form of Consolidated Debt in an amount not to exceed twenty percent (20%) of such Account; (xiii) the Account is not due from an Account debtor whose principal place of business is located outside the United States of America or Canada unless (a) such Account is backed by a letter of credit issued or confirmed by a bank that is organized under the laws of the United States of America or a State thereof or the Federal laws of Canada and has capital and surplus in excess of $1,000,000,000.00 (PROVIDED, HOWEVER, that such letter of credit shall have been delivered to the Canadian Collateral Agent, for the benefit of the Canadian Lenders, as additional Collateral under the Loan Documents, if required by the Canadian Lenders) or such Account is covered by foreign credit insurance satisfactory to the Canadian Collateral Agent in its sole and absolute discretion, (b) such Account debtor is, in the sole judgment of the Canadian Collateral Agent, creditworthy in relation to the Account owing by such customer to the Canadian Borrower and (c) such Account has been outstanding not more than ninety (90) days from the original due date thereof and not more than one hundred twenty (120) days from the original invoice date thereof; (xiv) the Account is not due from an Account debtor whose principal place of business and/or chief executive offices are located in the Province of Quebec, Canada; (xv) such Account otherwise satisfies the requirements of the Canadian Collateral Agent; (xvi) such Account does not represent a credit balance which is more than ninety (90) days past its due date or which is more than one hundred twenty (120) days past its invoice date; and
(xvii) such Account does not represent a "priority payable" or other form of statutory payment which takes priority over the lien of the Canadian Collateral Agent in the event of a liquidation of the Canadian Borrower. The Canadian Collateral Agent shall have the right to request from the Canadian Borrower, at any time, such information concerning an Account or Accounts as the Canadian Collateral Agent may require in order to ascertain that the criteria set forth above in CLAUSES (i) THROUGH (xvii) have been satisfied with respect to such Account or Accounts. In addition, (a) if fifty (50%) percent or more of the total balance due on all Accounts of any account debtor fail to satisfy the requirements described in CLAUSES (i) THROUGH (xvii) above, then ALL Accounts of said account debtor shall be ineligible and shall not be "Qualified Canadian Accounts Receivable", (b) if fifty (50%) percent or more of the total balance due on all Accounts of any account debtor are more than ninety (90) days past due date or are more than one hundred twenty (120) days past invoice date, then ALL Accounts of said account debtor shall be ineligible and shall not be "Qualified Canadian Accounts Receivable", (c) if all Accounts or Accounts Receivable from any account debtor (EXCLUDING, however, Olympus America Inc.) represents twenty-five (25%) percent or more of the total balance due on all Accounts or Accounts Receivable of the Canadian Borrower, then that portion of the Accounts and Accounts Receivable of said account debtor which exceed twenty-five (25%) percent or more of the total balance due on all Accounts or Accounts Receivable of the Canadian Borrower shall be ineligible and shall not be "Qualified Canadian Accounts Receivable" and (d) volume rebates and advertising accruals calculated by the Canadian Borrower on a monthly basis shall be ineligible and shall not be "Qualified Canadian Accounts Receivable".

      "QUALIFIED CANADIAN INVENTORY" shall mean the Inventory of the Canadian Borrower (i) which is in the sole possession or control of the Canadian Borrower, (ii) which is stored in a location or locations and in a manner acceptable to the Canadian Collateral Agent, (iii) which is valued at the lower of cost or market value, (iv) which is, and at all times continues to be, acceptable to the Canadian Collateral Agent, (v) which is NOT work in process,
(vi) in which the Canadian Collateral Agent has an enforceable perfected security interest under the applicable Personal Property Security Act, which Canadian security interest is prior to any and all Liens, except Liens for taxes not yet due and payable to the extent given priority by statute and prior to any rights of suppliers in Canada to repossess thirty (30) day goods pursuant to the Bankruptcy Act, (vii) which is NOT obsolete or unuseable or unsaleable in the ordinary course of the Canadian Borrower's business, (viii) which is available for sale in the ordinary course of the Canadian Borrower's business and (ix) which Inventory is not physically located in the Province of Quebec, Canada.

      "QUALIFIED US ACCOUNT RECEIVABLE" and "QUALIFIED US ACCOUNTS RECEIVABLE" shall mean an Account which has been identified by the US Borrowers to the Administrative Agent in a Borrowing Base Certificate and is represented by the US Borrowers (by its acceptance of US Revolving Credit Loans and/or US Letters of Credit hereunder) as meeting all of the following criteria on its origination date (except with respect to clause (xii) below, in which case the date shall be the date of submission of the Borrowing Base Certificate for the measurement date at the end of the prior month) and thereafter until collected, and is in all other respects acceptable to the Administrative Agent, in its sole and absolute discretion: (i) one of the US Borrowers is the sole owner of the Account and such US Borrower has not sold, assigned or otherwise transferred it, and the Account is not subject to any claim, lien or security interest (other than any Lien granted to the US Collateral Agent in connection with the US Revolving Credit Loan Facility, the Acquisition/Term Loan Facility and the F/X Line of Credit Loan Facility); (ii) the Account is bona fide and legally enforceable and owing to one of the US Borrowers for the sale of goods and performance of services in the ordinary course of such US Borrower's business and the Account does not require any further act on the part of such US Borrower to make it owing by the Account debtor, and such US Borrower has delivered to the Administrative Agent (if required by the Administrative Agent) invoices, billings, shipping documents and other documents evidencing the obligation to pay the Account; (iii) the Account does not represent a conditional sale, consignment or other sale on a basis other than that of absolute sale, is not evidenced by any note, instrument, chattel paper or like document; (iv) the account is invoiced for payment promptly on or about the date Inventory or other goods represented thereby are shipped to the Account debtor, and said invoice has not remained unpaid more than ninety (90) days past its due date and not more than one hundred twenty (120) days past its invoice date; (v) the Account is not subject to any valid defense, offset, counterclaim, credit, allowance or adjustment except usual and customary prompt payment discounts, nor has the Account debtor returned the goods or indicated any dispute or complaint concerning them; (vi) no US Borrower has received any notice of, or has any knowledge of, any facts which materially adversely affect the creditworthiness of the applicable Account debtor, including, without limitation, the customer is not the subject of any bankruptcy or other insolvency proceeding; (vii) the Account debtor is not (a) one of the other Borrowers, (b) a Subsidiary of one of the Borrowers, (c) a director or officer of any of the Borrowers and/or (d) an affiliate of any such director or officer; (viii) the Account does not represent a contra account; (ix) the Account is not subject to any unresolved dispute with an Account debtor; (x) the Account is not with (a) the United States of America or any department, agency or instrumentality thereof except in those circumstances where the applicable US Borrower has, with respect to such Account, complied with the Federal Assignment of Claims Act (31 U.S.C. ss.3727 ET SEQ.) or (b) the federal government of Canada or any provincial government or any department, agency or instrumentality thereof; (xi) the Account is not with a customer located in any State denying creditors access to said State's courts in the absence of a Notice of Business Activities Report or other similar filing, unless the applicable US Borrower has either qualified as a foreign corporation authorized to transact business in such State or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year; (xii) the Account is not with an Account debtor to whom the applicable US Borrower owes any accounts payable or other form of Consolidated Debt in an amount not to exceed twenty percent (20%) of such Account; (xiii) the Account is not due from an Account debtor whose principal place of business is located outside the United States of America or Canada unless (a) such Account is backed by a letter of credit issued or confirmed by a bank that is organized under the laws of the United States of America or a State thereof and has capital and surplus in excess of $1,000,000,000.00 (PROVIDED, HOWEVER, that such letter of credit shall have been delivered to the US Collateral Agent, for the benefit of the US Lenders, as additional Collateral under the Loan Documents if required by the US Lenders holding a US Revolving Credit Commitment) or such Account is covered by foreign credit insurance satisfactory to the Administrative Agent in its sole and absolute discretion,
(b) such Account debtor is, in the sole judgment of the Administrative Agent, creditworthy in relation to the Account owing by such customer to the applicable US Borrower and (c) such Account has been outstanding not more than ninety (90) days from the original due date thereof and not more than one hundred twenty
(120) days from the original invoice date thereof; (xiv) the Account is not due from an Account debtor whose principal place of business and/or chief executive offices are located in the Province of Quebec, Canada; (xv) such Account otherwise satisfies the requirements of the Administrative Agent and/or the US Collateral Agent; (xvi) such Account does not represent a credit balance which is more than ninety (90) days past its due date or which is more than one hundred twenty (120) days past its invoice date; and (xvii) such Account does not represent a "priority payable" or other form of statutory payment which takes priority over the lien of the US Collateral Agent in the event of a liquidation of the US Borrowers. The US Collateral Agent shall have the right to request from the US Borrowers, at any time, such information concerning an Account or Accounts as the US Collateral Agent may require in order to ascertain that the criteria set forth above in CLAUSES (i) THROUGH (xvii) have been satisfied with respect to such Account or Accounts. In addition, (a) if fifty (50%) percent or more of the total balance due on all Accounts of any account debtor fail to satisfy the requirements described in CLAUSES (i) THROUGH (xvii) above, then ALL Accounts of said account debtor shall be ineligible and shall not be "Qualified US Accounts Receivable", (b) if fifty (50%) percent or more of the total balance due on all Accounts of any account debtor are more than ninety
(90) days past due date
or are more than one hundred twenty (120) days past invoice date, then ALL Accounts of said account debtor shall be ineligible and shall not be "Qualified US Accounts Receivable", (c) if all Accounts or Accounts Receivable from any account debtor (EXCLUDING, however, Olympus America Inc.) represents twenty-five (25%) percent or more of the total balance due on all Accounts or Accounts Receivable of one of the US Borrowers, then that portion of the Accounts and Accounts Receivable of said account debtor which exceed twenty-five (25%) percent or more of the total balance due on all Accounts or Accounts Receivable of such US Borrower shall be ineligible and shall not be "Qualified US Accounts Receivable" and (d) volume rebates and advertising accruals calculated by the US Borrowers on a monthly basis shall be ineligible and shall not be "Qualified US Accounts Receivable".

      "QUALIFIED US INVENTORY" shall mean the Inventory of any of the US Borrowers (i) which is in the sole possession or control of such US Borrower,
(ii) which is stored in a location or locations and in a manner acceptable to the US Collateral Agent, (iii) which is valued at the lower of cost or market value, (iv) which is, and at all times continues to be, acceptable to the US Collateral Agent, (v) which is NOT work in process, unless such work in process represents endoscope disinfection units for which the primary manufacturing process has been completed and such units remain unfinished subject only to the installation of customer options (i.e., heaters, air compressors and leak testers) and final testing, in which case such work in process will be considered to have the same collateral status as finished goods inventories; PROVIDED, HOWEVER, that in no event shall the Dollar amount of such Inventory permitted to be Qualified US Inventory pursuant to this CLAUSE (v) ever exceed US$100,000.00 in the aggregate at any one time, (vi) in which the US Collateral Agent has an enforceable perfected security interest under the applicable Uniform Commercial Code, which security interest is prior to any and all Liens, except Liens for taxes not yet due and payable to the extent given priority by statute, (vii) which is NOT obsolete or unuseable or unsaleable in the ordinary course of such US Borrower's business and (viii) which is available for sale in the ordinary course of such US Borrower's business.

      "RCRA" shall mean the Resource Conservation and Recovery Act, 42 U.S.C.ss.6901 ET SEQ., and any successor statute, and regulations promulgated thereunder.

      "REFUNDING CANADIAN BANKERS ACCEPTANCE" shall have the meaning ascribed and assigned to such term as set forth in SECTION 2.06(ii) in this Loan Agreement.

      "REGULATION D" shall mean Regulation D of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time.

      "REGULATION T" shall mean Regulation T of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time.

      "REGULATION U" shall mean Regulation U of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time.

      "REGULATION X" shall mean Regulation X of the Federal Reserve Board, or any successor statute or regulation thereto, as in effect from time to time.

      "RELEASE" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of Environmental Concern Materials in violation of Environmental Laws into the indoor or outdoor Environment or into or out of any Property, including the movement of Environmental Concern Materials through or in the air, soil, surface water, groundwater or Property.

      "REMEDIAL ACTION" shall mean actions required to (i) clean up, remove, treat or in any other way address Environmental Concern Materials in the indoor or outdoor Environment; (ii) prevent the Release or threat of Release or minimize the further Release of Environmental Concern Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor Environment; or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

      "REPORTABLE EVENT" shall mean any event described as such in Section 4043 of ERISA or regulations promulgated thereunder.

      "REQUIREMENTS OF LAW" shall mean, as to any Person, the charter and by-laws or other organization or governing documents of such Person, and any law, rule or regulation, Permit, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Securities Act, the Securities Exchange Act, Regulations U and X, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or occupational safety or health law, rule or regulation.

      "REQUISITE LENDERS" shall mean, as of any date of determination, (i) if the Commitments are then in effect, Lenders having Pro Rata Shares which are, in the aggregate, sixty-six and two-thirds percent (66.67%) or more of the then aggregate amount of the Commitments then in effect and (ii) if the Commitments are not then in effect but there are Obligations outstanding, Lenders holding, in the aggregate, sixty-six and two-thirds (66.67%) or more of the outstanding Obligations.

      "RESET DATE" shall have the meaning ascribed and assigned to such term as set forth in SECTION 2.15(i) of this Loan Agreement.

      "RESTRICTED JUNIOR PAYMENTS" shall mean (i) any cash dividend or other distribution to the shareholders of any of the Borrowers (whether direct or indirect and whether in cash, property, Securities or otherwise) on account of any shares of any class of capital stock of any of the Borrowers, now or hereafter outstanding, (ii) any scheduled payment of principal of, premium, if any, or interest on, or fees in respect of, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Consolidated Subordinated Debt of any of the Borrowers after the occurrence of an Event of Default and (iii) any prepayment in advance of anticipated and scheduled payment dates of principal of, premium, if any, or interest on, or fees in respect of, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Consolidated Subordinated Debt of any of the Borrowers (except for prepayments in connection with the refinance of such Consolidated Subordinated Debt in amounts and on terms and conditions equal to or better than the existing terms and conditions).

      "REVOLVING CREDIT COMMITMENT" and "REVOLVING CREDIT COMMITMENTS" shall mean a collective reference to (i) all US Revolving Credit Commitments and (ii) all Canadian Revolving Credit Commitments.

      "REVOLVING CREDIT LOAN" and "REVOLVING CREDIT LOANS" shall mean a collective reference to (i) all US Revolving Credit Loans and (ii) all Canadian Revolving Credit Loans.

      "REVOLVING CREDIT LOAN FACILITIES" shall mean a collective reference to
(i) the US Revolving Credit Loan Facility and (ii) the Canadian Revolving Credit Loan Facility.

      "SECURITY" and "SECURITIES" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, and in general any instruments commonly known as "securities", or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

      "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended to the date hereof from time to time hereafter, and any successor statute.

      "SECURITY AGREEMENT" and "SECURITY AGREEMENTS" shall mean a collective reference to (i) the Security Agreement #1, (ii) the Security Agreement #2,
(iii) any and all other security agreements, in form and substance satisfactory to the US Collateral Agent in its sole and absolute discretion, executed, made and/or entered into subsequent to the Closing Date for the purposes of assigning, hypothecating, pledging, conveying, transferring, giving and granting to the US Collateral Agent, for the benefit of the US Lenders, a continuing security interest in all of the rights, title and interests of any domestic Subsidiary of the US Borrowers in and to all present and future assets and properties and undertakings of said domestic Subsidiary described in such security agreement (including, without limitation, Accounts, Inventory and Equipment), as provided for in and required by SECTION 6.12 of this Loan Agreement and (iv) any and all other security agreements, in form and substance satisfactory to the Canadian Collateral Agent in its sole and absolute discretion, executed, made and/or entered into subsequent to the Closing Date for the purposes of assigning, hypothecating, pledging, conveying, transferring, giving and granting to the Canadian Collateral Agent, for the benefit of all of the Canadian Lenders, a continuing security interest in all of the rights, title and interests of any domestic Subsidiary of the US Borrowers in and to all present and future assets and properties and undertakings of said domestic Subsidiary described in such security agreement (including, without limitation, Accounts, Inventory and Equipment), as provided for in and required by SECTION 6.12 of this Loan Agreement, as each of such security agreements may be from time to time hereafter amended, modified, extended, renewed, refinanced and/or supplemented.

      "SECURITY AGREEMENT #1" shall mean that certain Security Agreement #1 dated of even date herewith whereby the US Borrowers have collaterally assigned, hypothecated, pledged, conveyed, transferred, given and granted to the US Collateral Agent, for the benefit of the US Lenders and the Canadian Lenders, a continuing security interest in their respective rights, title and interests in and to all present and future assets and properties and undertakings of the US Borrowers described therein (including, without limitation, Accounts, Inventory and Equipment), as additional collateral security for the US Revolving Credit Loan Facility, the Acquisition/Term Loan Facility and their obligations under and in connection with the Agreement of Guaranty #1 and the Agreement of Guaranty #2, as said Security Agreement #1 may be from time to time hereafter amended, modified, extended, refinanced or supplemented.

      "SECURITY AGREEMENT #2" shall mean that certain Security Agreement #2 dated of even date herewith whereby Carsen Group has collaterally assigned, hypothecated, pledged, conveyed, transferred, given and granted to the Canadian Collateral Agent, for the benefit of the Canadian Lenders, a continuing security interest in its rights, title and interests in and to all present and future assets and properties and undertakings of Carsen Group described therein (including, without limitation, Accounts, Inventory and Equipment), as said Security Agreement #2 may be from time to time hereafter amended, modified, extended, refinanced or supplemented.

      "SENIOR FINANCIAL OFFICER" shall mean the chief financial officer of the Borrowers designated by the Borrowers in a written statement delivered to the Administrative Agent.

      "SINGLE EMPLOYER PLAN" shall mean any Plan which is not a Multiemployer Plan under ERISA.

      "SOLVENT" shall mean, with respect to any Person, that at the time of determination:

            (i) the fair value of its assets (both at fair valuation and at present fair salable value) is in excess of the total amount of its liabilities, including, without limitation, contingent, subordinated, unmatured and/or unliquidated liabilities; and

            (ii) it is then able to pay its Consolidated Debts as they mature;
and

            (iii) it owns property having a value (both at fair valuation and at present fair salable value) in excess of the total amount required to pay all of its Consolidated Debt.

      "STATE" or "STATES" shall mean any one or more of the states comprising a portion of the United States of America.

      "STOCK REPURCHASE PROGRAM" shall mean a reference to any stock repurchase program approved and entered into by Cantel Medical involving Cantel Medical's repurchase of shares of its outstanding Common Shares.

      "SUBSEQUENT FUNDING" shall have the meaning assigned and ascribed to such term as set forth in SECTION 4.02 of this Loan Agreement.

      "SUBSIDIARY" or "SUBSIDIARIES" shall mean, with respect to any Person, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect a majority of directors is at the time, directly or indirectly, owned by such Person, by such Person and one or more other Subsidiaries of such Person or by one or more Subsidiaries of such Person,
(ii) any other Person (other than a corporation) in which such first Person and one or more Subsidiaries of such first Person, directly or indirectly, at the date of determination thereof has at least majority ownership interest and/or
(iii) any entity whose net earnings (losses) or portions thereof would be properly included and consolidated with the net earnings of such Person in accordance with Generally Accepted Accounting Principles; PROVIDED, HOWEVER, that the term "Subsidiary" shall not include any entity that is not reflected on the consolidated balance sheet of a Person due to inactivity and lack of material assets and liabilities.

      "SWAP OBLIGATION" and "SWAP OBLIGATIONS" shall mean the US Borrowers' obligations to any Person (that is or was a Lender or an affiliate of a Lender at the time of entering into the Master Agreement) arising from time to time under the Master Agreement, including any and all payment or reimbursement obligations of whatever nature.

      "TAXES" shall have the meaning ascribed and assigned to such term as set forth in SECTION 2.13(i) of this Loan Agreement.

      "TERMINATION EVENT" shall mean (i) any Reportable Event with respect to any Benefit Plan, (ii) the withdrawal of the Borrowers, or an ERISA Affiliate from a Benefit Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the notification by any of the Borrowers or an ERISA Affiliate to affected parties of an intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA,
(iv) the institution by the PBGC of proceedings to terminate any Benefit Plan,
(v) any event or condition which constitutes grounds under Section 4042 of ERISA for the appointment of a trustee to administer a Benefit Plan, (vi) the partial or complete withdrawal of the Borrowers or any ERISA Affiliate from a Multiemployer Plan or (vii) any applicable withdrawal or termination under Applicable Canadian Pension Legislation.

      "UNIFORM CUSTOMS" shall mean, as determined by the applicable Issuing Bank in its sole and absolute discretion, a reference to either (i) the Uniform Customs and Practice for Documentary Credits (1993 Revisions), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time or (ii) the International Standby Practices 1998, International Chamber of Commerce Publication No. 590, and any subsequent official revision thereof.

      "UNUSED COMMITMENT FEE RATE" shall mean, as of each date of determination during the term of the Loan Facilities, the applicable percentage set forth in the Leverage Matrix opposite the Consolidated Funded Debt Leverage Ratio (determined as of the last day of the prior Fiscal Quarter).

      "US BORROWER" and "US BORROWERS" shall mean a reference to one or more of
(i) Cantel Medical, (ii) MediVators and/or (iii) any domestic Subsidiaries of Cantel Medical which are purchased, acquired or created after the Closing Date and during the term of the Loan Facilities and which are required (a) to undertake, on a JOINT AND SEVERAL BASIS with the other US Borrowers, the Obligations of the US Borrowers pursuant to the terms, conditions and provisions of this Loan Agreement, (b) to cause one hundred percent (100%) of their authorized, issued and outstanding voting capital stock to be pledged by Cantel Medical as additional collateral security for the obligations of Cantel Medical under this Loan Agreement and (c) to pledge all of their respective personal property assets as additional collateral security for their respective obligations under this Loan Agreement, all as provided for in and required by
SECTION 6.12 of this Loan Agreement.

      "US COLLATERAL" shall mean all of the Collateral which is now or hereafter located in the United States of America.

      "US COLLATERAL AGENT" shall have the meaning assigned and ascribed to such term as set forth in the preamble of this Loan Agreement.

      "US COMMITMENT" and "US COMMITMENTS" shall mean the aggregate of each US Lender's US Revolving Credit Commitment and Acquisition/Term Loan Commitment (if any).

      "US DOLLAR", "US DOLLARS" and the symbol "US$" shall mean lawful money of the United States of America.

      "US LENDER" and "US LENDERS" shall mean a collective reference to (i) Summit Bank, (ii) Mellon US and (iii) any other Lender holding a US Revolving Credit Commitment and/or an Acquisition/Term Loan Commitment.

      "US LETTER OF CREDIT" and "US LETTERS OF CREDIT" shall mean a reference to any sight commercial/documentary or standby letter of credit issued for the account of Cantel Medical and/or MediVators by an Issuing Bank pursuant to SECTION 2.01(vi) of this Loan Agreement and denominated in US Dollars.

      "US LETTER OF CREDIT OBLIGATIONS" shall mean, at any time, the sum of (i) US Reimbursement Obligations at such time for US Letters of Credit and (ii) the Dollar Equivalent of the aggregate maximum amount then available for drawing under the outstanding US Letters of Credit.

      "US LETTER OF CREDIT SUBLIMIT" shall mean, as of any date of determination, the lesser of (i) the difference between (a) the Advance Limit with respect to the US Revolving Credit Loan Facility as of such date of determination, MINUS (b) the aggregate outstanding principal amount of all US Revolving Credit Loans as of such date of determination or (ii) the difference between (a) US$500,000.00 MINUS (b) the aggregate outstanding principal amount of all US Revolving Credit Loans in excess of US$2,000,000.00 as of such date of determination.

      "US REIMBURSEMENT OBLIGATIONS" shall mean the Dollar Equivalent of the unpaid reimbursement or repayment obligations of the US Borrowers to all Issuing Banks pursuant to all Letter of Credit Reimbursement Agreements for amounts paid out under US Letters of Credit.

      "US REVOLVING CREDIT ACCOMMODATIONS" shall mean, at any time, the sum of
(i) all US Revolving Credit Loans outstanding at such time and (ii) all US Letter of Credit Obligations outstanding at such time.

      "US REVOLVING CREDIT COMMITMENT" shall mean, with respect to each Lender, as of any date of determination, such Lender's Pro Rata Share of the amount of the US Revolving Credit Loan Facility as of such date which percentage and amount shall be set forth on the signature pages to this Loan Agreement and/or in any Assignment and Acceptance Agreement.

      "US REVOLVING CREDIT COMMITMENTS" shall mean, as of any date of determination, collectively, the aggregate amount of each US Revolving Credit Commitment of all of the US Lenders as of such date.

      "US REVOLVING CREDIT LOAN" and "US REVOLVING CREDIT LOANS" shall have the meaning ascribed and assigned to such term in SECTION 2.01(i)(a) of this Loan Agreement.

      "US REVOLVING CREDIT LOAN FACILITY" shall have the meaning ascribed and assigned to such term in the second recital of this Loan Agreement.

      "US REVOLVING CREDIT LOAN NOTE" or "US REVOLVING CREDIT LOAN NOTES" shall mean those Revolving Credit Loan Notes in substantially the form attached hereto as EXHIBIT "K" with all requisite blanks appropriately filled, each such note payable to the order of a US Lender, in a face amount equal to such US Lender's Pro Rata Share of the US Revolving Credit Commitments.

      "US REVOLVING CREDIT TERMINATION DATE" shall mean the earliest to occur of
(i) February 22, 2004, (ii) the date of the permanent termination of the US Revolving Credit Commitments pursuant to SECTION 2.01(v) of this Loan Agreement or (iii) the date of termination of the US Revolving Credit Commitments pursuant to SECTION 9.02 of this Loan Agreement.

      SECTION 1.02 RULES OF INTERPRETATION AND CONSTRUCTION. In this Loan Agreement unless the context otherwise clearly requires:

            (i) Articles and Sections mentioned by number only are the respective Articles and Sections of this Loan Agreement as so numbered;

            (ii) Words importing a particular gender mean and include every other gender, and words importing the singular number mean and include the plural number and vice versa;

            (iii) Words importing persons mean and include firms, associations, partnerships (including limited partnerships), societies, trusts, corporations or other legal entities, including public or governmental bodies, as well as natural persons;

            (iv) Any headings preceding the texts of the several Articles and Sections of this Loan Agreement, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall not affect or control the meaning, construction or interpretation of this Loan Agreement;

            (v) If any clause, provision or section of this Loan Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any of the remaining provisions thereof, unless not invalidating or rendering unenforceable the remaining provisions shall be inequitable;

            (vi) The terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms as used in this Loan Agreement refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement; the term "heretofore" means before the date of execution of this Loan Agreement; and the term "hereafter" means on or after the date of execution of this Loan Agreement;

            (vii) This Loan Agreement and all matters relating hereto shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey;

            (viii) If any clause, provision or section of this Loan Agreement shall be determined to be apparently contrary to or conflicting with any other clause, provision or section of this Loan Agreement, then the clause, provision or section containing the more specific provisions shall control and govern with respect to such apparent conflict;

            (ix) References in this Loan Agreement to "determination" (and similar terms) by the Administrative Agent or by any Lender include good faith estimates by the Administrative Agent or by any Lender (in the case of quantitative determinations) and good faith beliefs by the Administrative Agent or by any Lender (in the case of qualitative determinations); and

            (x) Any reference to the symbol "$" when used herein, shall be construed to mean and refer to dollars denominated in the currency of the United States, unless the context clearly indicates otherwise.

      SECTION 1.03 ACCOUNTING PRINCIPLES.

            (i) As used in this Loan Agreement "Generally Accepted Accounting Principles" shall be established on the date a relevant computation or determination is to be made or the date of relevant financial statements, as the case may be.

            (ii) Except as otherwise provided in this Loan Agreement, all computations and determinations as to accounting or financial matters shall be made, and all financial statements to be delivered pursuant to this Loan Agreement shall be prepared, in accordance with Generally Accepted Accounting Principles (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by Generally Accepted Accounting Principles.

            (iii) If any change in Generally Accepted Accounting Principles after the date of this Loan Agreement is or shall be required to be applied to transactions then or thereafter in existence, and a violation of one or more provisions of this Loan Agreement shall have occurred or in the opinion of the Borrowers would likely occur which would not have occurred or be likely to occur if no change in accounting principles had taken place, (a) the Borrowers and the Administrative Agent agree that such violation shall not be considered to constitute an Event of Default or a Potential Event of Default for a period of thirty (30) days from the date the Borrowers notify the Administrative Agent and the Lenders of the applicability of this SECTION 1.03(iii); (b) the Borrowers, the Administrative Agent and the Lenders agree in such event to negotiate in good faith an amendment of this Loan Agreement which shall approximate to the extent possible the economic effect of the original financial covenants after taking into account such change in Generally Accepted Accounting Principles; and
(c) if the Borrowers, the Administrative Agent and the Lenders are unable to negotiate such an amendment within the thirty (30) day period described above in clause (a), the Borrowers shall have the option of (1) prepaying and terminating the Loan Facilities (pursuant to applicable provisions hereof) or (2) submitting the drafting of such an amendment to a firm of independent certified public accountants of nationally recognized standing acceptable to the Borrowers, the Administrative Agent and the Lenders, which shall complete its draft of such amendment, which shall be binding upon the parties, within thirty (30) days of submission. If the Borrowers, the Administrative Agent and the Lenders cannot agree, the firm shall be selected by binding arbitration in the City of Hackensack, New Jersey in accordance with the rules of the American Arbitration Association then in effect. If the Borrowers do not exercise either such option within said thirty (30) day period, then as used in this Loan Agreement, "Generally Accepted Accounting Principles" shall mean generally accepted accounting principles in effect at the relevant date. The Borrowers, the Administrative Agent and the Lenders agree that if the Borrowers elect the option in CLAUSE (2) above, until such accounting firm has been selected and completes drafting such amendment, no such violation shall constitute an Event of Default or a Potential Event of Default.

            (iv) If any change in Generally Accepted Accounting Principles after the date of this Loan Agreement is required to be applied to transactions or conditions then or thereafter in existence, and the Administrative Agent shall assert that the effect of such change is or shall likely be to distort materially the effect of any of the definitions of financial terms set forth in
ARTICLE I of this Loan Agreement or any of the financial covenants of the Borrowers set forth in ARTICLE VIII of this Loan Agreement (hereinafter referred to as the "Financial Provisions"), so that the intended economic effect of any of the Financial Provisions will not in fact be accomplished, then

                  (a) the Administrative Agent shall notify the Borrowers of such assertion, specifying the change in Generally Accepted Accounting Principles which is objected to, and until otherwise determined as provided below, the specified change in Generally Accepted Accounting Principles shall not be made by the Borrowers in their financial statements for the purpose of applying the Financial Provisions; and

                  (b) the Administrative Agent and the Borrowers shall follow the procedures set forth in PARAGRAPH (iii)(b) and PARAGRAPH (iii)(c) of this SECTION 1.03. If the Administrative Agent, the Borrowers and the Lenders are unable to agree on an amendment as provided in said PARAGRAPH (iii)(b) and if the Borrowers does not exercise either option set forth in PARAGRAPH (iii)(c) of this SECTION 1.03 within the specified time period, then as used in this Loan Agreement "Generally Accepted Accounting Principles" shall mean generally accepted accounting principles in effect at the relevant date, except that the specified change in "Generally Accepted Accounting Principles" which is objected to by the Administrative Agent shall not be made in applying the Financial Provisions. The Administrative Agent, the Borrowers and the Lenders agree that if the Borrowers elect the option in clause (2) of this first sentence of said PARAGRAPH (iii)(c), until such independent accounting firm has been selected and completes drafting such amendment, the specified change in "Generally Accepted Accounting Principles" shall not be made in applying the Financial Provisions.

            (v) All expenses of compliance with this SECTION 1.03 shall be paid for by the Borrowers, except the Borrowers and the Lenders shall be responsible for their own costs and expenses associated with proceedings under SECTION 1.03(iii)(c) hereof other than the cost and expense payable to the American Arbitration Association and any such accounting firm which shall be divided equally between the Administrative Agent and Lenders on the one hand and the

Borrowers on the other.

                                   ARTICLE II

                   AMOUNTS AND TERMS FOR THE LOAN FACILITIES

      SECTION 2.01 US REVOLVING CREDIT LOAN FACILITY.

            (i) AVAILABILITY. (a) Subject to the terms and conditions set forth in this Loan Agreement, and provided no Event of Default or Potential Event of Default shall have occurred and be continuing, each US Lender hereby SEVERALLY (AND NOT JOINTLY OR JOINTLY AND SEVERALLY) agrees to make available to and for the benefit of the US Borrowers from time to time during the period from the Closing Date to the Business Day next preceding the US Revolving Credit Termination Date, revolving credit loans (hereinafter each individually referred to as a "US Revolving Credit Loan" and collectively referred to as the "US Revolving Credit Loans"), in a principal amount which shall not exceed, in the aggregate at any time outstanding, such US Lender's US Revolving Credit Commitment in effect at such time; PROVIDED, HOWEVER, that (1) at no time shall the aggregate principal amount of all US Revolving Credit Loans outstanding at any time exceed the Maximum Amount of US Revolving Credit Loans at such time,
(2) at no time shall the aggregate Dollar Equivalent of the outstanding principal amount of US Letter of Credit Obligations ever exceed the US Letter of Credit Sublimit at such time and (3) US Revolving Credit Loans shall be (A) made solely to the US Borrowers, (B) made only by the US Lenders and (C) denominated solely in US Dollars. The US Revolving Credit Loans may be either Eurodollar Rate Loans or Base Rate Loans. The US Revolving Credit Loans shall be evidenced by the US Revolving Credit Loan Notes. Each US Lender is hereby authorized to record the date and amount of each US Revolving Credit Loan made by said US Lender and the date and amount of each payment or prepayment of principal thereof either (1) on the SCHEDULE "1" annexed to and constituting a part of said US Lender's US Revolving Credit Loan Note or (2) by entering such information into said US Lender's automated loan tracking system, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; PROVIDED, HOWEVER, the failure to make such notation(s) with respect to any Borrowing shall not limit or otherwise affect the obligation of the US Borrowers to the US Lenders under this Loan Agreement or the US Revolving Credit Loan Notes. If the outstanding amount of the US Revolving Credit Loans shall exceed the Maximum Amount of US Revolving Credit Loans at any time, such excess shall be (1) immediately payable by the US Borrowers to the US Lenders, (2) secured by the Collateral and (3) subject to the terms, conditions and provisions of this Loan Agreement and the other Loan Documents.

                  (b) All US Revolving Credit Loans under this Loan Agreement shall be made available by the US Lenders holding a US Revolving Credit Commitment to the US Borrowers simultaneously and proportionately to their respective US Revolving Credit Commitments, subject to the terms, conditions and provisions of this Loan Agreement. It shall be understood that no US Lender shall be responsible for any failure by any other US Lender to perform its obligation to make available a US Revolving Credit Loan hereunder and that the US Revolving Credit Commitment of any US Lender shall not be increased or decreased as a result of the failure by any other US Lender to perform its obligation to make a US Revolving Credit Loan.

                  (c) US Revolving Credit Loans may be voluntarily prepaid pursuant to the terms, conditions and provisions of SECTION 2.08(i) of this Loan Agreement and, subject to the terms, conditions and provisions of this Loan Agreement, any amounts so prepaid may be reborrowed, up to the amount available under this SECTION 2.01(i) at the time of such Borrowing, until the Business Day next preceding the US Revolving Credit Termination Date. Each US Lender's US Revolving Credit Commitment shall expire automatically and each US Revolving Credit Loan then outstanding shall be repaid by the US Borrowers no later than the US Revolving Credit Termination Date. The final payment of all principal, unpaid accrued interest, fees and expenses, if any, owing to the US Lenders on the US Revolving Credit Loan Facility shall be due and payable on the US Revolving Credit Termination Date.

            (ii) NOTICE OF BORROWING. Whenever the US Borrowers desire to borrow under this SECTION 2.01, the US Borrowers shall deliver to the Administrative Agent a Notice of Borrowing no later than 10:00 A.M. (Cranford, New Jersey time)
(a) at least one (1) Business Day in advance of the proposed Borrowing Date, in the case of a Borrowing as a Base Rate Loan and (b) at least three (3) Business Days in advance of the proposed Borrowing Date in the case of a Borrowing as a Eurodollar Rate Loan. The Notice of Borrowing shall specify (1) the Borrowing Date (which shall be a Business Day) in respect of the US Revolving Credit Loan,
(2) the amount of the proposed Borrowing which shall not be less than US$50,000.00 (except in those situations where a US Letter of Credit becomes a US Reimbursement Obligation under SECTION 2.01(vi)(d)(2) hereof), (3) the applicable interest rate option as described in SECTION 2.05(i) of this Loan Agreement and, if applicable, (4) the Eurodollar Interest Period applicable thereto. In lieu of delivering the above-described Notice of Borrowing, the US Borrowers may give the Administrative Agent telephonic notice of any proposed Borrowing by the time required under this SECTION 2.01(ii); PROVIDED, HOWEVER, that such notice shall be confirmed in writing by delivery to the Administrative Agent promptly (but in no event later than the Borrowing Date of the requested US Revolving Credit Loan) of a Notice of Borrowing. Any Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to this SECTION 2.01(ii) shall be irrevocable.

            (iii) MAKING OF US REVOLVING CREDIT LOANS. (a) Promptly after receipt of a Notice of Borrowing under SECTION 2.01(ii) above (or telephonic notice in lieu thereof), the Administrative Agent shall notify the US Lenders holding a US Revolving Credit Commitment by telex or telecopy or other similar form of teletransmission, of the proposed Borrowing. Each such US Lender shall make the amount of its Pro Rata Share of each US Revolving Credit Loan available to the Administrative Agent in US Dollars and in immediately available funds, to such bank and account, in Hackensack, New Jersey as the Administrative Agent may designate, not later than 1:00 P.M. (Cranford, New Jersey time) on the Borrowing Date. After the Administrative Agent's receipt of the proceeds of such US Revolving Credit Loans, the Administrative Agent shall make the proceeds of such US Revolving Credit Loan available to the US Borrowers in Hackensack, New Jersey on such Borrowing Date and shall disburse such funds in US Dollars and in immediately available funds to an account of the US Borrowers maintained with the Administrative Agent and thereafter to any substitute account, designated in writing by the US Borrowers in the Notice of Borrowing.

                  (b) In connection with US Revolving Credit Loans funded pursuant to the terms, conditions and provisions of SECTION 2.01(iii)(a) hereof, unless the Administrative Agent shall have been notified by any US Lender holding a US Revolving Credit Commitment prior to any Borrowing Date in respect of any Borrowing of US Revolving Credit Loans that such US Lender does not intend to make available to the Administrative Agent such US Lender's Pro Rata Share of the requested US Revolving Credit Loan on such Borrowing Date, the Administrative Agent may assume that such US Lender has made such amount available to the Administrative Agent on such Borrowing Date and the Administrative Agent in its sole discretion may, but shall not be obligated to, make available to the US Borrowers a corresponding amount on such Borrowing Date. If such corresponding amount is not in fact made available to the Administrative Agent by such US Lender on or prior to a Borrowing Date, such US Lender hereby agrees to pay (and, provided the Administrative Agent funds said amount, the US Borrowers hereby agree to repay the Administrative Agent in accordance with the terms of this Loan Agreement and the other Loan Documents) such corresponding amount together with interest thereon, for each day from the date such amount is made available to the US Borrowers until the date such amount is paid or repaid to the Administrative Agent, at (1) in the case of such non-performing US Lender, the Federal Funds Effective Rate and (2) in the case of the US Borrowers, the interest rate applicable at the time to a Borrowing of Base Rate Loans made on such Borrowing Date. If such non-performing US Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such US Lender's Pro Rata Share of the US Revolving Credit Loan and, if both such US Lender and the US Borrowers shall have paid and repaid, respectively, such corresponding amount, the Administrative Agent shall promptly return to the US Borrowers such corresponding amount in same day funds. Nothing in this SECTION 2.01(iii) shall be deemed to relieve any US Lender of its obligation hereunder to fund its Pro Rata Share of any US Revolving Credit Loan on any Borrowing Date.

            (iv) USE OF PROCEEDS OF US REVOLVING CREDIT LOANS AND USE OF US LETTERS OF CREDIT. The proceeds of the US Revolving Credit Loans shall be used by the US Borrowers for the purposes of financing (a) a portion of the US Borrowers' working capital requirements with a sublimit of up to US$500,000.00 to provide for the issuance of documentary and standby letters of credit, (b) a portion of the US Borrowers' requirements for capital expenditures in the ordinary course of their businesses and (c) the repurchase of outstanding shares of the common stock of Cantel Medical under and/or pursuant to any Stock Repurchase Program in an amount not to exceed US$1,000,000.00 in the aggregate at any time during the term of the US Revolving Credit Loan Facility, and for other lawful and permitted corporate purposes to the extent not otherwise prohibited hereunder. US Letters of Credit may be used in support of working capital in the ordinary course of business and for other lawful and permitted corporate purposes, to the extent not otherwise prohibited hereunder.

            (v) REDUCTION OF US REVOLVING CREDIT COMMITMENTS; US REVOLVING CREDIT TERMINATION DATE. (a) The US Borrowers shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or fee, the US Revolving Credit Commitments by an amount not to exceed the amount of (1) the aggregate US Revolving Credit Commitments in effect at such time MINUS (2) the aggregate principal amount of the US Revolving Credit Loans and US Letter of Credit Obligations then outstanding. The US Borrowers shall give not less than five (5) Business Days' prior express written notice to the Administrative Agent designating the date (which shall be a Business Day) of such termination or permanent reduction and the amount of any partial permanent reduction. Promptly after receipt of a notice of such termination or reduction, the Administrative Agent shall notify each US Lender holding a US Revolving Credit Commitment of the proposed termination or reduction. Such termination or partial reduction of the US Revolving Credit Commitments shall be effective on the date specified in the US Borrowers' notice and shall reduce the US Revolving Credit Commitment of each US Lender holding a US Revolving Credit Commitment proportionately in accordance with its Pro Rata Share of all of the US Revolving Credit Commitments (including each US Lender's corresponding Pro Rata Share of the US Letter of Credit Sublimit). Any such partial reduction of the US Revolving Credit Commitments shall be in an aggregate minimum amount of US$100,000.00 and integral multiples of US$50,000.00 in excess of that amount.

                  (b) Each US Lender's US Revolving Credit Commitment shall expire without further action on the part of the US Lenders, and all then outstanding US Revolving Credit Loans and US Reimbursement Obligations shall be due and payable in full on the US Revolving Credit Termination Date.

            (vi) ISSUANCE OF US LETTERS OF CREDIT. (a) Subject to the terms, conditions and provisions set forth in this Loan Agreement, Summit Bank, in its capacity as the Issuing Bank for US Letters of Credit, agrees to issue for the account of the US Borrowers one or more US Letters of Credit in an aggregate face amount at any one time outstanding (taken together with any and all US Reimbursement Obligations then outstanding) not to exceed the US Letter of Credit Sublimit, from time to time during the period commencing on the Closing Date and ending on a Business Day at least sixty (60) Business Days preceding the US Revolving Credit Termination Date. The US Letter of Credit Obligations shall constitute financial accommodations under the US Revolving Credit Loan Facility and shall reduce availability thereunder by the stated amount of such US Letter of Credit Obligations. Each US Letter of Credit (1) shall be denominated in US Dollars, (2) shall be in all instances either a standby letter of credit or a documentary/commercial letter of credit and (3) shall expire no later than thirty (30) days prior to the US Revolving Credit Termination Date; PROVIDED, HOWEVER, the Issuing Bank agrees to issue US Letters of Credit which expire later then the date which is thirty (30) days prior to the US Revolving Credit Termination Date; PROVIDED THAT (A) all US Lenders then holding a US Revolving Credit Commitment shall have given their prior express written consent to such issuance and (B) the US Borrowers shall have deposited in an interest-bearing cash collateral account opened by the US Collateral Agent as collateral security for such US Letters of Credit, Cash or Cash Equivalents in an amount equal to the face amount of such US Letters of Credit. Each US Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the Laws of the State of New Jersey.

                  (b) In addition to being subject to the satisfaction of the conditions precedent contained in SECTION 3.02 hereof, the obligation of the Issuing Bank to issue any US Letter of Credit is subject to the satisfaction in full of the following conditions:

                  (1) the US Borrowers shall have delivered to the Issuing Bank at such times and in such manner as the Issuing Bank may prescribe, a Letter of Credit Reimbursement Agreement and such other documents and materials as may be required pursuant to the terms thereof and the terms of the proposed US Letter of Credit shall be reasonably satisfactory to the Issuing Bank thereof;

                  (2) immediately after the issuance of such US Letter of Credit, the aggregate principal amount of US Letter of Credit Obligations then existing shall not exceed the US Letter of Credit Sublimit; and

                  (3) as of the date of issuance, no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing the US Letter of Credit and no Law applicable to the Issuing Bank and no request or directive (whether or not having the force of Law and whether or not the failure to comply therewith would be unlawful) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit or request that the Issuing Bank refrain from the issuance of letters of credit generally or the issuance of such US Letter of Credit.

                  (c) To open a US Letter of Credit, the US Borrowers shall give the Issuing Bank at least three (3) Business Days' prior written notice at the following address: Summit Bank, 750 Walnut Avenue, Cranford, New Jersey 07016 not later than 10:00 A.M. (Cranford, New Jersey time) on the requested issuance date thereof under this Loan Agreement. Such notice shall be irrevocable and shall specify (A) the stated amount of the US Letter of Credit requested, (B) the effective date (which day shall be a Business Day) of issuance of such requested US Letter of Credit, (C) the date on which such requested US Letter of Credit is to expire (which date shall be a Business Day), (D) the Person for whose benefit the requested US Letter of Credit is to be issued, (E) the stated amount of then outstanding US Letter of Credit Obligations and (F) the principal amount of then outstanding US Revolving Credit Loans. A copy of such notice shall be delivered by facsimile to the Administrative Agent contemporaneously therewith at the Administrative Agent's Hackensack, New Jersey address.

                  (d) Notwithstanding any provisions to the contrary in any Letter of Credit Reimbursement Agreement:

                  (1) the US Borrowers shall unconditionally reimburse the Issuing Bank for drawings under such US Letter of Credit no later than the time specified in such Letter of Credit Reimbursement Agreement, irrespective of any claim, set-off, defense or other right which the US Borrowers may have at any time against any Agent, the Issuing Bank and/or any of the US Lenders, except with respect to such Agent's, the Issuing Bank's and/or any US Lender's gross negligence or willful misconduct; and

                  (2) in connection with a US Letter of Credit issued by the Issuing Bank, to the extent any US Reimbursement Obligation is not paid when due, such US Reimbursement Obligation shall be automatically converted to a US Revolving Credit Loan, in the form of a Base Rate Loan, payable to the Issuing Bank in its capacity as a US Lender holding a US Revolving Credit Commitment, in the amount of such US Reimbursement Obligation and made in accordance with the terms, conditions and provisions of SECTION 2.01(i) of this Loan Agreement; and

                  (3) any US Reimbursement Obligation with respect to any US Letter of Credit which is converted to a US Revolving Credit Loan under CLAUSE (2) above shall bear interest from the date of the relevant drawing under the pertinent US Letter of Credit at the Default Rate applicable to Base Rate Loans described in SECTION 2.05(i)(a) hereof, until repaid in full; and

                  (4) With respect to all US Letters of Credit which, on or before the US Revolving Credit Termination Date, have not been presented for honor, notwithstanding the occurrence of the US Revolving Credit Termination Date and the satisfaction of all other Obligations under the Loan Documents, the US Borrowers' Obligations under the Loan Documents shall continue after the US Revolving Credit Termination Date and the Liens granted under and pursuant to the Loan Documents shall continue to secure such US Letter of Credit Obligations until all amounts paid or to be paid by the Issuing Bank under such US Letters of Credit have been reimbursed and all such original US Letters of Credit have been returned to the Issuing Bank for cancellation; PROVIDED, HOWEVER, that the US Collateral Agent may release the Liens under the Loan Documents (but not the other Obligations thereunder) upon (A) the deposit by the US Borrowers in an interest-bearing cash collateral account opened by the US Collateral Agent of an amount in Cash or Cash Equivalents equal to the aggregate amount of the US Letter of Credit Obligations to collateralize the US Reimbursement Obligations with respect to such US Letters of Credit or (B) an indemnification agreement from a financial institution or "back-up" letters of credit issued by a financial institution in favor of the Issuing Bank all in form and substance reasonably satisfactory to the US Collateral Agent. Notwithstanding, the payment of all other Obligations under the Loan Documents, the US Reimbursement Obligations associated with such US Letters of Credit shall accrue interest in accordance with SECTION 2.01(vi)(d)(3) above until such US Reimbursement Obligations have been satisfied in full; and

                  (5) With respect to any US Reimbursement Obligation, such US Reimbursement Obligation shall: (A) be payable by the US Borrowers upon demand, (B) be deemed to be a US Revolving Credit Loan as described in
      SECTION 2.01(vi)(d)(2) above, (C) bear interest from the date of payment by the Issuing Bank at the interest rate applicable to Base Rate Loans described in SECTION 2.05(i)(a) below, until repaid in full and (D) be subject to immediate reimbursement by the US Lenders to the Issuing Bank, in an amount equal to each US Lender's Pro Rata Credit Share of the US Revolving Credit Commitments.

                  (e) No action taken or omitted to be taken by the Issuing Bank under or in connection with any US Letter of Credit (except in connection with its gross negligence or willful misconduct) shall put the Issuing Bank under any resulting liability to the US Borrowers and/or any US Lender or, subject to SUBPARAGRAPH (B) above, relieve any US Lender of its obligations hereunder to reimburse the Issuing Bank. In the event this Loan Agreement and any Letter of Credit Reimbursement Agreement are inconsistent, the terms of this Loan Agreement shall prevail. In determining whether to pay under any US Letter of Credit, the Issuing Bank shall have no obligation to the other US Lenders other than to confirm that any documents required to be delivered under such US Letter of Credit appear to have been delivered and that they appear on their face to comply with the requirements of such US Letter of Credit.

                  (f) (1) Immediately upon issuance by the Issuing Bank of any US Letter of Credit for the account of the US Borrowers in accordance with the procedures set forth in this SECTION 2.01(vi), each US Lender holding a US Revolving Credit Commitment shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank WITHOUT RECOURSE TO OR WARRANTY from the Issuing Bank an undivided interest in such US Letter of Credit in the amount of such US Lender's Pro Rata Share of the US Revolving Credit Commitments (including, without limitation, all obligations of the US Borrowers with respect thereto other than amounts owing to the Issuing Bank under SECTION 2.05(ii) hereof) and any security therefor or guaranty pertaining thereto.

                  (2) If the Issuing Bank makes any payment under any US Letter of Credit (whether prior or subsequent to the US Revolving Credit Termination Date) and the US Borrowers do not repay such amount to the Issuing Bank pursuant to SECTION 2.01(vi)(d)(1) above or effect a Borrowing as provided for in SECTION 2.01(vi)(d)(2) above, the Administrative Agent shall promptly notify the US Lenders holding US Revolving Credit Commitments of such failure, and each such other US Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such US Lender's Pro Rata Share of such payment, in US Dollars and in immediately available funds, and the Administrative Agent shall promptly pay such amount, and any other amounts received by the Administrative Agent for the Issuing Bank's account pursuant to this SECTION 2.01(vi)(f), to the Issuing Bank. If the

      Administrative Agent so notifies a US Lender prior to 10:00 A.M. (Cranford, New Jersey time) on any Business Day, such US Lender shall make available to the Administrative Agent for the account of the Issuing Bank, its Pro Rata Share of the amount of such payment on such Business Day in US Dollars and in immediately available funds in Cranford, New Jersey. If and to the extent such US Lender shall not have so made its Pro Rata Share of the amount of such payment available to the Administrative Agent for the account of the Issuing Bank, such US Lender hereby agrees to pay to the Administrative Agent for the account of the Issuing Bank forthwith on demand such amount together with interest thereon, for each day from the date such payment was first due until the date such amount is paid to the Administrative Agent for the account of the Issuing Bank, at the Federal Funds Effective Rate for three (3) Business Days and thereafter at the Base Rate. The failure of any US Lender to make available to the Administrative Agent for the account of the Issuing Bank its Pro Rata Share of any such payment shall not relieve any other US Lender of its obligation hereunder to make available to the Administrative Agent for the account of the Issuing Bank its Pro Rata Share of any payment on the date such payment is to be made.

                  (3) Whenever the Issuing Bank receives a payment on account of a US Reimbursement Obligation, including any interest thereon, as to which the Administrative Agent has previously received payments from the US Lenders holding US Revolving Credit Commitments for the account of the Issuing Bank pursuant to this SECTION 2.01(vi)(f), it shall promptly pay to the Administrative Agent, and the Administrative Agent shall promptly pay to each US Lender which has funded its participating interest therein, in Hackensack, New Jersey, in US Dollars and in the kind of funds so received, an amount equal to such US Lender's Pro Rata Share thereof. Each such payment shall be made by the Issuing Bank or the Administrative Agent, as the case may be, on the Business Day on which such Person receives the funds paid to such Person pursuant to the preceding sentence, if received prior to 10:00 A.M. (Cranford, New Jersey time) on such Business Day, and otherwise on the next succeeding Business Day.

                  (4) The obligations of any US Lender holding a US Revolving Credit Commitment to make payments to the Administrative Agent for the account of the Issuing Bank with respect to a US Letter of Credit issued on behalf of the US Borrowers by such Issuing Bank shall be irrevocable, shall not be subject to any qualification or exception whatsoever and shall be honored in accordance with the terms and conditions of this Loan Agreement under all circumstances (subject to the terms, conditions and provisions of SECTION 2.01(vi)(b) above) including, without limitation any of the following circumstances (except in connection with the gross negligence or willful misconduct of the Issuing Bank):

                        (A) any lack of validity or enforceability of this Loan Agreement or any of the other Loan Documents;

                        (B) the existence of any claim, set-off, defense or other right which the US Borrowers may have at any time against a beneficiary named in a US Letter of Credit or any transferee of any US Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Bank, any US Lender or any other Person, whether in connection with this Loan Agreement, any US Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the US Borrowers and the beneficiary named in any US Letter of Credit);

                        (C) any draft, certificate of any other document presented under any US Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                        (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                        (E) any failure by the Administrative Agent or the Issuing Bank to make any reports required pursuant to SECTION 2.09(v) below; or

                        (F) the occurrence of any Event of Default or Potential Event of Default.

                  (g) (1) The US Borrowers hereby unconditionally agree to pay to the Issuing Bank the amount of all US Reimbursement Obligations, interest and other amounts payable to the Issuing Bank under or in connection with any US Letter of Credit issued on behalf of one or more of the US Borrowers immediately when due, irrespective of any claim, set-off, defense or other right which the US Borrowers may have at any time against the Issuing Bank or any other Person.

                  (2) In the event any payment by the US Borrowers received by the Issuing Bank with respect to such US Letter of Credit and distributed by the Administrative Agent to the US Lenders holding a US Revolving Credit Commitment on account of their participations is thereafter set aside, avoided or recovered from the Issuing Bank in connection with any receivership, liquidation or bankruptcy proceeding or otherwise, each US Lender which received such distribution shall, upon demand by the Issuing Bank, contribute such US Lender's Pro Rata Share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Issuing Bank upon the amount required to be repaid by it.

            (vii) ISSUING BANK, ADMINISTRATIVE AGENT AND US LENDERS NOT LIABLE.
(a) In addition to amounts payable as elsewhere provided in SECTION 2.01(vi) above, the US Borrowers hereby agree on a JOINT AND SEVERAL BASIS to protect, indemnify, pay and save the Administrative Agent, the Issuing Bank and each US Lender harmless from and against any and all Liabilities and Costs which the Administrative Agent or the Issuing Bank or any US Lender may incur or be subject to as a consequence, direct or indirect, of (1) the issuance of a US Letter of Credit for the account of the US Borrowers other than, in the case of the Issuing Bank, as a result of its gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction or (2) the failure of the Issuing Bank to honor a drawing under such US Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future DE JURE or DE FACTO Governmental Authority (all such acts or omissions hereinafter referred to as the "Governmental Acts").

                  (b) As between the US Borrowers and their Subsidiaries, the US Lenders, the Administrative Agent and the Issuing Bank, subject to the second to the last sentence of this SECTION 2.01(vii)(b), the US Borrowers assume all risks of the acts and omissions of, or misuse of any US Letter of Credit by the beneficiary of such US Letter of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the applicable Letter of Credit Reimbursement Agreements, the Administrative Agent, the Issuing Bank and the US Lenders shall not be responsible: (1) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by the US Borrowers or the beneficiary in connection with the application for and issuance of the US Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (2) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a US Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (3) for failure of the beneficiary of a US Letter of Credit to comply duly with conditions required in order to draw upon such US Letter of Credit; (4) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or other similar form of teletransmission or otherwise, whether or not they be in cipher; (5) for errors in interpretation of technical terms; (6) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any US Letter of Credit or of the proceeds thereof; (7) for the misapplication by the beneficiary of a US Letter of Credit of the proceeds of any drawing under such US Letter of Credit; and (8) for any consequences arising from causes beyond the control of the Administrative Agent, the Issuing Bank and the US Lenders including, without limitation, any Governmental Acts. None of the above shall affect, impair, or prevent the vesting of any of the rights or powers of the Issuing Bank under this SUBPARAGRAPH (b); PROVIDED, HOWEVER, the US Borrowers may have a Claim against the Administrative Agent, the Issuing Bank and/or the US Lenders, to the extent of any direct, but not consequential, damages suffered by the US Borrowers that were caused by such Person's willful misconduct or gross negligence. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                  (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Bank under or in connection with US Letters of Credit issued on behalf of the US Borrowers or any related certificates, if taken or omitted in good faith, shall not, in the absence of an express violation of the standards set forth in the Uniform Customs and subsequent revisions thereof, put the Issuing Bank, the Administrative Agent or any US Lender under any resulting liability to the US Borrowers or relieve the US Borrowers of any of their obligations hereunder to any such Person.

      SECTION 2.02 CANADIAN REVOLVING CREDIT LOAN FACILITY.

            (i) AVAILABILITY. (a) Subject to the terms and conditions set forth in this Loan Agreement, and provided no Event of Default or Potential Event of Default shall have occurred and be continuing, each Canadian Lender hereby SEVERALLY (AND NOT JOINTLY OR JOINTLY AND SEVERALLY) agrees to make available to and for the benefit of the Canadian Borrower from time to time during the period from the Closing Date to the Business Day next preceding the Canadian Revolving Credit Termination Date, revolving credit loans (hereinafter each individually referred to as a "Canadian Revolving Credit Loan" and collectively referred to as the "Canadian Revolving Credit Loans"), in a principal amount which shall not exceed, in the aggregate at any time outstanding, such Canadian Lender's Canadian Revolving Credit Commitment in effect at such time; PROVIDED, HOWEVER, that (1) at no time shall the Dollar Equivalent of the aggregate principal amount of all Canadian Revolving Credit Loans outstanding at any time exceed the Maximum Amount of Canadian Revolving Credit Loans at such time, (2) at no time shall the aggregate Dollar Equivalent of the outstanding principal amount of Canadian Letter of Credit Obligations ever exceed the Canadian Letter of Credit Sublimit at such time and (3) Canadian Revolving Credit Loans shall be (A) made solely to the Canadian Borrowers, (B) made only by the Canadian Lenders and (C) denominated in either US Dollars or Canadian Dollars, at the option of the Canadian Borrower, except for Canadian Bankers Acceptances which shall only be denominated in Canadian Dollars. The Canadian Revolving Credit Loans may be either Canadian Bankers Acceptances, Eurodollar Rate Loans or Base Rate Loans. The Canadian Revolving Credit Loans (except for Canadian Bankers Acceptances) shall be evidenced by the Canadian Revolving Credit Loan Notes. Each Canadian Lender is hereby authorized to record the date and amount of each Canadian Revolving Credit Loan made by said Canadian Lender and the date and amount of each payment or prepayment of principal thereof either (1) on the SCHEDULE "1" annexed to and constituting a part of said Canadian Lender's Canadian Revolving Credit Loan Note or (2) by entering such information into said Canadian Lender's automated loan tracking system, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; PROVIDED, HOWEVER, the failure to make such notation(s) with respect to any Borrowing shall not limit or otherwise affect the obligation of the Canadian Borrower to the Canadian Lenders under this Loan Agreement or the Canadian Revolving Credit Loan Notes. If the outstanding amount of the Canadian Revolving Credit Loans (including the aggregate undiscounted face amount of Canadian Bankers Acceptances) shall exceed the Maximum Amount of Canadian Revolving Credit Loans at any time, such excess shall be (1) immediately payable by the Canadian Borrower to the Canadian Lenders, (2) secured by the Collateral and (3) subject to the terms, conditions and provisions of this Loan Agreement and the other Loan Documents.

                  (b) Each Canadian Revolving Credit Loan under this Loan Agreement shall be made available by the Canadian Lenders simultaneously and proportionately to their respective Canadian Revolving Credit Commitments. It shall be understood that no Canadian Lender shall be responsible for any failure by any other Canadian Lender to perform its obligation to make available a Canadian Revolving Credit Loan hereunder and that the Canadian Revolving Credit Commitment of any Canadian Lender shall not be increased or decreased as a result of the failure by any other Canadian Lender to perform its obligation to make a Canadian Revolving Credit Loan.

                  (c) Canadian Revolving Credit Loans (EXCEPT for Canadian Bankers Acceptances) may be voluntarily prepaid pursuant to the terms, conditions and provisions of SECTION 2.08(i) of this Loan Agreement and, subject to the terms, conditions and provisions of this Loan Agreement, any amounts so prepaid may be reborrowed, up to the amount available under this SECTION 2.02(i) at the time of such Borrowing, until the Business Day next preceding the Canadian Revolving Credit Termination Date. Each Canadian Lender's Canadian Revolving Credit Commitment shall expire automatically and each Canadian Revolving Credit Loan then outstanding shall be repaid by the Canadian Borrower no later than the Canadian Revolving Credit Termination Date. The final payment of all principal, unpaid accrued interest, fees and expenses, if any, owing to the Canadian Lenders on the Canadian Revolving Credit Loan Facility shall be due and payable on the Canadian Revolving Credit Termination Date.

            (ii) NOTICE OF BORROWING. Whenever the Canadian Borrower desires to borrow under this SECTION 2.02, the Canadian Borrower shall deliver to the Canadian Collateral Agent a Notice of Borrowing no later than 10:00 A.M. (Toronto, Ontario time) (a) at least one (1) Business Day in advance of the proposed Borrowing Date, in the case of a Borrowing as a Base Rate Loan, (b) at least two (2) Business Days in advance of the proposed Borrowing Date in the case of a Borrowing as a Canadian Bankers Acceptance and (c) at least three (3) Business Days in advance of the proposed Borrowing Date in the case of a Borrowing as a Eurodollar Rate Loan. The Notice of Borrowing shall specify (1) the Borrowing Date (which shall be a Business Day) in respect of the Canadian Revolving Credit Loan, (2) the amount of the proposed Borrowing which shall not be less than US$100,000.00 or the Canadian Dollar Equivalent (except in those situations where a Canadian Reimbursement Obligation becomes a Canadian Revolving Credit Loan under SECTION 2.02(vi)(d)(2) hereof), (3) the applicable interest rate option as described in SECTION 2.05(i) of this Loan Agreement, (4) in the case of a Borrowing as a Canadian Bankers Acceptance, the term for such Canadian Bankers Acceptance, (5) in the case of a Borrowing as a Eurodollar Rate Loan, the Eurodollar Interest Period applicable thereto and (6) whether the proceeds of such Canadian Revolving Credit Loan shall be made available in US Dollars or Canadian Dollars. In lieu of delivering the above-described Notice of Borrowing, the Canadian Borrower may give the Canadian Collateral Agent telephonic notice of any proposed Borrowing by the time required under this
SECTION 2.02(ii); PROVIDED, HOWEVER, that such notice shall be confirmed in writing by delivery to the Canadian Collateral Agent promptly (but in no event later than the Borrowing Date of the requested Canadian Revolving Credit Loan) of a Notice of Borrowing. Any Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to this SECTION 2.02(ii) shall be irrevocable.

            (iii) MAKING OF CANADIAN REVOLVING CREDIT LOANS (OTHER THAN CANADIAN BANKERS ACCEPTANCES). (a) Promptly after receipt of a Notice of Borrowing under
SECTION 2.02(ii) above (or telephonic notice in lieu thereof), the Canadian Collateral Agent shall notify the Canadian Lenders by telex or telecopy or other similar form of teletransmission, of the proposed Borrowing. Each such Canadian Lender shall make the amount of its Pro Rata Share of each Canadian Revolving Credit Loan available in Canadian Dollars or US Dollars, as selected by the Canadian Borrower in the applicable Notice of Borrowing, and in immediately available funds to such bank and account in Toronto, Ontario as the Canadian Collateral Agent may designate, not later than 1:00 P.M. (Toronto, Ontario time) on the Borrowing Date. After such bank's receipt of the proceeds of such Canadian Revolving Credit Loans, the Canadian Collateral Agent shall then cause such proceeds of such Canadian Revolving Credit Loan to be made available to the Canadian Borrower in Toronto, Ontario on such Borrowing Date and shall cause such proceeds to be disbursed in Canadian Dollars or US Dollars, as selected by the Canadian Borrower in the applicable Notice of Borrowing, and in immediately available funds to any account of the Canadian Borrower designated in writing by the Canadian Borrower in the Notice of Borrowing.

                  (b) In connection with Canadian Revolving Credit Loans funded pursuant to the terms, conditions and provisions of SECTION 2.02(iii)(a) hereof, unless the Canadian Collateral Agent shall have been notified by any Canadian Lender prior to any Borrowing Date in respect of any Borrowing of Canadian Revolving Credit Loans that such Canadian Lender does not intend to make available to the Canadian Collateral Agent such Canadian Lender's Pro Rata Share of the requested Canadian Revolving Credit Loan on such Borrowing Date, the Canadian Collateral Agent may assume that such Canadian Lender has made such amount available to the bank designated by the Canadian Collateral Agent, as contemplated by SECTION 2.02(iii)(a) above, on such Borrowing Date and the Canadian Collateral Agent in its sole discretion may, but shall not be obligated to, make available to the Canadian Borrower a corresponding amount on such Borrowing Date. If such corresponding amount is not in fact made available to the Canadian Collateral Agent by such Canadian Lender on or prior to a Borrowing Date, such Canadian Lender hereby agrees to pay (and, provided the Canadian Collateral Agent funds said amount, the Canadian Borrower hereby agrees to repay the Canadian Collateral Agent in accordance with the terms of this Loan Agreement and the other Loan Documents) such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Canadian Borrower until the date such amount is paid or repaid to the Canadian Collateral Agent, at (1) in the case of such non-performing Canadian Lender, at the rate which the Canadian Collateral Agent would be required to pay to borrow funds on an overnight basis and (2) in the case of the Canadian Borrower, the interest rate applicable at the time to a Borrowing of Base Rate Loans made on such Borrowing Date. If such non-performing Canadian Lender shall pay to the Canadian Collateral Agent such corresponding amount, such amount so paid shall constitute such Canadian Lender's Pro Rata Share of the Canadian Revolving Credit Loan and, if both such Canadian Lender and the Canadian Borrower shall have paid and repaid, respectively, such corresponding amount, the Canadian Collateral Agent shall promptly advance to the Canadian Borrower such corresponding amount in same day funds (with the intent that the Canadian Borrower shall, in effect, receive the advance funded by such Canadian Lender and the Canadian Collateral Agent shall have been reimbursed for its interim funding, if any). Nothing in this SECTION 2.02(iii) shall be deemed to relieve any Canadian Lender of its obligation hereunder to fund its Pro Rata Share of any Canadian Revolving Credit Loan on any Borrowing Date.

            (iv) USE OF PROCEEDS OF CANADIAN REVOLVING CREDIT LOANS AND USE OF CANADIAN LETTERS OF CREDIT. The proceeds of the Canadian Revolving Credit Loans shall be used by the Canadian Borrower for the purposes of financing (a) a portion of the Canadian Borrower's working capital requirements with a sublimit of up to One Million and 00/100 (US$1,000,000.00) Dollars to provide for the issuance of documentary and standby letters of credit and (b) a portion of the Canadian Borrower's requirements for capital expenditures in the ordinary course of its business and for other lawful and permitted corporate purposes to the extent not otherwise prohibited hereunder. Canadian Letters of Credit may be used in support of working capital in the ordinary course of business and for other lawful and permitted corporate purposes to the extent not otherwise prohibited hereunder.

            (v) REDUCTION OF CANADIAN REVOLVING CREDIT COMMITMENTS; CANADIAN REVOLVING CREDIT TERMINATION DATE. (a) The Canadian Borrower shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or fee, the Canadian Revolving Credit Commitments by an amount not to exceed the amount of (1) the aggregate Canadian Revolving Credit Commitments in effect at such time MINUS (2) the aggregate principal amount of the Canadian Revolving Credit Loans and the Canadian Letter of Credit Obligations then outstanding. The Canadian Borrower shall give not less than five (5) Business Days' prior express written notice to the Canadian Collateral Agent designating the date (which shall be a Business Day) of such termination or permanent reduction and the amount of any partial permanent reduction. Promptly after receipt of a notice of such termination or reduction, the Canadian Collateral Agent shall notify each Canadian Lender of the proposed termination or reduction. Such termination or partial reduction of the Canadian Revolving Credit Commitments shall be effective on the date specified in the Canadian Borrower's notice and shall reduce the Canadian Revolving Credit Commitment of each Canadian Lender proportionately in accordance with its Pro Rata Share of all of the Canadian Revolving Credit Commitments (including each Canadian Lender's corresponding Pro Rata Share of the Canadian Letter of Credit Sublimit). Any such partial reduction of the Canadian Revolving Credit Commitments shall be in an aggregate minimum amount of US$100,000.00 and integral multiples of US$50,000.00 in excess of that amount.

                  (b) Each Canadian Lender's Canadian Revolving Credit Commitment shall expire without further action on the part of the Canadian Lenders, and all then outstanding Canadian Revolving Credit Loans and Canadian Reimbursement Obligations shall be due and payable in full on the Canadian Revolving Credit Termination Date.

            (vi) ISSUANCE OF CANADIAN LETTERS OF CREDIT. (a) Subject to the terms, conditions and provisions set forth in this Loan Agreement, Mellon Canada, in its capacity as the Issuing Bank for Canadian Letters of Credit, agrees to issue for the account of the Canadian Borrower one or more Canadian Letters of Credit in an aggregate face amount at any one time outstanding (taken together with any and all Canadian Reimbursement Obligations then outstanding) not to exceed the Canadian Letter of Credit Sublimit, from time to time during the period commencing on the Closing Date and ending on a Business Day at least sixty (60) Business Days preceding the Canadian Revolving Credit Termination Date. The Canadian Letter of Credit Obligations shall constitute financial accommodations under the Canadian Revolving Credit Loan Facility and shall reduce availability thereunder by the stated amount of such Canadian Letter of Credit Obligations. Each Canadian Letter of Credit (1) shall be denominated in Canadian Dollars or US Dollars, as requested in writing by the Canadian Borrower, (2) shall be in all instances either a standby letter of credit or a documentary/commercial letter of credit and (3) shall expire no later than the date which is thirty (30) days prior to the Canadian Revolving Credit Termination Date; PROVIDED, HOWEVER, the Issuing Bank agrees to issue Canadian Letters of Credit which expire later than the date which is thirty (30) days prior to the Canadian Revolving Credit Termination Date; PROVIDED THAT (A) all Canadian Lenders shall have given their prior express written consent to such issuance and (B) the Canadian Borrower shall have deposited in an interest-bearing cash collateral account opened by the Canadian Collateral Agent as collateral security for such Canadian Letters of Credit, Cash or Cash Equivalents in an amount equal to the face amount of such Canadian Letters of Credit. Each Canadian Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the Laws of the Province of Ontario, Canada.

                  (b) In addition to being subject to the satisfaction of the conditions precedent contained in SECTION 3.02 hereof, the obligation of the Issuing Bank to issue any Canadian Letter of Credit is subject to the satisfaction in full of the following conditions:

                  (1) the Canadian Borrower shall have delivered to the Issuing Bank at such times and in such manner as the Issuing Bank may prescribe, a Letter of Credit Reimbursement Agreement and such other documents and materials as may be required pursuant to the terms thereof and the terms of the proposed Canadian Letter of Credit shall be reasonably satisfactory to the Issuing Bank thereof;

                  (2) immediately after the issuance of such Canadian Letter of Credit, the aggregate principal amount of Canadian Letter of Credit Obligations then existing shall not exceed the Canadian Letter of Credit Sublimit; and

                  (3) as of the date of issuance, no order, judgment or decree of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain the Issuing Bank from issuing the Canadian Letter of Credit and no Law applicable to the Issuing Bank and no request or directive (whether or not having the force of Law and whether or not the failure to comply therewith would be unlawful) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit or request that the Issuing Bank refrain from the issuance of letters of credit generally or the issuance of such Canadian Letter of Credit.

                  (c) To open a Canadian Letter of Credit, the Canadian Borrower shall give the Issuing Bank at least three (3) Business Days' prior written notice at the following address: Mellon Bank, N.A., Canada Branch, Royal Trust Tower, 32nd Floor, Toronto Dominion Center, Toronto, Ontario, M5K 1K2 not later than 10:00 A.M. (Toronto, Ontario time) on the requested issuance date thereof under this Loan Agreement. Such notice shall be irrevocable and shall specify
(A) the stated amount of the Canadian Letter of Credit requested, (B) the effective date (which day shall be a Business Day) of issuance of such requested Canadian Letter of Credit, (C) the date on which such requested Canadian Letter of Credit is to expire (which date shall be a Business Day and otherwise in accordance with the terms of this Loan Agreement), (D) the Person for whose benefit the requested Canadian Letter of Credit is to be issued, (E) the stated amount of then outstanding Canadian Letter of Credit Obligations, (F) the principal amount of then outstanding Canadian Revolving Credit Loans and (G) the requested currency, whether Canadian Dollars or US Dollars. A copy of such notice shall be delivered by facsimile to the Administrative Agent contemporaneously therewith at the Administrative Agent's Hackensack, New Jersey address.

                  (d) Notwithstanding any provisions to the contrary in any Letter of Credit Reimbursement Agreement:

                  (1) the Canadian Borrower shall unconditionally reimburse the Issuing Bank for drawings under such Canadian Letter of Credit no later than the time specified in such Letter of Credit Reimbursement Agreement, irrespective of any claim, set-off, defense or other right which the Canadian Borrower may have at any time against any Agent, the Issuing Bank and/or any of the Canadian Lenders, except with respect to such Agent's, the Issuing Bank's and/or any Canadian Lender's gross negligence or willful misconduct; and

                  (2) in connection with a Canadian Letter of Credit issued by the Issuing Bank, to the extent any Canadian Reimbursement Obligation is not paid when due, such Canadian Reimbursement Obligation shall be automatically converted to a Canadian Revolving Credit Loan, in the form of a Base Rate Loan, payable to the Issuing Bank in its capacity as a Canadian Lender, in the amount of such Canadian Reimbursement Obligation and made in accordance with terms, conditions and provisions of SECTION 2.02(i) of this Loan Agreement; and

                  (3) any Canadian Reimbursement Obligation with respect to any Canadian Letter of Credit which is converted to a Canadian Revolving Credit Loan under CLAUSE (2) above shall bear interest from the date of the relevant drawing under the pertinent Canadian Letter of Credit at the Default Rate applicable to Base Rate Loans described in SECTION 2.05(i)(a) hereof, until repaid in full; and

                  (4) With respect to all Canadian Letters of Credit which, on or before the Canadian Revolving Credit Termination Date, have not been presented for honor, notwithstanding the occurrence of the Canadian Revolving Credit Termination Date and the satisfaction of all other Obligations under the Loan Documents, the Canadian Borrower's Obligations under the Loan Documents shall continue after the Canadian Revolving Credit Termination Date and the Liens granted under and pursuant to the Loan Documents shall continue to secure such Canadian Letter of Credit Obligations until all amounts paid or to be paid by the Issuing Bank under such Canadian Letters of Credit have been reimbursed and until all such original Canadian Letters of Credit have been returned to the Issuing Bank for cancellation; PROVIDED, HOWEVER, that the Canadian Collateral Agent may release the Liens under the Loan Documents (but not the other Obligations thereunder) upon (A) the deposit by the Canadian Borrower in an interest-bearing cash collateral account opened by the Canadian Collateral Agent, for the benefit of the Canadian Lenders, of an amount in Cash or Cash Equivalents equal to the aggregate amount of the Canadian Letter of Credit Obligations to collateralize the Canadian Reimbursement Obligations with respect to such Canadian Letters of Credit or (B) an indemnification agreement from a financial institution or "back-up" letters of credit issued by a financial institution in favor of the Issuing Bank all in form and substance reasonably satisfactory to the Canadian Collateral Agent. Notwithstanding, the payment of all other Obligations under the Loan Documents, the Canadian Reimbursement Obligations associated with such Canadian Letters of Credit shall accrue interest in accordance with SECTION 2.02(vi)(d)(3) above until such Canadian Reimbursement Obligations have been satisfied in full; and

                  (5) With respect to any Canadian Reimbursement Obligation, such Canadian Reimbursement Obligation shall: (A) be payable by the Canadian Borrower upon demand, (B) be deemed to be a Canadian Revolving Credit Loan as described in SECTION 2.02(vi)(d)(2) above, (C) bear interest from the date of payment by the Issuing Bank at the interest rate applicable to Base Rate Loans described in SECTION 2.05(i)(a) below, until repaid in full and (D) be subject to immediate reimbursement by the Canadian Lenders to the Issuing Bank, in an amount equal to each Canadian Lender's Pro Rata Credit Share of the Canadian Revolving Credit Commitments.

                  (e) No action taken or omitted to be taken by the Issuing Bank under or in connection with any Canadian Letter of Credit (except in connection with its gross negligence or willful misconduct) shall put the Issuing Bank under any resulting liability to the Canadian Borrower and/or any Canadian Lender or, subject to SUBPARAGRAPH (b) above, relieve any Canadian Lender of its obligations hereunder to reimburse the Issuing Bank. In the event this Loan Agreement and any Letter of Credit Reimbursement Agreement are inconsistent, the terms of this Loan Agreement shall prevail. In determining whether to pay under any Canadian

Letter of Credit, the Issuing Bank shall have no obligation to the other Canadian Lenders other than to confirm that any documents required to be delivered under such Canadian Letter of Credit appear to have been delivered and that they appear on their face to comply with the requirements of such Canadian Letter of Credit.

                  (f) (1) Immediately upon issuance by the Issuing Bank of any Canadian Letter of Credit for the account of the Borrowers in accordance with the procedures set forth in this SECTION 2.02(vi), each Canadian Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank WITHOUT RECOURSE TO OR WARRANTY from the Issuing Bank an undivided interest in such Canadian Letter of Credit in the amount of such Canadian Lender's Pro Rata Share (including, without limitation, all obligations of the Canadian Borrower with respect thereto other than amounts owing to the Issuing Bank under SECTION 2.05(ii) hereof) and any security therefor or guaranty pertaining thereto.

                  (2) If the Issuing Bank makes any payment under any Canadian Letter of Credit (whether prior or subsequent to the Canadian Revolving Credit Termination Date) and the Canadian Borrower does not repay such amount to the Issuing Bank pursuant to SECTION 2.02(vi)(d)(1) above or effect a Borrowing as provided for in SECTION 2.02(vi)(d)(2) above, the Issuing Bank shall promptly notify the Canadian Collateral Agent and the Canadian Lenders of such failure, and each Canadian Lender shall promptly and unconditionally pay to the Canadian Collateral Agent for the account of the Issuing Bank the amount of such Canadian Lender's Pro Rata Share of such payment, in Canadian Dollars or US Dollars, as appropriate, and in immediately available funds, and the Canadian Collateral Agent shall promptly pay such amount, and any other amounts received by the Canadian Collateral Agent for the Issuing Bank's account pursuant to this SECTION 2.02(vi)(f), to the Issuing Bank. If the Canadian Collateral Agent so notifies a Canadian Lender prior to 10:00 a.m. (Toronto, Ontario time) on any Business Day, such Canadian Lender shall make available to the Canadian Collateral Agent for the account of the Issuing Bank, its Pro Rata Share of the amount of such payment on such Business Day in Canadian Dollars or US Dollars, as appropriate, and in immediately available funds in Toronto, Ontario. If and to the extent such Canadian Lender shall not have so made its Pro Rata Share of the amount of such payment available to the Canadian Collateral Agent for the account of the Issuing Bank, such Canadian Lender hereby agrees to pay to the Canadian Collateral Agent for the account of the Issuing Bank forthwith on demand such amount together with interest thereon, for each day from the date such payment was first due until the date such amount is paid to the Canadian Collateral Agent for the account of the Issuing Bank, at the rate which the Canadian Collateral Agent would be required to pay to borrow funds on an overnight basis for three (3) Business Days and thereafter at the Base Rate. The failure of any Canadian Lender to make available to the Canadian Collateral Agent for the account of the Issuing Bank its Pro Rata Share of any such payment shall not relieve any other Canadian Lender of its obligation hereunder to make available to the Canadian Collateral Agent for the account of the Issuing Bank its Pro

      Rata Share of any payment on the date such payment is to be made.

                  (3) Whenever the Issuing Bank receives a payment on account of a Canadian Reimbursement Obligation, including any interest thereon, as to which the Canadian Collateral Agent has previously received payments from the Canadian Lenders for the account of the Issuing Bank pursuant to this
      SECTION 2.02(vi)(f) and the Canadian Collateral Agent has already forwarded such payment to the Issuing Bank (so that such first mentioned payment is duplicative), it shall promptly pay to the Canadian Collateral Agent, and the Canadian Collateral Agent shall promptly pay to each Canadian Lender which has funded its participating interest therein, in Toronto, Ontario, in Canadian Dollars or US Dollars, as appropriate, and in the kind of funds so received, an amount equal to such Canadian Lender's Pro Rata Share thereof. Each such payment shall be made by the Issuing Bank or the Canadian Collateral Agent, as the case may be, on the Business Day on which such Person receives the funds paid to such Person pursuant to the preceding sentence, if received prior to 10:00 a.m. (Toronto, Ontario time) on such Business Day, and otherwise on the next succeeding Business Day.

                  (4) The obligations of any Canadian Lender to make payments to the Canadian Collateral Agent for the account of the Issuing Bank with respect to a Canadian Letter of Credit issued on behalf of the Canadian Borrower by such Issuing Bank (and the reimbursement obligations of the Canadian Borrower in the Letter of Credit Reimbursement Agreement) shall be irrevocable, shall not be subject to any qualification or exception whatsoever and shall be honored in accordance with the terms and conditions of this Loan Agreement under all circumstances (subject to the terms, conditions and provisions of SECTION 2.02(vi)(b) above) including, without limitation any of the following circumstances (except in connection with the gross negligence or willful misconduct of the Issuing
      Bank):

                        (A) any lack of validity or enforceability of this Loan Agreement or any of the other Loan Documents;

                        (B) the existence of any claim, set-off , defense or other right which the Canadian Borrower may have at any time against a beneficiary named in a Canadian Letter of Credit or any transferee of any Canadian Letter of Credit (or any Person for whom any such transferee may be acting), the Canadian Collateral Agent, the Issuing Bank, any Canadian Lender or any other Person, whether in connection with this Loan Agreement, any Canadian Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Canadian Borrower and the beneficiary named in any Canadian Letter of Credit);

                        (C) any draft, certificate of any other document presented under any Canadian Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                        (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                        (E) any failure by any Agent or the Issuing Bank to make any reports required pursuant to SECTION 2.09(v) below; or

                        (F) the occurrence of any Event of Default or Potential Event of Default.

                  (g) (1) The Canadian Borrower hereby unconditionally agrees to pay to the Issuing Bank the amount of all Canadian Reimbursement Obligations, interest and other amounts payable to the Issuing Bank under or in connection with any Canadian Letter of Credit issued on behalf of the Canadian Borrower immediately when due, irrespective of any claim, set-off, defense or other right which the Canadian Borrower may have at any time against the Issuing Bank or any other Person.

                  (2) In the event any payment by the Canadian Borrower received by the Issuing Bank with respect to such Canadian Letter of Credit and distributed by the Canadian Collateral Agent to the Canadian Lenders on account of their participations is thereafter set aside, avoided or recovered from the Issuing Bank in connection with any receivership, liquidation or bankruptcy proceeding or otherwise, each Canadian Lender which received such distribution shall, upon demand by the Issuing Bank, contribute such Canadian Lender's Pro Rata Share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Issuing Bank upon the amount required to be repaid by it.

            (vii) ISSUING BANK, ADMINISTRATIVE AGENT, CANADIAN COLLATERAL AGENT AND CANADIAN LENDERS NOT LIABLE. (a) In addition to amounts payable as elsewhere provided in SECTION 2.02(vi) above, the Canadian Borrower hereby agrees to protect, indemnify, pay and save the Canadian Collateral Agent, the Administrative Agent, the Issuing Bank and each Canadian Lender harmless from and against any and all Liabilities and Costs which the Canadian Collateral Agent, the Administrative Agent, the Issuing Bank or any Canadian Lender may incur or be subject to as a consequence, direct or indirect, of (1) the issuance of a Canadian Letter of Credit for the account of the Canadian Borrower other than, in the case of the Issuing Bank, as a result of its gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction or (2) the failure of the Issuing Bank to honor a drawing under such Canadian Letter of Credit as a result of any Governmental Acts.

                  (b) As between the Canadian Borrower and its Subsidiaries, the Canadian Lenders, the Administrative Agent, the Canadian Collateral Agent and the Issuing Bank, subject to the second to the last sentence of this SECTION 2.02(vii)(b), the Canadian Borrower assumes all risks of the acts and omissions of, or misuse of such Canadian Letter of

Credit by the beneficiary of such Canadian Letter of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit Reimbursement Agreements, the Administrative Agent, the Canadian Collateral Agent, the Issuing Bank and the Canadian Lenders shall not be responsible: (1) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by the Canadian Borrower or the beneficiary of such Canadian Letter of Credit in connection with the application for and issuance of (or any draw requests under) the Canadian Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (2) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Canadian Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (3) for failure of the beneficiary of a Canadian Letter of Credit to comply duly with conditions required in order to draw upon such Canadian Letter of Credit; (4) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or other similar form of teletransmission or otherwise, whether or not they be in cipher; (5) for errors in interpretation of technical terms; (6) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Canadian Letter of Credit or of the proceeds thereof; (7) for the misapplication by the beneficiary of a Canadian Letter of Credit of the proceeds of any drawing under such Canadian Letter of Credit; and (8) for any consequences arising from causes beyond the control of the Administrative Agent, the Canadian Collateral Agent, the Issuing Bank and the Canadian Lenders including, without limitation, any Governmental Acts. None of the above shall affect, impair, or prevent the vesting of any of the rights or powers of the Issuing Bank under this SUBPARAGRAPH (b); PROVIDED, HOWEVER, the Canadian Borrower may have a Claim against either the Administrative Agent, the Canadian Collateral Agent, the Issuing Bank and/or the Canadian Lenders, to the extent of any direct, but not consequential, damages suffered by the Canadian Borrower that were caused by such Person's willful misconduct or gross negligence. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                  (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Bank under or in connection with Canadian Letters of Credit issued on behalf of the Canadian Borrower or any related certificates, if taken or omitted in good faith, shall not, in the absence of an express violation of the standards set forth in the Uniform Customs and subsequent revisions thereof, put the Issuing Bank, the Administrative Agent, the Canadian Collateral Agent or any Canadian Lender under any resulting liability to the Canadian Borrower or relieve the Canadian Borrower of any of its obligations hereunder to any such Person.

      SECTION 2.03 ACQUISITION/TERM LOAN FACILITY

            (i) AVAILABILITY. (a) Subject to the terms and conditions set forth in this Loan Agreement, and provided no Potential Event of Default or Event of Default shall have occurred and be continuing, each US Lender holding an Acquisition/Term Loan Commitment hereby SEVERALLY AND NOT JOINTLY agrees to make available to the US Borrowers from time to time during the Acquisition/Term Loan Period, Acquisition/Term loans (hereinafter each individually referred to as an "Acquisition/Term Loan" and collectively as the "Acquisition/Term Loans"), in a principal amount which shall not exceed, in the aggregate at any time outstanding, such US Lender's Acquisition/Term Loan Commitment in effect at such time. If the outstanding principal amount of the Acquisition/Term Loans shall intentionally or unintentionally exceed the maximum aggregate principal amount of the Acquisition/Term Loan Facility at any time, such excess shall be (1) immediately payable by the US Borrowers to the US Lenders holding an Acquisition/Term Loan Commitment, (2) secured by the Collateral and (3) subject to the terms, conditions and provisions of this Loan Agreement. No new or additional Acquisition/Term Loan shall be made during the Acquisition/Term Loan Term Period, if any. Each Acquisition/Term Loan shall be evidenced by an Acquisition/Term Loan Note with all blanks appropriately filled in made payable to each US Lender then holding an Acquisition/Term Loan Commitment in a principal amount equal to such US Lender's Pro Rata Share of such Acquisition/Term Loan.

                  (b) All Acquisition/Term Loans under this Loan Agreement shall be made available by the US Lenders holding an Acquisition/Term Loan Commitment simultaneously and proportionately to their respective Pro Rata Share of the Acquisition/Term Loan Commitments. It shall be understood that no US Lender shall be responsible for any failure by any other US Lender to perform its obligation to make an Acquisition/Term Loan hereunder and that the Acquisition/Term Loan Commitment of any US Lender shall not be increased or decreased as a result of the failure by any other US Lender to perform its obligation to make an Acquisition/Term Loan.

                  (c) Acquisition/Term Loans may be voluntarily prepaid by the US Borrowers pursuant to the terms, conditions and provisions of SECTION 2.08 hereof, but the US Borrowers MAY NOT reborrow any principal amounts repaid or prepaid on the Acquisition/Term Loan Facility. Each US Lender's Acquisition/Term Loan Commitment shall expire automatically on the Acquisition/Term Loan Maturity Date. Each of the Acquisition/Term Loans shall be due and payable in full on the date which is five (5) years from the date such Acquisition/Term Loan is made available to the US Borrowers and shall be amortized in accordance with the terms, conditions and provisions of SECTION 2.03(v) of this Loan Agreement.

            (ii) NOTICE OF BORROWING. During the Acquisition/Term Loan Period, whenever the US Borrowers desire to borrow under this SECTION 2.03, the US Borrowers shall deliver to the Administrative Agent a Notice of Borrowing no later than 10:00 a.m. (Cranford, New Jersey time) (a) at least one (1) Business Day in advance of the proposed Borrowing Date, in the case of a Borrowing as a Base Rate Loan and (b) at least three (3) Business Days in advance of the proposed Borrowing Date in the case of a Borrowing as a Eurodollar Rate Loan. The Notice of Borrowing shall specify (1) the Borrowing Date (which shall be a Business Day) in respect of the Acquisition/Term Loan,
(2) the amount of the proposed Borrowing, (3) the intended use of the proceeds of such Borrowing, (4) the applicable interest rate option as described in
SECTION 2.05(i) of this Loan Agreement and, if applicable, (5) the Eurodollar Interest Period applicable thereto. In lieu of delivering the above-described Notice of Borrowing, the US Borrowers may give the Administrative Agent telephonic notice of any proposed Borrowing by the time required under this
SECTION 2.03(ii); PROVIDED, HOWEVER, that such notice shall be confirmed in writing by delivery to the Administrative Agent promptly (but in no event later than the Borrowing Date of the requested Acquisition/Term Loan) of a Notice of Borrowing. Any Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to this SECTION 2.03(ii) shall be irrevocable. In addition, PRIOR to submitting any Notice of Borrowing pursuant to this SECTION 2.03(ii), the US Borrowers shall also deliver to the Administrative Agent (A) all items required to be delivered to the Administrative Agent and/or the US Lenders under the definition of "Permitted Acquisitions", all of which shall be satisfactory to the Administrative Agent, in its sole and absolute discretion, and (B) a fully executed Acquisition/Term Loan Note for each US Lender then holding an Acquisition/Term Loan Commitment, with blanks appropriately filled in to the Administrative Agent's satisfaction, in an amount equal to such US Lender's Pro Rata Share of such Acquisition/Term Loan.

            (iii) MAKING OF ACQUISITION/TERM LOANS. The US Lenders holding Acquisition/Term Loan Commitments shall make the proceeds of such Acquisition/Term Loan available to the US Borrowers at the Administrative Agent's Office on such Borrowing Date and shall disburse such funds in dollars and in immediately available funds to an account of the US Borrowers maintained with Summit Bank.

            (iv) USE OF PROCEEDS OF ACQUISITION/TERM LOAN FACILITY. The proceeds of the Acquisition/Term Loan Facility shall be used by the US Borrowers for the sole purpose of financing a portion of the purchase price of Permitted Acquisitions and certain costs and expenses incurred by the US Borrowers in connection therewith.

            (v) AMORTIZATION OF THE ACQUISITION/TERM LOANS. The US Borrowers shall repay to the Administrative Agent for the account of the US Lenders holding an Acquisition/Term Loan Commitment, the outstanding principal balance of each Acquisition/Term Loan in equal consecutive quarterly installments in an amount equal to one-eighteenth (1/18th) of the initial principal amount of each such Acquisition/Term Loan commencing on the first day of the second calendar quarter following the calendar quarter in which such Acquisition/Term Loan is made and continuing on the first day of each calendar quarter thereafter during the term of this Loan Agreement. The final payment of all principal, unpaid accrued interest, fees and expenses, if any, owing to the US Lenders holding Acquisition/Term Loan Commitments in connection with the Acquisition/Term Loan Facility and in respect to all Acquisition/Term Loans shall be due and payable on the Acquisition/Term Loan Maturity Date.

      SECTION 2.04 F/X LINE OF CREDIT FACILITY. The F/X Line of Credit Facility shall be made available to the Canadian Borrower by Summit Bank and Mellon US and shall be subject to the following terms, conditions and provisions:

            (i) THE F/X LINE OF CREDIT FACILITY. The obligation of the Canadian Borrower to repay all monies advanced by Summit Bank and/or Mellon US to the Canadian Borrower in connection with the F/X Line of Credit Facility shall be evidenced by this Loan Agreement and by the Foreign Exchange Contracts.

            (ii) REPAYMENT OF AMOUNTS ADVANCED UNDER THE F/X LINE OF CREDIT FACILITY. Amounts advanced by Mellon US and/or Summit Bank under the F/X Line of Credit Facility shall be due and payable by the Canadian Borrower to Summit Bank and/or Mellon US, as applicable, in accordance with the terms, conditions and provisions of the particular Foreign Exchange Contract(s). The final payment of all amounts advanced by Mellon US and/or Summit Bank under the F/X Line of Credit Facility shall be accompanied by the payment of any and all unpaid accrued interest, fees and other expenses, if any, and shall be due and payable by the Canadian Borrower, and the F/X Line of Credit Facility shall terminate automatically, on the F/X Line of Credit Maturity Date.

            (iii) FOREIGN EXCHANGE CONTRACTS. (a) Pursuant to the terms, conditions and provisions of this Loan Agreement, the Canadian Borrower has appointed Summit Bank and Mellon US as its agents for the purpose of purchasing Foreign Exchange Contracts for the Canadian Borrower's account. The Canadian Borrower may request, which request shall be in writing, that either Summit Bank or Mellon US, at the Canadian Borrower's option, purchase a Foreign Exchange Contract for the account of the Canadian Borrower. If the Canadian Borrower requests in writing that either Summit Bank and Mellon US purchase a Foreign Exchange Contract, and provided the Canadian Borrower is otherwise entitled to such credit extension pursuant to the terms, conditions and provisions of this Loan Agreement, such Lender shall purchase, or cause to be purchased, for the account of the Canadian Borrower, Foreign Exchange Contracts as requested by the Canadian Borrower in writing and such Lender, within two (2) Business Days thereafter, shall notify the other in writing of such request. The Lender purchasing such Foreign Exchange Contract shall confirm each such Foreign Exchange Contract in a writing in the form of EXHIBIT "L" attached hereto and made a part hereof, a copy of which the Canadian Borrower hereby agrees to acknowledge and return to such Lender immediately upon its receipt thereof. Each Foreign Exchange Contract shall be on the terms of such confirmation and subject to the additional specific terms set forth thereon.

                  (b) The Canadian Borrower hereby agrees to pay to any Lender making any Foreign Exchange Contract available to the Canadian Borrower the exchange price or settlement amount for such Foreign Exchange Contract in US Dollars two (2) Business Days prior to the delivery of such currency under such Foreign Exchange Contract, in the manner prescribed by SECTION 2.09(ii) of this Loan Agreement. Both Summit Bank and Mellon US may offset their respective obligations under Foreign Exchange Contracts for the purchase of a specific foreign currency on a certain date against contracts for the sale of such specific foreign currency on the date. Each time any Foreign Exchange Contract is purchased for the account of the Canadian Borrower, whether such Foreign Exchange Contract is purchased from Summit Bank or from Mellon US, the aggregate face amount of Foreign Exchange Contracts which the Canadian Borrower may then request under the F/X Line of Credit Facility shall be reduced by a sum equal to such Foreign Exchange Contract (such remaining amount which may be requested by the Canadian Borrower under the F/X Line of Credit Facility having been already reduced by the aggregate face amount of all other Foreign Exchange Contracts which are then outstanding) until such time as the Canadian Borrower repays to the applicable Lender for delivery of the foreign currency so purchased in accordance with the terms, conditions and provisions of such Foreign Exchange Contract. In no event shall (1) the face amount of all Foreign Exchange Contracts purchased at any one time, whether such Foreign Exchange Contracts are purchased by Mellon US or by Summit Bank, ever exceed in the aggregate the F/X Line of Credit Aggregate Maximum Amount, (2) Summit Bank and/or Mellon US be obligated to purchase Foreign Exchange Contracts for the Canadian Borrower during the sixty (60) day period of time which precedes the F/X Line of Credit Maturity Date and/or (3) Summit Bank and/or Mellon US be obligated to purchase any Foreign Exchange Contract for the Canadian Borrower which expires later than the thirty (30) day period which precedes the F/X Line of Credit Maturity Date; PROVIDED, HOWEVER, that Summit Bank and Mellon US agree to purchase Foreign Exchange Contracts which expire later than the date which is thirty (30) days prior to the F/X Line of Credit Maturity Date; PROVIDED THAT
(A) the Lender to whom the request to purchase such a Foreign Exchange Contract is directed (i.e., Summit Bank or Mellon US) shall have agreed, in its sole and absolute discretion, to purchase such Foreign Exchange Contract and (B) the Canadian Borrower shall have deposited in an interest-bearing cash collateral account opened by the US Collateral Agent as collateral security for such Foreign Exchange Contract, Cash or Cash Equivalents in an amount equal to the face amount of such Foreign Exchange Contract.

                  (c) The Canadian Borrower hereby acknowledges and agrees that the obligations of Summit Bank and Mellon US under this SECTION 2.04(iii)(c) are subject to there being a market in the foreign currency requested by the Canadian Borrower accessible to the applicable Lender at the time of the Canadian Borrower's request. In the event that such accessible market does not then exist, Summit Bank and Mellon US will so notify the Canadian Borrower on or prior to the date on which such credit extension was to become effective in accordance with the Canadian Borrower's request and the portion of the Canadian Borrower's request relating to the purchase of Foreign Exchange Contracts for currency for which such accessible market does not exist shall be void and deemed not to have been made, PROVIDED THAT the foregoing shall not affect any request or portion of a request for a credit extension not involving the purchase of Foreign Exchange Contracts for foreign currency for which an accessible market does not exist.

                  (d) With respect to all Foreign Exchange Contracts which, on or before the F/X Line of Credit Maturity Date, have not been presented for honor, notwithstanding the occurrence of the F/X Line of Credit Maturity Date and the satisfaction of all other Obligations under the Loan Documents, the Canadian Borrower's Obligations under the Loan Documents shall continue after the F/X Line of Credit Maturity Date and the Liens granted under and pursuant to the Loan Documents to secure the obligations, liabilities and responsibilities of the Canadian Borrower under and/or in connection with the F/X Line of Credit Facility shall continue to secure such Foreign Exchange Contracts until all amounts paid by Summit Bank and Mellon US, as applicable, under such Foreign Exchange Contracts have been reimbursed and until all such Foreign Exchange Contracts have expired; PROVIDED, HOWEVER, that the Administrative Agent and the US Collateral Agent may release the Liens under the Loan Documents (but not the other Obligations thereunder) which secure the obligations, liabilities and responsibilities of the Canadian Borrower under and/or in connection with the F/X Line of Credit Facility upon (1) the deposit by the Canadian Borrower in an interest-bearing cash collateral account opened by the US Collateral Agent, for the benefit of Summit Bank and Mellon US in their capacity as lenders under the F/X Line of Credit Facility, as collateral security for such Foreign Exchange Contracts, of Cash or Cash Equivalents in an amount equal to the aggregate face amount of all such Foreign Exchange Contracts or (2) an indemnification agreement from a financial institution or "back-up" letters of credit issued by a financial institution in favor of Summit Bank and/or Mellon US, as applicable, all in form and substance reasonably satisfactory to the US Collateral Agent.

      SECTION 2.05 INTEREST ON THE LOAN FACILITIES.

            (i) RATES OF INTEREST. (a) All Revolving Credit Loans (other than Canadian Bankers Acceptances which are described and provided for in SECTION
2.06 below) shall bear interest computed daily on the outstanding principal balance thereof from the date when made until paid in full at one or more of the interest rate options selected by the Borrowers from between the two (2) interest rate options set forth below; PROVIDED, HOWEVER, that no Canadian Revolving Credit Loans which are requested by the Canadian Borrower to be denominated in Canadian Dollars may bear interest at the Eurodollar Rate Option. Subject to the provisions of this Loan Agreement, the Borrowers may select different options to apply simultaneously to different portions of the Revolving Credit Loans and may select different Funding Segments to apply simultaneously to different parts of the Eurodollar Rate Portion of the Revolving Credit Loans. Each selection of a rate option shall apply separately and without overlap to the Revolving Credit Loans as a class. The aggregate number of Funding Segments applicable to the Eurodollar Rate Portion of the Revolving Credit Loans at any time shall not exceed ten (10).

                  INTEREST RATE OPTIONS FOR ALL REVOLVING CREDIT LOANS:

                  (1) BASE RATE OPTION: A fluctuating rate per annum for each day equal to the appropriate Base Rate, in effect from time to time (such interest rate to change immediately upon any change in the Base Rate) PLUS the Applicable Margin for such day; or

                  (2) EURODOLLAR RATE OPTION. A fluctuating rate per annum (fixed for each day during a Eurodollar Interest Period ONLY) equal to the Eurodollar Rate PLUS the Applicable Margin for such day. The Administrative Agent shall give prompt notice to the US Borrowers and to the Lenders of the Eurodollar Rate determined or adjusted in accordance with the provisions hereof, which determination or adjustment shall be conclusive (absent manifest error) if made in good faith. The Eurodollar Rate shall be calculated in accordance with the Eurodollar Reserve Percentage, if the Administrative Agent is required to hold such reserves. The Eurodollar Option shall NOT be available for Canadian Revolving Credit Loans denominated in Canadian Dollars.

                  (b) The Acquisition/Term Loans shall bear interest computed daily on the outstanding principal balance thereof from the date made until paid in full at one or more of the interest rate options selected by the Borrowers from between the two (2) interest rate options set forth below. The aggregate number of Funding Segments applicable to the Eurodollar Rate Portion of ANY Acquisition/Term Loan at any time shall not exceed ten (10).

                  INTEREST RATE OPTIONS FOR ACQUISITION/TERM LOANS:

                  (1) BASE RATE OPTION: A fluctuating rate per annum for each day equal to the Base Rate of the Administrative Agent, in effect from time to time (such interest rate to change immediately upon any change in the Base Rate) PLUS the Applicable Margin for such day; or

                  (2) EURODOLLAR RATE OPTION. A fluctuating rate per annum (fixed for each day during a Eurodollar Interest Period ONLY) equal to the Eurodollar Rate PLUS the Applicable Margin for such day. The Administrative Agent shall give prompt notice to the US Borrowers and to the US Lenders of the Eurodollar Rate determined or adjusted in accordance with the provisions hereof, which determination or adjustment shall be conclusive (absent manifest error) if made in good faith. The Eurodollar Rate shall be calculated in accordance with the Eurodollar Reserve Percentage, if the Administrative Agent is required to hold such reserves.

                  (c) The Applicable Margin for Base Rate Loans, Eurodollar Rate Loans and Canadian Bankers Acceptances with respect to the Loan Facilities for any day shall be the applicable percentage set forth in the Leverage Matrix (hereinafter referred to as the "Applicable Margin"). For purposes of this
SECTION 2.05(i)(c), the Consolidated Funded Debt Leverage Ratio of Cantel Medical and its Subsidiaries shall be tested at the end of the periods covered by the quarterly and annual consolidated financial statements which are to be provided to the Administrative Agent pursuant to SECTION 5.02 of the Loan Agreement. Any change in the Applicable Margin (both increases and decreases therein) shall be effective on the first (1st) day of the Fiscal Quarter following the Fiscal Quarter in which the Administrative Agent is entitled to receive said submitted financial statements all as provided for in ARTICLE V hereof. For example, for financial statements covering the first Fiscal Quarter of any Fiscal Year, the effective date of any increase or decrease in the Applicable Margin would be November 1st of said calendar year.

                  (d) Notwithstanding SUBSECTIONS (a), (b) AND (c) above, interest in respect of any Loan shall not exceed the maximum rate permitted by applicable Law.

            (ii) INTEREST PAYMENTS. Subject to the terms, conditions and provisions of SECTION 2.05(iv) below, (a) interest accrued on all Base Rate Loans in any month shall be payable by the Borrowers in arrears (1) on the last day of each month during the term of this Loan

Agreement, commencing on the last such day following the making of each such Base Rate Loan, (2) upon the prepayment thereof in full and (3) at maturity and
(b) interest accrued on each Eurodollar Rate Loan shall be payable by the Borrowers in arrears (1) on each Eurodollar Interest Payment Date applicable to that Loan, (2) upon prepayment thereof in full or (3) at maturity.

            (iii) CONVERSION OR CONTINUATION. (a) Subject to the terms, conditions and provisions of SECTION 2.10 and SECTION 2.11 hereof, the Borrowers shall have the option (1) to convert at any time all or any part of outstanding Loans which, in the aggregate, equal US$100,000.00 or an integral multiple of US$50,000.00 in excess of that amount from Base Rate Loans to Eurodollar Rate Loans; or (2) to convert at any time all or any part of the outstanding Loans which, in the aggregate, equal US$100,000.00 or an integral multiple of US$50,000.00 in excess of that amount from Eurodollar Rate Loans to Base Rate Loans on the expiration date of any Eurodollar Interest Period applicable thereto; or (3) upon the expiration of any Eurodollar Interest Period applicable to a Borrowing of Eurodollar Rate Loans, to continue all or any portion of such Loans equal to US$100,000.00 or an integral multiple of US$50,000.00 in excess of that amount as Eurodollar Rate Loans of the same type, and the succeeding Eurodollar Interest Period of such continued Loans shall commence on the expiration date of the Eurodollar Interest Period applicable thereto; PROVIDED, HOWEVER, that no outstanding Loan may be continued as, or be converted into, a Eurodollar Rate Loan when any Event of Default or Potential Event of Default has occurred and is continuing. Without limiting the generality of the foregoing sentence, by giving a Notice of Conversion/Continuation, the Canadian Borrower may, subject again to the terms, conditions and provisions of SECTIONS 2.10 and
2.11 hereof, elect from time to time (A) to convert the Canadian Borrower's Base Rate Loans to Canadian Bankers Acceptances, (B) to convert the Canadian Borrower's Base Rate Loans to Eurodollar Rate Loans in the event that such Base Rate Loans are denominated in US Dollars or (C) to convert the Canadian Borrower's Canadian Bankers Acceptances (on the maturity thereof) to Base Rate Loans; PROVIDED THAT a Canadian Bankers Acceptance may be converted only on the last day of its term. By giving a Notice of Continuation, the Canadian Borrower may renew any of the Canadian Borrower's outstanding Canadian Bankers Acceptances for an additional term.

                  (b) In the event the Borrowers shall elect to convert or continue a Loan under this SECTION 2.05(iii), the Borrowers (or for a Canadian Revolving Credit Loan, the Canadian Borrower) shall deliver a Notice of Conversion/Continuation to the Administrative Agent (and, in the case of the Canadian Borrower, to the Canadian Collateral Agent as well) no later than 10:00 A.M. (Cranford, New Jersey time) (1) at least one (1) Business Day in advance of the proposed conversion date in the case of a conversion to a Base Rate Loan,
(2) at least two (2) Business Days in advance of a proposed conversion or continuation/rollover into or, of Canadian Bankers Acceptances and (3) at least three (3) Business Days in advance of the proposed conversion/continuation date in the case of a conversion to, or a continuation of a Eurodollar Rate Loan. A Notice of Conversion/Continuation shall specify (A) the proposed conversion/continuation date (which shall be a Business Day), (B) the amount of the Loan to be converted/continued, (C) the nature of the proposed conversion/continuation, (D) in the case of a conversion to, or continuation of, a Eurodollar Rate Loan, the requested Eurodollar Interest Period and (E) in the case of a conversion to, or continuation of, a Canadian Bankers Acceptance, the requested term of such Canadian Bankers Acceptance. In lieu of delivering the above-described Notice of Conversion/Continuation, the Borrowers may give the applicable Agent telephonic notice of any proposed conversion/continuation by the time required under this
SECTION 2.05(iii); PROVIDED, HOWEVER, that such notice shall be confirmed in writing by delivery to such Agent promptly (but in no event later than the proposed conversion/continuation date) of a Notice of Conversion/Continuation. Promptly after receipt of a Notice of Conversion/ Continuation under this
SECTION 2.05(iii) (or telephonic notice in lieu thereof), such Agent shall notify the applicable Lenders by telex, telecopy, telegram, telephone or other similar form of transmission, of the proposed conversion/continuation. In the event the Borrowers fail to provide the applicable Agent with the requisite Notice of Conversion/Continuation for a conversion to, or a continuation of, a Loan, said affected Loan shall automatically continue as, or convert to, a Base Rate Loan.

                  (c) Any Notice of Conversion/Continuation for conversion to, or continuation of, a Loan (or telephonic notice in lieu thereof) shall be irrevocable and the Borrowers shall be bound to convert or continue in accordance therewith.

            (iv) DEFAULT INTEREST. Notwithstanding the rates of interest specified in SECTION 2.05(i) hereof and the payment dates specified in SECTION 2.05(ii) hereof, effective immediately upon the occurrence of any Event of Default under SECTION 9.01 of this Loan Agreement, for as long thereafter as any such Event of Default under SECTION 9.01 of this Loan Agreement shall be continuing and to the extent permitted by law, the aggregate principal balance of all Loans then outstanding and, to the extent permitted by applicable Law, any interest payments on the Loans not paid when due, shall bear interest payable upon demand at the Default Rate. The Borrowers hereby acknowledge that:
(a) such Default Rate is a material inducement to the Lenders to make the Loan Facilities available to the Borrowers, (b) the Lenders would not have made the Loan Facilities available to the Borrowers in the absence of the agreement of the Borrowers to pay such Default Rate, (c) such Default Rate represents compensation for increased risk to the Lenders that the Loan Facilities will not be repaid and (d) such Default Rate is not a penalty and represents a reasonable estimate of (1) the cost to the Agents and to the Lenders in allocating their respective resources (both personnel and financial) to the on-going review, monitoring, administration and collection of the Loan Facilities and (2) compensation to the Lenders for losses that are difficult to ascertain.

            (v) COMPUTATION OF INTEREST. Except as otherwise described in the last sentence of this SECTION 2.05(v), below, interest on (a) all Base Rate Loans shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 365 or 366 days, as applicable, and (b) all Eurodollar Rate Loans shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 360 days. In computing interest on any Loan, the date of the making of the Loan or the first day of a Eurodollar Interest Period, as the case may be, shall be included and the date of payment or the expiration date of a Eurodollar Interest Period, as the case may be, shall be excluded; PROVIDED, HOWEVER, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan. For purposes of complying with the Interest Act (Canada), where any interest is calculated pursuant to this Loan Agreement at a rate based upon a 360 day period (hereinafter referred to as the "first rate"), the yearly rate or percentage of interest to which the "first rate" is equivalent is the "first rate" MULTIPLIED BY the actual number of days in the applicable calendar year DIVIDED BY 360. All interest shall be calculated using the nominal rate method and not the effective rate method and the deemed reinvestment principle shall not apply to such calculations.

            (vi) CHANGES; LEGAL RESTRICTIONS. Except as provided in SECTION 2.10(iv) hereof with respect to certain determinations on Eurodollar Interest Rate Determination Dates, in the event that after the date hereof (a) the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a court or Governmental Authority or any change in the interpretation or application thereof by a court or Governmental Authority or
(b) compliance by any Lender with any request or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) from any central bank or other Governmental Authority or quasi-governmental authority:

                  (1) does or may impose, modify, or hold applicable, in the determination of a Lender, any reserve, special deposit, compulsory loan, FDIC insurance, CDIC insurance, capital allocation, capital adequacy or additional or similar capital requirement against assets held by, or deposits or other liabilities (including those pertaining to Letters of Credit) in or for the account of advances or loans by, US Commitments made, Canadian Revolving Credit Commitments made, or other credit extended by, or any other acquisition of funds by, a Lender or any applicable lending office or Eurodollar Affiliate of such Lender (except, with respect to Base Rate Loans, to the extent that the reserve and FDIC insurance or CDIC insurance requirements or requirements of the Office of the Superintendent of Financial Institutions (Canada) are reflected in the definition of "Base Rate" and, with respect to a Eurodollar Rate Loan, to the extent that the reserve requirements are reflected in the definition of "Eurodollar Rate"); or

                  (2) does impose on such Lender any other condition materially more burdensome in nature, extent or consequence than those in existence as of the Closing Date;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining the Loans, its Canadian Revolving Credit Commitment, its US Revolving Credit Commitment and/or its Acquisition/Term Loan Commitment, if any, to the Borrowers or issuing for the account of any one or more of the Borrowers any Letter of Credit or to reduce any amount receivable thereunder or directly or indirectly reduce the effective return to any such Lender or on the Lender's overall capital, then, in any such case, the Borrowers shall pay to such Lender, within thirty (30) days following demand, and delivery to the Borrowers and the Administrative

Agent of the statement described in the next sentence, such amount or amounts (based upon an allocation thereof by such Lender to the financing transactions contemplated by this Loan Agreement and effected by this SECTION 2.05(vi)) as may be necessary to compensate that Lender for any such additional cost incurred or reduced amount received. Such Lender shall deliver to the Borrowers a written statement of the costs or reductions claimed and the basis therefor, and the allocation made by such Lender of such costs and reductions shall be conclusive, absent manifest error if made in good faith. If a Lender subsequently recovers any amount previously paid by the Borrowers pursuant to this SECTION 2.05(vi), such Lender shall, within thirty (30) days after receipt of such recovery and to the extent permitted by applicable Law, pay to the Borrowers the amount of any such recovery.

      SECTION 2.06 CANADIAN BANKERS ACCEPTANCES.

            (i)(a) ACCEPTANCE AND PURCHASE. Pursuant to the terms, conditions and provisions of this Loan Agreement, each Canadian Lender SEVERALLY (AND NOT JOINTLY OR JOINTLY AND SEVERALLY) agrees to the extent of its respective Pro Rata Share of the Canadian Revolving Credit Commitments to accept and purchase Canadian Bankers Acceptances drawn upon it by the Canadian Borrower denominated in Canadian Dollars. The Canadian Borrower shall notify the Canadian Collateral Agent by irrevocable written notice (hereinafter each referred to as a "Canadian Bankers Acceptance Notice") by 10:00 A.M. (Toronto, Ontario time) two (2) Business Days prior to the date of any Borrowing (including a conversion into or continuation/rollover of) by way of Canadian Bankers Acceptances and the Canadian Collateral Agent shall, in turn, notify each Canadian Lender. Each Borrowing by way of Canadian Bankers Acceptances shall be in a minimum aggregate face amount of C$50,000.00 and integral multiples of C$25,000.00 in excess thereof. Each Canadian Bankers Acceptance Notice shall be in the form of EXHIBIT "G", attached hereto and made a part hereof. In no event shall the Dollar Equivalent of the aggregate face amount (without discount) of all outstanding Canadian Bankers Acceptances ever exceed the difference between (1) the Dollar Equivalent of the Maximum Amount of Canadian Revolving Credit Loans MINUS (2) the Dollar Equivalent of the aggregate principal amount of Canadian Revolving Credit Loans, including Canadian Bankers Acceptances, then outstanding.

            (b) TERM. Bankers Acceptances shall be issued and shall mature on a Business Day. Each Bankers Acceptance shall have a term of one (1), two (2) or three (3) months and shall mature no later than five (5) days prior to the Canadian Revolving Credit Termination Date and shall be in form and substance reasonably satisfactory to the Canadian Lenders which are accepting such Bankers Acceptance.

            (c) CANADIAN BANKERS ACCEPTANCES IN BLANK. To facilitate the acceptance of Canadian Bankers Acceptances under this Loan Agreement, the Canadian Borrower shall, upon execution of this Loan Agreement and from time to time as required, provide to the Canadian Collateral Agent drafts, in form satisfactory to the Canadian Collateral Agent, duly executed and endorsed in blank by the Canadian Borrower in quantities sufficient for each Canadian Lender to fulfill its obligations hereunder. In addition, the Canadian Borrower hereby appoints each

Canadian Lender as its attorney to: (1) complete the relevant parts of Canadian Bankers Acceptances (pursuant to the Canadian Bankers Acceptance Notice) with amount, term and other relevant details and (2) to sign and endorse on its behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Canadian Lender, blank forms of Canadian Bankers Acceptances. The Canadian Borrower recognizes and hereby agrees that all Canadian Bankers Acceptances so completed, signed and/or endorsed on its behalf by a Canadian Lender shall bind the Canadian Borrower as fully and effectively as if signed in the handwriting of and duly issued by the proper signing officers of the Canadian Borrower. Each Canadian Lender is hereby authorized to issue such Canadian Bankers Acceptances endorsed in blank in such face amounts as may be determined by such Canadian Lender provided that the aggregate amount thereof is equal to the aggregate amount of Canadian Bankers Acceptances required to be accepted by such Canadian Lender pursuant to SECTION 2.06(i)(e) below. No Canadian Lender shall be responsible or liable for its failure to accept a Canadian Bankers Acceptance if the cause of such failure is, in whole or in part, due to the failure of the Canadian Borrower to provide duly executed and endorsed drafts to the Canadian Collateral Agent on a timely basis nor shall any Canadian Lender or the Canadian Collateral Agent be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except respectively for loss or improper use arising by reason of the gross negligence or willful misconduct of such Canadian Lender or the Canadian Collateral Agent, its respective officers, employees, agents or representatives. Each Canadian Lender shall maintain a record with respect to Canadian Bankers Acceptances (1) received by it from the Canadian Collateral Agent in blank hereunder, (2) voided by it for any reason, (3) accepted by it hereunder, (4) purchased by it hereunder and (5) canceled at their respective maturities. Each Canadian Lender hereby further agrees to retain such records in the manner and for the statutory periods provided in the various Canadian provincial or federal statutes and regulations which apply to such Canadian Lender. The Canadian Collateral Agent and each Canadian Lender shall hold all Canadian Bankers Acceptances endorsed in blank and delivered to them in safekeeping in the same manner as they would hold their own property of a similar kind.

            (d) EXECUTION OF BANKERS ACCEPTANCES. Drafts of the Canadian Borrower to be accepted as Bankers Acceptances hereunder shall be duly executed by one or more duly authorized officers on behalf of the Canadian Borrower, subject to SECTION 2.06(i)(c) above. Notwithstanding that any Person whose signature appears on any Canadian Bankers Acceptance as a signatory for the Canadian Borrower may no longer be an authorized signatory for the Canadian Borrower at the date of issuance of a Canadian Bankers Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such Canadian Bankers Acceptance so signed shall be binding on the Canadian Borrower.

            (e) ISSUANCE OF BANKERS ACCEPTANCES. Promptly following receipt of a Canadian Bankers Acceptance Notice, the Canadian Collateral Agent shall so advise the Canadian Lenders of the face amount of each Canadian Bankers Acceptance to be accepted by it and the term thereof. The aggregate face amount of Canadian Bankers Acceptances to be accepted by a Canadian Lender shall be determined by the Canadian Collateral Agent by reference to the respective Pro Rata Shares of the Canadian Revolving Credit Commitments of the Canadian Lenders, except that, if the face amount of a Bankers Acceptance, which would otherwise be accepted by a Canadian Bank, would not be C$100,000.00 or an integral multiple thereof, such face amount shall be increased or reduced by the Canadian Collateral Agent in its sole and unfettered discretion to the nearest integral multiple of C$100,000.00.

            (f) ACCEPTANCES OF CANADIAN BANKERS ACCEPTANCES. Each Canadian Bankers Acceptance to be accepted by a Canadian Lender shall be accepted at such Canadian Lender's office as designated by such Canadian Lender from time to time.

            (g) PURCHASE OF CANADIAN BANKERS ACCEPTANCES. On the relevant date of borrowing, each Canadian Lender hereby SEVERALLY (AND NOT JOINTLY OR JOINTLY AND SEVERALLY) agrees to purchase from the Canadian Borrower, at the face amount thereof discounted by the Discount Rate, any Canadian Bankers Acceptance accepted by it and provide to the Canadian Collateral Agent, for the account of the Canadian Borrower, the Discounted Proceeds in respect thereof after deducting therefrom the amount of the Acceptance Fee payable by the Canadian Borrower to such Canadian Lender under SECTION 2.06(iii) in respect of such Canadian Bankers Acceptance.

            (h) SALE OF CANADIAN BANKERS ACCEPTANCES. Each Canadian Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Canadian Bankers Acceptances accepted and purchased by it.

            (i) WAIVER OF PRESENTMENT AND OTHER CONDITIONS. The Canadian Borrower hereby waives presentment for payment and any other defense to payment of any amounts due to a Canadian Lender in respect of a Canadian Bankers Acceptance accepted by such Canadian Lender pursuant to this Agreement which might exist by reason of such Canadian Bankers Acceptance being held, at the maturity thereof, by such Canadian Lender in its own right. The Canadian Borrower shall not claim or require any days of grace or require the Canadian Collateral Agent or any Canadian Lender to claim or allow any days of grace for the payment of any Canadian Bankers Acceptance.

            (ii) REFUNDING CANADIAN BANKERS ACCEPTANCES. With respect to each Canadian Bankers Acceptance, the Canadian Borrower, prior to the occurrence and continuation of an Event of Default, may give irrevocable telephone or written notice (or such other method of notification as may be agreed upon between the Canadian Collateral Agent and the Canadian Borrower) to the Canadian Collateral Agent at or before 2:00 P.M. (Toronto, Ontario time) two (2) Business Days prior to the maturity date of such Canadian Bankers Acceptance followed by written confirmation electronically transmitted to the Canadian Collateral Agent on the same day, of the Canadian Borrower's intention to issue one or more Canadian Bankers Acceptances on such maturity date (hereinafter each referred to as a "Refunding Canadian Bankers Acceptance") to provide for the payment of such maturing Canadian Bankers Acceptance (it being understood that payments by the Canadian Borrower and fundings by the Canadian Lenders in respect of each maturing Canadian Bankers Acceptance and each related Refunding Canadian Bankers Acceptance shall be made on a net basis reflecting the difference between the face amount of such maturing Canadian Bankers Acceptance and the Discounted Proceeds (net of the applicable Acceptance Fee) of such Refunding Canadian Bankers Acceptance). Any deficiency or shortfall owing in respect of maturing Canadian Bankers Acceptances, after application of the Discounted Proceeds from the Refunding Canadian Bankers Acceptances shall be immediately due and payable by the Canadian Borrower to the relevant Canadian Lender. Any funding on account of any maturing Canadian Bankers Acceptance must be made at or before 12:00 NOON (Toronto, Ontario time) on the maturity date of such Canadian Bankers Acceptance. If the Canadian Borrower fails to give such notice, the Canadian Borrower shall be irrevocably deemed to have requested and to have been advanced a Canadian Revolving Credit Loan as a Base Rate Loan in the face amount of such maturing Canadian Bankers Acceptance on the maturity date of such maturing Canadian Bankers Acceptance from the Canadian Lender which accepted such maturing Canadian Bankers Acceptance, which Base Rate Loan shall thereafter bear interest as such in accordance with the provisions hereof and otherwise shall be subject to all provisions of this Agreement applicable to Base Rate Loans until paid in full.

            (iii) ACCEPTANCE FEE. An Acceptance Fee shall be payable by the Canadian Borrower to each Canadian Lender and each Canadian Lender shall deduct the amount of such Acceptance Fee from the Discounted Proceeds (in the manner specified in SECTION 2.06(i)(g) in respect of each Canadian Bankers Acceptance).

            (iv) CASH COLLATERAL. Subject to the terms, conditions and provisions of SECTION 11.05 of this Loan Agreement, upon the occurrence and during the continuance of any Event of Default or Potential Event of Default, and in addition to any other rights or remedies of any Canadian Lender and the Canadian Collateral Agent hereunder (a) the Canadian Borrower shall, notwithstanding the maturity date of outstanding Canadian Bankers Acceptances, pay to the Canadian Collateral Agent upon demand therefor an amount equivalent to the amount required to pay in the aggregate the undiscounted face amount of all outstanding Canadian Bankers Acceptances which shall be deposited into a cash collateral account with the Canadian Collateral Agent as additional security for payment of the undiscounted face amount of such Canadian Bankers Acceptances upon maturity thereof, and (b) any Canadian Lender or the Canadian Collateral Agent as and by way of collateral security for the Obligations (or such alternate arrangement as may be agreed upon by the Canadian Borrower and such Canadian Lender or the Canadian Collateral Agent, as applicable) shall be entitled to deposit and retain in an account to be maintained by the Canadian Collateral Agent (bearing interest at the Canadian Collateral Agent's rates as may be applicable in respect of other deposits of similar amounts for similar terms) amounts which are received by such Canadian Lender or the Canadian Collateral Agent from the Canadian Borrower hereunder or as proceeds of the exercise of any rights or remedies of any Canadian Lender or the Canadian Collateral Agent hereunder against the

Canadian Borrower, to the extent such amounts may be required to satisfy any contingent or unmatured obligations or liabilities of the Canadian Borrower to the Canadian Lenders or the Canadian Collateral Agent, or any of them hereunder, in respect of Canadian Bankers Acceptances.

            (v) MARKET DISRUPTION FOR CANADIAN BANKERS ACCEPTANCES. If any Canadian Lender determines in good faith and acting reasonably, which determination shall be final, conclusive and binding upon the Canadian Borrower, and notifies the Canadian Borrower that, by reason of circumstances or changes affecting the market for bankers acceptances it is no longer possible to establish the Discount Rate or that the market for bankers acceptances no longer exists, is too weak for its normal use by such Canadian Lender or is not capable, in the normal course of business, to absorb Canadian Bankers Acceptances accepted by such Canadian Lender pursuant to the terms, conditions and provisions of this Loan Agreement, then:

                  (a) the right of the Canadian Borrower to request Canadian Revolving Credit Loans in the form of Canadian Bankers Acceptances shall be suspended until such Canadian Lender determines that the circumstances causing such suspension no longer exist and such Canadian Lender so notifies the Canadian Borrower; and

                  (b) any Notice of Borrowing for any Canadian Revolving Credit Loans in the form of Canadian Bankers Acceptances which is outstanding shall be deemed to constitute a request for a Canadian Revolving Credit Loan as a Base Rate Loan.

            (vi) NOTIFICATION OF SUSPENSION. The Canadian Lender shall promptly notify the Canadian Borrower of the suspension of the Canadian Borrower's right to request Canadian Revolving Credit Loans in the form of Canadian Bankers Acceptances and of the termination of any such suspension.

            (vii) DEPOSITORY BILLS AND NOTES ACT (CANADA). Canadian Bankers Acceptances accepted or purchased by any Canadian Lender under this Loan Agreement after clearing services as provided for in the DEPOSITORY BILLS AND NOTES ACT (Canada) acceptable to such Canadian Lender are available may, at the option of such Canadian Lender, be issued in the form of a "depository bill" and deposited with a "clearing house", as each such term is defined in the DEPOSITORY BILLS AND NOTES ACT (Canada).

            (viii) AUTHORIZATION AND POWER OF ATTORNEY WITH RESPECT TO CANADIAN BANKERS ACCEPTANCES. To facilitate the extension of Canadian Revolving Credit Loans by way of Canadian Bankers Acceptances, the Canadian Borrower hereby authorizes each Canadian Lender and irrevocably appoints each Canadian Lender as the Canadian Borrower's attorney from time to time:

                  (a) to complete and sign, either manually or by facsimile or mechanical signature, a draft or bill of exchange to create a Canadian Bankers Acceptance (with, in the Canadian Lender's sole discretion, the inscription "THIS IS A DEPOSITORY BILL SUBJECT TO THE DEPOSITORY BILLS AND NOTES ACT");

                  (b) after the acceptance thereof by such Canadian Lender, to endorse, on behalf of the Canadian Borrower, either manually or by facsimile or mechanical signature, such Canadian Bankers Acceptance in favor of the applicable purchaser or endorsee thereof including, in such Canadian Lender's discretion, such Canadian Lender or a "clearing house" (within the meaning of the Depository Bills and Notes Act);

                  (c) to deliver such Canadian Bankers Acceptance to such purchaser or to deposit such Canadian Bankers Acceptance with such clearing house; and

                  (d) to comply with the procedures and requirements established from time to time by such Canadian Lender or such clearing house in respect of the delivery, transfer and collection of bankers acceptances and depository bills in relation to each Canadian Bankers Acceptance accepted by the Canadian Lender under this Loan Agreement.

All Canadian Bankers Acceptances so completed, signed, endorsed, delivered or deposited by such Canadian Lender on behalf of the Canadian Borrower shall be binding on the Canadian Borrower as if completed, signed, endorsed, delivered or deposited by the Canadian Borrower. The records of such clearing house shall, in the absence of manifest error, be conclusively binding on the Canadian Borrower. No Canadian Lender shall be liable for any claim arising by reason of any loss or improper use of such drafts or Canadian Bankers Acceptances or any actions or omissions by any such clearing agency except for damages suffered by the Canadian Borrower caused by the intentional misconduct or gross negligence of such Canadian Lender. The Canadian Borrower shall, at the request of such Canadian Lender, promptly become a participant (as defined by the Depository Bills and Notes Act) for purposes of the issuance, acceptance, endorsement, delivery, deposit and transfer of Canadian Bankers Acceptances.

      SECTION 2.07 FEES.

            (i) UNUSED COMMITMENT FEES. (a) From and after the Closing Date until the Obligations are paid in full and the US Revolving Credit Commitments are terminated, the US Borrowers shall pay to the Administrative Agent, for the ratable accounts of the applicable US Lenders according to their Pro Rata Shares of the US Revolving Credit Loan Facility, an unused commitment fee accruing at a rate per annum equal to the Unused Commitment Fee Rate in effect from time to time MULTIPLIED BY the average daily amount of the excess of the US Revolving Credit Commitments over the Dollar Equivalent of all US Revolving Credit Loans and US Letter of Credit Obligations outstanding from time to time.

                  (b) From and after the Closing Date until the Obligations are paid in full and the Canadian Revolving Credit Commitments are terminated, the Canadian Borrower shall pay to the Canadian Collateral Agent, for the ratable accounts of the applicable Canadian

Lenders according to their Pro Rata Shares of the Canadian Revolving Credit Loan Facility, an unused commitment fee accruing at a rate per annum equal to the Unused Commitment Fee Rate in effect from time to time MULTIPLIED BY the average daily amount of the excess of the Canadian Revolving Credit Commitments over the Dollar Equivalent of all Canadian Revolving Credit Loans and Canadian Letter of Credit Obligations outstanding from time to time.

                  (c) All such unused commitment fees payable under this SECTION 2.07(i) shall be payable quarterly in arrears on the last day in each calendar quarter beginning after the Closing Date.

                  (d) In the event of the occurrence of an Event of Default and the Administrative Agent, on behalf of the Lenders, terminates the Commitments, then the Borrowers' respective obligations to pay the unused commitment fees described in SECTION 2.05(i) above shall automatically terminate as of the date of said termination by the Administrative Agent; PROVIDED, HOWEVER, the Borrowers shall remain fully liable for any and all previously accrued but unpaid unused commitment fees.

            (ii) LETTER OF CREDIT FEES. (a) The US Borrowers shall pay to the Administrative Agent, for the account of the applicable Issuing Bank(s), in connection with the issuance, negotiation, termination, draw under, transfer of and any other related US Letter of Credit activity, the customary fees as are established from time to time by the Issuing Bank(s) in connection with US Letters of Credit, including, without limitation, the fees for the issuance, administration, amendment, payment or cancellation of any US Letter of Credit, all of which fees are more fully set forth on SCHEDULE 2.07(ii), as such fees may be revised from time to time. Except for the letter of credit annual fee described on SCHEDULE 2.07(ii), all such fees shall be payable SOLELY for the account of the applicable Issuing Bank(s). The letter of credit annual fee described on SCHEDULE 2.07(ii) in connection with US Letters of Credit is (1) to be paid by the US Borrower for whose account a particular US Letter of Credit is issued, (2) to be equal to the product of (A) the applicable percentage set forth on the Leverage Matrix MULTIPLIED BY (B) the face amount of such US Letter of Credit, (3) to be paid at the time such US Letter of Credit is issued, (4) NON-REFUNDABLE and (5) once paid by the applicable US Borrower to the Administrative Agent, to be paid by the Administrative Agent to the US Lenders, based upon their respective US Revolving Credit Commitments.

                  (b) The Canadian Borrowers shall pay to the Canadian Collateral Agent, for the account of the applicable Issuing Bank(s) in connection with the issuance, negotiation, termination, draw under, transfer of and any other related Canadian Letter of Credit activity, the customary fees as are established from time to time by the Issuing Bank(s) in connection with Canadian Letters of Credit, including, without limitation, the fees for the issuance, administration, amendment, payment or cancellation of any Canadian Letter of Credit, all of which fees are more fully set forth on SCHEDULE 2.07(ii), as such fees may be revised from time to time. The letter of credit annual fee described on SCHEDULE 2.07(ii) and charged in connection with Canadian Letters of Credit is (1) to be paid by the Canadian Borrower for whose account a particular Canadian Letter of Credit is issued, (2) to be equal to the product of (A) the applicable percentage set forth on the Leverage Matrix MULTIPLIED BY (B) the face amount of such Canadian Letter of Credit, (3) to be paid at the time such Canadian Letter of Credit is issued, (4) NON-REFUNDABLE and (5) once paid by the Canadian Borrower to the Canadian Collateral Agent, to be paid by the Canadian Collateral Agent to the Canadian Lenders, based upon their respective Canadian Revolving Credit Commitments.

            (iii) LATE CHARGE FEE. In the event that any payment, including, without limitation, interest or principal, required to be made by the Borrowers under the Notes or under this Loan Agreement shall not be received by any Agent within fifteen (15) days of when due, such Agent, on behalf of the applicable Lenders, may charge, and if so charged, the Borrowers shall pay, a late charge of (US$0.05) for each dollar (US$1.00) of each delinquent payment for the purpose of defraying the expense incident to the handling of such delinquent payment. In no event shall said late charge fee be less than Twenty-Five and 00/100 (US$25.00) Dollars or more than Twenty-Five Hundred and 00/100 (US$2,500.00) Dollars.

            (iv) ADMINISTRATIVE AGENT'S FEE. The Borrowers shall pay to the Administrative Agent, for the Administrative Agent's own account and not for the Lenders, an annual fee in the amount of US$10,000.00.

            (v) PAYMENT OF FEES. The fees described in this SECTION 2.07 represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money, and the obligation of the Borrowers to pay each fee described herein shall be in addition to, and not in lieu of, the obligation of the Borrowers to pay interest, other fees and expenses otherwise described in this Loan Agreement. Fees shall be payable when due in Cranford, New Jersey and/or Toronto, Ontario, as applicable, in immediately available funds. All fees shall be non-refundable when paid, except as may be otherwise expressly provided in this Loan Agreement. All fees and expenses specified or referred to in this Loan Agreement due and owing to the Administrative Agent or to a Lender, including, without limitation, those referred to in this SECTION 2.07 and in SECTION 11.03 hereof shall bear interest, if not paid when due, at the Default Rate (but not to exceed the maximum rate permitted by applicable Law), shall constitute Obligations and shall be secured by all of the Collateral. All fees described in this SECTION
2.07 which are expressed as a per annum charge shall be calculated on the basis of the actual number of days elapsed in a 365-day year.

      SECTION 2.08 PREPAYMENTS.

            (i) VOLUNTARY PREPAYMENTS OF THE LOANS. The Borrowers may, upon not less than two (2) Business Days' prior written or telephonic notice confirmed promptly in writing to the Administrative Agent (which notice the Administrative Agent shall promptly transmit by telegram, telecopy or telephone to the Canadian Collateral Agent, in the case of a prepayment of a Canadian Revolving Credit Loan, and to each Lender holding a US Revolving Credit Commitment, a Canadian Revolving Credit Commitment or an Acquisition/Term Loan Commitment, as applicable), at any time and from time to time, prepay any Revolving Credit Loan or Acquisition/Term Loan which is being maintained as a Base Rate Loan in whole or in part, in an aggregate minimum amount of US$50,000.00 and integral multiples of US$10,000.00 in excess of that amount; PROVIDED THAT, any principal prepayment of a Revolving Credit Loan or an Acquisition/Term Loan shall be accompanied, if required by the particular Lenders whose Loan(s) are being prepaid, by the payment of all unpaid accrued interest due and owing on said Loan. The Borrowers may, upon not less than five
(5) Business Days' prior written or telephonic notice confirmed promptly in writing to the Administrative Agent (which notice the Administrative Agent shall promptly transmit by telegram, telecopy or telephone to the Canadian Collateral Agent, in the case of a prepayment of a Canadian Revolving Credit Loan, and to each Lender holding a US Revolving Credit Commitment, a Canadian Revolving Credit Commitment or an Acquisition/Term Loan Commitment, as applicable), at any time and from time to time, prepay any Revolving Credit Loan or Acquisition/Term Loan which is being maintained as a Eurodollar Rate Loans in whole or in part, in an aggregate minimum amount of US$50,000.00 and integral multiples of US$10,000.00 in excess of that amount, on the expiration date of the Eurodollar Interest Period applicable thereto and otherwise only upon payment of (a) the amounts described in SECTION 2.10(vi) hereof and (b) all unpaid accrued interest due and owing on said Loan. Notwithstanding the foregoing, in the event that any prepayments are made in connection with the termination of this Loan Agreement, such prepayments shall be made only upon five (5) Business Days' prior written notice to the Administrative Agent. Any notice of prepayment given to the Administrative Agent under this SECTION 2.08(i) shall specify the date of prepayment and the aggregate principal amount of the prepayment. All voluntary prepayments of the Loans shall be applied in the inverse order of maturity.

            (ii) MANDATORY PREPAYMENT OF THE LOANS. (a) The US Borrowers shall make, in addition to the required quarterly principal payments on the Acquisition/Term Loan Facility described in SECTION 2.02(v) hereof, a mandatory prepayment of the Acquisition/Term Loan Facility (except as otherwise provided for in SECTION 2.08(ii)(b) and SECTION 2.08(ii)(c) below):

                  (1) once each year, in an amount equal to the product of (A)
            the Mandatory Prepayment Percentage in effect from time to time MULTIPLIED BY (B) the Excess Cash Flow for the prior Fiscal Year. The Excess Cash Flow shall be determined from the annual financial statements to be delivered to the Administrative Agent pursuant to
            SECTION 5.02 of this Loan Agreement. The mandatory prepayment of principal, if any, shall be made on or before December 15th of each Fiscal Year, with the first payment due and owing on December 15, 2001 for the prior 2001 Fiscal Year (which Fiscal Year ends on July 31, 2001); and

                  (2) from time to time as Properties are damaged, destroyed or condemned in an amount equal to the net insurance or condemnation proceeds / award (each to the extent that such net insurance or condemnation proceeds / award are not reinvested by the US Borrowers in similar Properties within twelve (12) months of the receipt of net proceeds from the damage, destruction or condemnation); and

                  (3) within ten (10) calendar days of any US Borrower's receipt of any of the net proceeds described in CLAUSE (B) below, in an amount equal to the product of (A) the Mandatory Prepayment Percentage in effect from time to time MULTIPLIED BY (B) the net proceeds obtained by the Borrowers from the issuance of equity as permitted under the terms of ARTICLE VII of this Loan Agreement, EXCLUDING, HOWEVER, (I) net proceeds realized from the conversion of Consolidated Subordinated Debt of the Borrowers into equity of the Borrowers, (II) net proceeds obtained by the Borrowers from the issuance of additional equity where such equity is used SOLELY for acquisitions permitted under SECTION 7.05 of this Loan Agreement and
            (III) net proceeds obtained by the Borrowers from the exercise of any stock options held by any director, employee or member of senior management of such Borrower where such resulting net proceeds (x) are less than or equal to US$50,000.00 in connection with any such exercise and (y) are less than or equal to US$250,000.00 in the aggregate when taken together with all other such exercises which have occurred during the term of the Acquisition/Term Loan Facility.

                  (b) All mandatory prepayments of the Acquisition/Term Loan Facility shall be applied in the inverse order of maturity until the Acquisition/Term Loan Facility has been repaid in full. Upon the repayment in full of the Acquisition/Term Loan Facility, all net proceeds obtained by the Borrowers in the manner set forth in SECTION 2.08(ii)(a)(1), (2) AND (3) above shall be applied towards the repayment of the outstanding principal balance of the US Revolving Credit Loan Facility and the Canadian Revolving Credit Loan Facility based on the ratio of each Lender's Revolving Credit Commitment to all of the Revolving Credit Commitments.

                  (c) To the extent of any remaining monies available under
SECTION 2.08(ii)(a) AND (b) above, after repayment in full of the Loan Facilities, all such monies shall be the sole property of the Borrowers, and the Agents and the Lenders shall have no rights or interests therein.

      SECTION 2.09 PAYMENTS; COLLECTION OF ACCOUNTS.

            (i) COLLECTION OF ACCOUNTS. The Borrowers are authorized to collect the Accounts and any other proceeds of Collateral on behalf of and in trust for the Administrative Agent, the other Agents and the Lenders, at the Borrowers' expense, but such authority shall automatically terminate upon the occurrence of an Event of Default. The US Collateral Agent and/or the Canadian Collateral Agent, as applicable, may modify or terminate such authority at any time upon the occurrence of an Event of Default and directly collect the Accounts and other monetary obligations included in the Collateral. The Borrowers shall, at the Borrowers' expense and in the manner requested by the US Collateral Agent and/or the Canadian Collateral Agent, as applicable, from time to time, direct that remittances and all other proceeds of Accounts and other Collateral shall be delivered to the US Collateral Agent and/or the Canadian Collateral Agent, as applicable, pursuant to the terms of the Collateral Documents.

            (ii) MANNER AND TIME OF PAYMENT. (a) All payments of (1) principal, interest and/or fees in connection with the US Revolving Credit Loan Facility, the Acquisition/Term Loan Facility and/or the F/X Line of Credit Facility, including, without limitation, those in connection with US Reimbursement Obligations, US Letters of Credit, Foreign Exchange Contracts and/or any Swap Obligations, which are payable to the Administrative Agent, the US Collateral Agent and/or any of the US Lenders and (2) fees in connection with the Canadian Revolving Credit Loan Facility which are payable to the Administrative Agent, shall all be made without condition or reservation or right, in the applicable currency and in immediately available funds, delivered to the Administrative Agent not later than 10:00 A.M. (Cranford, New Jersey time) on the date due, to such account of the Administrative Agent at the Administrative Agent's Office for the account of the applicable US Lenders and (b) all payments of principal, interest and/or fees in connection with the Canadian Revolving Credit Loan Facility, including, without limitation, those in connection with Canadian Reimbursement Obligations, Canadian Letters of Credit and/or Canadian Bankers Acceptances, shall be payable to the Canadian Collateral Agent and/or the Canadian Lenders shall be without condition or reservation or right, in the applicable currency and in immediately available funds, delivered to the Canadian Collateral Agent not later than 10:00 A.M. (Toronto, Ontario time) on the date due, to such account of the Canadian Collateral Agent at the Canadian Collateral Agent's principal office in Toronto, Ontario for the account of the applicable Canadian Lenders. Funds received by the Administrative Agent and/or the Canadian Collateral Agent, as applicable, after that time and date shall be deemed to have been paid on the next succeeding Business Day. A monthly and/or quarterly invoice, as applicable, shall be sent by (A) with respect to the US Revolving Credit Loan Facility, the Acquisition/Term Loan Facility, the F/X Line of Credit Facility and/or the Master Agreement, the Administrative Agent and (B) with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent, to the applicable Borrowers reflecting the accrued interest due and owing and all fees due and owing hereunder. The US Borrowers hereby agree that on the Business Day that any payment of principal, interest and fees are due, the Administrative Agent shall automatically charge a demand deposit account of the US Borrowers, which account shall be maintained with the Administrative Agent at all times throughout the term of the Loan Facilities. The US Borrowers' authorization of the Administrative Agent to charge such account having sufficient funds on deposit shall constitute payment of the amount so authorized notwithstanding the Administrative Agent's failure to charge said account. The Canadian Borrower hereby agrees that on the Business Day that any payment of principal, interest and fees are due, the Canadian Borrower shall make payment of such amounts, in immediately available funds, at the Toronto, Ontario office of the Canadian Collateral Agent or at such other office as the Canadian Collateral Agent may designate from time to time in writing to the Canadian

Borrower. Any failure or delay by any Agent in submitting invoices for interest and fee payments shall not discharge or relieve the US Borrowers of the obligation to make such payments into the demand deposit account nor shall it discharge or relieve the Canadian Borrower of the obligation to make such payments. All payments actually received by the Administrative Agent and/or the Canadian Collateral Agent pursuant to the terms, conditions and provisions of the Loan Documents for the account of the applicable Lenders shall be paid to them promptly after receipt thereof by such Agent.

            (iii) APPORTIONMENT OF PAYMENTS. So long as there does not exist an Event of Default, all payments of principal and interest in respect of outstanding Loans, all payments of the fees described herein and all payments in respect of any other obligation (other than any fees payable by the US Borrowers solely to the Administrative Agent under the Master Agreement and other than amounts payable by the Canadian Borrower solely to Mellon US and Summit Bank under the F/X Line of Credit Facility) shall be allocated amongst the Agents and the Lenders as each of them may be entitled thereto as provided for herein. After the occurrence and during the continuance of an Event of Default, the Administrative Agent and/or the Canadian Collateral Agent, as applicable, unless otherwise directed by the Requisite Lenders, shall apply all payments remitted to such Agent and all amounts and proceeds of Collateral received by such Agent in accordance with the terms, conditions and provisions of SECTION 9.03 of this Loan Agreement.

            The Administrative Agent and/or the Canadian Collateral Agent, as applicable, shall promptly distribute to each Lender at its primary address set forth on the appropriate signature page hereof, or at such other address as a Lender may request in writing, such funds as it may be entitled to receive; PROVIDED THAT no such Agent shall in any event be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Lender and may suspend all payments or seek appropriate relief (including, without limitation, instructions from the Requisite Lenders or an action in the nature of an interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The order of priority herein is set forth solely to determine the rights and priorities of the Lenders as among themselves and at any time or from time to time may be changed by the Lenders as they may elect, in writing in accordance with the provisions of
SECTION 11.08 hereof, without necessity of notice to or consent of or approval by the Borrowers or any other Person.

            (iv) PAYMENTS ON NON-BUSINESS DAYS. Whenever any payment to be made by the Borrowers hereunder shall be stated to be due on a day which is not a Business Day, payments shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder (at the otherwise applicable rate) and of any of the fees specified in SECTION 2.07 hereof, as the case may be.

            (v) AGENTS' OR LENDER'S ACCOUNTING. The Administrative Agent and the Canadian Collateral Agent, as applicable, shall maintain a loan account (hereinafter referred to as the "Loan Account") on its respective books in which shall be recorded (a) the names and addresses of the Lenders and the US Revolving Credit Commitment, Canadian Revolving Credit Commitments and Acquisition/Term Loan Commitments of each Lender, as applicable, from time to time; (b) all other appropriate debits and credits as provided in this Loan Agreement, including, without limitation, all interest, fees, expenses, charges and other Obligations; and (c) all payments of Obligations made by the Borrowers, or for the Borrowers' account. All entries in the Loan Account shall be made in accordance with such Agent's customary accounting practices as in effect from time to time. Each of the Administrative Agent and the Canadian Collateral Agent will render a statement of the Loan Account monthly to the Borrowers and will deliver a copy thereof to each Lender. The Administrative Agent will notify each US Lender monthly if any US Letter of Credit Obligations with respect to US Letters of Credit issued by the Issuing Bank are outstanding on such date, and the principal amount of such US Letter of Credit Obligation owing to each US Lender on such date. The Canadian Collateral Agent will notify each Canadian Lender monthly if any Canadian Letter of Credit Obligations with respect to Canadian Letters of Credit issued by the Issuing Bank are outstanding on such date, and the principal amount of such Canadian Letter of Credit Obligation owing to each Canadian Lender on such date. Each and every such statement shall be deemed final, binding and conclusive upon the Borrowers and the Lenders in all respects as to all matters reflected therein (if made in good faith, absent manifest error), unless the Borrowers or any Lender, within twenty (20) days after the date such statement is rendered, delivers to the Administrative Agent and/or the Canadian Collateral Agent, as appropriate, written notice of any objection which the Borrowers or such Lender may have to any such statement. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by the Borrowers or the Lenders and all of the Administrative Agent's and/or the Canadian Collateral Agent's other entries in the Loan Account evidencing Loans, Letters of Credit and other financial accommodations made from time to time shall be final, binding and conclusive upon the Borrowers and the Lenders (if made in good faith, absent manifest error) as to the existence and amount of the Obligations recorded in the Loan Account.

      SECTION 2.10 SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS. Notwithstanding other provisions of this Loan Agreement to the contrary, if any, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

            (i) AMOUNT OF EURODOLLAR RATE LOANS. Each Eurodollar Rate Loan shall be for a minimum amount of US$50,000.00 and in integral multiples of US$10,000.00 in excess of that amount.

            (ii) DETERMINATION OF EURODOLLAR INTEREST PERIOD. By giving notice as set forth in SECTION 2.01(ii), SECTION 2.02(ii) and SECTION 2.05(iii) hereof (with respect to a conversion into or a continuation of Eurodollar Rate Loans), the Borrowers shall have the option, subject to the other provision of this
SECTION 2.10, to specify an Eurodollar Interest Period to apply to the Borrowing of Eurodollar Rate Loans described in such notice, subject to availability. The determination of Eurodollar Interest Periods shall be subject to the following provisions:

                  (a) In the case of immediately successive Eurodollar Interest Periods applicable to a Borrowing of Eurodollar Rate Loans, each successive Eurodollar Interest Period shall commence on the day on which the next preceding Eurodollar Interest Period expires;

                  (b) If any Eurodollar Interest Period would otherwise expire on a day which is not a Business Day, the Eurodollar Interest Period shall be extended to expire on the next succeeding Business Day; PROVIDED, HOWEVER, that if any such Eurodollar Interest Period applicable to a Borrowing of Eurodollar Rate Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in that month, that Eurodollar Interest Period Shall expire on the immediately preceding Business Day;

                  (c) The Borrowers may not select a Eurodollar Interest Period which terminates later than (1) February 22, 2004, with respect to any US Revolving Credit Loan and/or any Canadian Revolving Credit Loan denominated in Dollars and (2) February 22, 2008, with respect to any Acquisition/Term Loan;

                  (d) The Borrowers may not select a Eurodollar Interest Period with respect to any portion of principal of a Eurodollar Rate Loan which extends beyond a date on which the Borrowers are required to make a scheduled payment of any portion of principal, it being understood and agreed that any Eurodollar Rate Loan whose Eurodollar Interest Period ends less than one month prior to such required principal payment date shall be deemed converted to a Base Rate Loan as of the last day of such Eurodollar Interest Period for purposes of determining whether any portion of principal of any Eurodollar Rate Loan is required in order to make a mandatory payment of principal;

                  (e) There shall be no more than ten (10) Eurodollar Interest Periods under this Loan Agreement in effect at any one time; and

                  (f) No Canadian Revolving Credit Loan denominated in Canadian Dollars may bear interest at the Eurodollar Rate.

            (iii) DETERMINATION OF INTEREST RATE. As soon as practicable after 10:00 a.m. (Cranford, New Jersey time) or, with respect to Canadian Revolving Credit Loans, 10:00 A.M. (Toronto, Ontario time) on any Eurodollar Interest Rate Determination Date, the Administrative Agent or, with respect to Canadian Revolving Credit Loans, the Canadian Collateral Agent shall determine (which determination shall, absent manifest error, be presumptively correct) the interest rate which shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Eurodollar Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrowers and to each Lender.

            (iv) INTEREST RATE UNASCERTAINABLE, INADEQUATE OR UNFAIR. If, with respect to any Eurodollar Interest Period, the Administrative Agent, or, with respect to Canadian Revolving

Credit Loans, the Canadian Collateral Agent, or any Lender determines that (a) deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Eurodollar Interest Period; (b) adequate and reasonable means do not exist for ascertaining the Eurodollar Rate; (c) a contingency has occurred which materially and adversely affects the London interbank Eurodollar market as a whole; or (d) the effective cost to such Lender of funding a proposed Funding Segment of the Eurodollar Portion from a corresponding source of funds in the London interbank eurodollar market shall exceed the Eurodollar Rate, applicable to such Funding Segment, the Administrative Agent or, with respect to Canadian Revolving Credit Loans, the Canadian Collateral Agent shall forthwith give notice thereof to the Borrowers, whereupon until the Administrative Agent or, with respect to Canadian Revolving Credit Loans, the Canadian Collateral Agent notifies the Borrowers that the circumstances giving rise to such suspension no longer exist, (1) the right of the Borrowers to elect to have Loans bear interest based upon the Eurodollar Rate shall be suspended and (2) each outstanding Eurodollar Rate Loan shall be converted into a Base Rate Loan on the last day of the then current Eurodollar Interest Period therefor, notwithstanding any prior election by the Borrowers to the contrary.

            (v) ILLEGALITY. (a) In the event that on any date any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties) that the making or continuation of any Eurodollar Rate Loan has become unlawful by compliance by that Lender in good faith with any Law of any Governmental Authority (whether or not having the force of Law and whether or not failure to comply therewith would be unlawful), then, and in any such event, such Lender shall promptly give notice (by telephone promptly confirmed in writing) to the Borrowers and the Administrative Agent or, with respect to Canadian Revolving Credit Loans, the Canadian Collateral Agent (which notice the Administrative Agent or, with respect to Canadian Revolving Credit Loans, the Canadian Collateral Agent shall promptly transmit to each Lender) of that determination.

                  (b) Upon the giving of the notice referred to in SECTION 2.10(v)(a) above, (1) the Borrowers' right to request of such Lender and such Lender's obligation to make Eurodollar Rate Loans shall be immediately suspended, and such Lender shall make a Loan, as part of any requested Borrowing of Eurodollar Rate Loans, as a Base Rate Loan, which Base Rate Loan shall, for all purposes, be considered a part of such Borrowing, and (2) if the affected Eurodollar Rate Loan(s) are then outstanding, the Borrowers shall immediately (or, if permitted by applicable Law, no later than the date permitted thereby, upon at least one (1) Business Day's written notice to the Administrative Agent or, with respect to Canadian Revolving Credit Loans, the Canadian Collateral Agent and the affected Lender) convert each such Loan into a Base Rate Loan.

                  (c) In the event that such Lender determines at any time following its giving of the notice referred to in SECTION 2.10(iv) and/or
SECTION 2.10(v)(a) above that such Lender may lawfully make Eurodollar Rate Loans of the type referred to in such notice, such Lender shall promptly give notice (by telephone confirmed in writing) to the Borrowers and the Administrative Agent or, with respect to Canadian Revolving Credit Loans, the Canadian

Collateral Agent (which notice the Administrative Agent or, with respect to Canadian Revolving Credit Loans, the Canadian Collateral Agent shall promptly transmit to each Lender) of that determination, whereupon the Borrowers' right to request of such Lender, and such Lender's obligation to make, Eurodollar Rate Loans shall be restored.

            (vi) COMPENSATION. In addition to such amounts as are required to be paid by the Borrowers pursuant to SECTIONS 2.05(i), 2.05(iv) and 2.05(vi) above, the Borrowers shall compensate each Lender, upon demand, for any and all losses, expenses and liabilities (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund or maintain such Lender's Eurodollar Rate Loans to the Borrowers) which losses, expenses and liabilities such Lender sustains or would sustain (a) if for any reason, other than the gross negligence or willful misconduct of the Administrative Agent or, with respect to Canadian Revolving Credit Loans, the Canadian Collateral Agent or such Lender, a Borrowing, conversion or continuation of Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion/Continuation or in a telephonic request for borrowing or conversion/continuation or a successive Eurodollar Interest Period does not commence after notice therefor is given pursuant to SECTION 2.05(iii) above, (b) if any prepayment of a Eurodollar Rate Loan (including, without limitation, any prepayment pursuant to SECTION 2.08 above) occurs for any reason on a date which is not the last day of the applicable Eurodollar Interest Period, (c) as a consequence of any required conversion of a Eurodollar Rate Loan to a Base Rate Loan as a result of any of the events indicated in SECTION 2.10(v) above or (d) as a consequence of any other failure by the Borrowers (other than the failure of the Administrative Agent or, with respect to Canadian Revolving Credit Loans, the Canadian Collateral Agent to charge any account having sufficient funds as authorized by the Borrowers pursuant to SECTION 2.10(ii) above) to repay Eurodollar Rate Loans when required by the terms of this Loan Agreement. Such Lender shall deliver to the Borrowers a written statement as to such losses, expenses and liabilities which statement shall be conclusive as to such amounts in the absence of manifest error. The Borrowers' responsibility to pay such amounts shall be absolute regardless of whether any such Lender actually obtained funds for any such Eurodollar Rate Loans from the London interbank eurodollar market.

            (vii) EURODOLLAR RATE TAXES. The Borrowers hereby covenant and agree that:

                  (a) provided the Borrowers shall have received a written request therefor, together with a certificate setting forth the basis therefor and calculation thereof, the Borrowers will pay, on the later of (1) thirty (30) days following its receipt of such request and certificate or (2) the Business Day immediately prior to the date upon which penalties attach thereto, all present and future stamp and other taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of a Loan solely as a result of the interest rate being determined by reference to the Eurodollar Rate or the provisions of this Loan Agreement relating to the Eurodollar Rate or the recording, registration, notarization or other formalization of any thereof or any payments of principal, interest or other amounts made on or in respect of a Loan made to the Borrowers when the interest rate is determined by reference to the Eurodollar Rate (all such taxes, levies, costs and charges shall be hereinafter collectively referred to as the "Eurodollar Rate Taxes"), excluding any of the foregoing arising out of the gross negligence or willful misconduct of any Lender; PROVIDED, however, that Eurodollar Rate Taxes shall not include net income or franchise taxes imposed by any Governmental Authorities. The Borrowers shall also pay such additional amounts equal to increases in Eurodollar Rate Taxes attributable to payments made by the Borrowers pursuant to this CLAUSE (A). Promptly after the date on which payment of any such Eurodollar Rate Tax is due pursuant to the preceding sentence, the Borrowers will, at the request of such Lender, furnish to such Lender evidence, in form and substance satisfactory to such Lender, that the Borrowers have met their obligation under this SECTION 2.10(vii); and

                  (b) the Borrowers will indemnify each Lender against, and reimburse each Lender on demand for, any Eurodollar Rate Taxes paid by such Lender in respect of a Loan made to the Borrowers, as determined by such Lender in its reasonable business judgment, PROVIDED THAT the Lender shall have provided the Borrowers with (1) appropriate receipts for any payments or reimbursements made by the Borrowers pursuant to this CLAUSE (b) and (2) such information as may reasonably be required to indicate the basis for such Eurodollar Rate Taxes; PROVIDED, HOWEVER, that if a Lender subsequently recovers, or receives a net tax benefit with respect to, any amount of Eurodollar Rate Taxes previously paid or indemnified by the Borrowers pursuant to this SECTION 2.10(vii)(a) OR (b), such Lender shall, within thirty (30) days after receipt of such refund, and to the extent permitted by applicable Law, pay to the Borrowers the amount of any such recovery or net tax benefit. The amount of Eurodollar Rate Taxes due pursuant to the provisions of this SECTION 2.10(b) shall only be payable to the extent such Eurodollar Rate Taxes exceed the amount paid pursuant to SECTION 2.10(vii)(a) below.

                  (c) Notwithstanding anything contained in this SECTION 2.10 to the contrary, the provisions of SECTION 2.13 hereof applicable to Taxes shall be fully applicable, MUTATIS MUTANDIS, to Eurodollar Rate Taxes, and the Borrowers shall not be required to pay any amount under this SECTION 2.10 that would not be payable after taking into account the provisions of such SECTION 2.13 below, including, without limitation, any limitation on the amount payable to the Borrowers pursuant to SUBSECTIONS (iii) THROUGH (ix) inclusive of such SECTION
2.13 below.

            (viii) BOOKING OF EURODOLLAR RATE LOANS. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of, any of its branch offices, agencies or the office of a Eurodollar Affiliate of that Lender; PROVIDED, HOWEVER, no such Lender shall be entitled to receive any greater amount under SECTION 2.05(vi) or SECTION 2.10(vii) above as a result of the transfer of any such Eurodollar Rate Loan than such Lender would be entitled to immediately prior thereto unless (a) such transfer occurred at a time when circumstances giving rise to the claim for such greater amount did not exist and were not reasonably foreseeable in the view of such Lender and (b) such claim would have arisen even if such transfer had not occurred.

            (ix) AFFILIATES NOT OBLIGATED. Unless expressly provided herein, no Eurodollar

Affiliate or other affiliate of any Lender shall be deemed a party to this Loan Agreement or shall have any rights, liability or obligation under this Loan Agreement.

      SECTION 2.11 INCREASED CAPITAL. If either (i) the introduction of or any change in or in the interpretation of any Law or regulation or (ii) compliance by any Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of Law and whether or not the failure to comply therewith would be unlawful) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and such Lender determines that the amount of such capital is increased by or based upon the existence of such Lender's US Revolving Credit Commitment, Canadian Revolving Credit Commitment and/or Acquisition/Term Loan Commitment, if any, and other commitments of this type or upon the existence of Letters of Credit (or similar contingent obligations), then, upon demand by such Lender, together with the certificate referred to in the last sentence of this SECTION 2.11, the applicable Borrowers shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for any loss in its net yield from the transactions contemplated by this Loan Agreement in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's Commitments or to the issuance or maintenance of any Letter of Credit for the account of the Borrowers. A certificate as to such amounts, together with calculations evidencing such additional amount and the law, rule, interpretation, regulation or guideline with respect thereto, submitted to the Borrowers by such Lender, shall, in the absence of manifest error, be conclusive and binding for all purposes.

      SECTION 2.12 AUTHORIZED OFFICERS OF THE BORROWERS. The Borrowers shall notify the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent in writing of the names of the officers and employees authorized to request Loans, Letters of Credit and Canadian Bankers Acceptances and to request a conversion/continuation of any Loan and/or any Canadian Bankers Acceptance and shall provide the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent with a specimen signature of each such Authorized Officer. The Administrative Agent, the Canadian Collateral Agent and each of the Lenders shall be entitled to rely conclusively on such officer's or employee's authority to request such Loan, Letter of Credit or Canadian Bankers Acceptance or such conversion/continuation until the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent receives written notice to the contrary. None of the Administrative Agent, the Canadian Collateral Agent or any of the Lenders shall have any duty to verify the authenticity of the signature appearing on any written Notice of Borrowing or Notice of Conversion/Continuation which it believes in good faith and absent gross negligence has been signed or presented by the proper party or parties and, with respect to an oral request for such a Loan or Letter of Credit or such conversion/continuation, none of the Administrative Agent, the Canadian Collateral Agent or any of the Lenders shall have any duty to verify the identity of any Person representing himself as one of the officers or employees authorized to make such request on behalf of the Borrowers.

None of the Administrative Agent, the Canadian Collateral Agent or any Lender shall incur any liability to the Borrowers in acting upon any telephonic notice referred to above which the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent believes in good faith and absent gross negligence to have been given by a duly Authorized Officer or other person authorized to borrow on behalf of the Borrowers or for otherwise acting in good faith under this SECTION 2.12.

      SECTION 2.13 TAXES.

            (i) PAYMENTS NET OF TAXES. Provided that each Lender and the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent shall have complied with the provisions of SECTION 2.13(iii), all payments made by the Borrowers under this Loan Agreement or any other Loan Document shall be made free and clear of, and without reduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, including, without limitation, any taxes assessed by the United States, any State in the United States, Canada and/or any Province in Canada, and all liabilities with respect thereto, excluding

                  (a) in the case of the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent and each Lender, net income or franchise taxes imposed on such Agent and/or such Lender by the jurisdiction under the laws of which such Agent or such Lender is organized or any political subdivision or taxing authority thereof or therein or as a result of a connection between such Agent or Lender and any jurisdiction (whether or not attributable to the transactions contemplated hereby), and

                  (b) in the case of each Lender, net income or franchise taxes imposed by any jurisdiction in which such Lender's lending offices which make or book loans are located or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, deductions, charges, fees or withholdings of such Governmental Authorities, including, without limitation, any taxes assessed by the United States, any State in the United States, Canada and/or any Province in Canada, being hereinafter referred to as the "Taxes"). If any Taxes are required to be withheld or deducted from any amounts payable to the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent or any Lender under this Loan Agreement or any other Loan Document, the Borrowers shall pay the relevant amount of such Taxes and the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Loan Agreement and the other Loan Documents. Whenever any Taxes are paid by the Borrowers with respect to payments made in connection with this Loan Agreement or any other Loan Document, as promptly as possible thereafter, the Borrowers shall send to the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof.

            (ii) INDEMNITY. Provided that each Lender and the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent shall have complied with the provisions of SECTION 2.13(iii) below, the Borrowers hereby agree to indemnify the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent and each of the Lenders for the full amount of all Taxes attributable to payments by or on behalf of the Borrowers hereunder or under any of the other Loan Documents paid by such Agent or such Lender (including any incremental Taxes, interest or penalties that may become payable by such Agent or such Lender as a result of any failure to pay such Taxes), whether or not such Taxes were correctly or legally asserted, excluding any of the foregoing arising out of any Agent's or any Lender's gross negligence or willful misconduct. The amount of Taxes due pursuant to the preceding sentence shall only be payable to the extent such Taxes exceed the amount of Taxes paid pursuant to SECTION 2.13(i) above. Such indemnification shall be made within thirty (30) days from the date such Lender or such Agent, as the case may be, makes written demand therefrom together with the calculation thereof and the basis therefor.

            (iii) WITHHOLDING AND BACKUP WITHHOLDING. (a) Each Lender (other than the Canadian Lenders providing Canadian Revolving Credit Loans and/or Canadian Letters of Credit) that is incorporated or organized under the Laws of any jurisdiction other than the United States or any State thereof agrees that, on or prior to the date any payment is due to be made to it hereunder or under any other Loan Document in connection with its US Revolving Credit Commitment and/or Acquisition/Term Loan Commitment for Loans and Letters of Credit which are to be booked in the United States, as directed by the Borrowers, it will furnish to the Borrowers and the Administrative Agent:

                  (1) (A) in the case of a Lender which is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two valid, duly completed copies of United States Internal Revenue Service Form 4224 or United States Internal Revenue Form 1001 and/or Non-Bank Compliance Certificate, as applicable, or successor applicable form, as the case may be, certifying in each case that such Lender is entitled to receive payments under this Loan Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes and (B) in the case of a Lender which is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a certificate in substantially the form attached hereto as EXHIBIT "M" and made a part hereof, with blanks appropriately filled (hereinafter each referred to as a "Non-Bank Compliance Certificate"); and

                  (2) a valid, duly completed Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax.

Each Lender which so delivers to the Borrowers and the Administrative Agent a Form 1001 or 4224 and/or Non-Bank Compliance Certificate, as applicable, and Form W-8 or W-9, or successor applicable forms agrees to deliver to the Borrowers and the Administrative Agent two further copies of the said Form 1001 or 4224 and/or Non-Bank Compliance Certificate, as applicable, and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding tax, or after the occurrence of any event requiring a change in the most recent form previously delivered by it, and such extensions or renewals thereof as may reasonably be requested by the Borrowers and the Administrative Agent, certifying in the case of a Form 1001 or Form 4224 and/or Non-Bank Compliance Certificate, as applicable, that such Lender is entitled to receive payments under this Loan Agreement or any other Loan Document without deduction or withholding of any United States federal income taxes, unless a change of Law has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such letter or form with respect to it and such Lender advises the Borrowers and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. If the form provided by the Lender or the Administrative Agent (other than in the event of a change in law) indicates a withholding tax in excess of zero, then such withholding tax shall be considered excluded from Taxes and no payment shall be due under this SECTION 2.13 with respect to such withholding tax.

                  (b) Each Canadian Lender that is incorporated or organized under the Laws of any jurisdiction other than Canada or any Province of Canada agrees that, on or prior to the date any payment is to be made to it hereunder or under any other Loan Document in connection with its Canadian Revolving Credit Commitment for Canadian Revolving Credit Loans and Canadian Letters of Credit, it will furnish or will have previously furnished to the Canadian Borrower and the Canadian Collateral Agent a Certificate of Residency, in a form reasonably acceptable to the Canadian Collateral Agent (confirming either that (1) it is not a non-resident of Canada for purposes of the Income Tax Act (Canada) or (2) Canadian withholding tax is otherwise not exigible on any payments to be made by the Canadian Borrower to such Canadian Lender.

            (iv) Any Lender or any Agent claiming amounts payable under this
SECTION 2.13 or SECTION 2.10(vii) of this Loan Agreement shall use reasonable efforts to mitigate taxes (e.g., changing the jurisdiction of its lending office) if such efforts would reduce the amounts payable under this SECTION 2.13 or SECTION 2.10(vii) of this Loan Agreement.

            (v) Upon the payment in full to a Lender or the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent with respect to Taxes or Eurodollar Rate Taxes under this
SECTION 2.13 or SECTION 2.10(vii) the Borrowers shall be subrogated to all rights of the applicable Lender or the applicable Agent to seek recovery or reimbursement from any Person of such amounts. Provided a Lender has complied with the terms of this SECTION 2.13 and SECTION 11.02 of this Loan Agreement, there shall be no right of the Borrowers to recover or receive reimbursement against or from said Lender or the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent for foreign tax credits in respect of said Lender's taxable income in respect of such Taxes or Eurodollar Rate Taxes. Each Lender and the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent shall reasonably assist the Borrowers to recover amounts paid pursuant to this SECTION 2.13 or SECTION 2.10(vii) above from the relevant taxing authority. If a Lender or the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent subsequently recovers, or receives a net tax benefit with respect to any amount of Taxes or Eurodollar Rate Taxes paid or indemnified by the Borrowers, then such Lender or such Agent, as applicable, shall pay to the Borrowers the amount of any such recovery or net tax benefit within thirty (30) days of the receipt of such refund.

            (vi) Unless the Borrowers have given their prior written consent, none of the Lenders or the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent shall be entitled to a payment under this SECTION 2.13 or SECTION 2.10(vii) of this Loan Agreement with respect to Taxes or Eurodollar Rate Taxes which resulted directly from the Administrative Agent's or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent's or a Lender's change in account, branch or office.

            (vii) None of the Lenders or the Administrative Agent or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent shall be entitled to a payment under this SECTION 2.13 or SECTION 2.10(vii) to the extent such payment arises out of the Lender's or the Administrative Agent's or, with respect to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent's gross negligence or willful misconduct.

            (viii) No amounts will be payable under this SECTION 2.13 to the extent that such amounts have been covered pursuant to another section of this Loan Agreement.

            (ix) All payments made pursuant to this SECTION 2.13 or SECTION 2.10(vii) shall be treated by the relevant parties as additional interest hereunder.

      SECTION 2.14 SECURITY FOR THE LOAN FACILITIES. As security for the due and punctual payment and performance of the Obligation of the Borrowers under the Loan Documents, the Borrowers shall execute, or cause to be executed, and deliver to the applicable Agent or Agents, for the benefit of the appropriate Lenders, the Collateral Documents.

      SECTION 2.15 CURRENCY FLUCTUATIONS.

            (i) Not later than 1:00 p.m. (Toronto, Ontario time) on the last Business Day of each calendar month (hereinafter referred to as the "Calculation Date"), the Canadian Collateral Agent shall determine the Exchange Rate as of such date. The Exchange Rate so determined shall become effective on the first Business Day immediately following such determination (hereinafter referred to as a "Reset Date") and shall remain effective until the next succeeding Reset Date.

            (ii) Not later than 4:00 p.m. (Toronto, Ontario time) on each Reset Date, the Canadian Collateral Agent shall determine the Dollar Equivalent of the outstanding Canadian Revolving Credit Loans, Canadian Bankers Acceptances (without discount) and Canadian Letters of Credit.

            (iii) If, on any Reset Date and/or on the Canadian Revolving Credit Termination Date, the aggregate outstanding amount (expressed in US Dollars) of all Canadian Revolving Credit Loans, Canadian Letter of Credit Obligations and the aggregate face amount of all outstanding Canadian Bankers Acceptances (without discount) exceeds US$5,000,000.00 (hereinafter referred to as the "Maximum Canadian Exposure"), then (a) the Canadian Collateral Agent shall give notice thereof to the Canadian Borrower and the Canadian Lenders and (b) within two (2) Business Days thereafter, the Canadian Borrower shall repay or prepay Canadian Revolving Credit Loans in accordance with this Loan Agreement in an aggregate principal amount such that, after giving effect thereto, the aggregate outstanding amount (expressed in US Dollars) of all Canadian Revolving Credit Loans, Canadian Letter of Credit Obligations and the aggregate face amount (without discount) of all outstanding Canadian Bankers Acceptances no longer exceeds the Maximum Canadian Exposure; PROVIDED THAT nothing herein shall diminish the Canadian Borrower's obligation to repay in full all of the Obligations as and when required by the terms, conditions and provisions of this Loan Agreement.

            (iv) Without limiting the terms, conditions and/or provisions of
SECTION 2.15(iii) above, if, on any day prior to the Canadian Revolving Credit Termination Date, the aggregate outstanding amount (expressed in US Dollars) of all Canadian Revolving Credit Loans, the Canadian Letter of Credit Obligations and the aggregate face amount of all outstanding Canadian Bankers Acceptances (without discount) exceeds the Maximum Canadian Exposure, then (a) the Canadian Collateral Agent shall give notice thereof to the Canadian Borrower and the Canadian Lenders and (b) within two (2) Business Days thereafter, the Canadian Borrower shall repay or prepay Canadian Revolving Credit Loans in accordance with the terms, conditions and provisions of this Loan Agreement in an aggregate principal amount such that, after giving effect thereto, the aggregate outstanding amount (expressed in US Dollars) of all Canadian Revolving Credit Loans, the Canadian Letter of Credit Obligations and the aggregate face amount of all outstanding Canadian Bankers Acceptances (without discount) no longer exceeds the Maximum Canadian Exposure. Nothing set forth in this SECTION 2.15 shall be construed to require the Canadian Collateral Agent to calculate daily compliance under this SECTION 2.15.

            (v) To the extent the repayments and prepayments referenced in SECTIONS 2.15(iii) and 2.15(iv) above are such that, after giving effect thereto, the Canadian Letter of Credit Obligations and the aggregate face amount of all outstanding Canadian Bankers Acceptances (without discount) still exceeds the Maximum Canadian Exposure (expressed in US Dollars), then the Canadian Borrower shall immediately upon demand provide cash collateral to the Canadian Collateral Agent required to obtain such results.

      SECTION 2.16 JOINT AND SEVERAL LIABILITY. All of the Borrowers hereby acknowledge, covenant and agree that all Obligations, liabilities and covenants made, incurred and undertaken by them under this Loan Agreement and the other Loan Documents, including, without limitation, all obligations to pay principal, interest, fees and expenses, in connection with (i) the US Revolving Credit Loan Facility and the Acquisition/Term Loan Facility ONLY, are on a JOINT AND SEVERAL BASIS as amongst the US Borrowers ONLY and that the Canadian Borrower shall have no liability for the repayment of any of the US Revolving Credit Loans, the Acquisition/Term Loans and/or the US Reimbursement Obligations and (ii) the Canadian Revolving Credit Loan Facility and the F/X Line of Credit Facility ONLY, are solely the obligations of the Canadian Borrower and the US Borrowers shall have no liability for the repayment of the Canadian Revolving Credit Loans, the F/X Line of Credit Facility and/or the Canadian Reimbursement Obligations, except for the obligations of the US Borrowers under and/or in connection with any of the Agreements of Guaranty.

                                   ARTICLE III

                   CONDITIONS PRECEDENT TO THE LOAN FACILITIES

      SECTION 3.01 CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS LOAN AGREEMENT. This Loan Agreement shall become effective on the Closing Date when the following conditions precedent have been satisfied (unless waived by the Requisite Lenders or unless the deadline for delivery has been extended by the Administrative Agent):

            (i) CERTAIN DOCUMENTS. The Administrative Agent and the Canadian Collateral Agent shall have received on or before the Closing Date all of the following, all of which, except as otherwise specifically described below, shall be in form and substance satisfactory to the Requisite Lenders and in sufficient copies for each of the Lenders:

                  (a) This Loan Agreement, together with all Exhibits and Schedules attached hereto;

                  (b) A Notice of Borrowing pursuant to SECTION 2.01 and SECTION
2.02 of this Loan Agreement dated the Closing Date and executed by the applicable Borrowers;

                  (c) A US Revolving Credit Loan Note made payable to Summit
Bank;

                  (d) A Canadian Revolving Credit Loan Note made payable to Mellon Canada;

                  (e) An Acquisition/Term Loan Note #1 made payable to Summit

Bank, if applicable;

                  (f) An Acquisition/Term Loan Note #1 made payable to Mellon Bank, N.A., if applicable;

                  (g) The Security Agreements;

                  (h) The Pledge of Stock Agreements;

                  (i) The Agreements of Guaranty;

                  (j) UCC-1 Financing Statements under the Uniform Commercial Code, as enacted in any jurisdiction where any of the Collateral is located and financing statements under the Personal Property Security Act (Ontario), each signed by the applicable Borrowers and financing statement registrations signed by or on behalf of the Canadian Collateral Agent;

                  (k) Opinions addressed to the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and each Lender, dated the Closing Date, of counsel to the Borrowers and other applicable Persons covering the matters addressed in EXHIBIT "N" hereto and such other matters as may be requested by the Administrative Agent, all in form and substance satisfactory to the Administrative Agent in its sole and absolute discretion; and

                  (l) Certificates of the Secretary or Assistant Secretary of the Borrowers dated the Closing Date certifying (1) the names and true signatures of the incumbent officers of the Borrowers authorized to sign this Loan Agreement and all other Loan Documents executed by the Borrowers in connection with this Loan Agreement, (2) the By-Laws of the Borrowers as in effect on the date of such certification, (3) the resolutions of the Borrowers' Board of Directors approving and authorizing the execution, delivery and performance of this Loan Agreement and all other Loan Documents executed by the Borrowers in connection therewith, or filed by the Borrowers and (4) that there have been no changes in the Certificate of Incorporation of the Borrowers since the date of the most recent certification thereof by the office of the appropriate Governmental Authority delivered to the Administrative Agent prior to the Closing Date;

                  (m) The Certificates of Incorporation of the Borrowers, as amended, modified and/or supplemented, as applicable, up to and including the Closing Date, which shall be certified to be true, correct and complete by the office of the appropriate Governmental Authority delivered to the Administrative Agent prior to the Closing Date;

                  (n) Good Standing Certificates and/or Certificates of Status certified by the office of the appropriate Governmental Authority, relating to the Borrowers for each of the states, provinces and countries in which the Borrowers are qualified to conduct business;

                  (o) Projected consolidated balance sheets, income statements and cash flow projections for the Borrowers for the Fiscal Years 2001 through 2003 and such other financial information (including any annual or quarterly financial statements of the Borrowers) as the Administrative Agent or the Requisite Lenders may request;

                  (p) Evidence of the insurance required by the terms of the Collateral Documents, containing the endorsements required by such Collateral Documents and this Loan Agreement;

                  (q) A contemporaneous search of UCC, all relevant Personal Property Security Act registries in Ontario, real property, tax, judgment and litigation dockets and records, BANK ACT notices and other appropriate registers shall have revealed no filings or recordings in effect with respect to (1) the Collateral purported to be covered by the Collateral Documents and (2) the Borrowers and their Subsidiaries, except such as are acceptable to the Administrative Agent and the Canadian Collateral Agent (it being understood that such acceptance does not limit the obligations of the Borrowers with respect to the priority of the Liens in favor of the

Administrative Agent) and the Administrative Agent and the Canadian Collateral Agent shall have received a copy of the search reports received as a result of the search; and

                  (r) Such additional documentation as the Administrative Agent or the Requisite Lenders may reasonably require.

            (ii) FEES AND EXPENSES PAID. The Borrowers shall have paid to the Administrative Agent or the Canadian Collateral Agent, as applicable, for its own account and for the account of each Lender, as applicable, all fees and expenses due and payable under this Loan Agreement, if any, on or before the Closing Date (including, without limitation, all attorneys' and solicitors' fees and expenses).

            (iii) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Borrowers and their Subsidiaries contained in SUBSECTIONS (i) THROUGH (xxxv) of SECTION 4.01 hereof and in any other Loan Document (other than for changes permitted or contemplated by this Loan Agreement and/or the Agreements of Guaranty) shall be true and correct in all material respects on and as of the Closing Date as though made on and as of that date (except any such representations and warranties stated to be given on a specific date other than the Closing Date).

            (iv) NO DEFAULT. No Event of Default or Potential Event of Default hereunder or under the other Loan Documents shall have occurred and be continuing on the Closing Date.

            (v) NO INJUNCTION. No Requirements of Law shall prohibit, and no order, judgment or decree of any Governmental Authority shall and, except as set forth on SCHEDULE 4.01(vii) hereto, no litigation shall be pending or threatened which in the reasonable judgment of the Administrative Agent or Requisite Lenders would, enjoin, prohibit restrain, impose or result in the imposition of any material adverse condition upon the consummation of the transactions contemplated hereby.

            (vi) COLLATERAL INFORMATION . The Administrative Agent shall have received complete and accurate information from the Borrowers with respect to the name and the location of the principal place of business and chief executive office for the Borrowers and their Subsidiaries.

            (vii) CONSENTS. The Borrowers shall have received all consents and authorizations required pursuant to any material contractual obligation with any other Person and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary to allow the Borrowers lawfully (a) to execute, deliver and perform, in all material respects, their obligations under this Loan Agreement, the other Loan Documents to which they are, or are to be, a party and each other agreement or instrument to be executed and delivered by them pursuant thereto or in connection therewith and (b) to create and perfect or continue the perfection of the Liens on the Collateral to be owned by them in the manner and for the purpose contemplated by the Collateral Documents.

            (viii) NO MATERIAL ADVERSE CHANGE. No Material Adverse Change shall have occurred since the date of the most recent annual "audited" financial report of the Borrowers and their Subsidiaries delivered to the Administrative Agent and the Requisite Lenders through the Closing Date, as to the condition (financial or otherwise), operations, performance, properties or prospects of the Borrowers and their Subsidiaries.

      SECTION 3.02 CONDITIONS PRECEDENT TO ALL LOANS AND LETTERS OF CREDIT. The obligation of any Lender to make any Loan requested to be made by it, and of the Issuing Bank to issue any Letter of Credit, on any date, is subject to the following conditions precedent as of such date:

            (i) NOTICE OF BORROWING. With respect to a request for a Revolving Credit Loan, the Administrative Agent shall have received in accordance with the provisions of SECTION 2.01(ii) AND/OR SECTION 2.02(ii) hereof, on or before any Borrowing Date, an original or facsimile, duly executed, Notice of Borrowing and the applicable Borrowers have otherwise complied with the requirements of
SECTION 2.01(ii) AND/OR SECTION 2.02(ii) of this Loan Agreement. With respect to a request for an Acquisition/Term Loan, the Administrative Agent shall have received in accordance with the provisions of SECTION 2.03(ii) hereof, on or before any Borrowing Date, an original or facsimile, duly executed, Notice of Borrowing and the US Borrowers have otherwise complied with the requirements of
SECTION 2.03(ii) of this Loan Agreement.

            (ii) APPLICATION FOR LETTERS OF CREDIT. With respect to a request for the issuance of a Letter of Credit, the appropriate Issuing Bank shall have received in accordance with the provisions of SECTION 2.01(vi) AND/OR SECTION 2.02(vi) hereof, on or before the date of issuance, an original and duly executed Letters of Credit Reimbursement Agreement.

            (iii) ADDITIONAL MATTERS. As of the Borrowing Date for any Loan or the date of issuance of any Letter of Credit:

                  (a) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Borrowers and their Subsidiaries contained in SECTIONS 4.01(i) THROUGH (xxxv) hereof and in any other Loan Document (other than representations and warranties which expressly speak only of a different date and other than for changes permitted or contemplated by this Loan Agreement and/or the Agreements of Guaranty) shall be true and correct in all material respects on and as of such Borrowing Date, as though made on and as of such date;

                  (b) NO DEFAULT. No Event of Default or Potential Event of Default shall have occurred and be continuing or would result from the making of the requested Loan or the issuance of the requested Letter of Credit;

                  (c) NO INJUNCTION. No law or regulations shall prohibit, and no order, judgment or decree of any Governmental Authority shall, and, except as set forth on SCHEDULE 4.01(vii) hereto, no litigation shall be pending or threatened which in the judgment of the Administrative Agent or the Requisite Lenders would, enjoin, prohibit, restrain, impose or result in the imposition of any material adverse condition upon, (1) any Lender from making the Loan requested to be made on the Borrowing Date or (2) the Issuing Bank, as the case may be, from issuing the Letter of Credit requested to be issued on the Borrowing Date; and

                  (d) NO MATERIAL ADVERSE CHANGE. No Material Adverse Change shall have occurred after the Closing Date.

            Each submission by the Borrowers to the Administrative Agent and/or the Canadian Collateral Agent, as applicable, of a Notice of Borrowing with respect to a Loan and the acceptance by the Borrowers of the proceeds of each such Loan made hereunder, or the request for the issuance of a Letter of Credit and the issuance of such Letter of Credit, shall constitute a representation and warranty by the Borrowers as of the Borrowing Date in respect of such Loan and the date of issuance of any Letter of Credit that all the conditions contained in this SECTION 3.02 have been satisfied.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      SECTION 4.01 REPRESENTATIONS AND WARRANTIES ON THE CLOSING DATE. In order to induce the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and the Lenders to enter into this Loan Agreement, the Borrowers hereby represent and warrant to the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and the Lenders that the following statements are true, correct and complete on and as of the Closing
Date:

            (i) ORGANIZATION; CORPORATE POWERS. Each of the Borrowers (a) is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its respective incorporation or formation, (b) is duly qualified to conduct business as a foreign corporation and is in good standing under the Laws of each jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified and (c) has all requisite power and authority to own, operate and encumber its property and assets and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by the Loan Documents.

            (ii) AUTHORITY. (a) Each of the Borrowers has the requisite corporate power and authority (1) to execute, deliver and perform each of the Loan Documents executed by it, or to be executed by it and (2) to file the Loan Documents filed by it, or to be filed by it, with the appropriate Governmental Authority.

                  (b) The execution, delivery and performance (or filing, as the case may be) of each of the Loan Documents to which each of the Borrowers is a party and the consummation of the transactions contemplated thereby, have been duly authorized by the Board of Directors of such Borrower and no further corporate proceedings on the part of such Borrower are necessary to consummate such transactions.

                  (c) Each of the Loan Documents to which each of the Borrowers is a party has been duly executed and delivered (or filed, as the case may be) by such Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

            (iii) SUBSIDIARIES AND OWNERSHIP OF CAPITAL STOCK. As of the Closing Date, Cantel Medical has two (2) active Subsidiaries; MediVators and Carsen Group and one (1) inactive Subsidiary, Wellspring, Inc., a Delaware corporation. As of the Closing Date, MediVators and Carsen Group have no Subsidiaries. With respect to Wellspring, Inc., a Delaware corporation, said Subsidiary of Cantel Medical is completely inactive, owning no assets (other than certain net operating losses), having no liabilities and conducting no business operations, and said Subsidiary of Cantel Medical has not been previously dissolved or liquidated SOLELY as a result of its having said net operating losses. Except with respect to Cantel Medical,

SCHEDULE 4.01(iii) hereof sets forth the number of authorized, issued and outstanding shares of each class of capital stock of the Borrowers and their Subsidiaries. Except for Cantel Medical, no capital stock (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of the Borrowers and/or their Subsidiaries is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto, except as set forth on SCHEDULE 4.01(iii) attached hereto. The outstanding capital stock of all of the Borrowers and their Subsidiaries has been duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock.

            (iv) NO CONFLICT. The execution and delivery by the Borrowers of each Loan Document and the performance of each of the transactions contemplated thereby do not and will not (a) constitute a tortious interference with any Contractual Obligation of the Borrowers, (b) conflict with or violate the Borrowers' and/or their Subsidiaries' respective Certificates of Incorporation or By-Laws, (c) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or require termination of any Contractual Obligation, the consequences of which conflict or default or termination are reasonably likely to have a Material Adverse Effect, (d) result in or require the creation or imposition of any Lien whatsoever upon any of the properties or assets of the Borrowers (other than Liens in favor of the Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent permitted pursuant to SECTION 7.02(ii) hereof) or (f) require any approval of stockholders, other than as otherwise obtained.

            (v) GOVERNMENTAL CONSENTS. The execution, delivery and performance of each Loan Document and the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except filings, consents or notices which have been, or will in due course, be made, obtained or given.

            (vi) GOVERNMENTAL REGULATION. None of the Borrowers or any of their respective Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any other Law such that any of the Borrower's and/or their respective Subsidiaries' ability to incur indebtedness is limited or its ability to consummate the transactions contemplated hereby is materially impaired.

            (vii) LITIGATION; ADVERSE EFFECTS. (a) Except as set forth in
SCHEDULE 4.01(vii) attached hereto, there is no claim, request for equitable adjustment, termination for convenience or default, action, suit, proceeding, audit, governmental investigation or arbitration, at law or in equity, or before or by or against any Governmental Authority, pending or, to the best knowledge of the Borrowers, threatened against the Borrowers or their Subsidiaries or any Property of the Borrowers or their Subsidiaries which is reasonably likely to
(1) result in any Material Adverse Change, (2) materially and adversely affect the ability of the Borrowers and their Subsidiaries to perform their respective obligations under the Law, any material Contractual Obligation and/or the Loan Documents or (3) materially and adversely affect the ability of the Borrowers and/or their Subsidiaries to perform their collective Obligations or the Lenders' ability to enforce such Obligations.

                  (b) None of the Borrowers or any of their respective Subsidiaries is (1) in violation of any applicable Law which violation has or is reasonably likely to have a Material Adverse Effect or (2) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or Governmental Authority which has or is reasonably likely to have a Material Adverse Effect. Except as set forth in SCHEDULE 4.01(vii) attached hereto, there is no action, suit, proceeding or investigation pending or, threatened against or affecting the Borrowers or their Subsidiaries challenging the validity or the enforceability of any of the Loan Documents.

            (viii) NO MATERIAL ADVERSE CHANGE. Since October 31, 2000, no Material Adverse Change has occurred in the condition (financial or otherwise), operations or performance of the Borrowers and their Subsidiaries, or the ability of the Borrowers and their Subsidiaries to perform their respective Obligations under the Loan Documents.

            (ix) PAYMENT OF TAXES. All tax returns and reports of the Borrowers and their Subsidiaries required to be filed, have been timely filed (or appropriate extensions of time for the filing of same have been timely requested), and all taxes, assessments, fees and other governmental charges thereupon and upon their respective Properties, assets, income and franchises which are shown on such returns as being due and payable, have been paid when due and payable, except such taxes, if any, that are reserved against in accordance with Generally Accepted Accounting Principles, such taxes as are being contested in good faith by appropriate proceedings or such filings or taxes the failure to file or to make payment of which when due and payable would not have, in the aggregate, a Material Adverse Effect. The Borrowers have no knowledge of any proposed written tax assessment against the Borrowers and their Subsidiaries that is reasonably likely to have a Material Adverse Effect, which is not being actively contested in good faith by the Borrowers and their Subsidiaries.

            (x) MATERIAL ADVERSE AGREEMENTS. None of the Borrowers or any of their respective Subsidiaries is a party to or subject to any Contractual Obligation or other restriction contained in their respective Certificates or Articles of Incorporation, By-Laws, Memorandum and Articles of Association or similar governing documents which is reasonably likely to have a Material Adverse Effect.

            (xi) PERFORMANCE. None of the Borrowers or any of their respective Subsidiaries is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any Contractual Obligation applicable to them, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under such Contractual Obligation, in each case, except where the consequences, direct or indirect, of such default or defaults, if any, are not reasonably likely to have a Material Adverse Effect.

            (xii) SECURITIES ACTIVITIES. None of the Borrowers or any of their respective Subsidiaries is engaged principally in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

            (xiii) REQUIREMENTS OF LAW. None of the Borrowers or any of their respective Subsidiaries has any actual knowledge of any non-compliance with respect to all Requirements of Law applicable to the Borrowers and their Subsidiaries and their respective businesses, and to the Borrowers' knowledge, the Borrowers and their Subsidiaries are not charged with, under investigation with respect to, any violation of any such Requirements of Law, except where a non-compliance or violation of all Requirements of Law would not reasonably be likely to have a Material Adverse Effect.

            (xiv) PATENTS, TRADEMARKS, PERMITS, ETC. The Borrowers and their Subsidiaries own, are licensed to use or otherwise have the lawful right to use, or have all permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of their respective businesses as currently conducted, except as would not reasonably be likely to have a Material Adverse Effect. The use of such permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know how and processes by the Borrowers and their Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements and do not, in the aggregate, give rise to any liability on the part of the Borrowers and their Subsidiaries. As of the Closing Date, none of the Borrowers or any of their respective Subsidiaries has any filings or registrations for patents, trademarks or tradenames in the United States Patent and Trademark Office or the Canadian Intellectual Property Office (for patents, trademarks, copyrights or otherwise), EXCEPT for the following trademark application all of which have been filed in the Canadian Intellectual Property Office: Application Serial No. 1,018,804 for MEDIVATORS filed on June 14, 1999 by MediVators for use in association with "medical apparatus and parts therefor; namely, flexible endoscope disinfectors".

            (xv) ENVIRONMENTAL MATTERS. Except as disclosed in SCHEDULE 4.01(xv) attached hereto, (a) the operations of the Borrowers and their Subsidiaries comply in all substantial respects with all applicable environmental, health and safety Requirements of Law; (b) the Borrowers and their Subsidiaries have obtained all environmental, health and safety Permits necessary for their respective operations, and all such Permits are in good standing, and the Borrowers and their Subsidiaries are in compliance with all terms and conditions of such Permits; (c) the Borrowers' and their Subsidiaries' respective present Properties and operations, and to the best of the Borrowers' knowledge, the Borrowers' and their Subsidiaries' respective past Properties and operations, are not the subject of any order from or agreement with any Governmental Authority or private party or any judicial or administrative proceeding or investigations respecting any environmental, health or safety Requirements of Law, and are not the subject of any Remedial Action or other Liabilities and Costs arising from the Release or threatened Release of an Environmental Concern Material into the Environment; (d) none of the Borrowers or any of their respective Subsidiaries has filed any notice under any Requirement of Law indicating past or present treatment, storage or disposal of an Environmental Concern Material in violation of any Environmental Law; (e) none of the Borrowers or any of their respective Subsidiaries has filed any notice under any applicable Requirement of Law reporting a Release of an Environmental Concern Material into the Environment in violation of any Environmental Law; (f) there is not now, nor has there ever been, on or in the Property of the Borrowers and/or their Subsidiaries in violation of any Environmental Law: (1) any generation, treatment, recycling, storage or disposal of any Environmental Concern Material, (2) any underground storage tanks or surface impoundments, (3) any asbestos-containing material, or
(4) any polychlorinated biphenyls (PCB's) used in hydraulic oils, electrical transformers or other equipment; (g) none of the Borrowers or any of their respective Subsidiaries has received any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Environmental Concern Material into the Environment, or as a result of exposure to asbestos or to cotton dust, which may result in any liability;
(h) after due inquiry, no Environmental Lien has attached to any Property of the Borrowers and/or their Subsidiaries; (i) none of the Borrowers or any of their respective Subsidiaries has entered into any negotiations or agreements with any Person (including, without limitation, the prior owner(s) of any Property owned or leased by the Borrowers and/or their Subsidiaries) relating to any Remedial Action or environmentally related Claim; (j) none of the Borrowers or any of their respective Subsidiaries has any material contingent liability in connection with any Release or threatened Release of any Environmental Concern Material into the Environment; and (k) none of the products that the Borrowers and/or their Subsidiaries manufacture, distribute or sell, or, to the best of the Borrowers' and their Subsidiaries' knowledge, ever have manufactured, distributed or sold, contains an asbestos-containing material.

            (xvi) ERISA. As of the Closing Date, the Borrowers, their Subsidiaries and any ERISA Affiliate do not maintain or contribute to any Plan other than those Plans listed on SCHEDULE 4.01(xvi) attached hereto. Except as otherwise provided on SCHEDULE 4.01(xvi), each Plan which is intended to be a qualified plan has been determined by the IRS to be qualified under Section 401(a), and each trust related to any such Plan has been so determined to be exempt from federal income tax under Section 501(a) of the Code prior to its amendment by the Tax Reform Act of 1986, and such Plan and trust are being operated in all material respects in compliance with and will be timely amended in accordance with the Tax Reform Act of 1986 and the Omnibus Budget Reconciliation Act of 1987 as interpreted by the regulations promulgated thereunder. Except as otherwise provided on SCHEDULE 4.01(xvi) attached hereto, the Borrowers, their Subsidiaries and any ERISA Affiliate do not maintain or contribute to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides lifetime benefits to retirees other than as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended and interpreted by regulations promulgated thereunder. The Borrowers, their Subsidiaries and all of their ERISA Affiliates are in compliance in all material respects with the responsibilities, obligations or duties imposed on them by ERISA or regulations promulgated thereunder with respect to all Plans (and with the responsibilities, obligations or duties imposed upon them, as applicable, under Applicable Canadian Pension Legislation). No material accumulated funding deficiency (as defined in Section 302(a)(2) of ERISA and Section 412(a) of the Code) exists in respect to any Benefit Plan. The Borrowers, their Subsidiaries any ERISA Affiliate and any fiduciary of any Plan (a) have not engaged in a nonexempt "prohibited transaction" described in Section 406 of ERISA or Section 4975 of the Code or (b) have not taken any action which would constitute or result in a Termination Event with respect to any Plan such that actions under CLAUSE (a) OR CLAUSE (b) above, or both, would result in a material obligation to pay money. The Borrowers, their Subsidiaries and any ERISA Affiliate have not incurred any material liability to the PBGC which remains outstanding other than the liability to pay the PBGC insurance premiums for the current year. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan (which has been furnished to the Administrative Agent) is complete and accurate in all material respects. Except as provided on SCHEDULE 4.01(xvi) attached hereto, since the date of each such Schedule B, there has been no Material Adverse Change in the funding status or financial condition of the Benefit Plan relating to such Schedule B. The Borrowers, their Subsidiaries and any ERISA Affiliate have not failed to make a required installment under subsection (m) of Section 412 of the Code or any other payment required under
Section 412 of the Code on or before the due date for such installment or other payment which would in the aggregate have a Material Adverse Effect. The Borrowers, their Subsidiaries and any ERISA Affiliate are not required to provide security to a Plan under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year. The Borrowers, their Subsidiaries and any ERISA Affiliate are not contributing and have not ever contributed to or been obligated to contribute to any Multiemployer Plan, and no employees or former employees of the Borrowers, their Subsidiaries or any ERISA Affiliate have been covered by any Multiemployer Plan in respect of their employment by the Borrowers or any ERISA Affiliate, and, accordingly, the representations and warranties in this SECTION 4.01(xvi) do not apply to Multiemployer Plans.

            (xvii) SOLVENCY. (a) The Borrowers and their Subsidiaries, taken as a whole, are Solvent after giving effect to the transactions contemplated by (1) this Loan Agreement and the other Loan Documents, (2) the payment and accrual of all costs payable on the Closing Date with respect to any of the foregoing and
(3) all obligations, if any, under any Plan or the equivalent for unfunded past service liability and any other unfunded medical (including post-retirement) and death benefits, (b) MediVators and all of the other domestic Subsidiaries of Cantel Medical, taken as a whole, are Solvent after giving effect to the transactions contemplated by (1) this Loan Agreement and the other Loan Documents, (2) the payment and accrual of all costs payable on the Closing Date with respect to any of the foregoing and (3) all obligations, if any, under any Plan or the equivalent for unfunded past service liability and any other unfunded medical (including post-retirement) and death benefits and (c) the Canadian Borrower is Solvent after giving effect to the transactions contemplated by (1) this Loan Agreement and the other Loan Documents, (2) the payment and accrual of all costs payable on the Closing Date with respect to any of the foregoing and (3) all obligations, if any, under any Plan or the equivalent for unfunded past service liability and any other unfunded medical (including post-retirement) and death benefits.

            (xviii) NOTES QUALIFICATION. As of the date on which this representation and warranty is made, the offering and issuance of the Notes are exempt from registration under Section 5 of the Securities Act and the Notes issued by the Canadian Borrower to the Canadian Lenders are exempt from the prospectus filing and renewal requirements of the applicable Securities Acts of the Province of Ontario, Canada or has been registered pursuant to a registration statement filed pursuant to the Securities Act and, if so registered, is qualified under the Trust Indenture Act of 1939, as amended.

            (xix) ASSETS AND PROPERTIES. Substantially all of the assets and properties owned by, leased to or used by the Borrowers and their Subsidiaries
(a) are in good operating condition and repair, (ordinary wear and tear excepted), (b) are free and clear of any known defects (except such defects as do not substantially interfere with the continued use thereof in the conduct of normal operations) and (c) are able to serve the function for which they are currently being used, in each case where the failure of such asset to meet such requirements would not have or is not reasonably likely to have a Material Adverse Effect.

            (xx) JOINT VENTURE; PARTNERSHIP. Except as set forth in SCHEDULE 4.01(xx) attached hereto, as of the Closing Date, none of the Borrowers or any of their respective Subsidiaries is engaged in any joint venture or partnership with any other Person.

            (xxi) INSURANCE. The Borrowers and their Subsidiaries maintain with financially sound and reputable insurers not related to or affiliated with the Borrowers or their Subsidiaries, insurance with respect to its Properties and businesses, insured against such liabilities, casualties and contingencies and in such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.
SCHEDULE 4.01(xxi) attached hereto sets forth a list of all insurance currently maintained by or in respect of the Borrowers and their Subsidiaries setting forth the identity of the insurance carrier, the type of coverage, the amount of coverage and the deductible. There are no claims, actions, suits, proceedings against, arising under or based upon any of such insurance policies except as set forth in SCHEDULE 4.01(xxi) attached hereto.

            (xxii) TITLE TO PROPERTY. The Borrowers and their Subsidiaries have good and marketable title in fee simple to all respective Property owned or purported to be owned by them, including, without limitation to all Property reflected in the most recent consolidated balance sheet referred to in SECTION 4.01(xxiii) hereof or submitted pursuant to ARTICLE V (except as sold or otherwise disposed of in the ordinary course of business after the date of such balance sheet), in each case free and clear of all Liens, other than Liens permitted under the terms of SECTION 7.02(ii) of this Loan Agreement.

            (xxiii) AUDITED FINANCIAL STATEMENTS. The Borrowers have heretofore furnished to the Administrative Agent a consolidated and consolidating "audited" balance sheet of Cantel Medical and its Subsidiaries dated as of July 31, 2000, and the related statements of income, cash flows and changes in stockholders' equity for the 2000 Fiscal Year then ended, as examined and reported on by their Independent Certified Public Accountant, who delivered an unqualified opinion in respect thereof, all as set forth in the Form 10-K. Such financial statements (including the notes thereto) present fairly the consolidated financial condition of Cantel Medical and its Subsidiaries as of the end of such 2000 Fiscal Year and the results of their consolidated operations and their cash flows for the 2000 Fiscal Year then ended, all in conformity with Generally Accepted Accounting Principles.

            (xxiv) UNAUDITED INTERIM FINANCIAL STATEMENTS. The Borrowers have heretofore furnished to the Administrative Agent interim balance sheet of Cantel Medical and its Subsidiaries as of the end of their first Fiscal Quarter of the 2001 Fiscal Year which began on August 1, 2000, together with the related statements of income and cash flows for the applicable Fiscal Quarter ending on each such date, all as set forth in the Form 10-Q. Such financial statements present fairly the consolidated financial condition of the Borrowers and their Subsidiaries as of the end of such Fiscal Quarter and the results of their consolidated operations and their cash flows for the Fiscal Quarter then ended, all in conformity with Generally Accepted Accounting Principles, subject to normal and recurring audit adjustments.

            (xxv) ABSENCE OF UNDISCLOSED LIABILITIES. Except as provided on
SCHEDULE 4.01 (xxv) attached hereto and made a part hereof, none of the Borrowers or any of their respective Subsidiaries has any liability or obligation of any nature whatever (whether absolute, accrued, contingent or otherwise, whether or not due), forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments, except (a) as disclosed in the financial statements referred to in SECTIONS 4.01(xxiii) AND (xxiv) above,
(b) matters that, individually or in the aggregate could not have a Material Adverse Effect and (c) Contractual Obligations incurred in the ordinary course of the Borrowers' and their Subsidiaries' businesses.

            (xxvi) MARGIN REGULATIONS. No part of the proceeds of the Loan Facilities will be used for the purpose of buying or carrying any Margin Stock, as such term is used in Regulation U of the Federal Reserve Board, as amended from time to time, or to extend credit to others for the purpose of buying or carrying any Margin Stock. None of the Borrowers or any of their respective Subsidiaries is engaged in the business of extending credit to others for the purpose of buying or carrying Margin Stock. Neither the making of any Loan nor any use of proceeds of any such Loan will violate or conflict with the provisions of Regulation T, U or X of the Federal Reserve Board, as amended from time to time.

            (xxvii) LABOR MATTERS. Except as set forth on SCHEDULE 4.01(xxvii) attached hereto, none of the Borrowers or any of their respective Subsidiaries is a party to any labor union or collective bargaining agreements. The Borrowers and their Subsidiaries are in compliance with all applicable laws respecting employment and employment practices, including, without limitation, laws, regulations, and judicial and administrative decisions relating to wages, hours, conditions of work, collective bargaining, health and safety, payment of social security, payroll, withholding and other taxes, worker's compensation, insurance requirements, as well as requirements of ERISA and the Consolidated Omnibus Budget Reconciliation Act, except to the extent that noncompliance would not have a Material Adverse Effect. There is no (a) unfair labor practice complaint pending or, to the best knowledge of the Borrowers and their Subsidiaries, threatened against the Borrowers, and/or their Subsidiaries before the National Labor Relations Board, any court or any other Governmental Authority nor any pending or, to the best knowledge of the Borrowers and/or their Subsidiaries, threatened sexual harassment, or wrongful discharge claim, (b) labor strike, dispute, slowdown, or stoppage pending or, to the best knowledge of the Borrowers and/or their Subsidiaries, threatened against the Borrowers and/or their Subsidiaries or (c) representation petition, respecting the employees of the Borrowers and/or their Subsidiaries filed or threatened to be filed with the National Labor Relations Board.

            (xxviii) BROKERAGE COMMISSIONS. No other Person is entitled to receive from any of the Borrowers and/or any of their respective Subsidiaries any brokerage commission, finder's fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Loan Agreement. No brokerage or other fee, commission or compensation is to be paid by the Lender by reason of any act, alleged act or omission of the Borrowers and/or their Subsidiaries with respect to the transactions contemplated hereby.

            (xxix) BOOKS AND RECORDS. The Borrowers maintain their respective books and records in accordance with the following: (a) Cantel Medical maintains its books and records relative to its assets, Properties and business transactions at its chief executive offices located at 150 Clove Road, 9th Floor, Overlook at Great Notch, Little Falls, New Jersey 07424, (b) Carsen Group maintains its books and records relative to its assets, Properties and business transactions at its chief executive offices located at 151 Telson Road, Markham, Ontario L3R 1E7 and (c) MediVators maintains its books and records relative to its assets, Properties and business transactions at its chief executive offices located at 2995 Lone Oak Circle, Suite 10, Eagan, Minnesota 55121.

            (xxx) BUSINESS NAMES. The only names by which the Borrowers and/or their Subsidiaries are known or under which they are conducting their businesses are set forth on SCHEDULE 4.01(XXX) attached hereto and made a part hereof.

            (xxxi) LOCATION OF COLLATERAL. Except as set forth (a) on SCHEDULE 4.01(xxxi) attached hereto and made a part hereof and (b) in the Security Agreements, as of the Closing Date, none of the Collateral pledged to the US Collateral Agent and/or the Canadian Collateral Agent as collateral security pursuant to this Loan Agreement, the Collateral Documents or any other Loan Documents, is or will be located in, at or on any location or property other than as set forth on SCHEDULE 4.01(xxxi) (except Inventory temporarily in transit, or sample Inventory located and in the possession of salespersons and customers, or Collateral located at Properties other than those described on
SCHEDULE 4.01(xxxi) for which the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent have received the requisite notice described in SECTION 5.04 hereof). A portion of the Collateral (including, without limitation, Inventory) is now or will hereafter be located in the Province of Quebec, Canada. During the six (6) month period immediately preceding the Closing Date, none of the Collateral was located in, at or on any location or property other than those sites listed on SCHEDULE 4.01(xxxi) attached hereto and in the Security Agreements (except Inventory temporarily in transit, or sample Inventory located and in the possession of salespersons and customers).

            (xxxii) ACCOUNTS RECEIVABLE. The most recent list of Accounts Receivable of the Borrowers and their Subsidiaries delivered to the Administrative Agent is complete in all material respects, and contains an aging thereof that is accurate in all material respects. The Accounts Receivable of the Borrowers and their Subsidiaries have arisen in the ordinary course of their businesses and reflect BONA FIDE obligations for the payment of goods or services provided by the Borrowers or their predecessors subject to reserves for uncollectable amounts (including, without limitation, markdown allowances and chargebacks) established in the ordinary course of business. As of the Closing Date, all Accounts Receivable are collectable in the ordinary course of the Borrowers' and/or their Subsidiaries' respective businesses, subject to reserves for uncollectable amounts (including, without limitation, markdown allowances and chargebacks) established in the ordinary course of business; are subject to no counter-claims or set-offs of any nature whatsoever (other than those arising out of customer deposits) that would have a Material Adverse Effect; and require no further act on the Borrowers' or their Subsidiaries' part to make such Accounts owing by the account debtors. None of the Accounts Receivable includes consignments or sales on any basis other than that of absolute sale in the ordinary and usual course of business, except as otherwise set forth on said list. No agreement has been made under which any deductions or discounts may be claimed as to any such account except regular discounts in the usual course of business.

            (xxxiii) INVENTORY. Subject to the second sentence of this SECTION 4.01(xxxiii), the Inventory of the Borrowers and their Subsidiaries (a) does not contain a misbranded hazardous substance or a barred hazardous substance, (b) is suitable and useful for the purposes of the Borrowers' and/or their Subsidiaries' respective businesses, (c) is not obsolete, spoiled, contaminated or damaged and (d) consists of items of a quality and quantity useable or saleable in the ordinary course of the Borrowers' and/or their Subsidiaries' respective business, except that which would not have a Material Adverse Effect. The value of obsolete items, items below standard quality and items in the process of repair have been written down to realizable market value, or adequate reserves have been provided therefor, and the values carried on the balance sheet are set at the lower of cost or market, in accordance with Generally Accepted Accounting Principles.

            (xxxiv) PLEDGE OF COLLATERAL. The Borrowers and their Subsidiaries have good and marketable title to the Collateral pledged by them, and all such Collateral is free and clear of all Liens except for (a) Permitted Encumbrances and (b) as specifically permitted or contemplated by the terms and provisions of this Loan Agreement and the Collateral Documents relating to such Collateral.

            (xxxv) ACCURATE AND COMPLETE DISCLOSURE. The representations and warranties of the Borrowers or any other Person contained in the Loan Documents, and all certificates and other documents delivered to the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or any Lender, in connection herewith and therewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

      SECTION 4.02. SUBSEQUENT FUNDING REPRESENTATIONS AND WARRANTIES. In order to induce the Agents and the Lenders to enter into this Loan Agreement and to make the Loans and issue the Letters of Credit, the Borrowers hereby represent and warrant to the Agents and the Lenders that the statements set forth in SUBSECTIONS (i) THROUGH (xxxv) of SECTION 4.01 hereof (except (i) to the extent that such statements (a) are made expressly only as of the Closing Date or (b) other than for changes permitted or contemplated by this Loan Agreement and/or the Agreements of Guaranty), are true, correct and complete in all material respects on and as of the Borrowing Date in respect of each Borrowing after the Closing Date and the date of issuance of each Letter of Credit (the making of each Revolving Credit Loan and/or Acquisition/Term Loan and the issuance of each Letter of Credit being referred to as a "Subsequent Funding").

                                    ARTICLE V

                               REPORTING COVENANTS

      On and after the Closing Date and so long as the Borrowers shall have any Obligation hereunder or any Lender shall have any Commitment hereunder, unless the Requisite Lenders shall give their prior express written consent to the effect otherwise, then:

      SECTION 5.01 STATEMENT OF ACCOUNTING. The Borrowers and their Subsidiaries shall make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect their transactions and dispositions of their assets and shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary (a) to permit preparation of financial statements in conformity with Generally Accepted Accounting Principles and any other accounting principles applicable thereto and (b) to maintain accountability for assets and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      SECTION 5.02 REPORTING AND INFORMATION REQUIREMENTS. The Borrowers shall deliver or cause to be delivered to the Administrative Agent the following financial statements, data, reports and information, at the Borrowers' own cost and expense, and the Administrative Agent shall promptly provide all of such financial statements, data, reports and information to the other Agents and to the Lenders:

            (i) ANNUAL AUDITED CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS OF THE BORROWERS AND THEIR SUBSIDIARIES. As soon as available, but in any event within one-hundred twenty (120) days after the close of each Fiscal Year of the Borrowers, "audited" consolidated statements of income, cash flows and stockholders' equity for Cantel Medical and its Subsidiaries for such Fiscal Year and a consolidated balance sheet for Cantel Medical and its Subsidiaries as of the close of such Fiscal Year, together with the accompanying footnotes, all as set forth in the Form 10-K with respect to Cantel Medical filed with the United States Securities and Exchange Commission. Such consolidated financial statements shall be accompanied by an opinion of the Independent Certified Public Accountant, which opinion shall be free of exceptions or qualifications. Such opinion shall in any event contain a written statement of such accountants substantially to the effect that (a) such accountants examined the financial statements in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as such accountants considered necessary under the circumstances and
(b) in the opinion of such accountants such financial statements present fairly the consolidated financial position of Cantel Medical and its Subsidiaries as of the end of such Fiscal Year, and the consolidated results of Cantel Medical's and its Subsidiaries' operations and cash flows for such Fiscal Year, in conformity with Generally Accepted Accounting Principles applied on a basis consistent with that of the preceding Fiscal Year. In addition to the delivery of the annual "audited" consolidated financial statements, the Borrowers shall also deliver to the Administrative Agent and each of the Lenders, at the same time, an "unaudited" management prepared consolidating statement of income for the Borrowers and their Subsidiaries for such Fiscal Year and a consolidating balance sheet for the Borrowers and their Subsidiaries as of the close of such Fiscal Year, all prepared and certified to the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and the Lenders by the Borrowers' chief accounting officer in his or her capacity as an Authorized Officer.

            (ii) ANNUAL OPERATING PLAN. As soon as available, but in any event within ninety (90) days after the close of each Fiscal Year of the Borrowers, a copy of the Borrowers' and their Subsidiaries' annual operating plan for the then current Fiscal Year.

            (iii) QUARTERLY CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS OF THE BORROWERS AND THEIR SUBSIDIARIES. As soon as available, but in any event within fifty (50) days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrowers, "unaudited" consolidated statements of income and cash flows for the Borrowers and their Subsidiaries for such Fiscal Quarter and for the period from the beginning of such Fiscal Year to the end of such Fiscal Quarter, and an "unaudited" balance sheet of the Borrowers and their Subsidiaries as of the close of such Fiscal Quarter, all as set forth in the Form 10-Q with respect to Cantel Medical filed with the United States Securities and Exchange Commission. In addition to the delivery of the quarterly consolidated financial statements, the Borrowers shall also deliver to the Administrative Agent and the Lenders, at the same time, an "unaudited" management prepared consolidating statement of income for the Borrowers and their Subsidiaries for such Fiscal Quarter and for the period from the beginning of such Fiscal Year to the end of such Fiscal Quarter and an "unaudited" consolidating balance sheet of the Borrowers and their Subsidiaries as of the close of such Fiscal Quarter, all as certified by the chief accounting officer of the Borrowers in his or her capacity as an Authorized Officer as presenting fairly the consolidated financial position of the Borrowers and their Subsidiaries as of the end of such dates and fiscal periods and the consolidated results of the Borrowers' and their Subsidiaries' operations and cash flows for such fiscal periods, in conformity with Generally Accepted Accounting Principles applied in a manner consistent with that of the most recent audited financial statements furnished to the Administrative Agent, subject to normal and recurring audit adjustments.

            (iv) COMPLIANCE CERTIFICATES. Together with each delivery of any financial statement pursuant to this SECTION 5.02(i) AND SECTION 5.02(iii) above, an Officer's Certificate of the Borrowers substantially in the form of EXHIBIT "I" attached hereto and made a part hereof, (a) stating that the officer signatory thereto in his or her capacity as an Authorized Officer has reviewed the terms of this Loan Agreement and the principal Loan Documents, and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrowers and their Subsidiaries, taken as a whole, during the accounting period covered by such financial statements, and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of the Officer's Certificate, of any condition or event which constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrowers have taken, are taking and propose to take with respect thereto; (b) demonstrating in reasonable detail compliance during and at the end of such accounting periods with the financial covenants contained in ARTICLE VIII of this Loan Agreement; and (c) calculating, in detail, reasonably acceptable to the Administrative Agent and the Requisite Lenders, the Excess Cash Flow for the four (4) consecutive Fiscal Quarters immediately preceding the last day of the accounting period covered by such financial statements, taken together as one accounting period.

            (v) MONTHLY ACCOUNTS RECEIVABLE AGING REPORTS, ETC. As soon as available, but in any event within twenty (20) days after the close of each month during each Fiscal Year, a monthly accounts receivable aging report in summary form only, setting forth the amounts due and owing to each of the Borrowers and their Subsidiaries, respectively, as of the close of the preceding month.

            (vi) BORROWING BASE CERTIFICATES. As soon as available, but in any event within twenty (20) days after the close of the prior month during each Fiscal Year, Borrowing Base Certificates signed by an Authorized Officer or by Authorized Officers of the Borrowers. In addition, the Borrowers may deliver to the Administrative Agent, at any time during a calendar month, additional Borrowing Base Certificates at the time of each request for a Borrowing.

            (vii) OTHER REPORTS AND INFORMATION. Promptly upon their becoming available to the Borrowers, a copy of (a) all reports, financial statements and other information distributed generally by the Borrowers and their Subsidiaries to their respective stockholders, partners, bondholders or the financial community and (b) all accountants' management letters pertaining to, all other reports submitted by accountants in connection with any audit of, and all other material reports, if any, from outside accountants with respect to, the Borrowers and their Subsidiaries.

            (viii) FURTHER INFORMATION. The Borrowers shall promptly furnish to the Administrative Agent such business, financial or other information concerning the Borrowers and their Subsidiaries in such form as the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or the Lenders may reasonably request from time to time.

            (ix) NOTICE OF EVENT OF DEFAULT. Promptly upon becoming aware of any Event of Default or Potential Event of Default, the Borrowers shall give the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent written notice thereof, together with a written statement of the President or chief accounting officer of the Borrowers in his or her capacity as an Authorized Officer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrowers.

            (x) NOTICE OF MATERIAL ADVERSE CHANGE. Promptly upon becoming aware thereof, the Borrowers shall give the Administrative Agent written notice concerning any Material Adverse Change in the business, assets, operations or financial condition of the Borrowers and/or their Subsidiaries taken as a whole, including, without limitation, any loss from casualty or theft in excess of US$200,000.00 whether or not insured, affecting any Property of the Borrowers and their Subsidiaries, setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrowers.

            (xi) NOTICE OF MATERIAL PROCEEDINGS. Promptly upon becoming aware thereof, the Borrowers shall give the Administrative Agent written notice of the commencement, existence or threat of any action, suit, claim, request for equitable adjustment, proceeding, audit, governmental investigation or arbitration against or by or otherwise affecting the Borrowers and/or their Subsidiaries (including without limitation, litigation, arbitration or administration proceedings) which, if adversely decided, would have a Material Adverse Effect on the business, assets, operations or financial condition of the Borrowers and/or their Subsidiaries taken as a whole or on the ability of the Borrowers and their Subsidiaries to perform their respective obligations under this Loan Agreement or the other Loan Documents.

            (xii) NOTICE OF PENSION-RELATED EVENTS. The Borrowers shall give the Administrative Agent the following:

                  (a) As soon as possible, and in any event within ten (10) days after the Borrowers, their Subsidiaries or an ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the chief accounting officer of the Borrowers describing such Termination Event and the action, if any, which the Borrowers, their Subsidiaries or an ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, the DOL or PBGC with respect thereto;

                  (b) As soon as possible, and in any event within fifteen (15) days, after the Borrowers, their Subsidiaries or an ERISA Affiliate knows or has reason to know that a non-exempt prohibited transaction (as defined in Section 406 of ERISA and Section 4975 of the Code) has occurred, a statement of the chief accounting officer of the Borrowers describing such transaction;

                  (c) Within ten (10) days after the filing thereof with the DOL, IRS or PBGC, copies of each annual report, filed with respect to each Benefit Plan;

                  (d) Within ten (10) days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by the Borrowers, their Subsidiaries or an ERISA Affiliate with respect to such request;

                  (e) Within thirty (30) days after a written request from the Administrative Agent, information describing an amendment of any existing Benefit Plan which will result in a material increase in the benefits under such Benefit Plan or a notification of any such increase, or the establishment of any new Plan or the commencement of contributions to any Plan to which the Borrowers, their Subsidiaries or an ERISA Affiliate was not previously contributing in a material amount;

                  (f) Promptly upon, and in any event within fifteen (15) Business Days after, receipt by the Borrowers, their Subsidiaries or an ERISA Affiliate of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

                  (g) Promptly upon, and in any event within ten (10) Business Days after, receipt by the Borrowers, their Subsidiaries or an ERISA Affiliate of an unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code;

                  (h) Promptly upon, and in any event within fifteen (15) Business Days after, receipt by the Borrowers, their Subsidiaries or an ERISA Affiliate of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability; and

                  (i) Promptly upon, and in any event within fifteen (15) Business Days after, the Borrowers, their Subsidiaries or any ERISA Affiliate fails to make a required installment under subsection (m) of Section 412 of the Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure provided that such installment payment is an amount which is material.

            (xiii) NOTICE OF OTHER MATERIAL DEFAULTS. Promptly upon becoming aware of any material default by the Borrowers and/or their Subsidiaries under any Contractual Obligation to which the Borrowers and/or their Subsidiaries or by which the Borrowers and/or their Subsidiaries or their respective properties may be bound (the result of which could reasonably be expected to have a Material Adverse Effect), the Borrowers shall give the Administrative Agent written notice thereof, together with a written statement of the President or chief accounting officer of the Borrowers in his or her capacity as an Authorized Officer setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by the Borrowers and/or their Subsidiaries.

            (xiv) NOTICE OF MATERIAL CLAIMS. The Borrowers shall promptly notify the Administrative Agent of all written claims, complaints, orders, citations or notices, whether formal or informal, received by the Borrowers or their Subsidiaries from a Governmental Authority or other Person relating to any Law, including, without limitation, any Environmental Law or health and safety law, which could reasonably be expected to have a Material Adverse Effect. Such notices shall include, among other information, the name of the party who filed the claim, the potential amount of the claim, and the nature of the claim.

      SECTION 5.03 ENVIRONMENTAL NOTICES. (i) The Borrowers shall notify the Administrative Agent and the Canadian Collateral Agent, in writing, promptly, and in any event within five (5) Business Days after obtaining knowledge, of any: (a) notice or claim to the effect that the Borrowers and/or their Subsidiaries are or may be liable to any Person as a result of the Release or threatened Release of any Environmental Concern Material into the Environment;
(b) notice that the Borrowers or their Subsidiaries are under investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to the Release or threatened Release of any Environmental Concern Material into the Environment; (c) notice that any Property of the Borrowers or their Subsidiaries is subject to an Environmental Lien; (d) notice of violation to the Borrowers or their Subsidiaries or awareness by the Borrowers or their Subsidiaries of a condition which might reasonably result in a notice of violation of any environmental, health or safety Requirement of Law, which could have a Material Adverse Effect;
(e) commencement or threat of any judicial or administrative proceeding alleging a violation of any environmental, health or safety Requirement of Law; (f) new or proposed changes to any existing environmental, health or safety Requirement of Law that could have a Material Adverse Effect on the operations of the Borrowers and/or their Subsidiaries; or (g) any proposed acquisition of stock, assets, real estate, or leasing of property, or any other action by the Borrowers or their Subsidiaries that could subject the Borrowers or their Subsidiaries to environmental, health or safety Liabilities and Costs that could have a Material Adverse Effect.

            (ii) Upon written request of the Administrative Agent and/or the Canadian Collateral Agent, no more frequently than once a year, the Borrowers shall submit to the Administrative Agent a report prepared by an Authorized Officer of the Borrowers providing an update of the status of each material health or safety compliance hazard or liability issue identified in any notice or report required pursuant to SECTION 5.03(i) hereof.

      SECTION 5.04 NOTICE OF NAME CHANGES AND LOCATION CHANGES. The Borrowers shall (i) immediately notify the Administrative Agent and the Canadian Collateral Agent if any of the Borrowers and/or their Subsidiaries is known by or conducting business under any names other than the names described in SECTION 4.01(xxx) hereof, (ii) notify the Administrative Agent and the Canadian Collateral Agent within fifteen (15) days if the Borrowers and/or their Subsidiaries are conducting any of their businesses or operations at or out of offices or locations other than those described in SECTION 4.01(xxix) AND (xxxi) hereof and (iii) notify the Administrative Agent and the Canadian Collateral Agent at least fifteen (15) days prior to the date upon which the Borrowers intend to change the location of their chief executive offices, principal places of business or location of Collateral from those locations set forth on SCHEDULE 4.01(xxxi) attached hereto.

      SECTION 5.05 SEMI-ANNUAL COLLATERAL AUDIT. The Borrowers hereby covenant and agree that the Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent, as appropriate, shall be permitted to undertake on a semi-annual basis, at the sole cost and expense of the Borrowers (which cost and expense shall not exceed $10,000.00 per audit), a field audit of the Collateral at all locations where said Collateral may be from time to time located. Notwithstanding anything contained in the preceding sentence to the contrary, upon the occurrence and during the continuance of an Event of Default, the Borrowers hereby covenant and agree that the Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent, as appropriate, shall have the right to make a field audit of the Collateral at all locations where said Collateral may be from time to time located as frequently as the Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent so desires at their discretion, at the sole cost and expense of the Borrowers.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

      The Borrowers hereby covenant and agree that, on and after the Closing Date and so long as any Lender shall have any Commitment hereunder and until payment in full of all of the Obligations, unless the Requisite Lenders shall give their prior express written consent otherwise, then:

      SECTION 6.01 CORPORATE EXISTENCE, ETC. The Borrowers and their Subsidiaries shall at all times maintain their respective status as a corporation, duly organized, validly existing and in good standing under the Laws of their respective jurisdiction of incorporation and preserve and keep in full force and effect their rights and franchises unless the failure to maintain such rights and franchises would not have a Material Adverse Effect.

      SECTION 6.02 CORPORATE POWERS, ETC. The Borrowers and their Subsidiaries shall qualify and remain qualified to conduct business in each jurisdiction in which the nature of their respective businesses or the ownership of their respective Properties or both requires it to be so qualified, unless the failure to maintain such qualification would not have a Material Adverse Effect. The Borrowers and their Subsidiaries shall transact business in their own names and trade names and shall invoice all accounts in their own respective names and trade names.

      SECTION 6.03 COMPLIANCE WITH LAWS, ETC. The Borrowers and their Subsidiaries shall comply with all Requirements of Law, and all restrictive covenants affecting the Borrowers and their Subsidiaries or the respective businesses, Properties, assets or operations of the Borrowers and their Subsidiaries except to the extent that non-compliance with this SECTION 6.03 would not have a Material Adverse Effect.

      SECTION 6.04 PAYMENT OF TAXES AND CLAIMS. The Borrowers and their Subsidiaries shall pay or cause to be paid (i) all taxes, assessments and other governmental charges imposed upon them or on any of their respective properties or assets or in respect of any of their respective franchises, business, income or property before any material penalty or interest accrues thereon and (ii) all Claims (including, without limitation, claims for labor, services, materials and supplies) for sums material in the aggregate to the Borrowers and their Subsidiaries which have become due and payable and which by Law have or may become a Lien (other than a Customary Permitted Lien) upon the Borrowers' and/or their Subsidiaries' Property, prior to time when any penalty or fine shall be incurred with respect thereto; PROVIDED, HOWEVER, that no such taxes, assessments and governmental charges referred to in CLAUSE (i) above or Claims referred to in CLAUSE (ii) above need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if adequate reserves shall have been set aside therefor in accordance with Generally Accepted Accounting Principles.

      SECTION 6.05 MAINTENANCE OF PROPERTIES; INSURANCE. The Borrowers and their

Subsidiaries shall maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear, all of their respective Properties material to their operations and will make or cause to be made all appropriate repairs, renewals and replacements thereof, consistent with past practice. The Borrowers and their Subsidiaries shall maintain or cause to be maintained with financially sound and reputable insurers reasonably acceptable to the Administrative Agent and the Canadian Collateral Agent, the insurance policies and programs listed on SCHEDULE 6.05 attached hereto or substantially similar programs or policies and amounts or other programs, policies and amounts acceptable to the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent and shall, in connection with such insurance policies and programs, name the Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent, as required by the Administrative Agent, each for the benefit of the Lenders, as "additional insured" and as "loss payee". Not later than thirty (30) days later than the renewal, replacement or material modification of any policy or program, the Borrowers shall deliver or cause to be delivered to the Administrative Agent a certificate of insurance setting forth for each such policy or program: (i) the amount of such policy, (ii) the risks insured against by such policy, (iii) the name of the insurer and each insured party under such policy and (iv) the policy number of such policy. Upon the request of the Administrative Agent, the US Borrowers shall further provide to the Administrative Agent, and upon the request of the Canadian Collateral Agent, the Canadian Borrower shall further provide to the Canadian Collateral Agent, copies of each of their insurance policies and programs, together with any and all exhibits and schedules.

      SECTION 6.06 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Except for information and records which the Borrowers may not under applicable Law disseminate or disclose to the Agents and/or the Lenders, the Borrowers and their Subsidiaries shall permit any authorized representative(s) designated by the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or the Lenders to visit, to conduct a field audit (which field audit shall be separate and apart from the field audit required under SECTION 5.05 above) or to otherwise inspect any of the Borrowers' and/or their Subsidiaries' respective Properties, including their financial and accounting records, and to make copies and take extracts therefrom, and to discuss the Borrowers' and/or their Subsidiaries' respective affairs, finances and accounts with the Administrative Agent's, the US Collateral Agent's, the Canadian Collateral Agent's and/or the Lenders' respective officers, employees, representatives or independent certified public accountants, upon reasonable notice and during normal business hours. All information furnished to the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or the Lenders shall be received and maintained by the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and the Lenders in strict confidence and in accordance with applicable Law, and they shall not disseminate said information to any Person except where required by and in accordance with applicable Law or where contemplated by the Loan Documents. The Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and the Lenders hereby agree that they shall not take any action or omit to take any action which would cause or result in the violation of Law (including without limitation, any export control law) by the Borrowers and their Subsidiaries. Except with respect to the field examinations and collateral audits provided for in SECTION 5.05 of this Loan Agreement and except with respect to such inspections and/or visitations which are made by or on behalf of any of the Agents and/or the Lenders upon the occurrence and during the continuance of an Event of Default (the costs of which are to be borne SOLELY by the Borrowers), one such visitation and inspection per calendar year by or on behalf of one of the Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent shall be at the Borrowers' own cost and expense and all other such visitations and inspections shall be at the Agents' and/or the Lenders' expense.

      SECTION 6.07 LITIGATION, CLAIMS, ETC. The Borrowers shall provide the Administrative Agent and the Canadian Collateral Agent with (i) a litigation status report with respect to any suit at law or in equity asserted against it of the type referred to in SCHEDULE 4.01(vii) attached hereto, in form and substance satisfactory to the Administrative Agent, promptly after the close of each calendar quarter; (ii) notice of any suit at law or in equity or claim brought or asserted against the Borrowers and/or their Subsidiaries promptly after learning thereof with respect to any suit or claim involving money or property valued in excess of US$100,000.00 or any such suits or claims which IN THE AGGREGATE involve money or property valued in excess of US$250,000.00; and
(iii) prompt notice of any investigation or proceeding before or by any Governmental Authority, the effect of which is reasonably likely to have a Material Adverse Effect.

      SECTION 6.08 LABOR DISPUTES. The Borrowers shall notify the Administrative Agent and the Canadian Collateral Agent in writing, promptly, but in any event within two (2) Business Days after learning thereof, of any material labor dispute to which the Borrowers and/or their Subsidiaries may become a party, any strikes or walkouts relating to any of their Properties and the expiration of any labor contract to which they are a party or by which they are bound.

      SECTION 6.09 MAINTENANCE OF LICENSES, PERMITS, ETC. The Borrowers (i) shall maintain in full force and effect, and shall cause each of their Subsidiaries, to maintain in full force and effect, all licenses, permits, governmental approvals, franchises, authorizations or other rights necessary for the operation of the Borrowers' and/or their Subsidiaries' businesses, except where the failure to obtain any of the foregoing would not have or is not reasonably likely to have a Material Adverse Effect and (ii) shall notify the Administrative Agent and the Canadian Collateral Agent in writing, promptly after learning thereof, of the suspension, cancellation, revocation or discontinuance of or of any pending or threatened action or proceeding seeking to suspend, cancel, revoke or discontinue any such license, permit, governmental approval, franchise authorization or right, where the result thereof could reasonably be expected to have a Material Adverse Effect.

      SECTION 6.10 USE OF PROCEEDS. The Borrowers shall not use the proceeds of any Loans hereunder directly or indirectly for any unlawful purpose, in any manner inconsistent with the provisions of SECTION 2.01(iv), SECTION 2.02(iv),
SECTION 2.03(iv) and/or SECTION 2.04 of this Loan Agreement, or inconsistent with any other provision of any other Loan Document.

      SECTION 6.11 CONTINUATION OF OR CHANGE IN BUSINESS. The Borrowers and their Subsidiaries shall continue to engage in their collective businesses substantially as conducted and operated during the present and preceding Fiscal Year, and the Borrowers and their Subsidiaries shall not engage in any other businesses.

      SECTION 6.12 ADDITIONAL US BORROWERS AND ADDITIONAL CORPORATE GUARANTORS. The US Borrowers shall cause any of their domestic Subsidiaries which are acquired or formed after the Closing Date (i) to execute this Loan Agreement and/or any and all other documents, agreements, statements, certificates and information as the Lenders may reasonably require to add such Subsidiary as a "US Borrower" and, in connection therewith, to become fully and unconditionally liable, on a JOINT AND SEVERAL BASIS with all of the other US Borrowers, for all of the Obligations of the US Borrowers to the Administrative Agent, the US Collateral Agent and the US Lenders for and in connection with the US Revolving Credit Loan Facility and the Acquisition/Term Loan Facility, (ii) to execute a Security Agreement for the purposes of assigning, hypothecating, pledging, conveying, transferring, giving and granting to the US Collateral Agent, for the benefit of the US Lenders, a continuing security interest in all of the rights, title and interests of such domestic Subsidiary in and to certain of its assets and properties (including, without limitation, such domestic Subsidiary's Accounts, Inventory and Equipment) as additional collateral security for the US Revolving Credit Loan Facility, the Acquisition/Term Loan Facility and their obligations under and in connection with the Agreements of Guaranty described in CLAUSE (iii) below, (iii) to execute an Agreement of Guaranty in favor of the Administrative Agent, for the benefit of Summit Bank and Mellon US, pursuant to which such domestic Subsidiary shall guaranty, ON A JOINT AND SEVERAL BASIS with all of the other Corporate Guarantors, all of the obligations of the Canadian Borrower in connection with the F/X Line of Credit Facility, (iv) to execute a Security Agreement for the purposes of assigning, hypothecating, pledging, conveying, transferring, giving and granting to the Canadian Collateral Agent, for the benefit of the Canadian Lenders, a continuing security interest in all of the rights, title and interests of such domestic Subsidiary in and to certain of its assets and properties (including, without limitation, such domestic Subsidiary's Accounts, Inventory and Equipment) as additional collateral security for their obligations under and in connection with the Agreements of Guaranty described in CLAUSE (v) below, and (v) to execute an Agreement of Guaranty in favor of the Canadian Collateral Agent, for the benefit of the Canadian Lenders, pursuant to which such domestic Subsidiary shall guaranty, ON A JOINT AND SEVERAL BASIS with all of the other Corporate Guarantors, all of the obligations of the Canadian Borrower in connection with the Canadian Revolving Credit Loan Facility. In addition, Cantel Medical shall execute a Pledge of Stock Agreement, in form and substance satisfactory to the Administrative Agent in its sole and absolute discretion, pledging one-hundred percent (100%) of the authorized, issued and outstanding voting capital stock of any domestic Subsidiary which is acquired or formed by Cantel Medical after the Closing Date as additional collateral security for the US Revolving Credit Loan Facility and the Acquisition/Term Loan Facility and all of the other Obligations of Cantel Medical under any of the Agreements of Guaranty.

      SECTION 6.13 MINIMUM REQUIRED INTEREST RATE HEDGE PROTECTION. Within ninety (90) days after the first advance of proceeds of the Acquisition/Term Loan Facility, the US Borrowers shall enter into the Master Agreement and shall maintain said Master Agreement for an initial period of up to seven (7) years. The Master Agreement shall have a minimum value at all times during the term of the Acquisition/Term Loan Facility equal to at least fifty percent (50%) of the aggregate principal amount outstanding under or in connection with the Acquisition/Term Loan Facility from time to time and shall contain other terms satisfactory to the Administrative Agent, in its sole and absolute discretion.

      SECTION 6.14 BANK OF ACCOUNT FOR BORROWERS. Cantel Medical shall maintain its principal operating accounts with Summit Bank at all times during the term of the Loan Facilities.

      SECTION 6.15 LANDLORD SUBORDINATION AND WAIVER AGREEMENTS. The Borrowers shall use their best efforts to obtain a Landlord Subordination and Waiver Agreement from (i) all landlords under all Agreements of Lease and (ii) each future landlord of all Properties leased under any agreement of lease at which all or any portion of the Collateral is located.

      SECTION 6.16 OWNERSHIP OF SUBSIDIARIES. Cantel Medical shall maintain the ownership of one hundred percent (100%) of the authorized, issued and outstanding voting capital stock of each of (i) MediVators, (ii) Carsen Group and (iii) any other wholly owned Subsidiaries formed or acquired by Cantel Medical after the Closing Date.

      SECTION 6.17 INACTIVE SUBSIDIARIES. Cantel Medical shall cause Wellspring, Inc., a Delaware corporation, a Subsidiary of Cantel Medical, to remain inactive while any of the Loan Facilities are outstanding, owning no assets (other than certain net operating losses), having no liabilities and conducting no business operations.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

      The Borrowers hereby covenant and agree that, on and after the Closing Date and so long as any Lender shall have any obligation hereunder and until payment in full of all of the Obligations, unless the Requisite Lenders shall give their prior express written consent otherwise, that:

      SECTION 7.01 CONSOLIDATED DEBT. None of the Borrowers or any of their Subsidiaries shall directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to, any Consolidated Debt, except for:

            (i) the Obligations;

            (ii) the permitted existing Consolidated Debt as described on
SCHEDULE 7.01(iii) attached hereto, and extensions, renewals, replacements and refinancing thereof, not exceeding the principal amount outstanding on the date of such extension, renewal, replacement or refinancing, provided that the terms are no less advantageous to the Borrowers and/or their Subsidiaries than the predecessor obligation;

            (iii) Consolidated Debt in respect of guarantees permitted by
SECTION 7.11 hereof; and

            (iv) Consolidated Debt in connection with purchase money Liens permitted by SECTION 7.02(ii)(e) hereof.

      SECTION 7.02 SALES OF ASSETS; LIENS.

            (i) SALES. None of the Borrowers or any of their Subsidiaries shall sell, assign, transfer, lease, convey, abandon or otherwise dispose of, voluntarily or involuntarily, any Properties, whether now owned or hereafter acquired, or any income or profits therefrom, except:

                  (a) sales of Inventory in the ordinary course of their respective businesses; and/or

                  (b) sales of any Properties having net sales proceeds of up to US$250,000.00 per Fiscal Year in the aggregate as amongst all of the Borrowers and their Subsidiaries (and the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and the Lenders hereby agree to release their security interest in and to any Collateral which is sold for no consideration);

PROVIDED, HOWEVER, that, notwithstanding anything contained in the foregoing CLAUSES (a) AND (b) to the contrary, none of the Borrowers or any of their Subsidiaries shall sell, assign, transfer, lease, convey, abandon or otherwise dispose of, voluntarily or involuntarily, any of their respective Properties, whether now owned or hereafter acquired, or any income or profits therefrom, to Wellspring, Inc.

            (ii) LIENS. None of the Borrowers or any of their Subsidiaries shall directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective Properties except:

                  (a) Liens securing the Obligations;

                  (b) any interest or title of a lessor or secured by a lessor's interest under any lease permitted by this Loan Agreement; PROVIDED, HOWEVER, that any such Lien is limited to the property being leased;

                  (c) Liens existing on the date of this Loan Agreement securing any of the existing Consolidated Debt described on SCHEDULE 7.01(iii) attached hereto (but said Liens may not be increased in principal amount);

                  (d) Customary Permitted Liens; and

                  (e) purchase money Liens securing Consolidated Debt (including the interest of a lessee under a Capitalized Lease), in connection with the purchase of seller-financed Equipment where such Liens are limited to such Equipment being purchased, in the aggregate principal amount outstanding at any time not to exceed US$100,000.00 as amongst all of the Borrowers and their Subsidiaries.

      SECTION 7.03 LOANS, ADVANCES AND INVESTMENTS. None of the Borrowers or any of their Subsidiaries shall (i) make or suffer to exist or remain outstanding, any loan or advance to any other Person, OR (ii) purchase, acquire or own (beneficially or of record) any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) in, or any other interest in, any other Person, OR (iii) make any capital contribution to or other investment in any other Person OR (iv) agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except:

                  (a) Loans and investments existing on the date hereof and listed in SCHEDULE 7.03 attached hereto and extensions, renewals and refinancing thereof on terms no less favorable than those existing immediately before such extension, renewal or refinancing);

                  (b) Accounts receivable owing to the Borrowers and their Subsidiaries arising from sales of inventory under usual and customary terms in the ordinary course of business and loans and advances extended by the Borrowers and/or their Subsidiaries to subcontractors or suppliers (excluding subcontractors or suppliers who are Subsidiaries) under usual and customary terms in the ordinary course of business;

                  (c) Provided no Event of Default and no Potential Event of Default presently exists and would not result from the making thereof, loans from any of the Borrowers and/or their Subsidiaries to any of the other Borrowers and/or their Subsidiaries;

                  (d) Provided no Event of Default and no Potential Event of Default presently exists and would not result from the making thereof, loans or advances not to exceed US$100,000.00 in the aggregate at any time outstanding as amongst all of the Borrowers and their Subsidiaries, made in the ordinary course of business to officers or other employees of any of the Borrowers and/or their Subsidiaries;

                  (e) Investments in Cash or Cash Equivalents;

                  (f) Investments in connection with Permitted Acquisitions; and

                  (g) "Available-for-sale securities" (as such term is defined in Generally Accepted Accounting Principles) in Persons who are potential acquisition candidates, in an amount not to exceed $1,500,000.00 in the aggregate at any one time as amongst all of the Borrowers and the Subsidiaries.

      SECTION 7.04 RESTRICTED JUNIOR PAYMENTS. None of the Borrowers or any of their Subsidiaries shall declare or make any Restricted Junior Payment, EXCEPT
(i) they may distribute shares of their capital stock to any Person or the owners of said Person in connection with a Permitted Acquisition of said Person,
(ii) they may make repayments and prepayments of the Loan Facilities in accordance with the terms, conditions and provisions of this Loan Agreement,
(iii) they may make dividends and distributions payable SOLELY in their common stock, (iv) they may make Restricted Junior Payments to (a) one of the Borrowers or (b) any Subsidiary of Cantel Medical, one hundred percent (100%) of whose stock has been pledged to the Administrative Agent, for the benefit of the US Lenders, under any of the Pledge of Stock Agreements and (v) Carsen Group and/or MediVators may make cash dividends to Cantel Medical but ONLY to the extent that one hundred percent (100%) of such dividends are returned by Cantel Medical to Carsen Group and/or MediVators, as applicable, in cash, within thirty (30) days of their having been made; PROVIDED THAT, as conditions precedent to the ability of Carsen Group and/or MediVators to make such cash dividends, all of the following shall have been complied with: (a) no Event of Default or Potential Event of Default shall have occurred and be continuing and no other Event of Default or Potential Event of Default shall result or be caused by the payment of such cash dividend and (b) all of the financial covenants set forth in
ARTICLE VIII of this Loan Agreement must be complied with by the Borrowers on both a pro forma combined basis for the then current period and on a projected basis, after taking into account the payment of such cash dividend.

      SECTION 7.05 RESTRICTION ON FUNDAMENTAL CHANGES. None of the Borrowers or any of their Subsidiaries shall enter into any merger, acquisition or consolidation, or liquidate, windup or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of their respective businesses, properties or assets, whether now or hereafter acquired EXCEPT (i) as permitted by SECTION 7.02(i) hereof, (ii) for mergers of any Subsidiary into
(a) any of the Borrowers or (b) another Subsidiary (EXCEPT for Wellspring, Inc.) and (iii) in connection with any Permitted Acquisition or in connection with any other merger, consolidation, joint venture, partnership or acquisition which is approved in advance and in writing by one hundred percent (100%) of the Lenders. None of the Subsidiaries of any of the Borrowers shall form, acquire, have or otherwise create any Subsidiaries nor shall Cantel Medical form, acquire, have or otherwise create any foreign Subsidiaries other than Carsen Group without the prior express written consent of the Requisite Lenders.

      SECTION 7.06 ERISA. None of the Borrowers or any of their Subsidiaries shall, and none of the Borrowers shall permit any of their ERISA Affiliates to, do any of the following to the extent that such act or failure to act would result in the aggregate, after taking into account any other such acts or failure to act, in an obligation to pay a sum of money that is material to the business of the Borrowers and their Subsidiaries:

            (i) Engage, or permit an ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which a class exemption is not available or a private exemption has not been obtained from the DOL;

            (ii) Permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived;

            (iii) Fail, or permit an ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan;

            (iv) Terminate, or permit an ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of the Borrowers, their Subsidiaries or an ERISA Affiliate under Title IV of ERISA; or

            (v) Fail, or permit any ERISA Affiliate to fail, to pay any required installment under section (m) of Section 412 of the Code or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment.

      SECTION 7.07 AMENDMENT OF CERTIFICATE OR ARTICLES OF INCORPORATION, MEMORANDUM AND ARTICLES OF ASSOCIATION AND/OR BY-LAWS. None of the Borrowers or any of their Subsidiaries shall materially amend, modify or supplement their respective articles of incorporation, memorandum and articles of association and/or by-laws, except upon at least ten (10) days' prior express written notice to the Administrative Agent.

      SECTION 7.08 MARGIN REGULATIONS. No portion of the proceeds of any credit extended under this Loan Agreement shall be used in any manner which might cause the extension of credit or the application of such proceeds to violate Regulation U or Regulation X or any other regulation of the Federal Reserve Board or to violate the Securities Exchange Act or the Securities Act, in each case as in effect on the date or dates of such Borrowing and such use of proceeds.

      SECTION 7.09 CANCELLATION OF CONSOLIDATED DEBT; PREPAYMENT. None of the Borrowers or any of their Subsidiaries shall cancel any Claim or Consolidated Debt (except for adequate consideration and in the ordinary course of their respective businesses) and shall not prepay any Consolidated Subordinated Debt; PROVIDED, HOWEVER, that the foregoing shall not prohibit the prepayment of the Obligations in accordance with the terms, conditions and provisions of this Loan Agreement or the refinance of any Consolidated Subordinated Debt in amounts and on terms and conditions equal to or better than the existing terms and conditions.

      SECTION 7.10 ENVIRONMENTAL LIABILITIES. None of the Borrowers or any of their Subsidiaries shall become subject to any Liabilities and Costs which the Administrative Agent and/or the Canadian Collateral Agent deems has or is likely to have a Material Adverse Effect arising out of or related to (i) the Release or threatened Release at any location of any Environmental Concern Material into the Environment, or any Remedial Action in response thereto, or (ii) any violation of any Environmental, health or safety Requirement of Law; PROVIDED, HOWEVER, that this covenant shall not be violated so long as (a) the Borrowers and their Subsidiaries shall have notified the Administrative Agent and the Canadian Collateral Agent of the assertion of such liability or required expenditures promptly upon receiving written notice of such assertion, (b) the Borrowers shall have continued to furnish the Administrative Agent and the Canadian Collateral Agent with such information concerning such asserted liability or required expenditure as the Administrative Agent and/or the Canadian Collateral Agent shall have reasonably requested, or as otherwise provided herein, (c) the Borrowers and their Subsidiaries shall be diligently pursuing indemnification for such liability or required expenditures from any Person which has an obligation to provide such indemnification, and (d) the Administrative Agent and the Canadian Collateral Agent are satisfied that the imposition of such liability during the pendency of the Borrowers' or their Subsidiaries' pursuit of indemnification will not materially impair the Borrowers' or its Subsidiaries' ability to perform their respective obligations, whether financial or otherwise, under this Loan Agreement.

      SECTION 7.11 GUARANTIES. None of the Borrowers or any of their Subsidiaries shall assume, guaranty, endorse or otherwise be or become directly or contingently responsible or liable, for obligations or liabilities of any Person, except for:

            (i) guaranties existing on the Closing Date as described on SCHEDULE 7.11(i) attached hereto; and

            (ii) guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and

            (iii) guaranties of any additional Consolidated Debt which is permitted under SECTION 7.01; and

            (iv) guaranties of Operating Leases which are permitted pursuant to the terms, conditions and provisions of SECTION 7.13 below.

      SECTION 7.12 NO NEGATIVE PLEDGES TO OTHER PERSONS. None of the Borrowers or any of their Subsidiaries shall grant to another Person a covenant commonly referred to as a "negative pledge" with respect to any of their respective assets and/or Properties.

      SECTION 7.13 OPERATING LEASES. None of the Borrowers or any of their Subsidiaries shall, during any Fiscal Year, become liable in any way, whether directly or by assignment, for the obligations of a lessee under any Operating Lease, EXCEPT for (i) all currently existing Operating Leases including, without limitation, and extensions, renewals and refinancings thereof on terms no less favorable than those existing immediately prior to such extension, renewal or refinancing, (ii) new Operating Leases of any property (whether real or personal or mixed); PROVIDED, HOWEVER, that immediately after giving effect to the incurrence of liability with respect to any such Operating Lease, the aggregate amount of all rental payments or accruals for such Fiscal Year on all Operating Leases for the Borrowers and their Subsidiaries shall not exceed US$750,000.00, WITHOUT taking into account any customary reimbursement for taxes, insurance or maintenance expenses.

      SECTION 7.14 SALES AND LEASEBACKS. None of the Borrowers or any of their Subsidiaries shall become liable, directly or indirectly, with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real or personal or mixed) whether now owned or hereafter acquired, (i) which any of the Borrowers and/or their Subsidiaries has sold or transferred or is to sell or transfer to any other Person or (ii) which any of the Borrowers and/or their Subsidiaries intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred to any other Person in connection with such lease.

      SECTION 7.15 FISCAL YEARS. None of the Borrowers or any of their Subsidiaries shall change its respective Fiscal Years.

                                  ARTICLE VIII

                               FINANCIAL COVENANTS

      The Borrowers hereby covenant and agree that, on and after the Closing Date so long as any Lender has any Commitment hereunder and until payment in full of all the Obligations, unless the Requisite Lenders shall give their prior express written consent otherwise, then:

      SECTION 8.01 MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Each of (i) Cantel Medical and its Subsidiaries, (ii) MediVators and all of the domestic Subsidiaries of Cantel Medical and (iii) Carsen Group, respectively, shall maintain at all times during the term of the Loan Facilities (which covenant may be tested by the Administrative Agent at any time but in any event shall always be tested as of the end of the periods covered by the annual consolidated and consolidating financial statements which are to be provided to the Administrative Agent pursuant to SECTION 5.02 of this Loan Agreement), a minimum Consolidated Tangible Net Worth of at least the applicable amount set forth below for each corresponding test date:

      (a)   CANTEL MEDICAL AND ITS SUBSIDIARIES:

                  FISCAL YEAR ENDED      MINIMUM CONSOLIDATED TANGIBLE NET WORTH

                  July 31, 2000                      US$15,818,000.00

                  Thereafter                               *

      (b)   MEDIVATORS AND ALL OF THE DOMESTIC SUBSIDIARIES OF CANTEL MEDICAL:

                  FISCAL YEAR ENDED      MINIMUM CONSOLIDATED TANGIBLE NET WORTH

                  July 31, 2000                      US$4,161,000.00

                  Thereafter                               *

      (c)   CARSEN GROUP:

                  FISCAL YEAR ENDED      MINIMUM CONSOLIDATED TANGIBLE NET WORTH

                  July 31, 2000                      US$13,845,000.00

                  Thereafter                                *

      * For each Fiscal Year after the Fiscal Year ended on July 31, 2000, each of the above-referenced Persons shall maintain a minimum Consolidated Tangible Net Worth of not less than an amount equal to the sum of (1) the minimum actual Consolidated Tangible Net Worth for such Person(s) as of the last day of the Fiscal Year then ended PLUS (2) seventy-five percent (75%) of the Consolidated Net Income (profits but NOT losses) such Person(s) for each said Fiscal Year then ended, PLUS (3) one hundred percent (100%) of the net proceeds received by such Person(s) during the immediately preceding Fiscal Year (A) from the equity issuance of their capital stock to Persons other than the Borrowers and/or their respective Subsidiaries and (B) from the conversion of any Consolidated Subordinated Debt of such Person(s) into equity and MINUS (4) all amounts paid by Cantel Medical during the immediately preceding Fiscal Year in connection with the repurchase of any of Cantel Medical's stock pursuant to any Stock Repurchase Program in an amount not to exceed US$1,000,000.00 in the aggregate at any time during the term of the US Revolving Credit Loan Facility.

      SECTION 8.02 MAXIMUM CONSOLIDATED FUNDED DEBT LEVERAGE RATIO. Each of (i) Cantel Medical and its Subsidiaries, (ii) MediVators and all of the domestic Subsidiaries of Cantel Medical and (iii) Carsen Group, respectively, shall have on the last day of each Fiscal Quarter and each Fiscal Year (which covenant shall be tested at the end of the periods covered by the quarterly and annual consolidated and consolidating financial statements which are to be provided to the Administrative Agent pursuant to SECTION 5.02 of this Loan Agreement), a Consolidated Funded Debt Leverage Ratio equal to or less than 2.5 -to- 1.0.*

      * For purposes of this SECTION 8.02, the Consolidated Funded Debt Leverage Ratio for such Persons shall be calculated using the Consolidated EBITDA of such Persons for the prior twelve (12) consecutive months and the interest expense on the Consolidated Debt of such Persons for the prior twelve (12) consecutive months. Consolidated EBITDA for any Person shall be a pro forma historical Consolidated EBITDA to account for any mergers or acquisitions.

      SECTION 8.03 MINIMUM CONSOLIDATED INTEREST COVERAGE RATIO. Each of (i) Cantel Medical and its Subsidiaries, (ii) MediVators and all of the domestic Subsidiaries of Cantel Medical and (iii) Carsen Group, respectively, shall have on the last day of each Fiscal Quarter and each Fiscal Year (which covenant shall be tested at the end of the periods covered by the quarterly and annual consolidated and consolidating financial statements which are to be provided to the Administrative Agent pursuant to SECTION 5.02 of this Loan Agreement), a Consolidated Interest Coverage Ratio equal to or greater than 3.0 -to- 1.0.*

      * For purposes of this SECTION 8.03, the Consolidated Interest Coverage Ratio for such Persons shall be calculated using the Consolidated EBIT of such Persons of the prior twelve (12) consecutive months and the Consolidated Debt of such Persons as of the actual day of the calculation. Consolidated EBIT for any Person shall be a pro forma historical Consolidated EBIT to account for any mergers or acquisitions.

      SECTION 8.04 MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Each of (i) Cantel Medical and its Subsidiaries, (ii) MediVators and all of the domestic Subsidiaries of Cantel Medical and (iii) Carsen Group, respectively, shall have on the last day of each Fiscal Quarter and each Fiscal Year (which covenant shall be tested at the end of the periods covered by the quarterly and annual consolidated and consolidating financial statements which are to be provided to the Administrative Agent pursuant to SECTION 5.02 of this Loan Agreement), a Consolidated Fixed Charge Coverage Ratio equal to or greater than 1.25 -to- 1.0.

      SECTION 8.05 MAXIMUM CAPITAL EXPENDITURES. Capital Expenditures made or incurred by the Borrowers and their Subsidiaries in each Fiscal Year during the term of the Loan Facilities shall not exceed US$750,000.00 per Fiscal Year in the aggregate.

                                   ARTICLE IX

                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES

      SECTION 9.01 EVENTS OF DEFAULT. The occurrence of any of the following events with the passing of any applicable notice and cure periods shall constitute an "Event of Default" under this Loan Agreement (hereinafter referred to as an "Event of Default"):

            (i) Any representation or warranty made by any one or more of the Borrowers, the Corporate Guarantor or any other Person in any of the Loan Documents furnished in connection with the Loan Facilities, shall prove to have been false, incorrect or misleading in any substantial and material respect on the date as of which made;

            (ii) Any one or more of the Borrowers shall have failed to make any payment of any fee payable hereunder or any installment of interest on any of the Notes, the Letters of Credit Reimbursement Agreement and/or under this Loan Agreement on their respective due dates and such default shall have remained uncured for a period of three (3) days;

            (iii) Any one or more of the Borrowers shall have failed to make any payment of principal on any of the Notes, the Letters of Credit Reimbursement Agreement and/or under this Loan Agreement on their respective due dates and such default shall have remained uncured for a period of three (3) days;

            (iv) Any one or more of the Borrowers or the Corporate Guarantor shall have failed to duly observe or perform any covenant, condition or agreement with respect to the payment of monies on the part of such Borrower(s) or the Corporate Guarantor to be observed or performed pursuant to the terms of the Loan Documents, other than the payment of principal and interest which shall be governed by SECTION 9.01(ii) AND (iii) above, and such default shall have remained uncured for a period of fifteen (15) days after written notice thereof to such Borrower(s) or the Corporate Guarantor from the Administrative Agent;

            (v) The Borrowers shall have failed to duly observe any of the financial covenants set forth in ARTICLE VIII of this Loan Agreement as of any date of determination;

            (vi) Any one or more of the Borrowers and/or the Corporate Guarantor shall have failed to duly observe or perform any covenant, condition or agreement on the part of such Borrower(s) or the Corporate Guarantor to be observed or performed pursuant to the terms of the Loan Documents other than the payment of monies which shall be governed by SECTION 9.01 (ii), (iii) AND (iv) above, and such default shall have remained uncured for a period of fifteen (15) days after written notice thereof to such Borrower(s) or the Corporate Guarantor from the Administrative Agent;

            (vii) Any one or more of the Borrowers and/or the Corporate Guarantor shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of their respective assets; a custodian shall have been appointed with or without consent of such Borrower(s) and/or the Corporate Guarantors; any of the Borrowers and/or the Corporate Guarantor shall generally not be paying their respective Debts as they become due; any of the Borrowers and/or the Corporate Guarantor shall have made a general assignment for the benefit of their respective creditors; any of the Borrowers and/or the Corporate Guarantor, shall have filed a voluntary petition (or assignment) in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with their respective creditors, or shall have taken advantage of any insolvency law, or shall have filed an answer admitting the material allegations of a petition in bankruptcy, reorganization or insolvency proceeding; or a petition in bankruptcy shall have been filed against any one or more of the Borrowers and/or the Corporate Guarantor and shall not have been dismissed for a period of sixty (60) consecutive days; or an Order for Relief or Receiving Order or Interim Order shall have been entered against any of the Borrowers and/or the Corporate Guarantor under either the Bankruptcy Code or the Bankruptcy Act; or an order, judgment or decree shall have been entered without the application, approval or consent of any of the Borrowers and/or the Corporate Guarantor by any court of competent jurisdiction appointing a receiver, trustee, custodian or liquidator of any of the Borrowers and/or the Corporate Guarantor of a substantial part of their respective assets and such order, judgment or decree shall have continued unstayed and in effect for any period of sixty (60) consecutive days; or any proceeding shall have been commenced in respect of any of the Borrowers or the Corporate Guarantor under the Companies Creditors Arrangement Act (Canada);

            (viii) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in any of the Properties of any one or more of the Borrowers and/or the Corporate Guarantor or any judgment involving monetary damages shall be entered against any one or more of the Borrowers and/or the Corporate Guarantor which shall become a lien on any one or more of the Borrowers' and/or the Corporate Guarantor's Properties or any portion thereof or interest therein and such execution, attachment or similar process is not released, bonded, satisfied, vacated or stayed within thirty (30) days after its entry or levy, and said writ of execution, attachment, levy or judgment shall involve monetary damages aggregating more than US$100,000.00;

            (ix) Seizure or foreclosure of any of the Properties of any one or more of the Borrowers and/or the Corporate Guarantor pursuant to process of law or by respect of legal self-help, involving monetary damages aggregating more than US$100,000.00, unless said seizure or foreclosure is stayed or bonded within thirty (30) days after the occurrence of same;

            (x) The voluntary permanent closing of business or ceasing of operations of any one or more of the Borrowers, the result of which would have a Material Adverse Effect which would result in or cause the Lenders to believe, in their reasonable discretion, that the Borrowers would not be able to repay their debts as they arise, including, without limitation, the

Loan Facilities;

            (xi) Default by any one or more of the Borrowers and/or the Corporate Guarantor in any of the terms or conditions of any agreement (excluding the Loan Documents) covering the payment of borrowed money from the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent, any Lender and/or any other creditor, which shall be in an aggregate principal amount involving not less than US$100,000.00;

            (xii) The occurrence of a Material Adverse Change in the business, financial condition, financial performance, properties or operations of any one or more of the Borrowers, taken as a whole, which would result in or cause the Lenders to believe, in their reasonable discretion, that the Borrowers would not be able to repay their debts as they arise, including, without limitation, the Loan Facilities;

            (xiii) The occurrence of a Reportable Event, the result of which would have a Material Adverse Effect;

            (xiv) Any one or more of the Borrowers and/or the Corporate Guarantor shall have transferred, or caused to have been transferred, title to or possession of any interest in the Collateral, or any part thereof, to any person or entity, without the prior express written consent of the Requisite Lenders, except as may be expressly permitted under SECTION 7.02(i) of this Loan Agreement;

            (xv) Any one or more of the Borrowers and/or the Corporate Guarantor shall have consented to the placing of any additional lien on the Collateral, whether such lien is prior to or subordinate to the lien of the US Collateral Agent and/or the Canadian Collateral Agent, respectively;

            (xvi) The occurrence of a Change of Control; and

            (xvii) An event of default shall have occurred under any of the other Loan Documents.

      SECTION 9.02 RIGHTS AND REMEDIES.

            (i) ACCELERATION. Upon the occurrence and during the continuance of any Event of Default described in the foregoing SECTION 9.01(vii) hereof, the Commitments shall automatically and immediately terminate and the unpaid principal amount of, and any and all accrued interest on, the Loans, all US Reimbursement Obligations, the undiscounted face amount of all outstanding Canadian Bankers Acceptances and all Canadian Reimbursement Obligations shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrowers and their Subsidiaries, and the obligation of each of the Lenders to make any additional Loans, issue any additional Letters of Credit, create any additional Canadian Bankers Acceptances and/or purchase any Foreign Exchange Contracts hereunder shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default described in SECTION 9.01 above, the Administrative Agent and the Canadian Collateral Agent shall, at the request, or may with the consent, of the Requisite Lenders, by written notice to the Borrowers (a) declare that the Commitments are terminated, whereupon the Commitments and the obligation of each Lender to make any Loan and/or create any additional Canadian Bankers Acceptances, the Issuing Bank to issue any Letters of Credit and Summit Bank and/or Mellon US to purchase any Foreign Exchange Contracts hereunder shall immediately terminate and/or (b) declare the unpaid principal amount of, and any and all accrued and unpaid interest on, the Loans, all US Reimbursement Obligations and all Canadian Reimbursement Obligations to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrowers.

            (ii) DEPOSIT FOR LETTERS OF CREDIT. Promptly upon demand by the US Collateral Agent, the Canadian Collateral Agent or the Issuing Bank after the occurrence and during the continuance of any Event of Default, the applicable Borrowers shall deposit with the US Collateral Agent or the Canadian Collateral Agent, as applicable, for the benefit of the Issuing Bank with respect to each Letter of Credit then outstanding for the account of the Borrowers, Cash or Cash Equivalents in an amount equal to the greatest amount for which all such Letters of Credit may be drawn. Such deposit shall be held by the US Collateral Agent and/or the Canadian Collateral Agent, as applicable, for the benefit of the Issuing Bank as security for, and to provide for the payment of, the applicable Reimbursement Obligations.

            (iii) RIGHTS UNDER LOAN DOCUMENTS. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent may, and upon the direction of the Requisite Lenders shall, take any lawful action against the Borrowers and/or the Corporate Guarantor to collect the payments then due and thereafter to become due under the Loan Documents, including, without limitation, any rights under the Collateral Documents.

            (iv) SET-OFF. Upon the occurrence and during the continuance of any Event of Default, without prior notice or other action (any such notice being hereby expressly waived by the Borrowers; PROVIDED, HOWEVER, the Administrative Agent, the Canadian Collateral Agent and each Lender shall give the Borrowers notice within three (3) days after the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or any Lender has set off any such amounts), the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and each Lender may set-off any money owed by the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or such Lender in any capacity to the Borrowers or the Corporate Guarantor or any Property of any of the Borrowers or of the Corporate Guarantor in the possession of the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or such Lender against any of the monetary Obligations of the Borrowers to the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or such Lender under the Loan Documents, and the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or such Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money or property immediately, even though the actual book entries with respect thereto may be made at some time subsequent thereto.

      SECTION 9.03 APPLICATION OF PROCEEDS. (i) (a) All payments and proceeds received by the Lenders under SECTION 9.02 of this Loan Agreement in connection with the sale, liquidation or other disposition of (1) the US Collateral held pursuant to the Security Agreement #1 and/or any of the other Security Agreements (other than the Security Agreement #2, which is provided for in SECTION 9.03(i)(b) below) and (2) the stock held pursuant to the Pledge of Stock Agreements, shall be applied in the following order of priority:

                  (A) FIRST, to pay any and all Obligations in respect of any fees, costs, expense reimbursements and/or indemnities then due to the Administrative Agent, the US Collateral Agent and/or any other Indemnified Parties from the US Borrowers;

                  (B) SECOND, to pay any and all Obligations in respect of any fees, costs, expense reimbursements and/or indemnities then due to any and all US Lenders from the US Borrowers;

                  (C) THIRD, to pay any and all interest due in respect of any US Revolving Credit Loans and any US Reimbursement Obligations;

                  (D) FOURTH, to pay or prepay any and all principal of the US Revolving Credit Loans and US Reimbursement Obligations and to pay (or to the extent such Obligations are contingent, prepay or provide cash collateral in respect of) any and all US Letter of Credit Obligations;

                  (E) FIFTH, to pay any and all interest due in respect of any Acquisition/Term Loans;

                  (F) SIXTH, to pay or prepay any and all principal of the Acquisition/Term Loans;

                  (G) SEVENTH, to the ratable payment of any and all other non-Swap Obligations, including, without limitation, any and all Obligations owed by the Canadian Borrower to Summit Bank and Mellon US in connection with any Foreign Exchange Contracts and the F/X Line of Credit Facility;

                  (H) EIGHTH, to pay any and all Swap Obligations;

                  (I) NINTH, to pay any and all Obligations in respect of any fees, costs, expense reimbursements and/or indemnities then due to the Canadian Collateral Agent and/or any other Indemnified Parties from the Canadian Borrower;

                  (J) TENTH, to pay any and all Obligations in respect of any fees, costs, expense reimbursements and/or indemnities then due to any and all Canadian Lenders from the Canadian Borrower;

                  (K) ELEVENTH, to pay any and all interest due in respect of any Canadian Revolving Credit Loans and any Canadian Reimbursement Obligations;

                  (L) TWELFTH, to pay or prepay any and all principal of the Canadian Revolving Credit Loans and Canadian Reimbursement Obligations and to pay (or to the extent such Obligations are contingent, prepay or provide cash collateral in respect of) any and all Canadian Letter of Credit Obligations; and

                  (M) FINALLY, the balance, if any, shall be paid to the US Borrowers, or, if otherwise determined by a court of competent jurisdiction, to whomever may be entitled thereto;

PROVIDED, HOWEVER, that if sufficient funds are not available to fund all payments to be made in respect of the Obligations owing by any of the Borrowers described in any of the foregoing CLAUSES (A) THROUGH (K), the available funds shall be allocated within the last particular clause for which such funds were available to the payment of such Obligations ratably, based on the proportion of the Administrative Agent's, the US Collateral Agent's, the Canadian Collateral Agent's and each Lender's respective interest in the aggregate outstanding Obligations described in such clause.

            (b) All payments and proceeds received by the Lenders under SECTION
9.02 of this Loan Agreement in connection with the sale, liquidation or other disposition of the Canadian Collateral held under the Security Agreement #2 shall be applied in the following order of priority:

                  (A) FIRST, to pay any and all Obligations in respect of any fees, costs, expense reimbursements and/or indemnities then due to the Administrative Agent, which are directly related to the Canadian Revolving Credit Loan Facility, the Canadian Collateral Agent and/or any other Indemnified Parties from the Canadian Borrower;

                  (B) SECOND, to pay any and all Obligations in respect of any fees, costs, expense reimbursements and/or indemnities then due to any and all Canadian Lenders from the Canadian Borrower;

                  (C) THIRD, to pay any and all interest due in respect of any Canadian Revolving Credit Loans and any Canadian Reimbursement Obligations;

                  (D) FOURTH, to pay or prepay any and all principal of the Canadian Revolving Credit Loans and Canadian Reimbursement Obligations and to pay (or to the extent such Obligations are contingent, prepay or provide cash collateral in respect of) any and all Canadian Letter of Credit Obligations;

                  (E) FIFTH, to the ratable payment of any and all other non-Swap Obligations, including, without limitation, any and all Obligations owed by the Canadian Borrower to Summit Bank and Mellon US in connection with any Foreign Exchange Contracts and the F/X Line of Credit Facility; and

                  (F) FINALLY, the balance, if any, shall be paid to the Canadian Borrower, or, if otherwise determined by a court of competent jurisdiction, to whomever may be entitled thereto;

PROVIDED, HOWEVER, that if sufficient funds are not available to make all payments to be made in respect of the Obligations owing by any of the Borrowers described in any of the foregoing CLAUSES (A) THROUGH (E), the available funds shall be allocated within the last particular clause for which such funds were available to the payment of such Obligations ratably, based on the proportion of the Administrative Agent's, the Canadian Collateral Agent's and each Canadian Lender's respective interest in the aggregate outstanding Obligations described in such clause.

            (c) All payments and proceeds received by the Lender under SECTION
9.02 of this Loan Agreement from all sources other than the Collateral described in SECTIONS 9.03(i)(a) AND (b) above shall be applied in the following order of priority:

                  (A) FIRST, to pay any and all Obligations in respect of any fees, costs, expense reimbursements and/or indemnities then due to the Agents and/or any other Indemnified Parties from the Borrowers;

                  (B) SECOND, to pay any and all Obligations in respect of any fees, costs, expense reimbursements and/or indemnities then due to any and all Lenders from the Borrowers;

                  (C) THIRD, to pay any and all interest due in respect of any Revolving Credit Loans, any US Reimbursement Obligations and any Canadian Reimbursement Obligations;

                  (D) FOURTH, to pay or prepay any and all principal of the Revolving

      Credit Loans, US Reimbursement Obligations and Canadian Reimbursement Obligations and to pay (or to the extent such Obligations are contingent, prepay or provide cash collateral in respect of) any and all US Letter of Credit Obligations and Canadian Letter of Credit Obligations;

                  (D) FIFTH, to pay any and all interest due in respect of any Acquisition/Term Loans;

                  (E) SIXTH, to pay or prepay any and all principal of the Acquisition/Term Loans;

                  (F) SEVENTH, to the ratable payment of any and all other non-Swap Obligations, including, without limitation, any and all Obligations owed by the Canadian Borrower to Summit Bank and Mellon US in connection with any Foreign Exchange Contracts and the F/X Line of Credit Facility;

                  (G) EIGHTH, to pay any and all Swap Obligations; and

                  (H) FINALLY, the balance, if any, shall be paid to the Borrowers, or, if otherwise determined by a court of competent jurisdiction, to whomever may be entitled thereto;

PROVIDED, HOWEVER, that if sufficient funds are not available to fund all payments to be made in respect of the Obligations owing by any of the Borrowers described in any of the foregoing CLAUSES (A) THROUGH (G), the available funds shall be allocated within the last particular clause for which such funds were available to the payment of such Obligations ratably, based on the proportion of the Administrative Agent's, the US Collateral Agent's, the Canadian Collateral Agent's and each Lender's respective interest in the aggregate outstanding Obligations described in such clause.

            (ii) If the amount of the proceeds received from the sale or other disposition of the Collateral shall be insufficient to satisfy in full the amounts referred to (a) in SECTION 9.03(i)(a) above, then the US Borrowers shall remain and be JOINTLY AND SEVERALLY liable for any such deficiency and (b) in
SECTION 9.03(i)(b) above, then the Canadian Borrower shall remain and be liable for any such deficiency.

      SECTION 9.04 NO NOTICES. In order to entitle the Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent to exercise any remedy available to it under SECTION 9.02 of this Loan Agreement, it shall not be necessary for the Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent to give any notice, other than such notice as may be required expressly in this Loan Agreement or by applicable Law.

      SECTION 9.05 AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. Upon the occurrence and during the continuance of an Event of Default, as a result of which the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or any Lender shall require and employ attorneys or incur other expenses for the collection of payments due or to become due or the enforcement or performance or observance of any obligation or agreement on the part of the Borrowers contained herein, the Borrowers shall, on demand, pay to the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or the applicable Lender, the reasonable fees of such attorneys and such other expenses so incurred by them, including, without limitation, any and all POST-JUDGMENT COLLECTION COSTS AND EXPENSES.

      SECTION 9.06 NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event that any agreement contained in this Loan Agreement should be breached by any party and thereafter waived by the other parties, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

      SECTION 9.07 FAILURE TO EXERCISE RIGHTS. Nothing herein contained shall impose upon the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or any of the Lenders any obligation to enforce any terms, covenants or conditions contained in this Loan Agreement and the other Loan Documents. Failure of the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or any of the Lenders, in any one or more instances, to insist upon strict performance by the Borrowers or the Corporate Guarantor of any of the terms, covenants or conditions of this Loan Agreement and the other Loan Documents, shall not be considered or taken as a waiver or relinquishment by the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or any of the Lenders of their respective right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, strict compliance by the Borrowers and the Corporate Guarantor with all the terms, covenants and conditions of this Loan Agreement and the other Loan Documents. The consent of the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or any of the Lenders to any act or omission by the Borrowers and/or the Corporate Guarantor shall not be construed to be a consent to any other or subsequent act or omission or to waive the requirement for the Administrative Agent's, the US Collateral Agent's, the Canadian Collateral Agent's and/or any of the Lender's consent to be obtained in any future or other instance.

      SECTION 9.08 WAIVER OF JURY TRIAL. THE BORROWERS, THE AGENTS AND THE LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (i) WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER

VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE AGENT AND/OR THE LENDERS RELATING TO THE ADMINISTRATION OF THE LOAN FACILITIES OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND (ii) AGREE THAT NONE OF THE BORROWERS, THE AGENTS OR THE LENDERS WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY APPLICABLE LAW, THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER HEREBY CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENTS AND/OR THE LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY OF THE AGENTS AND/OR ANY OF THE LENDERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDERS TO MAKE THE LOAN FACILITIES AVAILABLE TO THE BORROWERS AND TO ACCEPT THE LOAN DOCUMENTS. IT IS INTENDED THAT SAID WAIVERS SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. THE BORROWERS, THE AGENTS AND THE LENDERS RECOGNIZE THAT ANY DISPUTE ARISING IN CONNECTION WITH THE LOAN FACILITIES IS LIKELY TO BE COMPLEX AND CONSEQUENTLY THEY WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE THEIR RIGHTS TO A JURY TRIAL.

      SECTION 9.09 REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or any of the Lenders is intended to be exclusive of any other remedy or remedies; but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. No express or implied waiver by the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and/or any of the Lenders of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. No delay or omission to exercise any right or power accruing upon any Event of Default continuing as aforesaid, shall impair any such right or power or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

                                    ARTICLE X

                THE ADMINISTRATIVE AGENT; THE US COLLATERAL AGENT
                        AND THE CANADIAN COLLATERAL AGENT

      SECTION 10.01 APPOINTMENT. (i) Each Lender hereby irrevocably designates and appoints (a) Summit Bank as the Administrative Agent of such Lender, (b) Summit Bank as the US Collateral Agent for any and all Collateral located in the United States of America and (c) Mellon Canada as the Canadian Collateral Agent for any and all Collateral located in Canada and as for the administration of the Canadian Revolving Credit Loan Facility, all under this Loan Agreement and the Loan Documents. Each Lender hereby irrevocably authorizes the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent to take such action on its behalf under the provisions of this Loan Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein together with such other powers as are incidental thereto. Each Lender hereby irrevocably authorizes the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent to execute and deliver each of the Loan Documents and to accept delivery of such of the other Loan Documents as may not require execution by the Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent. Each Lender hereby agrees that the rights and remedies granted to the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent under the Loan Documents shall be exercised exclusively by the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent, respectively, and that no Lender shall have any right individually to exercise any such right or remedy, except to the extent expressly provided herein or therein. Each of the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent hereby agrees to act as such on the express conditions contained in this ARTICLE X.

            (ii) The provisions of this ARTICLE X are solely for the benefit of the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent and the Lenders, and the Borrowers shall not have any rights to rely on or enforce any of the provisions hereof. In performing their respective functions and duties under this Loan Agreement, the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent shall act solely as agents of the Lenders and do not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrowers.

      SECTION 10.02 GENERAL NATURE OF THE AGENTS' DUTIES. Notwithstanding anything to the contrary elsewhere in this Loan Agreement or in any other Loan
Document:

            (i) None of the Administrative Agent, the US Collateral Agent or the Canadian Collateral Agent shall have any duties or responsibilities except those expressly set forth in this Loan Agreement and the other Loan Documents, and no implied duties or responsibilities on the part of the Administrative Agent, the US Collateral Agent or the Canadian Collateral Agent shall be read into this Loan Agreement or any Loan Document or shall otherwise exist.

            (ii) The duties and responsibilities of the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent under this Loan Agreement and the other Loan Documents shall be mechanical and administrative in nature, and none of the Administrative Agent, the US Collateral Agent or the Canadian Collateral Agent shall have a fiduciary relationship in respect of any Lender or in respect of another Agent.

            (iii) The Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent are and shall be solely the agents of the Lenders. None of the Administrative Agent, the US Collateral Agent or the Canadian Collateral Agent assumes, and shall at no time be deemed to have, any relationship of agency or trust with or for, or any other duty or responsibility to, the Borrowers and/or their Subsidiaries or any other Person (except only for their respective relationships as agent for, and their express duties and responsibilities to, the Lenders as provided in this Loan Agreement and the other Loan Documents).

            (iv) None of the Administrative Agent, the US Collateral Agent or the Canadian Collateral Agent shall be under any obligation to take any action hereunder or under any other Loan Document if any such Agent believes in good faith that taking such action may conflict with any Law or any provision of this Loan Agreement or any other Loan Document, or may require such Agent to qualify to do business in any jurisdiction where it is not then so qualified.

      SECTION 10.03 EXERCISE OF POWERS. The Administrative Agent, the US Collateral Agent and/or the Canadian Collateral Agent shall take any action of the type specified in this Loan Agreement or any other Loan Document as being within the such Agent's respective rights, powers or discretion in accordance with directions from the Requisite Lenders (or, to the extent this Loan Agreement or such other Loan Document expressly requires the direction or consent of some other Person or set of Persons, then instead in accordance with the directions of such other Person or set of Persons). In the absence of such directions, each of the Administrative Agent, the US Collateral Agent and the Canadian Collateral Agent shall have the authority (but under no circumstances shall be obligated), in its sole and absolute discretion, to take any such action, except to the extent this Loan Agreement or such Loan Document expressly requires the direction or consent of the Requisite Lenders (or some other Person or set of Persons), in which such Agent shall not take such action absent such direction or consent. Any action or inaction pursuant to such direction, discretion or consent shall be binding on all the Lenders. None of the Administrative Agent, the US Collateral Agent or the Canadian Collateral Agent shall have any liability to any Person as a result of (i) such Agent acting or refraining from acting in accordance with the directions of the Requisite Lenders (or other applicable Person or set of Persons), (ii) such Agent refraining from acting in the absence of instructions to act from the Requisite Lenders (or other applicable Person or set of Persons), whether or not such Agent has discretionary power to take such action, or (iii) such Agent taking discretionary action it is authorized to take under this Section (subject, in the case of this CLAUSE (iii), to the provisions of SECTION 10.04(i) hereof).

      SECTION 10.04 GENERAL EXCULPATORY PROVISIONS. Notwithstanding anything to the contrary elsewhere in this Loan Agreement or any other Loan Document:

            (i) No Agent be liable for any action taken or omitted to be taken by it under or in connection with this Loan Agreement or any other Loan Documents, unless caused by its own gross negligence or willful misconduct.

            (ii) No Agent shall be responsible for (a) the execution, delivery, effectiveness, enforceability, genuineness, validity or adequacy of this Loan Agreement or any other Loan Document, (b) any recital, representation, warranty, document, certificate, report or statement in, provided for in, or received under or in connection with, this Loan Agreement or any other Loan Document, (c) any failure of the Borrowers or their Subsidiaries or any Lender to perform any of their respective obligations under this Loan Agreement or any other Loan Document, (d) the existence, validity, enforceability, perfection, recordation, priority, adequacy or value, now or hereafter, of any Lien or other direct or indirect security afforded or purported to be afforded by any of the Loan Documents or otherwise from time to time or (e) caring for, protecting, insuring, or paying any taxes, charges or assessments with respect to any Collateral.

            (iii) No Agent shall be under any obligation to ascertain, inquire or give any notice relating to (a) the performance or observance of any of the terms or conditions of this Loan Agreement or any other Loan Document on the part of the Borrowers or their Subsidiaries, (b) the business, operations, condition (financial or otherwise) or prospects of the Borrowers or their Subsidiaries or (c) except to the extent set forth in SECTION 10.05(vi) below, the existence of any Event of Default or any Potential Event of Default.

            (iv) No Agent shall be under any obligation, either initially or on a continuing basis, to provide any Lender with any notices, reports or information of any nature, whether in its possession presently or hereafter, except for such notices, reports and other information expressly required by this Loan Agreement or any other Loan Document to be furnished by such Agent to such Lender, of which such Agent has actual receipt or possession.

      SECTION 10.05 ADMINISTRATION BY THE AGENTS.

            (i) Each of the Agents may rely upon any notice or other communication of any nature (written or oral, including but not limited to telephone conversations, whether or not such notice or other communication is made in a manner permitted or required by this Loan Agreement or any Loan Document) purportedly made by or on behalf of the proper party or parties, and no Agent shall have any duty to verify the identity or authority of any Person giving such notice or other communication.

            (ii) Each Agent may consult with legal counsel (including, without limitation, in-house counsel for such Agent or in-house or other counsel for any Lender), independent certified public accountants and any other experts selected by it from time to time, and no Agent shall be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

            (iii) Each Agent may conclusively rely upon the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the such Agent in accordance with the requirements of this Loan Agreement or any other Loan Document. Whenever any Agent shall deem it necessary or desirable that a matter be proved or established with respect to the Borrowers, the Corporate Guarantor or any Lender, such matter may be established by a certificate of the Borrowers, such Corporate Guarantor or any Lender, as the case may be, and each Agent may conclusively rely upon such certificate (unless other evidence with respect to such matter is specifically prescribed in this Loan Agreement or another Loan Document).

            (iv) Each Agent may fail or refuse to take any action unless it shall be indemnified to its satisfaction from time to time against any and all amounts, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature which may be imposed on, incurred by or asserted against such Agent by reason of taking or continuing to take any such action.

            (v) Each Agent may perform any of its respective duties under this Loan Agreement or any other Loan Document by or through agents or attorneys-in-fact. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

            (vi) No Agent shall be deemed to have any knowledge or notice of the occurrence of any Event of Default or Potential Event of Default unless such Agent has received notice from a Lender or the Borrowers referring to this Loan Agreement, describing such Event of Default or Potential Event of Default, and stating that such notice is a "notice of default". If any Agent receives such a notice, such Agent shall give prompt notice thereof to each Lender and to each other Agent.

      SECTION 10.06 EACH LENDER NOT RELYING ON ANY AGENT OR ANY OTHER LENDER. Each Lender hereby acknowledges as follows: (i) none of the Administrative Agent, the US Collateral Agent, the Canadian Collateral Agent or any other Lender has made any representation or warranties to it, and no act taken or hereafter by any Agent or any other Lender shall be deemed to constitute any representation or warranty by such Agent or such other Lender to it; (ii) it has, independently and without reliance upon any Agent or any other Lender, and based upon such documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Loan Agreement and the other Loan Documents; and (iii) it will, independently and without reliance upon any Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, make its own decisions to take or not take action under or in connection with this Loan Agreement and the other Loan

Documents.

      SECTION 10.07 INDEMNIFICATION. Each Lender hereby agrees to reimburse and indemnify the Agents and their respective directors, officers, employees, attorneys and agents (to the extent not reimbursed by the Borrowers and without limitation of the obligations of the Borrowers to do so), for such Lender's Pro Rata Share (based on the respective Commitments), from and against any and all amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature (including, without limitation, the fees and disbursements of counsel for each of the Agents for such other Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Agent or such other Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against any of the Agents or such other Person as a result of, or arising out of, or in any way related to or by reason of, this Loan Agreement, any other Loan Document, any transaction from time to time contemplated hereby or thereby, or any transaction financed in whole or in part or directly or indirectly with the proceeds of any Loan; PROVIDED, HOWEVER, no Lender shall be liable for any portion of such amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements resulting solely from the gross negligence or willful misconduct of any Agent or such other Person. Payment under this SECTION 10.07 shall be due and payable on demand, and to the extent that any Lender fails to pay any such amount on demand, such amount shall bear interest for each day from the date of demand until paid (before and after judgment) at a rate per annum (calculated on the basis of a year of 360 days and actual days elapsed) which for each day shall be equal to the Federal Funds Effective Rate.

      SECTION 10.08 AGENTS IN THEIR INDIVIDUAL CAPACITIES. With respect to the Commitments of and the Obligations owing to each Agent, each Agent shall have the same rights and powers under this Loan Agreement and each other Loan Document as any other Lender and may exercise the same as though it were not an Agent, and the terms "Lenders," "holders of Notes" and like terms shall include the Agents in their individual capacities as such. The Agents and their respective affiliates may, without liability to account, make loans to, accept deposits from, acquire debt or equity interests in, act as trustee under indentures of, and engage in any other business with the Borrowers as though the Agents were not the Agents hereunder.

      SECTION 10.09 HOLDERS OF NOTES. The Agents may deem and treat any Lender which is the payee of a Note as the owner and holder of such Note for all purposes hereof unless and until an Assignment and Acceptance with respect to the assignment or transfer thereof shall have been filed with the Administrative Agent in accordance with SECTION 11.02 hereof. Any authority direction or consent of any person who at the time of giving such authority, direction or consent is shown in the Loan Account as being a Lender shall be conclusive and binding on each present and subsequent holder, transferee or assignee of any Note or Notes payable to such Lender or of any Note or Notes issued in exchange therefor.

      SECTION 10.10 SUCCESSOR AGENTS. Any Agent may resign at any time by ten
(10) days prior express written notice thereof to the Lenders and the Borrowers. Any Agent may be removed by the Requisite Lenders at any time, for cause, by giving ten (10) days prior express written notice thereof to such Agent, the other Agents, the other Lenders and the Borrowers. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor such Agent. If no successor such Agent shall have been so appointed and consented to, and shall have accepted such appointment, within thirty (30) days after such notice of resignation or removal, then the retiring Agent may, on behalf of the Lenders, appoint a successor such Agent. Each successor Agent shall be a commercial bank or trust company organized under the laws of the United States of America, or any State thereof, or Canada, or any Province thereof, and having a combined capital and surplus of at least US$2,000,000,000.00 and is otherwise in compliance with all then applicable laws or regulations regarding regulatory capital requirements after giving effect to any "phase-in" provisions thereof; PROVIDED, HOWEVER, that with respect to a successor for the (i) US Collateral Agent, such successor Agent shall be required to be organized under the laws of the United States of America, or any State thereof, and (ii) Canadian Collateral Agent, such successor Agent shall be required to be organized under the laws of Canada, or any Province thereof. Upon the acceptance by a successor Agent of its appointment as such Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the properties, rights, powers, privileges and duties of the former such Agent, without further act, deed or conveyance. Upon the effective date of resignation or removal of a retiring Agent, such Agent shall be discharged from its respective duties under this Loan Agreement and the other Loan Documents, but the provisions of this Loan Agreement shall inure to its benefit as to any actions taken or omitted by it while it was an Agent under this Loan Agreement. If and so long as no successor Agent shall have been appointed, then any notice or other communication required or permitted to be given by such Agent shall be sufficiently given if given by the Requisite Lenders, all notices or other communications required or permitted to be given to such Agent shall be given to each Lender and to each other Agent, and all payments to be made to such Agent shall be made directly to the Borrowers, the Agent or Lender for whose account such payment is made.

      SECTION 10.11 ADDITIONAL AGENTS. If any Agent shall from time to time deem it necessary or advisable, for its own protection in the performance of its duties hereunder or in the interest of the Lenders, then such Agent, the other Agents and the Borrowers shall execute and deliver a supplemental agreement and all other instruments and agreements necessary or advisable, in the opinion of the Administrative Agent, to constitute another commercial bank or trust company, or one or more other Persons approved by the Administrative Agent, to act as co-Agent or agent with respect to any part of the Collateral with such powers of such Agent as may be provided in such supplemental agreement, and to vest in such bank, trust company or Person as such co-Agent or separate agent, as the case may be, any properties, rights, powers, privileges and duties of such Agent under this Loan Agreement or any other Loan Document.

      SECTION 10.12 CALCULATIONS. No Agent shall be liable for any calculation, apportionment or distribution of payments made by it in good faith. If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from the other Lenders any payment in excess of the amount to which they are determined to be entitled or, if the amount due was not paid by the Borrowers, to recover such amount from the Borrowers.

                                   ARTICLE XI

                                  MISCELLANEOUS

      SECTION 11.01 CONCERNING THE COLLATERAL AND THE COLLATERAL DOCUMENTS. Each Lender hereby authorizes and directs the US Collateral Agent and the Canadian Collateral Agent, respectively, for the benefit of the applicable Lenders, to enter into the Collateral Documents. Each Lender hereby agrees that any action taken by such Agents or the Requisite Lenders in accordance with the provisions of this Loan Agreement or the Collateral Documents, and the exercise by such Agents or the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders.

      SECTION 11.02 ASSIGNMENTS AND PARTICIPATIONS.

      (i) Each Lender (including, without limitation, each Canadian Lender) may assign to any bank or financial institution, all or a portion of its rights and obligations under this Loan Agreement (including, without limitation, all or a portion of its Revolving Credit Commitments, its Acquisition/Term Loan Commitments, its Pro Rata Share of the Acquisition/Term Loan Facility and its Pro Rata Share of the Revolving Credit Loan Facility owing to it) subject to the following conditions: (a) each such assignment may be, but is not required to be, of a constant, and not a varying, percentage of the assigning Lender's rights and obligations under this Loan Agreement and the assignments may cover different percentages of such Lender's US Revolving Credit Commitment, Canadian Revolving Credit Commitment, Acquisition/Term Loan Commitment, US Letter of Credit Obligations, Canadian Letter of Credit Obligations, Acquisition/Term Loans and Revolving Credit Loans; (b) the aggregate amount of the Commitments of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance Agreement with respect to such assignment) shall not cause or otherwise result in said assigning Lender's remaining unassigned aggregate amount of Commitments, US Letter of Credit Obligations, Canadian Letter of Credit Obligations, Acquisition/Term Loans and Revolving Credit Loans to be less than US$2,500,000.00 (except the Administrative Agent, in its capacity as a Lender, shall always retain and hold at least as much of the aggregate amount of the US Revolving Credit Loan Facility and the Acquisition/Term Loan Facility as that held by the Lender then holding the highest aggregate amount of said Loan Facilities); (c) each such assignment shall be to an Eligible Assignee; (d) the Eligible Assignee shall execute and deliver to the Administrative Agent, or, with respect to the assignment of any Canadian Lender's Canadian Revolving Credit Commitment, the Canadian Collateral Agent, for its approval, acceptance and recording in a register maintained by the Administrative Agent, an Assignment and Acceptance Agreement, together with a processing and recordation fee of Three Thousand Five Hundred and 00/100 (US$3,500.00) Dollars unless waived by the Administrative Agent; PROVIDED, HOWEVER, that such fee shall be waived automatically for transfers in the event that the Eligible Assignee is an affiliate of the assigning Lender; (e) the principal amount of any assigned (1) US Revolving

Credit Commitments, Canadian Revolving Credit Commitment(s), US Letter of Credit Obligations, Canadian Letter of Credit Obligations and Revolving Credit Loans and/or (2) Acquisition/Term Loan Commitments and Acquisition/Term Loans shall be not less than US$1,000,000.00 or any integral multiple of US$500,000.00 in excess thereof; (f) the Administrative Agent has provided its prior express written consent to such assignment, which consent shall not be unreasonably withheld and which consent shall be indicated by its execution of said Assignment and Acceptance Agreement; and (g) a Canadian Lender may not assign all or any portion of its Canadian Revolving Credit Commitment (hereinafter referred to as its "Canadian Revolving Credit Exposure") to an Eligible Assignee that is a non-resident of Canada for purposes of the Income Tax Act of Canada (with respect to which payments to such non-resident of principal, interest, fees and other amounts by the Canadian Borrower would be subject to Canadian withholding tax) at a rate higher than that then applicable to the assignor. Upon such execution, delivery, approval, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance Agreement,
(1) the Eligible Assignee thereunder shall be a party to this Loan Agreement and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance Agreement, have the rights and obligations of a Lender hereunder and (2) the Lender assignor thereunder shall to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish its rights and be released from its obligations under this Loan Agreement.

            (ii) By executing and delivering an Assignment and Acceptance Agreement, the assignor Lender thereunder and the Eligible Assignee thereunder confirm to and agree with each other and the other parties hereto as follows:
(a) other than as provided in such Assignment and Acceptance Agreement, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Loan Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Loan Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto; (b) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or their Subsidiaries or the performance or observance by the Borrowers or their Subsidiaries of any of their obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (c) such Eligible Assignee confirms that it has received all Loan Documents and other documents and information as such Eligible Assignee has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance Agreement; (d) such Eligible Assignee will, independently and without reliance upon any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Loan Agreement; (e) such Eligible Assignee confirms that it is an Eligible Assignee; (f) such Eligible Assignee appoints and authorizes each of the Agents to take such action as agent on its behalf and to exercise such powers under this Loan Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto;

and (g) such Eligible Assignee agrees that it will perform in accordance with its terms all of the obligations which by the terms of this Loan Agreement are required to be performed by it as a Lender.

            (iii) The Administrative Agent shall maintain at its address referred to on the signature pages hereof a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and shall record in the Loan Account the names and addresses of each Lender and the Commitment of, and principal amount of the Loans owing to, such Lender from time to time. The Borrowers and their Subsidiaries, the Agents and the Lenders may treat each Person whose name is recorded in the Loan Account as a Lender hereunder for all purposes of this Loan Agreement.

            (iv) Upon its receipt of an Assignment and Acceptance Agreement executed by an assigning Lender and an Eligible Assignee representing that it is an Eligible Assignee, the Administrative Agent shall, if such Assignment and Acceptance Agreement has been properly completed and is in substantially the form of EXHIBIT "B" attached hereto, (a) accept such Assignment and Acceptance Agreement, (b) record the information contained therein in the Loan Account and
(c) give prompt notice thereof to the Borrowers and to the other Agents.

            (v) Each Lender may sell to any bank or other financial institution one or more participations, in any amounts, in and to a portion of its rights and obligations under this Loan Agreement (including, without limitation, all or a portion of its US Revolving Credit Commitment, Acquisition/Term Loan Commitment, Canadian Revolving Credit Commitment, Canadian Letter of Credit Obligations, Loans and US Letter of Credit Obligations owing to it) subject to the following conditions: (a) such Lender's obligations under this Loan Agreement (including, without limitation, its US Revolving Credit Commitment, Acquisition/Term Loan Commitment, Canadian Revolving Credit Commitment, Canadian Letter of Credit Obligations, Loans and US Letter of Credit Obligations to the Borrowers hereunder) shall remain unchanged; (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;
(c) the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Loan Agreement, including voting rights, and with regard to any and all payments to be made under this Loan Agreement; and (d) the holder of any such participation shall not (1) be entitled to voting rights or the right to approve of any action under this Loan Agreement or otherwise, except that such selling Lender may agree that it will not vote, without the consent of Persons holding a majority of such Lender's rights and interests under this Loan Agreement, solely with respect to the amendment or modification of those provisions of this Loan Agreement for which, pursuant to SECTION 11.06 hereof, the consent of all the Lenders would be required and (2) be permitted to contact the Borrowers without the prior express written consent of the selling Lender and the Administrative Agent (which consent may be rescinded by the Borrowers at any time).

            The Borrowers hereby authorize the Agents and each Lender to disclose to any prospective participant any and all financial and other information in such Person's possession concerning the Borrowers which have been or may have been delivered to such Person by or on behalf of the Borrowers in connection with this Loan Agreement or any other Loan Document or such Person's credit evaluation of the Borrowers and their Subsidiaries; PROVIDED, HOWEVER, said prospective participant shall use its best efforts to enter into a confidentiality agreement with the selling Person in form and substance satisfactory to the Administrative Agent.

            (vi) Any Lender may at any time assign and pledge to any Federal Reserve Bank (or to an affiliate of such Lender for the purpose of permitting such affiliate to assign and pledge to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. ss.341), as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank all or any portion of its US Revolving Credit Commitment, Acquisition/Term Loan Commitment, US Letter of Credit Obligations and Loans. No such assignment shall release the assigning Lender from its obligations hereunder.

            (vii) In connection with the execution and delivery of each Assignment and Acceptance Agreement as provided for in SECTION 11.02(iv) above, the assigning Lender shall deliver to the Administrative Agent the superseded Note or Notes and the Administrative Agent shall deliver to the Borrowers for execution by the Borrowers, new Notes in order to reflect the appropriate Commitments of the assigning Lender and the applicable Eligible Assignee after giving effect to such Assignment and Acceptance Agreement. The Borrowers hereby covenant and agree to promptly execute said new Notes and to promptly return them to the Administrative Agent so that the Administrative Agent may deliver said new Notes to the appropriate Lenders; PROVIDED, HOWEVER, the Administrative Agent shall not deliver said new Notes unless and until the assigning Lender shall have delivered the superseded Note to the Administrative Agent. The assigning Lender hereby appoints the Administrative Agent as its attorney-in-fact (coupled with an interest) for the sole purpose of canceling the superseded Note and the assigning Lender hereby covenants and agrees that the Administrative Agent shall not be liable for any action taken or omitted to be taken by the Administrative Agent in connection therewith, unless caused by the Administrative Agent's own gross negligence or willful misconduct. Upon the Borrowers' request, the Administrative Agent shall stamp each superseded Note "SUPERSEDED" and shall attach each said superseded Note to, and each said superceded Note shall become a part of, the new Notes and the Administrative Agent shall deliver said new Notes to the appropriate Lenders.

      SECTION 11.03 EXPENSES.

            (i) GENERALLY. The Borrowers hereby agree upon demand to pay or reimburse the Agents for all of the Agents' legal costs and expenses (including, without limitation, any internal legal costs and expenses) and all internal and external audit, appraisal, valuation and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of Reed Smith LLP and any other attorneys retained by any Agent, auditors, accountants, appraisers, printers, insurance and environmental advisers, and other consultants and agents) incurred by any Agent in connection with (a) the protection of such Agent's Liens in the Collateral (including, without limitation, any fees and expenses for title and lien searches, local counsel in various jurisdictions, filing and recording fees and taxes, duplication costs and corporate search fees), (b) administration of this Loan Agreement, the Loan Documents, the Loans and the Collateral, including consultation with attorneys in connection therewith and in connection with the amendment, waiver or consents required or requested hereunder and (c) the protection, collection or enforcement of any of the Obligations or the Collateral.

            (ii) AFTER DEFAULT. The Borrowers hereby further agree to pay, or reimburse the Agents and the Lenders for all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements and POST-JUDGEMENT COLLECTION COSTS AND EXPENSES, and costs of settlement incurred by any Agent after the occurrence of an Event of Default (a) in enforcing any Obligation or in foreclosing against the Collateral or exercising or enforcing any other right or remedy available by reason of such Event of Default, (b) in connection with any refinancing or restructuring of the credit arrangements provided under this Loan Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding, (c) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Borrowers and related to or arising out of the transactions contemplated thereby or by any of the Loan Documents, (d) in taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise), (e) in protecting, preserving, collecting, leasing, selling, taking possession of, or liquidating any of the Collateral or (f) attempting to enforce or enforcing any security interest in any of the Collateral or any other rights under the Collateral Documents.

      SECTION 11.04 INDEMNITY. The Borrowers hereby agree to defend, protect, indemnify, and hold harmless the Indemnified Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Parties shall be designated a party thereto), imposed on, incurred by or asserted against the Indemnified Parties (whether direct, indirect or consequential and whether based on any Federal or state Laws or other statutory regulations, including, without limitation, securities and commercial laws and regulations, under common law or at equitable cause, or on contract or otherwise, including any liability and costs under Federal, state or local environmental, health or safety laws, regulations, or common law principles, arising from or in connection with the past, present or future environmental condition of the Property, the presence of asbestos-containing materials at the Property, or the Release or threatened Release of any Environmental Concern Material into the Environment from the Property) in any manner relating to the conduct of the business of the Borrowers and/or their Subsidiaries or the use or intended use of the proceeds of the Loans hereunder (hereinafter collectively referred to as the "Indemnified Matters"); PROVIDED, HOWEVER, that the Borrowers shall not have any obligation to an Indemnified Party hereunder with respect to (a) matters for which such Indemnified Party has been compensated pursuant to or for which an exemption is provided in SECTION 2.09 and SECTION 2.10 hereof or any other provision of this Loan Agreement and (b) Indemnified Matters caused by or resulting from the willful misconduct or gross negligence of that Indemnified Party, as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnified Parties. Anything herein to the contrary notwithstanding, to the extent that both the Lenders and the Borrowers have indemnification obligations with respect to any matter, the indemnification obligations of the Borrowers shall be primary and the indemnification obligations of the Lenders shall be secondary with respect to such matter, and if the Administrative Agent shall recover any amount from the Borrowers with respect to Borrowers' indemnification obligation for which the Administrative Agent has received any payment from the Lenders, the Administrative Agent shall return to such contributing Lenders, on a pro rata basis, any amount in excess of the amount necessary to fully indemnify the Administrative Agent.

      SECTION 11.05 RATABLE SHARING. SUBJECT TO THE TERMS, CONDITIONS AND PROVISIONS OF ARTICLE II AND SECTION 9.03 OF THIS LOAN AGREEMENT, the Lenders hereby agree among themselves that (i) with respect to all amounts received by them which are applicable to the payment of the Obligations (excluding the fees described in SECTION 2.07 hereof), equitable adjustment will be made so that, in effect, all such amounts will be shared among them ratably in proportion to the respective principal amounts of the Loans then outstanding to each Lender (or if no Loans are outstanding, ratably according to the respective amount of each Lender's US Revolving Credit Commitment to all US Revolving Credit Commitments, each Lender's Acquisition/Term Loan Commitment to all of the Acquisition/Term Loan Commitments and each Lender's Canadian Revolving Credit Commitment to all Canadian Revolving Credit Commitments), whether received by voluntary payment, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any or all of the Obligations (excluding the fees described in SECTION 2.07 hereof) or the Collateral and (ii) if any of them shall by voluntary payment or by the exercise of any right of counterclaim, set-off, banker's lien or otherwise, receive payment of a proportion of the aggregate amount of the Obligations held by it which is greater than its ratable share of the payments on account of Obligations (excluding the fees described in SECTION 2.07 hereof), determined in proportion to the respective principal amounts of the Loans then outstanding to each Lender (or if no Loans are outstanding, ratably according to the respective amount of each Lender's US Revolving Credit Commitment to all US Revolving Credit Commitments, each Lender's Acquisition/Term Loan Commitment to all of the Acquisition/Term Loan Commitments and each Lender's Canadian Revolving Credit Commitment to all Canadian Revolving Credit Commitments), then the Lender receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such Obligations owed to the other Lenders so that all such recoveries with respect to such Obligations shall result in the remaining principal balance of the Loans then outstanding as to each Lender being in such amounts so as to reflect each said Lender's Pro Rata Share as determined immediately prior to each such recovery (or if no Loans are outstanding, ratably according to the respective amount of each Lender's US Revolving Credit Commitment to all US Revolving Credit Commitments, each Lender's Acquisition/Term Loan Commitment to all of the Acquisition/Term Loan Commitments and each Lender's Canadian Revolving Credit Commitment to all Canadian Revolving Credit Commitments, all as determined immediately prior to each such recovery); PROVIDED, HOWEVER, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. The Borrowers hereby agree that any Lender so purchasing a participation from another Lender pursuant to this SECTION 11.05 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. For purposes of this SECTION 11.05, neither the Master Agreement nor any Obligations owed by the Borrowers to any Lender in connection with any Foreign Exchange Contracts shall be included as part of the defined term "Obligations" in determining, as set forth above, all amounts that shall be shared ratably by and amongst the Lenders.

      SECTION 11.06 AMENDMENTS AND WAIVERS. No amendment or modification of any provision of this Loan Agreement shall be effective without the written agreement of the Requisite Lenders and the Borrowers, and no termination or waiver of any provision of this Loan Agreement, or consent to any departure by the Borrowers therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders, which the Requisite Lenders shall have the right to grant or withhold at their sole discretion; except that (i) with respect to any amendment, modification or waiver of the definitions of (a) with respect to the US Revolving Credit Facility, "Advance Limit", "Qualified US Accounts Receivable", and/or "Qualified US Inventory", such amendment, modification and waiver shall be effective only if evidenced by a writing signed by or on behalf of all Lenders holding a US Revolving Credit Commitment (or if the US Revolving Credit Commitments are not in effect but there are outstanding US Revolving Credit Loans, then ALL US Lenders holding any portion of said US Revolving Credit Loans), and (b) with respect to the Canadian Revolving Credit Facility, "Advance Limit", "Qualified Canadian Accounts Receivable", and/or "Qualified Canadian Inventory", such amendment, modification and waiver shall be effective only if evidenced by a writing signed by or on behalf of all Lenders holding a Canadian Revolving Credit Commitment (or if the Canadian Revolving Credit Commitments are not in effect but there are outstanding Canadian Revolving Credit Loans, then ALL Canadian Lenders holding any portion of said Canadian Revolving Credit Loans) (ii) with respect to the issuance of (a) a US Letter of Credit with an expiration date later than thirty (30) days prior to the US Revolving Credit Termination Date, OTHER than in accordance with the terms, conditions and provisions of SECTION 2.01(vi)(d)(4)(a) OR (b) of this Loan

Agreement, such US Letter of Credit shall be issued only if approved by a writing signed by or on behalf of all US Lenders holding a US Revolving Credit Commitment (or if the US Revolving Credit Commitments are not in effect but there are outstanding US Revolving Credit Loans, then ALL US Lenders holding any portion of said US Revolving Credit Loans) and (b) a Canadian Letter of Credit with an expiration date later than thirty (30) days prior to the Canadian Revolving Credit Termination Date, OTHER than in accordance with the terms, conditions and provisions of SECTION 2.02(vi)(d)(4)(a) OR (b) of this Loan Agreement, such Canadian Letter of Credit shall be issued only if approved by a writing signed by or on behalf of all Canadian Lenders holding a Canadian Revolving Credit Commitment (or if the Canadian Revolving Credit Commitments are not in effect but there are outstanding Canadian Revolving Credit Loans, then ALL Canadian Lenders holding any portion of said Canadian Revolving Credit Loans) and (iii) any amendment, modification or waiver of any of the following provisions shall be effective only if evidenced by a writing signed by or on behalf of ALL Lenders holding any Commitments (or if the Commitments are not in effect but there are Obligations outstanding, then ALL Lenders holding any portion of said Obligations):

            (a) Increase the US Revolving Credit Commitment or the Canadian Revolving Credit Commitment of any Lender over the amount thereof then in effect, or extend the US Revolving Credit Termination Date, the Canadian Revolving Credit Termination Date or any maturity date;

            (b) Increase the Acquisition/Term Loan Commitment of any Lender over the amount thereof then in effect, or extend the Acquisition/Term Loan Maturity Date or the Acquisition/Term Loan Termination Date;

            (c) Reduce the principal amount of or extend the time for any scheduled payment of principal of any of the Loans, US Reimbursement Obligations or Canadian Reimbursement Obligations, or reduce the rate of interest or extend the time for payment of interest borne by any of the Loans, US Reimbursement Obligations or Canadian Reimbursement Obligations or extend the time for payment or reduce the payment of any fees, or reduce or postpone the payment of any other expenses, indemnities or amounts payable under any of the Loan Documents;

            (d) Change the definition of "Requisite Lenders" or amend this
SECTION 11.06;

            (e) Release any Collateral or any guarantees of the Loan Facilities;

            (f) Change the definition of "Pro Rata Share";

            (g) Change any of the financial covenants set forth in ARTICLE VIII of this Loan Agreement; and

            (h) Change the definition of "Permitted Acquisitions" or amend
SECTION 7.03 and/or SECTION 7.05 of this Loan Agreement.

No amendment, modification, termination, or waiver of any provision of ARTICLE X hereof or any other provision referring to any of the Agents shall be effective without the prior express written consent of the Agent(s) affected by such amendment, modification, termination or waiver. The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this SECTION 11.06 shall be binding on each assignee, transferee or recipient of a Lender's Revolving Credit Commitment or Loans at the time outstanding, each future assignee, transferee or recipient of a Lender's US Revolving Credit Commitment, Canadian Revolving Credit Commitment, Acquisition/Term Loan Commitment, US Letter of Credit Obligations, Canadian Letter of Credit Obligations or Loans and, if signed by the Borrowers, on the Borrowers. In the event that any Agent requests the consent of a Lender and such Agent does not receive a written response thereto within ten (10) Business Days after such Lender's receipt of such request, then such Lender shall be deemed NOT to have given its consent to the requested amendment, modification or waiver.

      SECTION 11.07 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant shall not avoid the occurrence of an Event of Default or potential Event of Default if such action is taken or condition exists.

      SECTION 11.08 NOTICES. Unless otherwise specifically provided therein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by confirmed telecopy transmission, nationally recognized overnight courier service or United States or Canadian mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a confirmed telecopy transmission or four
(4) Business Days after deposit in the United States or the Canadian mail (registered or certified, with postage prepaid and properly addressed). Notices to any Agent pursuant to the terms, conditions and provisions of this Loan Agreement, including, without limitation, notices pursuant to ARTICLE II of this Loan Agreement, shall not be effective until received by such Agent. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this SECTION 11.08) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

      SECTION 11.09 SURVIVAL OF WARRANTIES AND AGREEMENTS. All agreements, representations and warranties made herein shall survive the execution and delivery of this Loan

Agreement and the other Loan Documents and the making and repayment of the Loans hereunder.

      SECTION 11.10 MARSHALLING; RECOURSE TO SECURITY; PAYMENTS SET ASIDE. The Agents and the Lenders shall not be under any obligation to marshall any assets in favor of the Borrowers or any other party or against or in payment of any or all of the Obligations. Recourse to the Collateral shall not be required at any time. To the extent that the Borrowers make a payment or payments to the Administrative Agent or a Lender, or any of the Agents or a Lender enforces their security interests or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

      SECTION 11.11 SEVERABILITY. In case any provision in or obligation under this Loan Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      SECTION 11.12 GOVERNING LAW. This Loan Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New Jersey.

      SECTION 11.13 SUCCESSORS AND ASSIGNS. This Loan Agreement and the other Loan Documents shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Lenders. The terms and provisions of this Loan Agreement shall inure to the benefit of any assignee or transferee of the Loans and Commitments of any Lender, and in the event of such transfer or assignment, the rights and privileges herein conferred upon Lenders shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. The Borrowers' duties and Obligations hereunder, may not be assigned without the prior express written consent of the Requisite Lenders.

      SECTION 11.14 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWERS AND/OR THEIR SUBSIDIARIES WITH RESPECT TO THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE CITY OF HACKENSACK, NEW JERSEY, AND BY EXECUTION AND DELIVERY OF THIS LOAN AGREEMENT, THE BORROWERS ACCEPT, FOR THEMSELVES AND IN CONNECTION WITH THEIR

PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. THE BORROWERS IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THEIR NOTICE ADDRESSES SPECIFIED ON THE SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN
(10) DAYS AFTER SUCH MAILING. THE BORROWERS, THEIR SUBSIDIARIES, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWERS IN THE COURTS OF ANY OTHER JURISDICTION.

      SECTION 11.15 COUNTERPARTS; EFFECTIVENESS; INCONSISTENCIES. This Loan Agreement and any amendments, waivers, consents, or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Loan Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Loan Agreement are actually inconsistent with the terms and conditions of any other Loan Documents, this Loan Agreement shall govern.

      SECTION 11.16 CONSTRUCTION The parties hereby acknowledge that each party and its counsel have reviewed and revised this Loan Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Loan Agreement or any amendments or exhibits hereto.

      SECTION 11.17 ENTIRE AGREEMENT / INTEGRATION CLAUSE. This Loan Agreement, taken together with all of the other Loan Documents and all certificates and other documents delivered by the Borrowers or any other Person to the Agents and/or the Lenders in connection with the Loan Facilities, is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Loan Agreement and the other Loan Documents. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Loan Agreement and the other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Loan Agreement or in the other Loan Documents.

      SECTION 11.18 PROCESS AGENT. The Canadian Borrower hereby irrevocably appoints Cantel Medical Corp., with an address on the date hereof at 150 Clove Road, 9th Floor, Overlook at Great Notch, Little Falls, New Jersey 07424 (hereinafter referred to as the "Process Agent"), as process agent in its name, place and stead to receive and forward service of any and all writs, summonses and other legal process in any suit, action or proceeding brought in the State of New Jersey, agrees that such service in any such suit, action or proceeding may be made upon the Process Agent and agrees to take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that such Canadian Borrower will at all times have an agent for service of process for the above purposes.

      SECTION 11.19 JUDGMENT CURRENCY. Payments in connection with any of the Loan Facilities shall be made by the Borrowers in the same currency as the particular Obligation for which such payments are being made. Notwithstanding the foregoing, the payment obligation of the Canadian Borrower for any other payments which are required by the terms, conditions and provisions of this Loan Agreement to be made to the Canadian Collateral Agent, whether for the benefit of the Canadian Lenders or for the benefit of the Canadian Collateral Agent, shall not be discharged by any amount paid in another currency (other than US Dollars) or in another place, whether pursuant to a judgment or otherwise, to the extent the amount so paid on prompt conversion to US Dollars and transferred to the Canadian Collateral Agent, under normal banking procedures does not yield the amount of US Dollars in the Canadian Collateral Agent's office which is due hereunder. In the event that any such payment by or on behalf of the Canadian Borrower, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in payment of such amount of US Dollars to the Canadian Collateral Agent at the Canadian Collateral Agent's Office, the Canadian Collateral Agent shall have a separate cause of action against the Canadian Borrower for the additional amount necessary to yield the amount due and owing to the Canadian Collateral Agent and/or the Canadian Lenders hereunder.

      SECTION 11.20 CREDIT SUPPORT DOCUMENT. This Loan Agreement is intended to act (i) as a "Credit Support Document" (as such term is defined in the Master Agreement), with respect to the Borrowers and is hereby made a part of the "Schedule" (as such term is defined in the Master Agreement) of the Master Agreement, which Master Agreement includes the Schedules thereto and all "Confirmations" (as such term is defined in the Master Agreement) exchanged between the parties confirming transactions thereunder, and (ii) as a "transfer" under a swap agreement made by or to a swap participant, in connection with a swap agreement, within the meaning of Section 546(g) of the Bankruptcy Code.

      SECTION 11.21 INTEREST SAVINGS CLAUSE. Nothing contained in this Loan Agreement or in any of the other Loan Documents shall be construed to permit any of the Agents or the Lenders to receive at any time interest, fees or other charges in excess of the amounts which each Lender is legally entitled to charge and receive under any Law to which such interest, fees or charges are subject. In no contingency or event whatsoever shall the compensation payable to any Agent or Lender by any of the Borrowers howsoever characterized or computed, whether under this Loan Agreement or under any other Loan Document, exceed the highest rate permissible under any Law to which such compensation is subject. There is no intention that the Lenders shall contract for, charge or receive compensation in excess of the highest lawful rate, and, in the event it should be determined that any excess has been charged or received, then, IPSO FACTO, such rate shall be reduced to the highest lawful rate so that no amounts shall be charged which are in excess thereof, and the Lenders, or the Agents on their behalf, shall apply such excess against the Obligations of the relevant Borrower to the relevant Lender then outstanding and, to the extent of any amounts remaining thereafter, refund such excess to the relevant Borrower.

      SECTION 11.22 REPLACEMENT OF LOST PROMISSORY NOTES OR COLLATERAL DOCUMENTS. Upon receipt of a sworn affidavit of an authorized officer of any Lender as to the loss, theft, destruction or mutilation of any of the Notes and/or the Collateral Documents which is not of public record, and, in the case of such loss, theft, destruction or mutilation, upon cancellation of such Note(s) or Collateral Documents, the applicable Borrower or Borrowers shall issue for the benefit of said Lender, in lieu thereof, a replacement Note and/or Collateral Document in the same principal amount thereof and otherwise of like tenor.

      SECTION 11.23 YEARLY RATE STATEMENTS. For the purposes of complying with the Interest Act (Canada) to the extent (if any) applicable, it is expressly agreed that:

            (i) where interest or fees are calculated pursuant hereto at a rate based on a 365 day period, the yearly rate or percentage of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the year (365 or 366, as the case may be) divided by 365;

            (ii) where interest or fees are calculated pursuant hereto at a rate based on a 360 day period, the yearly rate or percentage of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the year (365 or 366, as the case may be) divided by 360; and

            (iii) the rates of interest specified in this Loan Agreement are nominal rates and not effective rates or yields and the parties hereto acknowledge that there is a material distinction between the nominal and effective rates of interest, that they are capable of making the calculations necessary to compare such rates and that the principle of deemed reinvestment of interest shall not apply to any calculations of interest hereunder.

      IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed and delivered by their proper and duly authorized corporate officers, and each of the Borrowers has caused its corporate seal to be hereunto affixed and attested pursuant to the resolution of its Board of Directors, all as of the day and year first hereinabove written.

[SEAL]                               CANTEL MEDICAL CORP.,
ATTEST:                              a Delaware corporation, as a Borrower


/s/ Craig A. Sheldon                 By: /s/ James P. Reilly
----------------------------             -----------------------------------
Name: Craig A. Sheldon                     Name:  James P. Reilly
Title: Vice President                      Title: President

                                     NOTICE ADDRESS:

                                     150 Clove Road
                                     9th Floor
                                     Overlook at Great Notch,
                                     Little Falls, New Jersey 07424
                                     Attn.: Mr. Craig A. Sheldon
                                            Vice President and Controller
                                     Telecopy No.: (973) 890-7270

                                     WITH A COPY TO:

                                     Dornbush Mensch Mandelstam & Schaffer, LLP
                                     747 Third Avenue
                                     New York, New York 10017
                                     Attn.: Eric W. Nodiff, Esq.
                                     Telecopy No.: (212) 753-7673

[SEAL]                               MEDIVATORS, INC.,
ATTEST:                              a Minnesota corporation, as a Borrower


/s/ James P. Reilly                  By: /s/ Craig A. Sheldon
----------------------------             -----------------------------------
Name: James P. Reilly                      Name:  Craig A. Sheldon
Title:                                     Title: Vice President

                                     NOTICE ADDRESS:

                                     150 Clove Road
                                     9th Floor
                                     Overlook at Great Notch,
                                     Little Falls, New Jersey 07424
                                     Attn.: Mr. Craig A. Sheldon
                                            Vice President and Treasurer
                                     Telecopy No.: (973) 890-7270

                                     WITH A COPY TO:

                                     Dornbush Mensch Mandelstam & Schaffer, LLP
                                     747 Third Avenue
                                     New York, New York 10017
                                     Attn.: Eric W. Nodiff, Esq.
                                     Telecopy No.: (212) 753-7673

[SEAL]                               CARSEN GROUP INC.,
ATTEST:                              an Ontario company, as a Borrower


                                     By: /s/ William Vella
--------------------------               ----------------------------------
Name:                                      Name: William Vella
Title:                                     Title: President

                                     NOTICE ADDRESS:

                                     151 Telson Road
                                     Markham, Ontario L3R 1E7
                                     Attn.: Mr. William Vella
                                            President
                                     Telecopy No.: (905) 479-2595

                                     WITH A COPY TO:

                                     150 Clove Road
                                     9th Floor
                                     Overlook at Great Notch,
                                     Little Falls, New Jersey 07424
                                     Attn.: Mr. Craig A. Sheldon
                                            Vice President and Controller
                                     Telecopy No.: (973) 890-7270

                                     WITH A COPY TO:

                                     Dornbush Mensch Mandelstam & Schaffer, LLP
                                     747 Third Avenue
                                     New York, New York 10017
                                     Attn.: Eric W. Nodiff, Esq.
                                     Telecopy No.: (212) 753-7673

                                     MELLON BANK, N.A.,
                                     as a Lender


                                     By: /s/ Russ J. Lopinto
                                         -------------------------------
                                           Russ J. Lopinto
                                           Vice President

                                     NOTICE ADDRESS:

                                     Mellon Bank, N.A.
                                     379 Thornall Street
                                     6th Floor
                                     Edison, New Jersey 08837
                                     Attn.: Mr. Russ J. Lopinto
                                            Vice President
                                     Telecopy No.: (732) 452-3991

                                     WITH A COPY TO:

                                     Drinker Biddle & Shanley LLP
                                     500 Campus Drive
                                     Florham Park, New Jersey 07932
                                     Attn.: Peter P. Ackourey, Esq.
                                     Telecopy No.: (973) 360-9831

                                     (1) Commitment Percentage of
                                         US Revolving Credit Loan Facility: 0%
                                     (2) Pro Rata Share of US Revolving Credit
                                         Commitments:  US$0.00
                                     (3) Commitment Percentage of Canadian
                                         Revolving Credit Loan Facility: 0%
                                     (4) Pro Rata Share of Canadian Revolving
                                         Credit Commitments:  US$0.00
                                     (5) Commitment Percentage of
                                         Acquisition/Term Loan Facility: 40%
                                     (6) Pro Rata Share of Acquisition/Term
                                         Loan Commitments: US$5,000,000.00

                                     SUMMIT BANK, as a Lender


                                     By: /s/ Steven P. DeLuise
                                         -------------------------------
                                           Steven P. DeLuise
                                           Vice President

                                     NOTICE ADDRESS:

                                     Summit Bank
                                     250 Moore Street, 2nd Floor
                                     Hackensack, New Jersey 07601
                                     Attn.: Mr. Steven P. DeLuise
                                            Vice President
                                     Telecopy No.: (201) 488-6185

                                     WITH A COPY TO:

                                     Reed Smith LLP
                                     P.O. Box 7839
                                     Princeton, New Jersey 08543-7839
                                     Attn.: Daniel F. Peck, Jr., Esq.
                                     Telecopy No.: (609) 951-0824

                                     (1) Commitment Percentage of
                                         US Revolving Credit Loan Facility: 100%
                                     (2) Pro Rata Share of US Revolving Credit
                                         Commitments:  US$2,500,000.00
                                     (3) Commitment Percentage of Canadian
                                         Revolving Credit Loan Facility: 0%
                                     (4) Pro Rata Share of Canadian Revolving
                                         Credit Commitments:  US$0.00
                                     (5) Commitment Percentage of
                                         Acquisition/Term Loan Facility: 60%
                                     (6) Pro Rata Share of Acquisition/Term
                                         Loan Commitments: US$7,500,000.00

                                     MELLON BANK, N.A., CANADA BRANCH,
                                     as a Lender


                                     By: /s/ Wendy B. H. Bocti
                                         -----------------------------
                                           Name: Wendy B. H. Bocti
                                           Title: Principal Officer

                                     NOTICE ADDRESS:

                                     Mellon Bank, N.A., Canada Branch
                                     Royal Trust Tower
                                     P.O. Box 320, Suite 3200
                                     Toronto Dominion Centre, 32nd Floor
                                     Toronto, Ontario M5K 1K2
                                     Attn.: Principal Officer
                                     Telecopy No.:(416) 860-2409

                                     WITH A COPY TO:

                                     Drinker Biddle & Shanley LLP
                                     500 Campus Drive
                                     Florham Park, New Jersey 07932
                                     Attn.: Peter P. Ackourey, Esq.
                                     Telecopy No.: (973) 360-9831

                                               and

                                     Mellon Bank, N.A.
                                     379 Thornall Street
                                     6th Floor
                                     Edison, New Jersey 08837
                                     Attn.: Mr. Russ J. Lopinto
                                            Vice President
                                     Telecopy No.: (732) 452-3991

                                               and

                                     Fraser Milner Casgrain
                                     P.O. Box 100
                                     1 First Canadian Place
                                     100 King Street West
                                     Toronto, Ontario, Canada M5X 1B2
                                     Attn.: Peter E. Murphy, Esq.
                                     Telecopy No.: (416) 863-4592

                                     (1) Commitment Percentage of
                                         US Revolving Credit Loan Facility: 0%
                                     (2) Pro Rata Share of US Revolving Credit
                                         Commitments:  US$0.00
                                     (3) Commitment Percentage of Canadian
                                         Revolving Credit Loan Facility: 100%
                                     (4) Pro Rata Share of Canadian Revolving
                                         Credit Commitments:  US$5,000,000.00
                                     (5) Commitment Percentage of
                                         Acquisition/Term Loan Facility: 0%
                                     (6) Pro Rata Share of Acquisition/Term
                                         Loan Commitments: US$0.00

                                     SUMMIT BANK, as the Administrative Agent


                                     By: /s/ Andrea A. A. Bailey
                                         -------------------------------
                                           Andrea A. A. Bailey
                                           Vice President

                                     NOTICE ADDRESS:

                                     Summit Bank
                                     750 Walnut Avenue
                                     Cranford, New Jersey  07016
                                     Attn.: Ms. Andrea A. A. Bailey
                                            Vice President
                                     Telecopy No.: (908) 497-0687

                                     WITH A COPY TO:

                                     Reed Smith LLP
                                     P.O. Box 7839
                                     Princeton, New Jersey 08543-7839
                                     Attn.: Daniel F. Peck, Jr., Esq.
                                     Telecopy No.: (609) 951-0824

                                     SUMMIT BANK, as the US Collateral Agent


                                     By: /s/ Andrea A. A. Bailey
                                         ---------------------------------
                                           Andrea A. A. Bailey
                                           Vice President

                                     NOTICE ADDRESS:

                                     Summit Bank
                                     750 Walnut Avenue
                                     Cranford, New Jersey  07016
                                     Attn.: Ms. Andrea A. A. Bailey
                                            Vice President
                                     Telecopy No.: (908) 497-0687

                                     WITH A COPY TO:

                                     Reed Smith LLP
                                     P.O. Box 7839
                                     Princeton, New Jersey 08543-7839
                                     Attn.: Daniel F. Peck, Jr., Esq.
                                     Telecopy No.: (609) 951-0824

                                     MELLON BANK, N.A., CANADA BRANCH, as
                                     the Canadian Collateral Agent


                                     By: /s/ Wendy B. H. Bocti
                                         ------------------------------
                                           Name: Wendy B. H. Bocti
                                           Title: Principal Officer

                                     NOTICE ADDRESS:

                                     Mellon Bank, N.A., Canada Branch
                                     Royal Trust Tower
                                     P.O. Box 320, Suite 3200
                                     Toronto Dominion Centre, 32nd Floor
                                     Toronto, Ontario M5K 1K2
                                     Attn.: Vice President and Manager,
                                            Corporate Banking
                                     Telecopy No.:(416) 860-2409

                                     WITH A COPY TO:

                                     Drinker Biddle & Shanley LLP
                                     500 Campus Drive
                                     Florham Park, New Jersey 07932
                                     Attn.: Peter P. Ackourey, Esq.
                                     Telecopy No.: (973) 360-9831

                                               and

                                     Mellon Bank, N.A.
                                     379 Thornall Street
                                     6th Floor
                                     Edison, New Jersey 08837
                                     Attn.: Mr. Russ J. Lopinto
                                            Vice President
                                     Telecopy No.: (732) 452-3991

                                               and

                                     Fraser Milner Casgrain
                                     P.O. Box 100
                                     1 First Canadian Place
                                     100 King Street West
                                     Toronto, Ontario, Canada M5X 1B2
                                     Attn.: Peter E. Murphy, Esq.
                                     Telecopy No.: (416) 863-4592